The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and is effective. The securities offered hereby may not be sold nor may offers to buy be accepted prior to the time the information herein has been completed. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdictions where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION DATED FEBRUARY 8, 2007

PROSPECTUS SUPPLEMENT DATED
(TO PROSPECTUS DATED FEBRUARY 8, 2007)

        US$2,000,000,000 CLASS A-1 MORTGAGE BACKED FLOATING RATE NOTES

                         MEDALLION TRUST SERIES 2007-1G

--------------------------------------------------------------------------------

                                 [LOGO OMITTED]

       SECURITISATION ADVISORY SERVICES PTY LIMITED (ABN 88 064 133 946)
                         Sponsor, Depositor and Manager

              COMMONWEALTH BANK OF AUSTRALIA (ABN 48 123 123 124)
                            Originator and Servicer

                   HOMEPATH PTY LIMITED (ABN 35 081 986 530)
                                   Originator
--------------------------------------------------------------------------------
             PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007)
        in its capacity as trustee of the Medallion Trust Series 2007-1G
                                 Issuer Trustee
--------------------------------------------------------------------------------
     The Class A-1 notes offered by this prospectus supplement will be collateralized by a pool of housing loans secured by properties located in
Australia. The Medallion Trust Series 2007-1G will be governed by the laws of the Australian Capital Territory, Australia.

     The Class A-1 notes offered by this prospectus supplement are not deposits and neither the notes nor the underlying housing loans are insured or guaranteed by any governmental agency or instrumentality. The Class A-1 notes offered by this prospectus supplement represent obligations of the issuer trustee in its capacity as trustee of the issuing entity only and do not represent obligations of or interests in, and are not guaranteed by any other entity including Securitisation Advisory Services Pty Limited, Commonwealth
Bank of Australia, Homepath Pty Limited, Perpetual Trustee Company Limited (or
any affiliates of those companies) or the underwriters.

     Payments on the Class A-1 notes will be on quarterly payment dates, being the 27th day of each February, May, August and November, or, if the 27th day is
not a business day, on the next business day. The first quarterly payment date will be on May 27, 2007.

     The credit enhancement for the notes consists of excess available income, subordination, principal draws and mortgage insurance policies as is described under "Summary--Credit Enhancements." Commonwealth Bank of Australia is acting as swap counterparty in respect of interest rate and currency swaps.

     INVESTING IN THE CLASS A-1 NOTES INVOLVES RISKS. SEE "RISK FACTORS" ON
PAGE S-26.

                                                                                         UNDERWRITING     PROCEEDS TO
                        INITIAL PRINCIPAL     INITIAL INTEREST                          DISCOUNTS AND       ISSUER
   CLASS OF NOTES            BALANCE              RATE(1)           PRICE TO PUBLIC      COMMISSIONS        TRUSTEE
--------------------   -------------------   ------------------   ------------------   ---------------   ------------

    Class A-1 notes      US$2,000,000,000    LIBOR +        %      US$2,000,000,000          US$              US$

---------
(1) The interest rate will change on the Step-Up Date, as described in this prospectus supplement under "Description of the Offered Notes - Interest on the Notes".

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE NOTES OR DETERMINED IF THIS
PROSPECTUS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

                      Joint Lead Managers and Bookrunners

CREDIT SUISSE              DEUTSCHE BANK SECURITIES             SOCIETE GENERALE

                               Joint Lead Manager
                        COMMONWEALTH BANK OF AUSTRALIA

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

      For the purposes of this prospectus supplement and the accompanying prospectus, the Class A-1 notes are being offered by this prospectus supplement and the accompanying prospectus while the Class A-2 notes, the Class A-3 notes, the Class A-4 notes and the Class B notes and the redraw notes (if any) are not being so offered by this prospectus supplement or the accompanying prospectus.

      The Class A-1 notes are described in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to this series of
Class A-1 notes and (2) this prospectus supplement, which describes the specific terms of this series of Class A-1 notes.

      Neither this prospectus supplement nor the accompanying prospectus contains all of the information included in the registration statement. The registration statement also includes copies of the various contracts and documents referred to in this prospectus supplement and the accompanying prospectus. You may obtain copies of these documents for review. See "Available
Information" in the accompanying prospectus.

      The information in this prospectus supplement is preliminary, and is subject to completion or change. This prospectus supplement is being delivered to you solely to provide you with information about the offering of the Class
A-1 notes referred to in this prospectus supplement and to solicit an offer to purchase the Class A-1 notes, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Class A-1 notes, until we have accepted your offer to purchase the Class A-1 notes.

      The Class A-1 notes are being sold when, as and if issued. The depositor is not obligated to issue the Class A-1 notes or any similar security and the underwriters' obligation to deliver the Class A-1 notes is subject to the terms and conditions of its underwriting agreement with the depositor and the availability of the Class A-1 notes when, as and if issued by the depositor. You are advised that the terms of the Class A-1 notes, and the characteristics of the mortgage pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the mortgage pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the mortgage pool, and that one or more classes of notes may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The underwriters' obligation to sell any of the Class A-1 notes to you is conditioned on the mortgage loans and the Class A-1 notes having the characteristics described in this prospectus supplement. If for any reason the depositor does not deliver the Class A-1 notes, the underwriters will notify you, and none of the depositor, the sponsor, any originator or any underwriter will have any obligation to you to deliver all or any portion of the Class A-1 notes which you have committed to purchase, and none of the depositor, the sponsor, any originator or any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

      If you require additional information, the mailing address of the
Manager's office in the United States is Securitisation Advisory Services Pty
Limited, C/- Commonwealth Bank of Australia, 599 Lexington Avenue, New York, New
York 10022, Attention: Executive Vice President Head of North America.

      Definitions of capitalized terms used in this prospectus supplement and the accompanying prospectus are located under the caption "Glossary" in this prospectus supplement and in the accompanying prospectus.

                                       ii

             DISCLAIMERS WITH RESPECT TO SALES TO NON-U.S. INVESTORS

      This section applies only to the offering of the offered notes in countries other than the United States of America. In this section of this prospectus supplement entitled "Disclaimers with Respect to Sales to Non-U.S.
Investors", references to Perpetual Trustee Company Limited are to that company in its capacity as trustee of the Medallion Trust Series 2007-1G, and not its personal capacity. Securitisation Advisory Services Pty Limited is responsible and liable for this prospectus supplement and accompanying prospectus in the
United States of America.

      Other than in the United States of America, no person has taken or will take any action that would permit a public offer of the offered notes in any country or jurisdiction. The offered notes may be offered non-publicly in other jurisdictions. The offered notes may not be offered or sold, directly or indirectly, and neither this prospectus supplement and accompanying prospectus, nor any form of application, advertisement or other offering material may be issued, distributed or published in any country or jurisdiction, unless permitted under all applicable laws and regulations. Each underwriter has agreed to comply with all applicable securities laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers offered notes or possesses or distributes this prospectus supplement and accompanying prospectus or any other offering material. The distribution of this prospectus supplement and accompanying prospectus and the offer or sale of the offered notes may be restricted in some jurisdictions. In particular, there are restrictions on the distribution of this prospectus supplement and accompanying prospectus and the offer and sale of the offered notes in Australia, the United Kingdom, Spain,
Italy and in the United States of America. You should inform yourself about and observe any of these restrictions. For a description of further restrictions on offers and sales of the offered notes, see "Plan of Distribution--Underwriting"
in this prospectus supplement.

      This prospectus supplement and accompanying prospectus do not and are not intended to constitute an offer to sell or a solicitation of any offer to buy any of the offered notes by or on behalf of Perpetual Trustee Company Limited or
Securitisation Advisory Services Pty Limited in any jurisdiction in which the offer or solicitation is not authorized or in which the person making the offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make an offer or solicitation in such jurisdiction.

      Securitisation Advisory Services Pty Limited accepts responsibility for the information contained in this prospectus supplement and in the accompanying prospectus other than the information for which Commonwealth Bank of Australia,
Perpetual Trustee Company Limited and The Bank of New York take responsibility for as described in the following three paragraphs. To the best of the knowledge and belief of Securitisation Advisory Services Pty Limited, which has taken all reasonable care to ensure that such is the case, the information contained in this prospectus supplement and accompanying prospectus, other than the information for which Commonwealth Bank of Australia, Perpetual Trustee Company
Limited and The Bank of New York take responsibility for as described in the following three paragraphs, is in accordance with the facts and does not omit anything likely to affect its import.

      Commonwealth Bank of Australia, for itself and on behalf of Homepath Pty
Limited, accepts responsibility for the information contained in "The Issuer
Trustee, Commonwealth Bank of Australia and the Manager--Originator and
Servicer-Commonwealth Bank of Australia", "Description of the Assets of a
Trust--The Housing Loans", "Commonwealth Bank Residential Loan Program" and "The
Servicer" in the accompanying prospectus and "Summary--Summary of the Notes" and
"Summary--The Housing Loan Pool--Selected Housing Loan Pool Data", "The
Originators", "Description of the Pool of Housing Loans" and "Appendix A", in
this prospectus supplement. To the best of the knowledge and belief of
Commonwealth Bank of Australia, which has taken all reasonable care to ensure that such is the case, the information contained in those sections is in accordance with the facts and does not omit anything likely to affect the import of that information.

                                       iii

      Perpetual Trustee Company Limited accepts responsibility for the information contained in "The Issuer Trustee, Commonwealth Bank of Australia and
the Manager--The Issuer Trustee" in the accompanying prospectus and "Description of the Trustees--The Issuer Trustee" and "Description of the Trustees--The
Security Trustee" in this prospectus supplement. To the best of the knowledge and belief of Perpetual Trustee Company Limited, which has taken all reasonable care to ensure that such is the case, the information contained in that section is in accordance with the facts and does not omit anything likely to affect the import of that information.

      The Bank of New York accepts responsibility for the information contained in "Description of the Offered Notes--The Note Trustee--Appointment of Note
Trustee" in the accompanying prospectus and "Description of the Offered
Notes--Form of the Offered Notes--US Dollar Note Registrar" and "Description of
the Trustees--The Note Trustee" in this prospectus supplement. To the best of the knowledge and belief of The Bank of New York, which has taken all reasonable care to ensure that such is the case, the information contained in those sections is in accordance with the facts and does not omit anything likely to affect the import of that information.

      Except with respect to the information for which it accepts responsibility in the preceding four paragraphs, none of Securitisation Advisory Services Pty
Limited, Commonwealth Bank of Australia, Homepath Pty Limited, Perpetual Trustee
Company Limited, P.T. Limited or The Bank of New York accepts any responsibility for any information contained in this prospectus supplement and accompanying prospectus and has not separately verified the information contained in this prospectus supplement and accompanying prospectus and makes no representation, warranty or undertaking, express or implied, as to the accuracy or completeness of any information contained in this prospectus supplement and accompanying prospectus or any other information supplied in connection with the offered notes.

      Commonwealth Bank of Australia, Homepath Pty Limited, Perpetual Trustee
Company Limited, Securitisation Advisory Services Pty Limited, P.T. Limited, The
Bank of New York and the underwriters do not recommend that any person should purchase any of the offered notes and do not, except as described in the preceding five paragraphs, accept any responsibility or make any representation as to the tax consequences of investing in the offered notes.

      Each person receiving this prospectus supplement and accompanying prospectus:

      o     acknowledges that he or she has not relied on the entities listed in the preceding paragraph nor on any person affiliated with any of them in connection with his or her investigation of the accuracy of the information in this prospectus supplement and accompanying prospectus or his or her investment decisions;

      o     acknowledges that this prospectus supplement and accompanying prospectus and any other information supplied in connection with the offered notes is not intended to provide the basis of any credit or other evaluation;

      o     acknowledges that the underwriters have expressly not undertaken to review the financial condition or affairs of the trust or any party named in this prospectus supplement and accompanying prospectus during the life of the offered notes;

      o     should make their own independent investigation of the trust and the offered notes; and

      o     should seek their own tax, accounting and legal advice as to the consequences of investing in any of the offered notes.

                                       iv

      No person has been authorized to give any information or to make any representations other than those contained in this prospectus supplement and accompanying prospectus in connection with the issue or sale of the offered notes. If such information or representation is given or received, it must not be relied upon as having been authorized by Perpetual Trustee Company Limited,
Securitisation Advisory Services Pty Limited or any of the underwriters.

      Neither the delivery of this prospectus supplement and accompanying prospectus nor any sale made in connection with this prospectus supplement and accompanying prospectus shall, under any circumstances, create any implication that:

      o     there has been no material change in the affairs of the trust or any party named in this prospectus supplement and accompanying prospectus since the date of this prospectus supplement and accompanying prospectus; or

      o     any other information supplied in connection with the offered notes is correct as of any time subsequent to the date on which it is supplied or, if different, the date indicated in the document containing the same.

      Perpetual Trustee Company Limited's liability to make payments of interest and principal on the offered notes is limited to the assets of the trust available to be applied towards those payments in accordance with the transaction documents. All claims against Perpetual Trustee Company Limited in relation to the offered notes may only be satisfied out of the assets of the trust and are limited in recourse to the assets of the trust.

      Securitisation Advisory Services Pty Limited will apply to the Irish Stock
Exchange for the offered notes to be admitted to the Official List. There can be no assurance that any such listing will be obtained. The issuance and settlement of the offered notes on the closing date is not conditioned on the listing of the offered notes on the Irish Stock Exchange. So long as the offered notes are listed on the Irish Stock Exchange, listed offered notes will be freely transferable and negotiable in accordance with the rules of the Irish Stock
Exchange. Perpetual Trustee Company Limited has not authorized or caused the issue of this prospectus supplement and has not made or authorized the application for admission and/or trading on the Irish Stock Exchange.

                    NOTICE TO RESIDENTS OF THE UNITED KINGDOM

      THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS MAY NOT BE COMMUNICATED IN
THE UNITED KINGDOM OTHER THAN TO PERSONS AUTHORIZED TO CARRY ON A REGULATED
ACTIVITY UNDER THE FINANCIAL SERVICES AND MARKETS ACT 2000, AS AMENDED (THE
"FSMA"), OR OTHERWISE HAVING PROFESSIONAL EXPERIENCE IN MATTERS RELATING TO
INVESTMENTS AND QUALIFYING AS INVESTMENT PROFESSIONALS UNDER ARTICLE 19, OR
PERSONS QUALIFYING AS HIGH NET WORTH PERSONS UNDER ARTICLE 49, OF THE FINANCIAL
SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005, OR TO ANY OTHER
PERSON TO WHOM THIS DOCUMENT MAY OTHERWISE LAWFULLY BE COMMUNICATED OR CAUSED TO
BE COMMUNICATED. NEITHER THE NOTES NOR THIS DOCUMENT IS AVAILABLE TO OTHER
CATEGORIES OF PERSONS IN THE UNITED KINGDOM AND NO ONE FALLING OUTSIDE SUCH
CATEGORIES IS ENTITLED TO RELY ON, AND MUST NOT ACT ON, ANY INFORMATION IN THIS
DOCUMENT. THE TRANSMISSION OF THIS DOCUMENT TO ANY PERSON IN THE UNITED KINGDOM
OTHER THAN THE CATEGORIES STATED ABOVE, OR ANY PERSON TO WHOM IT IS OTHERWISE
LAWFUL TO COMMUNICATE THIS DOCUMENT, IS UNAUTHORIZED AND MAY CONTRAVENE THE
FINANCIAL SERVICES AND MARKETS ACT 2000, AS AMENDED.

                                        v

                           FORWARD-LOOKING STATEMENTS

      Some of the statements contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may,"
"will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Accordingly, what happens may be different from what we predict in our forward-looking statements.

                                   DISCLAIMERS

o     The Class A-1 notes do not represent deposits or other liabilities of
      Commonwealth Bank of Australia, Homepath Pty Limited or the respective associates of Commonwealth Bank of Australia or Homepath Pty Limited and
      are subject to investment risk, including possible delays in repayment and loss of income and principal invested.

o     None of Commonwealth Bank of Australia or Homepath Pty Limited, any
      associate of Commonwealth Bank of Australia or Homepath Pty Limited,
      Perpetual Trustee Company Limited, P.T. Limited, Deutsche International
      Corporate Services (Ireland) Limited, The Bank of New York or any
      underwriter in any way stands behind the capital value or the performance of the Class A-1 notes or the assets of the trust except to the limited extent provided in the transaction documents for the trust.

o     None of Commonwealth Bank of Australia, Homepath Pty Limited, Perpetual
      Trustee Company Limited, Securitisation Advisory Services Pty Limited,
      P.T. Limited, Deutsche International Corporate Services (Ireland) Limited,
      The Bank of New York or any of the underwriters guarantees the payment of interest or the repayment of principal due on the Class A-1 notes.

o     None of the obligations of Perpetual Trustee Company Limited, in its capacity as trustee of the trust, or Securitisation Advisory Services Pty
      Limited, as manager, is guaranteed in any way by Commonwealth Bank of
      Australia or Homepath Pty Limited or any associate of Commonwealth Bank of
      Australia or Homepath Pty Limited or by Perpetual Trustee Company Limited
      or any associate of Perpetual Trustee Company Limited.

o     Perpetual Trustee Company Limited has not authorized or caused the issue of this prospectus supplement or the accompanying prospectus and has not made or authorized the application for admission and/or trading on the
      Irish Stock Exchange.

                                       vi

                                                                                         PAGE

Important Notice About Information Presented in this Prospectus Supplement

Selected Housing Loan Pool Data as of the Commencement of Business on

Payment of Available Income Amount on a Monthly Payment Date (which is not also a Quarterly Payment Date) .........................................................S-18
Payment of Available Income Amount on a Quarterly Payment Date..........................S-19
Determination of Available Principal Amount prior to each Monthly Payment Date or Quarterly Payment Date .........................................................S-21
Payment of Available Principal Amount on a Monthly Payment Date (which is not

                                   (CONTINUED)

                                                                                         PAGE

     Liquidity Facility Advance.........................................................S-53
     Principal Draw.....................................................................S-54
     Payment of the Available Income Amount on a Monthly Payment Date (which is

     Payment of the Available Principal Amount on each Monthly Payment Date

                                     SUMMARY

      This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. This summary contains an overview of some of the concepts and other information to aid your understanding. All of the information contained in this summary is qualified by the more detailed explanations in other parts of this prospectus supplement.

SUMMARY OF THE PARTIES TO THE TRANSACTION

TRUST AND ISSUING ENTITY: ...........   Medallion Trust Series 2007-1G

ISSUER TRUSTEE:......................   Perpetual Trustee Company Limited (ABN
                                        42 000 001 007), in its capacity as
                                        trustee of the Medallion Trust Series
                                        2007-1G

SPONSOR, DEPOSITOR AND MANAGER:......   Securitisation Advisory Services Pty
                                        Limited (ABN 88 064 133 946), Level 7,
                                        48 Martin Place, Sydney, NSW 2000
                                        Telephone no.: (612) 9378 3386

NOTE TRUSTEE:........................   The Bank of New York

SECURITY TRUSTEE:....................   P.T. Limited (ABN 67 004 454 666)

ORIGINATORS:.........................   Commonwealth Bank of Australia
                                        (ABN 48 123 123 124)

                                        Homepath Pty Limited
                                        (ABN 35 081 986 530)

SERVICER:............................   Commonwealth Bank of Australia

PRINCIPAL PAYING AGENT:..............   The Bank of New York

AGENT BANK:..........................   The Bank of New York

US DOLLAR NOTE REGISTRAR:............   The Bank of New York

IRISH LISTING AGENT:.................   Deutsche Bank Luxembourg SA

IRISH PAYING AGENT:..................   Deutsche International Corporate
                                        Services (Ireland) Limited

INCOME UNITHOLDER:...................   Commonwealth Bank of Australia

CLASS A CAPITAL UNITHOLDER:..........   CU Securitisation Services Pty Limited

CLASS B CAPITAL UNITHOLDER:..........   Commonwealth Bank of Australia

                                       S-1

UNDERWRITERS:........................   Deutsche Bank Securities Inc.
                                        Credit Suisse Securities (USA) LLC
                                        SG Americas Securities, LLC
                                        Commonwealth Bank of Australia

LIQUIDITY FACILITY PROVIDER:.........   Commonwealth Bank of Australia

MORTGAGE INSURER:....................   Genworth Financial Mortgage Insurance
                                        Pty Limited (ABN 60 106 974 305)

FIXED RATE SWAP PROVIDER:............   Commonwealth Bank of Australia

BASIS SWAP PROVIDER:.................   Commonwealth Bank of Australia

CURRENCY SWAP PROVIDER:..............   Commonwealth Bank of Australia

RATING AGENCIES:.....................   Moody's Investors Service, Inc.
                                        Standard & Poor's (Australia) Pty Ltd
                                        Fitch Australia Pty Limited

                                       S-2

                                                         STRUCTURAL DIAGRAM

                          --------------                                                -------------------
                            ORIGINATOR                                                       ORIGINATOR
                           Homepath pty                                                     Commonwealth
                             Limited                                                     Bank of Australia
                          --------------                                                -------------------
                                |                                                                |
                                 ----------------------------------------------------------------
                                             Payments from the  |  Equitable
------------------------                         housing loans  |  assignment                                  ---------------------
        SPONSOR,                                                |  of housing loans
     DEPOSITOR AND                                              v                                                SECURITY TRUSTEE
        MANAGER                          --------------------------------------------   Floating charge over        P.T. Limited
Securitisation Advisory                 |                                            | ---------------------->
  Services Pty Limited   <------------- |                                            | the assets of the trust ---------------------
------------------------                |                                            |                         ---------------------
                                        |                                            |                            MORTGAGE INSURER
------------------------                |                                            |  Payments from mortgage   Genworth Financial
        SERVICER                        |                                            | <----------------------   Mortgage Insurance
  Commonwealth Bank of  <-------------- |                                            |    insurance policies          Pty Ltd
       Australia                        |                                            |                         ---------------------
------------------------                |                                            |                         ---------------------
                                        |                                            |                                 INCOME
------------------------                |                   TRUSTEE                  |                               UNITHOLDER
   LIQUIDITY FACILITY                   |      Perpetual Trustee Company Limited     | ---------------------->   Commonwealth Bank
        PROVIDER        <-------------- |                                            |                              of Australia
      Commonwealth                      |                                            |                         ---------------------
   Bank of Australia                    |                                            |                         ---------------------
------------------------                |                                            |                            CLASS B CAPITAL
                                        |                                            |                               UNITHOLDER
------------------------                |                                            | ---------------------->   Commonwealth Bank
    FIXED RATE SWAP                     |     - - - - - - - - - - - - - - - - - -    |                              of Australia
        PROVIDER        <-------------- |                                            |                         ---------------------
      Commonwealth                      |       Medallion Trust Series 2007-1G       |                         ---------------------
   Bank of Australia                    |                                            | ---------------------->     CLASS A CAPITAL
------------------------                |     - - - - - - - - - - - - - - - - - -    |   A$ Payments on the          UNITHOLDER
                                        |                                            |    Class A-2 notes,        CU Securitisation
------------------------                |                                            |                         Servicers Pty Limited
       BASIS SWAP                       |                                            |                         ---------------------
        PROVIDER        <-------------- |                                            |                         ---------------------
      Commonwealth                      |                                            |                           AUSTRALIAN DOLLAR
   Bank of Australia                    |                                            |                              NOTEHOLDERS
------------------------                |                                            | ----------------------> Class A-2 noteholders
                                         --------------------------------------------  Class A-4 notes and     Class A-4 noteholders
                         A$ Payments on the  |                                   |       the Class B notes      Class B noteholders
                        Class A-1 notes, and |                                   |                             ---------------------
                        the Class A-3 notes  |                                   |
                                             v                                   |
                                   --------------------                          |
                                      CURRENCY SWAP                              |
                                         PROVIDER                                |
                                                                                 |
                                   Commonwealth Bank of                          |
                                        Australia                                |
                                   --------------------                          |
                                             |                                   |
                                             |                                   |
                                             v                                   |
                                   --------------------                          |
                                     PRINCIPAL PAYING                            |
                                          AGENT                                  |
                                   The Bank of New York                          |
                                   --------------------                          |
                                             |                                   |
         -------------------------------     |                                   |
        |                               |    v                                   |
 ----------------                  --------------------                ---------------------
       EURO                          CLEARING SYSTEMS                         OFFERED
   NOTEHOLDERS                     The Depository Trust  -------------      NOTEHOLDERS
    Class A-3                       Company/Euroclear/                    Class A-1 notes
   noteholders                         Clearstream,                    ---------------------
 ----------------                       Luxembourg                               |
                                   --------------------                          |
                                             |                                   |                      --------------
                                             |                         ---------------------              EURO NOTE
                                             |                          Class A-1/Class A-3               REGISTRAR
                                  -----------------------                  Note Trustee      ----------  The Bank of
                                   Class A-1 noteholders               The Bank of New York               New York,
                                  -----------------------              ---------------------            London Branch
                                                                                 |                      --------------
                                                                                 |
                                                                                 |
                                                                       ---------------------
                                                                          US DOLLAR NOTE
                                                                             REGISTRAR
                                                                            The Bank of
                                                                             New York
                                                                       ---------------------

                                       S-3

SUMMARY OF THE NOTES

      In addition to the offered notes, the issuer trustee will also issue Class
A-2 notes, Class A-3 notes, Class A-4 notes and Class B notes collateralized by the same pool of housing loans. The issuer trustee may in certain circumstances after the closing date also issue redraw bonds collateralized by the same pool of housing loans. The Class A-2 notes, the Class A-3 notes, the Class A-4 notes, the Class B notes and the redraw bonds, if any, have not been, and will not be, registered in the United States. Application will be made on the Irish Stock
Exchange for the offered notes to be admitted to the Official List (see "Listing on the Irish Stock Exchange"). The Class A-2 notes, the Class A-3 notes, the
Class A-4 notes, the Class B notes and the redraw bonds, if any, are not being offered by this prospectus supplement or the accompanying prospectus.

      In this prospectus supplement, unless otherwise specified, the term
"offered notes" will mean the Class A-1 notes and the term "non-offered notes"
will mean the Class A-2 notes, the Class A-3 notes, the Class A-4 notes and the
Class B notes and any redraw bonds issued after the closing date. In the accompanying prospectus, the term "offered notes" will mean the Class A-1 notes and the Class A-3 notes. The term "notes" will mean both the offered notes and the non-offered notes.

------------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A-1         CLASS A-2         CLASS A-3            CLASS A-4          CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Initial Principal Balance.............   US$2,000,000,000  A$1,000,000,000   (euro)750,000,000   A$1,000,000,000      A$83,000,000
------------------------------------------------------------------------------------------------------------------------------------
% of Total............................   43.6%             16.9%             21.2%               16.9%              1.4%
------------------------------------------------------------------------------------------------------------------------------------
Anticipated Ratings:
Moody's Investors Service Inc.........   Aaa               Aaa               Aaa                 Aaa                Aa2
Standard & Poor's (Australia) Pty Ltd    AAA               AAA               AAA                 AAA                AA
Fitch Australia Pty Limited...........   AAA               AAA               AAA                 AAA                AA
------------------------------------------------------------------------------------------------------------------------------------
Interest rate up to but excluding the                      one-month                             one-month          three-month
first payment date following the         three-month       Australian        three-month         Australian Bank    Australian
payment date on which an optional        LIBOR             Bank Bill Rate    EURIBOR             Bill Rate          Bank Bill Rate
redemption can first occur............   plus        %     plus         %    plus           %    plus         %     plus       %
------------------------------------------------------------------------------------------------------------------------------------
Interest rate with respect to each
payment date after the first payment
date on which an optional redemption
can occur; if the event referred to in
Condition 7.3 of the Offered Note
Conditions has occurred or is expected
to occur on the next Quarterly                             one-month                             one-month
Distribution Date will be the rate       three-month       Australian                            Australian Bank
specified in the above row of this       LIBOR             Bank Bill Rate    three-month         Bill Rate
table.                                   plus        %     plus         %    EURIBOR plus        plus         %     as above
------------------------------------------------------------------------------------------------------------------------------------
Interest Accrual Method...............   actual /360       actual /365       actual /360         actual/365         actual /365
------------------------------------------------------------------------------------------------------------------------------------
monthly payment dates.................                     27th day of each                      27th day of each
                                                           calendar month                        calendar month
                                                           commencing on                         commencing on
                                                           March 27, 2007                        March 27, 2007
                                                           or, if such day                       or, if such day
                                                           is not a                              is not a
                                                           Business Day,                         Business Day,
                                                           the next                              the next
                                                           Business Day.                         Business Day.
------------------------------------------------------------------------------------------------------------------------------------
quarterly payment dates...............   27th day of each                    27th day of each                       27th day of
                                         February, May,                      February, May,                         each February,
                                         August and                          August and                             May, August and
                                         November                            November                               November
                                         commencing on                       commencing on                          commencing on
                                         May 27, 2007 (or                    May 27, 2007 (or                       May 27, 2007
                                         if such day is                      if such day is                         (or if such day
                                         not a Business                      not a Business                         is not a
                                         Day, then the                       Day, then the                          Business Day,
                                         next Business                       next Business                          then the next
                                         Day).                               Day).                                  Business Day).
------------------------------------------------------------------------------------------------------------------------------------
Interest payable......................   On each                             On each                                On each
                                         quarterly         On each monthly   quarterly           On each monthly    quarterly
                                         payment date      payment date      payment date        payment date       payment date
------------------------------------------------------------------------------------------------------------------------------------
Clearance/Settlement..................                     Austraclear/                          Austraclear/
                                         DTC/Euroclear/    Euroclear/        Euroclear/          Euroclear/
                                         Clearstream,      Clearstream,      Clearstream,        Clearstream,
                                         Luxembourg        Luxembourg        Luxembourg          Luxembourg         Austraclear
------------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date..........................                          Commencement of business on January 19, 2007
------------------------------------------------------------------------------------------------------------------------------------
Closing Date..........................                                  On or about February 27, 2007
------------------------------------------------------------------------------------------------------------------------------------
Final Maturity Date...................      The relevant monthly payment date and quarterly payment date falling in February 2039
------------------------------------------------------------------------------------------------------------------------------------

      The Class A-1 notes will be issued only in permanent book-entry format in minimum denominations of US$100,000 and multiples of US$1,000 in excess of that amount.

                                       S-4

STRUCTURAL OVERVIEW

MEDALLION SECURITIZATION PROGRAM

      Commonwealth Bank of Australia established the Medallion Program pursuant to a master trust deed dated October 8, 1997 between Securitisation Advisory
Services Pty. Limited as manager and Perpetual Trustee Company Limited as issuer trustee, as amended from time to time. The master trust deed provides the general terms and structure for securitization under the program. For a description of the Medallion Program, see "Description of the Trusts" in the
accompanying prospectus.

      Under the Medallion Program, approximately A$26.6 billion (or equivalent)
of mortgage-backed securities have been issued into the Australian domestic market and global market through two Australian domestic securitization transactions and nine global securitization transactions. The aggregate outstanding principal amount of housing loans under management in the Medallion
Program is currently approximately A$10.4 billion.

MEDALLION TRUST SERIES 2007-1G

      The Medallion Trust Series 2007-1G was established on         in the State
of New South Wales, Australia, by the issuer trustee, the manager, Commonwealth
Bank of Australia as the servicer and an originator, and Homepath Pty Limited as an originator executing a series supplement and the manager settling A$100 on the issuer trustee.

      Except for the transactions described in this prospectus supplement relating to the issuance of the notes, as at the date of this prospectus supplement, the Medallion Trust Series 2007-1G has not engaged in any other business and no financial statements relating to the Medallion Trust Series
2007-1G have been prepared. The Medallion Trust Series 2007-1G is governed by the laws of the Australian Capital Territory, Australia. The series supplement sets out the specific details of the Medallion Trust Series 2007-1G, which may vary from the terms set forth in the master trust deed. Each securitization under the Medallion Program is a separate transaction with a separate trust. The assets of the Medallion Trust Series 2007-1G will not be available to pay the obligations of any other trust, and the assets of other trusts will not be available to pay the obligations of the Medallion Trust Series 2007-1G. See
"Description of the Trusts" in the accompanying prospectus.

      The Medallion Trust Series 2007-1G involves the securitization of housing loans originated by Commonwealth Bank of Australia and Homepath Pty Limited and
secured by mortgages on residential property located in Australia. Each of
Commonwealth Bank of Australia and Homepath Pty Limited will equitably assign the housing loans to the trust, which will in turn issue the offered notes, along with the Class A-2 notes, the Class A-3 notes, the Class A-4 notes and the
Class B notes, to fund the acquisition of the housing loans.

      Perpetual Trustee Company Limited, as issuer trustee, will grant a floating charge over all of the assets of the trust under the security trust deed in favor of P.T. Limited, as security trustee, to secure the trust's payment obligations on the notes and any redraw bonds and to its other creditors. The floating charge is a first ranking charge over the assets of the trust subject only to a prior interest in favor of the issuer trustee to secure payment of certain expenses of the trust. A floating charge is a security interest on a class of assets, but does not attach to specific assets unless or until it crystallizes, which means it becomes a fixed charge. The charge will crystallize if an event of default occurs under the security trust deed (but in some cases will crystallize only over the assets affected by the event of default). While the charge is a floating charge, the issuer trustee may deal with the assets of the trust in accordance with the transaction documents and, if it acts contrary to its duties, may be able to deal with the assets of the trust in such a way as to prejudice the security trustee's interest in the assets in breach of the transaction documents. Once the floating charge crystallizes, the issuer trustee will no longer be able to dispose of or create interests in the assets of the trust affected by the crystallization except in accordance with the transaction documents. For a description of floating charges and crystallization see "Description of the Transaction Documents--

                                       S-5

The Security Trust Deed--Nature of the Charge" in the accompanying prospectus.

      Payments of interest and principal on the notes and any redraw bonds will come only from the housing loans and other assets of the trust. The assets of the parties to the transaction are not available to meet the payments of interest and principal on the notes and any redraw bonds. If there are losses on the housing loans, the trust may not have sufficient assets to repay the notes and any redraw bonds.

CREDIT ENHANCEMENTS

      Payments of interest and principal on the notes and any redraw bonds will be supported by the following forms of credit enhancement:

SUBORDINATION AND ALLOCATION OF LOSSES

      The Class B notes will always be subordinated to the Class A notes in their right to receive interest payments.

      Prior to the occurrence of an event of default and enforcement of the charge under the security trust deed, the Class B notes will be subordinated to the Class A notes in their right to receive principal payments only in the circumstances and to the extent described in "Description of the Offered
Notes--Allocation of Principal to the Notes" in this prospectus supplement.
Following the occurrence of an event of default and enforcement of the charge under the security trust deed, the Class B notes will be fully subordinated to the Class A notes in their right to receive principal payments.

      The Class B notes will bear all losses on the housing loans before the
Class A notes as described in "Description of the Offered Notes--Principal
Charge-Offs" in this prospectus supplement. Any losses allocated to the Class A notes will be allocated rateably between the Class A-1 notes, the Class A-2 notes, the Class A-3 notes and the Class A-4 notes, as described in "Description of the Offered Notes--Principal Charge-Offs--Application of Principal
Charge-Offs" in this prospectus supplement. The support provided by the Class B notes is intended to enhance the likelihood that the Class A notes will receive expected payments of interest and principal. The following chart describes the initial support provided by the Class B notes:

                                               INITIAL SUPPORT
              CLASS        CREDIT SUPPORT        PERCENTAGE
          ------------   -----------------    -----------------
                A          Class B notes            1.40%

      The initial support percentage in the preceding table is the initial balance of the Class B notes, as a percentage of the aggregate invested amount of the notes to be issued on the closing date.

      In certain circumstances, the issuer trustee may issue redraw bonds as described in "Description of the Offered Notes--Redraws and Further
Advances--Issue of Redraw Bonds" in this prospectus supplement. If issued, redraw bonds will, prior to the occurrence of an event of default and enforcement of the charge under the security trust deed, rank equally with the
Class A notes in their right to receive interest payments and will rank in priority to the Class A notes in their right to receive principal payments. Any losses allocated to the Class A notes and the redraw bonds will be allocated rateably between the Class A notes and the redraw bonds. Following the occurrence of an event of default and enforcement of the charge under the security trust deed, redraw bonds will rank equally with the Class A notes in their right to receive both interest and principal payments.

MORTGAGE INSURANCE POLICIES

      A high LTV master mortgage insurance policy issued by Genworth Financial
Mortgage Insurance Pty Limited will provide full coverage for all principal due on certain of the housing loans which are generally those which had a loan to value ratio greater than 80% at the time of origination.

      A master mortgage insurance policy issued by Genworth Financial Mortgage
Insurance Pty Limited will provide full coverage for all principal due on the balance of the housing loans.

EXCESS AVAILABLE INCOME

      Any interest collections on the housing loans and Other Income of the trust remaining after

                                       S-6

payments of interest on the notes and any redraw bonds and the trust's expenses and reimbursement of any unreimbursed Principal Draws will be available to cover any losses on the housing loans that are not covered by the mortgage insurance policies.

      See "Description of the Offered Notes--Principal
Charge-Offs--Reimbursements of Principal Charge-Offs" in this prospectus supplement.

LIQUIDITY ENHANCEMENTS

      Payments of interest on the notes and any redraw bonds will be supported by the following forms of liquidity enhancement.

LIQUIDITY FACILITY

      To cover possible liquidity shortfalls in the payments of interest on the notes and any redraw bonds and other expenses of the trust, the issuer trustee will, in certain circumstances, be able to borrow funds under a liquidity facility to be provided by Commonwealth Bank of Australia.

PRINCIPAL DRAWS

      To cover possible liquidity shortfalls in the payments of interest on the notes and any redraw bonds and the other expenses of the trust, where the liquidity facility has been fully utilized, the manager will direct the issuer trustee to allocate available principal collections on the housing loans and other principal receipts of the trust towards meeting the shortfall.

REDRAWS AND FURTHER ADVANCES

      Under the terms of each variable rate housing loan, a borrower may, subject to certain conditions, redraw previously prepaid principal. A borrower may redraw an amount equal to the difference between the scheduled principal balance, being its principal balance if no amount had been prepaid, of his or her loan and the current principal balance of the loan. Commonwealth Bank of
Australia or Homepath Pty Limited may also agree to make further advances to a borrower in excess of the scheduled principal balance of his or her loan.
Commonwealth Bank of Australia or Homepath Pty Limited, as appropriate, will be reimbursed for any redraws, and for any further advances which exceed the scheduled principal balance of a housing loan by no more than one scheduled monthly installment on the housing loan, that it advances to borrowers from principal collections on the housing loans. Thus, the trust will have less funds available to pay principal to the notes on the next monthly payment date or quarterly payment date (as appropriate), but will have a corresponding greater amount of assets with which to make future payments.

      Where Commonwealth Bank of Australia or Homepath Pty Limited makes further advances which exceed the scheduled principal balance of a housing loan by more than one scheduled monthly installment, then Commonwealth Bank of Australia or
Homepath Pty Limited, as appropriate, will repurchase the loan from the pool.

      See "Commonwealth Bank Residential Loan Program", "Homepath Residential
Loan Program" in the accompanying prospectus and "Description of the Offered
Notes--Redraws and Further Advances" in this prospectus supplement.

REDRAW BONDS

      If, in respect of a determination date, the manager considers that the aggregate of the principal collections, the mortgage insurance principal proceeds, the other principal amounts, the principal charge-off reimbursement and the principal draw reimbursement for the collection period ending on that determination date, less the amount of any net income shortfall determined by the manager on that determination date is likely to be insufficient to pay in full the manager's estimate of the redraws and further advances to be repaid to
Commonwealth Bank or Homepath on the following monthly payment date, the manager may direct the issuer trustee to issue redraw bonds.

      The manager must not direct the issuer trustee to issue redraw bonds unless it considers that on the following monthly payment date, taking into account that issue of redraw bonds and any repayments of principal and principal charge-offs or reimbursement of principal charge-offs on the redraw bonds expected on

                                       S-7

that monthly payment date, the aggregate Stated Amount of all redraw bonds will not exceed A$50 million or such other amount agreed between the manager and the rating agencies and notified to the issuer trustee.

      Before issuing any redraw bonds, the issuer trustee must receive written confirmation from each rating agency that the proposed issue of redraw bonds will not result in a reduction, qualification or withdrawal of any credit rating assigned by that rating agency to a note or redraw bond. Noteholders will not receive notice of any issuance of redraw bonds and will not have the right to approve such issuance. The redraw bonds will be denominated in Australian dollars and issued only in Australia.

REPURCHASE OF HOUSING LOANS

      If Commonwealth Bank, Homepath Pty Limited, the manager or the issuer trustee becomes actually aware that a representation or warranty from
Commonwealth Bank relating to any housing loan or mortgage was incorrect when given, including that a housing loan not meeting the eligibility criteria has been included in the housing loan pool, it must notify the other parties within
5 Business Days, and provide to them sufficient details to identify the housing loan and the reasons for believing the representation or warranty is incorrect.
None of Commonwealth Bank, Homepath Pty Limited, the manager or the issuer trustee is under any ongoing obligation to determine whether any representation or warranty is incorrect when given.

      If any representation or warranty is incorrect when given and notice of this is given not later than 5 Business Days prior to 120 days after the closing date, or such other date after 120 days as the Australian Prudential Regulation
Authority ("APRA") may allow, and the originator of that housing loan does not remedy the breach to the satisfaction of the issuer trustee within 5 business days of the notice being given, the housing loan and its related securities will no longer form part of the assets of the issuing entity. The issuer trustee will, however, retain all collections received in connection with that housing loan from the cut-off date to the date of delivery of the notice. Commonwealth
Bank must pay or procure payment to the issuer trustee the principal amount of, and interest accrued but unpaid under, the housing loan as at the date of delivery of the relevant notice within 2 business days of that housing loan ceasing to form part of the issuing entity.

      During the 120 days after the closing date or such longer period as APRA may allow, the issuer trustee's sole remedy for any of the representations or warranties being incorrect is the right to the above payment from Commonwealth
Bank and neither Commonwealth Bank nor any other originator has any other liability for any loss or damage caused to the issuer trustee, any noteholder or any other person, for any of the representations or warranties being incorrect.

HEDGING ARRANGEMENTS

      The issuer trustee will enter into swaps to hedge the following risks:

o     the basis risk between the interest rate on the housing loans which accrue interest at a discretionary variable rate of interest and the floating rate obligations of the trust, including the issuer trustee's payment obligations under the currency swaps;

o     the basis risk between the interest rate on the housing loans which accrue interest at a fixed rate of interest and the floating rate obligations of the trust, including the issuer trustee's payment obligations under the currency swaps; and

o     the currency risk and the basis risk between the collections on the housing loans and the amounts received by the issuer trustee under the swaps which hedge the above basis risks, which are denominated in
      Australian dollars and calculated by reference to the relevant Australian bank bill rate, and the obligation of the trust to pay:

      o     interest and principal on the Class A-1 notes, which are denominated in US dollars and, in the case of interest, calculated by reference to quarterly LIBOR; and

                                       S-8

      o     interest and principal on the Class A-3 notes, which are denominated in Euro and, in the case of interest, calculated by reference to quarterly EURIBOR.

OPTIONAL REDEMPTION

      The issuer trustee will, if the manager directs it to do so (at the manager's option), redeem all of the notes and any redraw bonds on any quarterly payment date falling on or after the date when the current total outstanding principal balance of the housing loans is less than 10% of the total outstanding
principal balance of the housing loans on              .

      If the issuer trustee redeems the offered notes, pursuant to the prior sentence the noteholders will receive a payment equal to the outstanding principal balance of the offered notes plus any interest accrued and unpaid on the outstanding principal balance of the offered notes, unless noteholders and redraw bondholders owning at least 75% of the aggregate outstanding principal balance of the notes and redraw bonds owned by noteholders and redraw bondholders present at a meeting of voting secured creditors consent to receiving the outstanding principal balance of the notes and redraw bonds, as reduced by losses allocated against the notes and redraw bonds, plus any interest accrued and unpaid on the outstanding principal balance of the notes and redraw bonds. The interest on the Class A notes from the second quarterly payment date after the date on which the above optional redemption can occur, this date being the Step-Up Date (see "Description of the Offered
Notes--Interest on the Notes") in this prospectus supplement, will be the
three-month LIBOR rate plus         in the case of the Class A-1 notes, the
one-month Bank Bill Rate plus         in the case of the Class A-2 notes, the
three-month EURIBOR plus           , in the case of the Class A-3 notes and the
one-month Bank Bill Rate plus in the case of the Class A-4 notes.

If the issuer trustee attempts but is unable to obtain the approval of noteholders and redraw bondholders owning at least 75% of the aggregate outstanding principal balance of the notes and redraw bonds owned by noteholders and the redraw bondholders present at a meeting of voting secured creditors to redeem the notes and redraw bonds for an amount equal to the outstanding principal balance as reduced by the amount of losses, if any, allocated to the notes and redraw bonds, then the interest rate on the Class A notes will remain at, or return to, as applicable, the three-month LIBOR rate plus in the case of
the Class A-1 notes, the one-month Bank Bill Rate plus       in the case of the
Class A-2 notes, the three-month EURIBOR plus               , in the case of the
Class A-3 notes and the one-month Bank Bill Rate plus in the case of the Class
A-4 notes.

FINAL REDEMPTION OF NOTES

      Unless previously redeemed, the issuer trustee must redeem the offered notes and any redraw bonds by paying the Stated Amount, together with all accrued and unpaid interest, in relation to each offered note and any redraw bond on or by the final maturity date.

      Upon final payment being made in respect of any offered notes or any redraw bonds following termination of the trust or enforcement of the charge under the security trust deed, those notes or redraw bonds will be deemed to be redeemed and discharged in full and any obligation to pay any accrued but unpaid interest, the Stated Amount or the Invested Amount in relation to those offered notes or any redraw bonds will be extinguished in full.

                                       S-9

                              THE HOUSING LOAN POOL

      The housing loan pool will consist of fixed rate and variable rate residential housing loans secured by mortgages on owner occupied and non-owner occupied one-to-four family residential properties. The housing loans will have terms to stated maturity as of the cut-off date of no more than 30 years.
Commonwealth Bank of Australia expects the pool of housing loans to have characteristics similar to the following:

                      SELECTED HOUSING LOAN POOL DATA AS OF
                THE COMMENCEMENT OF BUSINESS ON JANUARY 19, 2007

  Number of Housing Loans.................................             31,435
  Housing Loan Pool Size..................................    A$5,921,970,432
  Average Housing Loan Balance............................          A$188,388
  Maximum Housing Loan Balance............................        A$1,000,000
  Minimum Housing Loan Balance............................           A$50,000
  Total Valuation of the Properties.......................   A$10,450,071,120
  Maximum Remaining Term to Maturity in Months............                359
  Maximum Current Loan-to-Value Ratio.....................              95.00%
  Weighted Average Seasoning in Months....................                 18
  Weighted Average Remaining Term to Maturity in Months...                324
  Weighted Average Original Loan-to-Value Ratio...........              68.13%
  Weighted Average Current Loan-to-Value Ratio............              63.26%
  Weighted Average Mortgage Rate..........................               7.31%

      The original loan-to-value ratio of a housing loan is calculated by comparing the initial principal amount of the housing loan to the valuation of the property that is currently securing the housing loan at the time the housing loan was originated unless the property has been revalued in the limited circumstances described below. There will be no revaluation of the properties specifically for the purposes of the issue of the notes. Revaluations are only conducted in circumstances where a borrower under a housing loan seeks additional funding, or seeks to partially discharge an existing security, or where a borrower is in default and Commonwealth Bank of Australia or Homepath
Pty Limited is considering enforcement action. Thus, if collateral has been released from the mortgage securing a housing loan or if the property securing the housing loan has reduced in value, the original loan-to-value ratio at the cut-off date may not reflect the loan-to-value ratio at the origination of that housing loan.

      Before the issuance of the notes, housing loans may be added to or removed from the housing loan pool. This addition or removal of housing loans may result in changes in the housing loan pool characteristics shown in the preceding table and could affect the weighted average lives and yields of the notes. Neither
Commonwealth Bank of Australia nor Homepath Pty Limited will add or remove any housing loans prior to the closing date if this would result in a change of more than 5% in any of the characteristics of the pool of housing loans described in the above table, unless a revised prospectus supplement is delivered to prospective investors. See Appendix A for additional information regarding the housing loan pool.

      Each originator will select housing loans from its pool of eligible loans based on its selection criteria.

      Housing loans are selected from each originator's general portfolio consistent with the representation and warranties set out in "Description of the
Pool of Housing Loans--Representations, Warranties and Eligibility Criteria" in
this prospectus supplement and "Description of the Assets of a

                                      S-10

Trust-- Representations, Warranties and Eligibility Criteria" in the
accompanying prospectus. The portfolio is selected from each originator's general home loan portfolio, taking into consideration geographic distribution and loan-to-value ratio distribution.

FEES

      Total servicing fees (including fees to the servicer and the manager) paid from available income amount prior to payment on the notes is approximately
0.28% of the outstanding note balance.

                                      S-11

AUSTRALIAN WITHHOLDING TAX

      Payments of principal and interest on the offered notes will be reduced by any applicable withholding taxes. The issuer trustee is not obliged to pay any additional amounts to the holders of the offered notes to cover any withholding taxes. Under the Australian Income Tax Assessment Act 1936, the relevant applicable Australian law, the offered notes will not be subject to Australian withholding tax if they are issued in accordance with certain prescribed conditions. The issuer trustee will seek to issue the offered notes in a manner which will satisfy the conditions for an exemption from Australian withholding tax. One of these conditions is that the issuer trustee must not know or have reasonable grounds to suspect that an offered note, or an interest in an offered note, was being, or would later be, acquired directly or indirectly by offshore associates of the issuer trustee, Commonwealth Bank of Australia or Homepath Pty
Limited. Accordingly, each underwriter agrees that it will not sell offered notes to, or invite or induce offers for the offered notes from, any offshore associates of the issuer trustee or a Commonwealth Bank of Australia party specified in a list provided or from time to time specified in writing to the relevant underwriter, by the issuer trustee, Commonwealth Bank of Australia and the manager respectively. See "Australian Tax Matters--Australian Withholding
Tax-- Public Offer Test" in the accompanying prospectus for a more detailed description of offshore associates and the conditions that must be satisfied in order for the issue of the offered notes to qualify for an exemption from
Australian withholding tax.

      If, by virtue of a change in law:

o     the issuer trustee will be required to withhold or deduct amounts from payment of principal or interest to any class of noteholders or redraw bondholders due to taxes, duties, assessments or governmental charges; or

o     the issuer trustee ceases to receive the total amount of interest payable by borrowers on the housing loans due to taxes, duties, assessments or other governmental charges,

the manager may, at its sole option, direct the issuer trustee to redeem all of the notes and any redraw bonds. If the issuer trustee redeems the offered notes, the holders of the offered notes will receive a payment equal to the outstanding principal balance of the offered notes plus the interest accrued but unpaid on the outstanding principal balance of the offered notes, unless noteholders and redraw bondholders owning 75% of the aggregate outstanding principal balance of the notes and redraw bonds consent to receiving the outstanding principal balance of the notes and redraw bonds, as reduced by losses allocated against the notes and redraw bonds, plus accrued interest on the outstanding principal balance of the notes and redraw bonds. However, if the withholding or deduction relates only to the offered notes, holders owning 75% of the aggregate outstanding principal balance of the offered notes may direct the issuer trustee not to redeem the notes and redraw bonds. See "Description of the Offered
Notes--Redemption of the Notes for Taxation or Other Reasons" in the
accompanying prospectus.

      If the holder of an offered note is an Australian resident for Australian tax purposes or a non-resident for Australian tax purposes that holds the offered note in carrying on a business at or through a permanent establishment in Australia, withholding tax of 46.5% must be deducted, unless the holder supplies the issuer trustee with their Australian Business Number or Tax File
Number or proof of appropriate exemption to quote such numbers.

U.S. TAX STATUS

      In the opinion of Mayer, Brown, Rowe & Maw LLP, special tax counsel for the manager, the offered notes will be characterized as debt for United States federal income tax purposes. Each holder and beneficial owner of an offered note
(or an interest therein), by acceptance of an offered note, agrees to treat the offered notes as indebtedness for United States federal income tax purposes. See
"United States Federal Income Tax Consequences" in this prospectus supplement and "United States Federal Income Tax Matters" in the accompanying prospectus.

                                      S-12

LEGAL INVESTMENT

      The offered notes will not constitute "mortgage-related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 under
United States federal law. No representation is made as to whether the notes constitute legal investments under any applicable statute, law, rule, regulation or order for any entity whose investment activities are subject to investment laws and regulations or to review by regulatory authorities. You are urged to consult your own legal advisors concerning the status of the offered notes as legal investments for you. See "Legal Investment Considerations" in the
accompanying prospectus.

ERISA CONSIDERATIONS

      In general, subject to the restrictions described in "ERISA
Considerations" in this prospectus supplement and in the accompanying prospectus, the offered notes will be eligible for purchase by retirement plans and other accounts subject to the Employee Retirement Income Security Act of
1974, as amended, ERISA, or Section 4975 of the U.S. Internal Revenue Code of
1986, as amended, the CODE. Investors should consult their counsel with respect to the consequences under ERISA and the Code of the investor's acquisition and ownership of the offered notes.

BOOK-ENTRY REGISTRATION

      The offered notes will be initially issued in book-entry form only.
Persons acquiring beneficial ownership of interests in the Class A-1 notes will hold their interests through The Depository Trust Company, DTC, in the United
States or Clearstream Banking, societe anonyme, (previously named Cedelbank),
CLEARSTREAM, LUXEMBOURG, or the Euroclear System, EUROCLEAR, in Europe.

      Transfers within DTC, Clearstream, Luxembourg or Euroclear will be in accordance with the usual rules and operating procedures of the relevant system.
Crossmarket transfers of Class A notes between persons holding directly or indirectly through DTC, on the one hand, and persons holding directly or indirectly through Clearstream, Luxembourg or Euroclear, on the other hand, will take place in DTC through the relevant depositories of Clearstream, Luxembourg or Euroclear.

LISTING ON THE IRISH STOCK EXCHANGE

      Securitisation Advisory Services Pty Limited will apply to the Irish Stock
Exchange for the offered notes to be admitted to the Official List. There can be no assurance that any such listing will be obtained. The issuance and settlement of the offered notes on the closing date is not conditional on listing of the offered notes on the Irish Stock Exchange. See "Listing on the Irish Stock
Exchange" in this prospectus supplement.

COLLECTIONS

      The issuer trustee will receive for each collection period amounts, which are known as collections, which include:

o     payments of interest, principal, fees and other amounts under the housing loans, excluding any insurance premiums and related charges payable to
      Commonwealth Bank of Australia or Homepath Pty Limited;

o     proceeds from the enforcement of the housing loans and mortgages and other securities relating to those housing loans;

o     amounts received under mortgage insurance policies;

o     amounts received from Commonwealth Bank of Australia, either as originator or servicer, or Homepath Pty Limited, for breaches of representations or undertakings; and

o     interest on amounts in the collections account, other than certain excluded amounts, and income received on authorized short-term investments of the trust.

      Collections will be allocated between income and principal. Collections attributable to interest, plus some other amounts, are known as the available income amount. The collections attributable to principal, plus some other amounts, are known as the available principal amount.

                                      S-13

      The available income amount is used to pay certain fees and expenses of the trust and interest on the notes and any redraw bonds. The available principal amount is used to pay, among other things, principal on the notes and any redraw bonds. If there is an excess of available income amount after the payment of such fees, expenses and interest on the notes and any redraw bonds, the excess income will be used to first reimburse any principal draws and second to reduce rateably any principal charge-offs on the Class A notes and any redraw bonds and lastly to reduce any principal charge-offs on the Class B notes. Any remaining excess will be used to pay the manager's arranging fee with the balance distributed to the income unitholder.

INTEREST ON THE NOTES AND REDRAW BONDS

      Interest on the Class A-1 notes, the Class A-3 notes, the Class B notes and any redraw bonds is payable in arrears on each quarterly payment date.
Interest on the Class A-2 notes and the Class A-4 notes is payable in arrears on each monthly payment date. Interest will be paid on the Class B notes only after the payments of interest on the Class A notes and any redraw bonds are made.

      On each monthly payment date which is not also a quarterly payment date, interest will be paid on the Class A-2 notes and the Class A-4 notes only if the aggregate of the available income amount and unutilized amounts available under the liquidity facility would also be sufficient to cover the accrued interest entitlement of the Class A-1 notes and the Class A-3 notes on the following quarterly payment date.

      On each quarterly payment date, the amount available to pay interest on the Class A notes and any redraw bonds will be allocated rateably among the
Class A notes and the redraw bonds.

      On each quarterly payment date:

o     the A$ Class A-1 floating amount will be payable by the issuer trustee to the currency swap provider under the Class A-1 currency swap and the currency swap provider will in turn pay to the principal paying agent the interest to be paid on the Class A-1 notes;

o     the Class A-2 interest amount will be payable by the issuer trustee to the
      Class A-2 noteholders;

o     the A$ Class A-3 floating amount will be payable by the issuer trustee to the currency swap provider under the Class A-3 currency swap and the currency swap provider will in turn pay to the principal paying agent the interest to be paid on the Class A-3 notes;

o     the Class A-4 interest amount will be payable by the issuer trustee to the
      Class A-4 noteholders;

o     interest will be payable on the redraw bonds; and

o     interest will be paid on the Class B notes only if there are sufficient funds available to make payments of interest on the Class A notes and the redraw bonds.

      Interest on each class of notes and any redraw bonds is calculated for each monthly or quarterly accrual period (as appropriate) as follows:

o     at the note's or redraw bond's interest rate;

      o   on the outstanding principal balance of that note or redraw bond at the beginning of that monthly or quarterly accrual period (as appropriate); and

      o   on the basis of the actual number of days in the relevant monthly or quarterly accrual period (as appropriate) and a year of 360 days for the offered notes and the Class A-3 notes or a year of 365 days for the Class A-2 notes, the Class A-4 notes, the Class B notes and the redraw bonds.

PRINCIPAL ON THE NOTES AND REDRAW BONDS

      Principal on the Class A-1 notes, the Class A-3 notes, the Class B notes and any redraw bonds is payable on each quarterly payment date with a monthly allocation being provided for on each monthly payment date which is not also a

                                      S-14

quarterly payment date. Principal on the Class A-2 notes and the Class A-4 notes will be payable on each monthly payment date.

      The available principal up to a specified maximum principal amount will be applied between the redraw bonds and the notes as follows:

o     on each monthly payment date which is not also a quarterly payment date, the principal amount available and allocated to the redraw bonds will be retained in the collections account or invested in authorized short-term investments to form part of the redraw bond principal carryover amount, for payment on the next quarterly payment date;

o     on each quarterly payment date, the principal amount available and allocated to the redraw bonds, together with the redraw bond principal carryover amount, will be paid to redraw bondholders with priority given to redraw bonds with earlier issue dates until the stated amount of the redraw bonds is reduced to zero;

o     on each monthly payment date which is not also a quarterly payment date, the principal amount available and allocated to the Class A-1 notes will be retained in the collections account or invested in authorized short-term investments to form part of the Class A-1 principal carryover amount, for payment on the next quarterly payment date;

o     on each quarterly payment date, the principal amount available and allocated to the Class A-1 notes, together with the Class A-1 principal carryover amount, will be paid by the issuer trustee to the currency swap provider under the Class A-1 currency swap; and the currency swap provider will in turn pay to the principal paying agent the amount of principal to be repaid on the Class A-1 notes;

o     on each monthly payment date, the principal amount available and allocated to the Class A-2 notes will be paid by the issuer trustee to the Class A-2 noteholders;

o     on each monthly payment date which is not also a quarterly payment date, the principal amount available and allocated to the Class A-3 notes will be retained in the collections account or invested in authorized short-term investments to form part of the Class A-3 principal carryover amount, for payment on the next quarterly payment date;

o     on each quarterly payment date, the principal amount available and allocated to the Class A-3 notes, together with the Class A-3 principal carryover amount, will be paid by the issuer trustee to the currency swap provider under the Class A-3 currency swap, and the currency swap provider will in turn pay to the principal paying agent the amount of principal to be repaid on the Class A-3 notes;

o     on each monthly payment date, the principal amount available and allocated to the Class A-4 notes will be paid by the issuer trustee to the Class A-4 noteholders;

o     on each monthly payment date which is not also a quarterly payment date, the balance of the principal amount available will be retained in the collections account or invested in authorized short-term investments to form part of the Class B principal carryover amount, for payment on the next quarterly payment date; and

o     on each quarterly payment date, the balance of the principal amount available, together with the Class B principal carryover amount, will be paid equally amongst the Class B notes,

until the outstanding principal balance of the redraw bonds and notes, as reduced by losses allocated against the redraw bonds and notes, is reduced to zero.

      The specified maximum amount to be applied to make repayments of principal on the notes will vary in accordance with the stepdown conditions, with the result that, in some circumstances, to a limited extent, the Class B

                                      S-15

notes will receive principal rateably with the Class A notes.

      On each monthly payment date or quarterly payment date (as appropriate), the outstanding principal balance of each note and any redraw bond will be reduced by the amount of the principal payment made on that date on that note or redraw bond. The outstanding principal balance of each note and any redraw bond will also be reduced by the amount of principal losses on the housing loans allocated to that note or redraw bond in the following order:

o     first, equally amongst the Class B notes until the stated amount of the
      Class B notes is reduced to zero; and

o     secondly, rateably as follows amongst the following according to, in the case of the notes or redraw bonds, their stated amount converted, in the case of the Class A-1 notes, to Australian dollars at the US$ exchange rate, and in the case of the Class A-3 notes, to Australian dollars at the
      Euro exchange rate:

      o   the Class A-1 notes;

      o   the Class A-2 notes;

      o   the Class A-3 notes;

      o   the Class A-4 notes; and

      o   the redraw bonds,

until the stated amounts of the Class A notes and the redraw bonds are reduced to zero.

      If the security trust deed is enforced after an event of default, the proceeds from the enforcement will be distributed rateably among all of the
Class A notes, converted, in the case of the Class A-1 notes, to US$ and, in the case of the Class A-3 notes, to Euro, in accordance with the exchange rates specified in the security trust deed, and the redraw bonds and prior to any payments to the Class B notes.

ALLOCATION OF CASH FLOWS

      On each payment date the issuer trustee will allocate interest and principal to each noteholder and any redraw bondholder to the extent of the available income amount and available principal amount on that payment date available to be applied for these purposes.

      The charts on the succeeding pages summarize the flow of payments.

                                      S-16

      DETERMINATION OF AVAILABLE INCOME AMOUNT ON OR PRIOR TO EACH MONTHLY
                                  PAYMENT DATE

--------------------------------------------------------------------------------
                           FINANCE CHARGE COLLECTIONS

Amounts received by the issuer trustee during the preceding collection period under the housing loans in respect of interest, fees and certain other charges.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                       MORTGAGE INSURANCE INCOME PROCEEDS

Amounts received pursuant to a mortgage insurance policy which the manager determines should be accounted for in respect of a finance charge loss.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                                  OTHER INCOME

Certain other amounts and certain other receipts in the nature of income (as determined by the manager) received by the issuer trustee during the collection period ending on that determination date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                            INCOME CARRYOVER AMOUNTS

Certain income amounts retained or invested on the preceding monthly payment date to provide for payments due on the next monthly payment date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                           LIQUIDITY FACILITY ADVANCE

Any advance to be made under the liquidity facility on that monthly payment date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                                 PRINCIPAL DRAW

Any amount of the Available Principal Amount to be allocated to the Available
Income Amount as a Principal Draw on that monthly payment date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                     OTHER AMOUNTS UNDER SUPPORT FACILITIES

Other amounts received from a Support Facility provider which the manager determines should be included in the Available Income Amount.
--------------------------------------------------------------------------------
                                        =
--------------------------------------------------------------------------------
                             AVAILABLE INCOME AMOUNT
--------------------------------------------------------------------------------

                                      S-17

          PAYMENT OF AVAILABLE INCOME AMOUNT ON A MONTHLY PAYMENT DATE
                  (WHICH IS NOT ALSO A QUARTERLY PAYMENT DATE)

--------------------------------------------------------------------------------
On the first monthly payment date, pay the Accrued Interest Adjustment to
Commonwealth Bank of Australia and Homepath Pty Limited.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay or make provision for taxes of the trust, if any.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay rateably any net amounts due to an interest rate swap provider under an interest rate swap agreement on that monthly payment date (including payments under the fixed rate swap and the basis swap). This does not include any amounts paid for loss recovery in respect of liquidated mortgage loans.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay, provided that there would be sufficient funds after making such payments to pay the A$ Class A-1 Floating Amounts and the A$ Class A-3 Floating Amounts to
the currency swap providers on the following quarterly payment date, rateably to:

o     the Class A-2 noteholders interest due on the Class A-2 notes for that monthly Accrual Period together with any unpaid interest in relation to the Class A-2 notes; and

o     the Class A-4 noteholders interest due on the Class A-4 notes for that monthly Accrual Period together with any unpaid interest in relation to the Class A-4 notes.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Allocate the amount of any unreimbursed principal draws to the Available
Principal Amount for payment on that monthly payment date.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Retain in the collections account or invest in Authorized Short-Term Investments any remaining Available Income Amount and this amount will be included in the
Income Carryover Amount in the following Collection Period.
--------------------------------------------------------------------------------

                                      S-18

         PAYMENT OF AVAILABLE INCOME AMOUNT ON A QUARTERLY PAYMENT DATE

--------------------------------------------------------------------------------
Pay at the Manager's discretion $1 to the income unitholder to be dealt with, and held by, the income unitholder absolutely.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay or make provision for taxes of the trust, if any.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay to the manager its quarterly management fee.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay to the servicer its quarterly fee.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay to the liquidity facility provider the quarterly commitment fee in relation to the liquidity facility.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay pari passu and rateably, any net amounts payable by the issuer trustee to the interest rate swap provider under the interest rate swap agreement due on that quarterly payment date, and the liquidity facility interest (if any) due on that quarterly payment date plus any liquidity facility interest remaining unpaid from prior quarterly payment dates.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay or make provision for all expenses of the trust, in respect of or due in the quarterly Accrual Period ending immediately prior to that quarterly payment date, except those described above or below.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Repay to the liquidity facility provider outstanding advances under the liquidity facility made on or prior to the previous quarterly payment date.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class A-1 currency swap and the Class A-3 currency swap on that quarterly payment date, rateably to:

o     the currency swap provider payment of the A$ Class A-1 Floating Amount under the Class A-1 currency swap relating to interest due on the Class
      A-1 notes together with any unpaid A$ Class A-1 Floating Amount from prior quarterly payment dates and interest on those unpaid amounts;

o     the Class A-2 noteholders interest due on the Class A-2 notes for that monthly Accrual Period together with any unpaid interest in relation to the Class A-2 notes and interest on that unpaid interest;

o     the currency swap provider payment of the A$ Class A-3 Floating Amount under the Class A-3 currency swap relating to interest due on the Class
      A-3 notes together with any unpaid A$ Class A-3 Floating Amount from prior quarterly payment dates and interest on that unpaid interest;

o     the Class A-4 noteholders interest due on the Class A-4 notes for that monthly Accrual Period together with any unpaid interest in relation to the Class A-4 notes and interest on that unpaid interest; and

o     the redraw bondholders interest due on the redraw bonds for the quarterly
      Accrual Period ending immediately prior to that quarterly payment date together with any unpaid interest in relation to the redraw bonds.
--------------------------------------------------------------------------------
                                       |

                                      S-19

--------------------------------------------------------------------------------
Pay to the issuer trustee its quarterly fee
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay to the security trustee its quarterly fee
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class A-1 currency swap and the Class A-3 currency swap on that quarterly payment date, to Class B noteholders interest due on the Class B notes for that quarterly Accrual Period together with any unpaid interest in relation to the Class B notes and interest on any unpaid interest.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Allocate, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class A-1 currency swap and the Class
A-3 currency swap on that quarterly payment date, the amount of any unreimbursed principal draws to the Available Principal Amount for payment.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Allocate, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class A-1 currency swap and the Class
A-3 currency swap on that quarterly payment date, the amount of any unreimbursed principal charge-offs to the Available Principal Amount for payment.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class A-1 currency swap and the Class A-3 currency swap on that quarterly payment date, to the manager its quarterly arranging fee and any unpaid arranging fee from prior quarterly payment dates.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
Pay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class A-1 currency swap and the Class A-3 currency swap on that quarterly payment date, any remaining amounts to the income unitholder.
--------------------------------------------------------------------------------

                                      S-20

        DETERMINATION OF AVAILABLE PRINCIPAL AMOUNT PRIOR TO EACH MONTHLY
                     PAYMENT DATE OR QUARTERLY PAYMENT DATE

--------------------------------------------------------------------------------
                              PRINCIPAL COLLECTIONS

Amounts received by the issuer trustee during the preceding collection period under the housing loans in respect of principal other than as described below.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                      MORTGAGE INSURANCE PRINCIPAL PROCEEDS

Amounts received pursuant to a mortgage insurance policy which the manager determines should be accounted for on the preceding determination date in respect of a principal loss.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                             OTHER PRINCIPAL AMOUNTS

Prepayments of principal on the housing loans received by the issuer trustee during the preceding collection period, certain other amounts received by the issuer trustee during the preceding collection period, certain other receipts in the nature of principal, as determined by the manager, received by the preceding determination date and, for the first monthly payment date, the amount, if any, by which the proceeds of issue of the notes exceeds the consideration for the housing loans acquired by the trust.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                       PRINCIPAL CHARGE-OFF REIMBURSEMENT

The amount allocated from the Available Income Amount on that quarterly payment date towards unreimbursed principal charge-offs.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                               REDRAW BOND AMOUNT

The proceeds of issue of any redraw bonds on that determination date or during the collection period ending on that determination date, but excluding the immediately preceding determination date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                          PRINCIPAL DRAW REIMBURSEMENT

The amount allocated from the Available Income Amount on that monthly payment date towards unreimbursed principal draws.
--------------------------------------------------------------------------------
                                        =
--------------------------------------------------------------------------------
                           AVAILABLE PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

                                      S-21

                    PAYMENT OF AVAILABLE PRINCIPAL AMOUNT ON
       A MONTHLY PAYMENT DATE (WHICH IS NOT ALSO A QUARTERLY PAYMENT DATE)

--------------------------------------------------------------------------------
                          REDRAWS AND FURTHER ADVANCES

Repay to the originators rateably any redraws and further advances under the housing loans, other than further advances which cause the related housing loan to be removed from the trust, made by the originators during or prior to the preceding collection period just ended.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
                                 PRINCIPAL DRAWS

Allocate an amount to be applied as a principal draw for the immediately preceding determination date to be allocated to the Available Income Amount to meet any net income shortfall.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
                                  REDRAW BONDS

Retain an amount equal to the lesser of the remaining Available Principal Amount and the aggregate Adjusted Stated Amounts in the collections account or invest such amount in Authorized Short-Term Investments as part of the Redraw Bond
Principal Carryover Amount.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
                               CLASS A NOTEHOLDERS

Provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class A-1 currency swap and the Class A-3 currency swap on the following quarterly payment date, rateably the Available Principal
Amount allocated to the Class A notes as follows:

o     retain an amount equal to or greater than the Class A-1 notes proportional share of the Available Principal Amount allocated to the Class A notes in the collections account or invest such amount in Authorized Short-Term
      Investments as part of the Class A-1 Principal Carryover Amount;

o     pay an amount equal to or greater than the Class A-2 notes proportional share of the Available Principal Amount allocated to the Class A notes on that monthly payment date to the Class A-2 noteholders until the Stated
      Amount of the Class A-2 notes is reduced to zero; and

o     retain an amount equal to or greater than the Class A-3 notes proportional share of the Available Principal Amount allocated to the Class A notes in the collections account or invest such amount in Authorized Short-Term
      Investments as part of the Class A-3 Principal Carryover Amount,

until the Stated Amounts of the Class A-1 notes, the Class A-2 notes and the
Class A-3 notes are reduced to zero (or would be reduced to zero if the Class
A-1 Principal Carryover Amount and the Class A-3 Principal Carryover Amount was
applied to reduce the Stated Amount of the Class A-1 notes and the Class A-3 notes, respectively, on that Monthly Payment Date).

Once the Stated Amounts of the Class A-1, Class A-2 and Class A-3 notes have been reduced to zero (or would be reduced to zero in accordance with the preceding paragraph), any Available Principal Amount allocated to the Class A notes shall be applied on that monthly payment date to the Class A-4 noteholders until the Stated Amount of the Class A-4 notes is reduced to zero.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------

                                      S-22

--------------------------------------------------------------------------------
                               CLASS B NOTEHOLDERS

Retain, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class A-1 currency swap and the Class A-3 currency swap on the following quarterly payment date, an amount equal to the
Available Principal Amount allocated to the Class B notes in the collections account or invest such amount in Authorized Short-Term Investments as part of the Class B Principal Carryover Amount.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
                               CAPITAL UNITHOLDERS

Provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class A-1 currency swap and the Class A-3 currency swap on the following quarterly payment date, pay any remaining amounts firstly to the Class A Capital unitholder (up to a maximum amount for all such payments of A$1,000) and secondly to the Class B Capital unitholder.
--------------------------------------------------------------------------------

                                      S-23

        PAYMENT OF AVAILABLE PRINCIPAL AMOUNT ON A QUARTERLY PAYMENT DATE

--------------------------------------------------------------------------------
                          REDRAWS AND FURTHER ADVANCES

Repay to the originators rateably any redraws and further advances under the housing loans, other than further advances which cause the related housing loan to be removed from the trust, made by the originators during or prior to the preceding collection period just ended.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
                                 PRINCIPAL DRAWS

Allocate an amount to be applied as a principal draw for the immediately preceding determination date to the Available Income Amount to meet any net income shortfall.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
                                  REDRAW BONDS

Repay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class A-1 currency swap and the Class A-3 currency swap on that quarterly payment date, to the redraw bondholders an amount equal to the lesser of the remaining Available Principal Amount and the aggregate Adjusted Stated Amounts, together with the Redraw Bond Principal
Carryover Amount equally amongst the redraw bonds in order of their issue, until the Stated Amount of the redraw bonds is reduced to zero.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
                               CLASS A NOTEHOLDERS

Pay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class A-1 currency swap and the Class A-3 currency swap on that quarterly payment date, rateably the Available Principal
Amount allocated to the Class A notes as follows:

o     an amount equal to or greater than the Class A-1 notes proportional share of the Available Principal Amount allocated to the Class A notes on that monthly payment date, together with the Class A-1 Principal Carryover
      Amount, to the Currency Swap Provider under the Class A-1 currency swap in relation to a repayment to the Class A-1 noteholders of the Stated Amount of the Class A-1 notes;

o     an amount equal to or greater than the Class A-2 notes proportional share of the Available Principal Amount allocated to the Class A notes on that monthly payment date to the Class A-2 noteholders; and

o     an amount equal to or greater than the Class A-3 notes proportional share of the Available Principal Amount allocated to the Class A notes on that monthly payment date, together with the Class A-3 Principal Carryover
      Amount, to the Currency Swap Provider under the Class A-3 currency swap in relation to a repayment to the Class A-3 noteholders of the Stated Amount of the Class A-3 notes,

until the Stated Amounts of the Class A-1 notes, the Class A-2 notes and the
Class A-3 notes are reduced to zero.

Once the Stated Amounts of the Class A-1, Class A-2 and Class A-3 notes have been reduced to zero, any Available Principal Amount allocated to the Class A notes shall be applied on that quarterly payment date to the Class A-4 noteholders until the Stated Amount of the Class A-4 notes is reduced to zero.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------

                                      S-24

--------------------------------------------------------------------------------
                               CLASS B NOTEHOLDERS

Provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class A-1 currency swap and the Class A-3 currency swap on that quarterly payment date, pay the Available Principal Amount allocated to the Class B notes, together with the Class B Principal Carryover
Amount, to the Class B noteholders, until the Stated Amount of the Class B notes is reduced to zero.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
                               CAPITAL UNITHOLDERS

Pay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class A-1 currency swap and the Class A-3 currency swap on that quarterly payment date, any remaining amounts:

o     firstly to the Class A Capital unitholder (up to a maximum amount for all such payments of A$1,000); and

o     secondly to the Class B Capital unitholder.
--------------------------------------------------------------------------------

                                      S-25

                                  RISK FACTORS

      The offered notes are complex securities issued by a foreign entity and secured by property located in a foreign jurisdiction. You should consider the following risk factors in deciding whether to purchase the offered notes. There may be other unforeseen reasons why you might not receive principal or interest on your offered notes. You should also read the detailed information set out elsewhere in this prospectus supplement and the accompanying prospectus.

THE OFFERED NOTES WILL BE PAID                           The offered notes are debt obligations of the issuer trustee
ONLY FROM THE ASSETS OF THE TRUST                        only in its capacity as trustee of the trust. The offered notes do not represent an interest in or obligation of the issuer trustee in any other capacity or of any of the other parties to the transaction. The assets of the trust will be the sole
                                                         source of payments on the offered notes. The issuer trustee's personal assets will only be available to make payments on the offered notes if the issuer trustee is negligent, commits fraud or is in willful default of an obligation imposed upon it under the transaction documents. Therefore, if the assets of the trust are insufficient to pay the interest and principal on your offered notes when due, there will be no other source from which to receive these payments and you may not get back your entire investment or the yield you expected to receive.

THE RATINGS ON THE OFFERED NOTES SHOULD BE               The security ratings of the offered notes should be evaluated
EVALUATED INDEPENDENTLY                                  independently from similar ratings on other types of notes or securities. A security rating by a rating agency is not a
                                                         recommendation to buy, sell or hold securities and may be
                                                         subject to revision, suspension, qualification or withdrawal at any time by the relevant rating agency. A revision, suspension, qualification or withdrawal of the rating of the offered notes may adversely affect the price of the offered notes. In
                                                         addition, the ratings of the offered notes do not address the expected timing of principal repayments under the offered
                                                         notes, only that principal will be received no later than the maturity date.

RATINGS OF THE OFFERED NOTES DO NOT INSURE THEIR         It is a condition to the issuance of the offered notes that
PAYMENT AND WITHDRAWAL OR DOWNGRADING OF ANY             they be rated: AAA by Standard & Poor's, Aaa by Moody's and AAA
RATINGS MAY AFFECT THE VALUE OF THE OFFERED NOTES        by Fitch Ratings.

                                                         A rating is not a recommendation to purchase, hold or sell the offered notes, inasmuch as such rating does not address the market price or the suitability for a particular investor of a security. The rating of the offered notes addresses the
                                                         likelihood of the payment of principal and interest on the offered notes pursuant to their terms. There is no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency, if in its judgment circumstances in the future so
                                                         warrant. A reduction in any rating of the offered notes may affect their market value and may affect your ability to sell

                                      S-26

                                                         them. The ratings of the offered notes will be based primarily on the creditworthiness of the housing loans, the subordination provided by the Class B notes to the offered notes, the
                                                         availability of excess interest collections after payment of interest on the notes and the trust's expenses, the mortgage insurance policies and the creditworthiness of the swap
                                                         providers and the mortgage insurers.

THE YIELD TO MATURITY ON THE OFFERED NOTES IS            The pre-tax yield to maturity on the offered notes is uncertain
UNCERTAIN AND MAY BE AFFECTED BY MANY FACTORS            and will depend on a number of factors. One such factor is the uncertain rate of return of principal. The amount of payments of principal on the offered notes and the time when those
                                                         payments are received depend on the amount and the times at which borrowers make principal payments on the housing loans.
                                                         The principal payments may be regular scheduled payments or unscheduled payments resulting from prepayments of the housing loans.

YOU FACE AN ADDITIONAL POSSIBILITY OF LOSS               Although Commonwealth Bank of Australia and Homepath Pty
BECAUSE THE ISSUER TRUSTEE DOES NOT HOLD LEGAL           Limited could have legally assigned the title to the housing
TITLE TO THE HOUSING LOANS                               loans to the issuer trustee, initially they will assign only equitable title to the housing loans to the issuer trustee. The borrowers will not be notified of the equitable assignment. The housing loans will be legally assigned to the issuer trustee only upon the occurrence of a perfection of title event, as described in "Description of the Assets of a Trust--Transfer and Assignment of the Housing Loans" in the accompanying
                                                         prospectus. Because the issuer trustee does not hold legal title to the housing loans, you will be subject to the
                                                         following risks, which may lead to a failure to receive
                                                         collections on the housing loans, delays in receiving the
                                                         collections or losses to you.

                                                         The issuer trustee's interest in a housing loan and its related securities may be impaired by the creation of another interest over the related housing loan or its related securities by an originator prior to the issuer trustee acquiring a legal
                                                         interest in the housing loans.

                                                         Until a borrower has notice of the assignment, that borrower is not bound to make payments under its housing loan to anyone other than Commonwealth Bank of Australia or Homepath Pty
                                                         Limited, as appropriate. Until a borrower receives notice of the assignment, any payments the borrower makes under his or her housing loan to Commonwealth Bank of Australia or Homepath
                                                         Pty Limited, as appropriate, will validly discharge the
                                                         borrower's obligations under the borrower's housing loan even if the issuer trustee does not receive the payments from
                                                         Commonwealth Bank of Australia or Homepath Pty Limited, as
                                                         appropriate. Therefore, if Commonwealth Bank of Australia or
                                                         Homepath Pty Limited does not deliver

                                      S-27

                                                         collections to the issuer trustee, for whatever reason, neither the issuer trustee nor you will have any recourse against the related borrowers for such collections.

                                                         The issuer trustee may not be able to initiate any legal
                                                         proceedings against a borrower to enforce a housing loan
                                                         without the involvement of Commonwealth Bank of Australia or
                                                         Homepath Pty Limited, as appropriate.

THE SALE OF THE HOUSING LOANS MAY BE                     The transfer of the housing loans from Commonwealth Bank of
RECHARACTERIZED AS A LOAN                                Australia and Homepath Pty Limited to the issuer trustee is intended by the parties to be and has been documented as a sale, however, Commonwealth Bank of Australia and Homepath Pty
                                                         Limited will treat the transfer of the housing loans as an imputed loan for accounting purposes. If Commonwealth Bank of
                                                         Australia and Homepath Pty Limited were to become insolvent, a liquidator or other person that assumes control of Commonwealth
                                                         Bank of Australia or Homepath Pty Limited could attempt to recharacterize the sale of the housing loans as a loan or to consolidate the housing loans with the assets of Commonwealth
                                                         Bank of Australia or Homepath Pty Limited, as applicable. Any such attempt could result in a delay in or reduction of
                                                         collections on the housing loans available to make payments on the offered notes. The risk of such a recharacterization with respect to the housing loans may be increased by the treatment of the transfer of these housing loans as an imputed loan for accounting purposes.

A BORROWER'S ABILITY TO OFFSET MAY AFFECT THE            It is possible that in the event of the insolvency of
RETURN ON YOUR OFFERED NOTES                             Commonwealth Bank of Australia, borrowers may be able to offset their deposits with Commonwealth Bank of Australia against their liability under their housing loans. If this occurred, the assets of the trust might be insufficient to pay you
                                                         principal and interest in full.

AN ORIGINATOR AND THE SERVICER MAY COMMINGLE             Before an originator or the servicer remits collections to the
COLLECTIONS ON THE HOUSING LOANS WITH THEIR              collections account, the collections may be commingled with the
ASSETS                                                   assets of that originator or the servicer. If an originator or the servicer becomes insolvent, the issuer trustee may only be able to claim those collections as an unsecured creditor of the insolvent company. This could lead to a failure to receive the collections on the housing loans, delays in receiving the
                                                         collections, or losses to you.

THERE IS NO WAY TO PREDICT THE ACTUAL RATE AND           The rate of principal and interest payments on pools of housing
TIMING OF PAYMENTS ON THE HOUSING LOANS                  loans varies among pools, and is influenced by a variety of economic, demographic, social, tax, legal and other factors, including prevailing market interest rates for housing loans and the particular terms of the housing loans. Australian
                                                         housing loans have features and options that are different from housing loans in the United States and Europe, and thus will have different rates and timing of payments from housing loans in the United States and

                                      S-28

                                                         Europe. There is no guarantee as to the actual rate of
                                                         prepayment on the housing loans, or that the actual rate of prepayments will conform to any model described in this
                                                         prospectus supplement. The rate and timing of principal and interest payments and the ability to redraw principal on the housing loans will affect the rate and timing of payments of principal and interest on your offered notes. Unexpected
                                                         prepayment rates could have the following negative effects:

                                                             o   If you bought your offered notes for more than their
                                                                 face amount, the yield on your offered notes will drop
                                                                 if principal payments occur at a faster rate than you
                                                                 expect.

                                                             o   If you bought your offered notes for less than their
                                                                 face amount, the yield on your offered notes will drop
                                                                 if principal payments occur at a slower rate than you
                                                                 expect.

LOSSES AND DELINQUENT PAYMENTS ON THE HOUSING            If borrowers fail to make payments of interest and principal
LOANS MAY AFFECT THE RETURN ON YOUR OFFERED NOTES        under the housing loans when due and the credit enhancement described in this prospectus supplement is not enough to
                                                         protect your offered notes from the borrowers' failure to pay, then the issuer trustee may not have enough funds to make full payments of interest and principal due on your offered notes.
                                                         Consequently, the yield on your offered notes could be lower than you expect and you could suffer losses.

ENFORCEMENT OF THE HOUSING LOANS MAY CAUSE               Substantial delays could be encountered in connection with the
DELAYS IN PAYMENT AND LOSSES                             liquidation of a housing loan, which may lead to shortfalls in payments to you to the extent those shortfalls are not covered by a mortgage insurance policy.

                                                         If the proceeds of the sale of a mortgaged property, net of preservation and liquidation expenses, are less than the amount due under the related housing loan, the issuer trustee may not have enough funds to make full payments of interest and
                                                         principal due to you, unless the difference is covered under a mortgage insurance policy.

PRINCIPAL ON THE REDRAW BONDS WILL BE PAID               If redraw bonds are issued they will rank ahead of your offered
BEFORE PRINCIPAL ON YOUR OFFERED NOTES                   notes with respect to payment of principal prior to enforcement of the charge under the security trust deed, and you may not receive full repayment of principal on your offered notes.

                                      S-29

UNREIMBURSED REDRAWS AND FURTHER ADVANCES WILL           Unreimbursed redraws and further advances will rank ahead of
BE PAID BEFORE PRINCIPAL ON YOUR OFFERED NOTES           your notes with respect to payment of principal prior to
                                                         enforcement of the charge under the security trust deed, and you may not receive full repayment of principal on your offered notes.

THE CLASS B NOTES PROVIDE ONLY LIMITED                   The amount of credit enhancement provided through the
PROTECTION AGAINST LOSSES                                subordination of the Class B notes to the offered notes and redraw bonds is limited and could be depleted prior to the payment in full of the offered notes and redraw bonds. If the principal amount of the Class B notes is reduced to zero, you may suffer losses on your offered notes.

THE MORTGAGE INSURANCE POLICIES MAY NOT BE               A high LTV master mortgage insurance policy issued by Genworth
AVAILABLE TO COVER LOSSES ON THE HOUSING LOANS           Financial Mortgage Insurance Pty Limited will, subject to the policy terms and conditions, provide full coverage for all principal due on those housing loans which generally had a loan-to-value ratio greater than 80% at the time of
                                                         origination. A master mortgage insurance policy issued by
                                                         Genworth Financial Mortgage Insurance Pty Limited will, subject to the policy terms and conditions, provide full coverage for all principal due on the balance of the housing loans. The mortgage insurance policies are subject to some exclusions from coverage and rights of refusal or reduction of claims, some of which are described in "Description of the Transaction
                                                         Documents--The Mortgage Insurance Policies" in this prospectus supplement. Genworth Financial Mortgage Insurance Pty Limited
                                                         is acting as a mortgage insurance provider with respect to the housing loan pool. The availability of funds under these
                                                         mortgage insurance policies will ultimately be dependent on the financial strength of this entity. A borrower's payments that are expected to be covered by the mortgage insurance policies may not be covered because of these exclusions, refusals or reductions or because of financial difficulties impeding the mortgage insurer's ability to perform its obligations. If such circumstances arise the issuer trustee may not have enough money to make timely and full payments of principal and
                                                         interest on your offered notes.

YOU MAY NOT BE ABLE TO RESELL YOUR OFFERED NOTES         The underwriters are not required to assist you in reselling your offered notes. A secondary market for your offered notes may not develop.

                                                         If a secondary market does develop, it might not continue or might not be sufficiently liquid to allow you to resell any of your offered notes readily or at the price you desire. The market value of your offered notes is likely to fluctuate, which could result in significant losses to you.

                                      S-30

THE TERMINATION OF ANY OF THE SWAPS MAY SUBJECT          The issuer trustee will exchange the interest payments from the
YOU TO LOSSES FROM INTEREST RATE OR CURRENCY             fixed rate housing loans for variable rate payments based upon
FLUCTUATIONS                                             the one month or three month Australian bank bill rate (as appropriate). If a fixed rate swap is terminated or the fixed rate swap provider fails to perform its obligations, you will be exposed to the risk that the floating rate of interest
                                                         payable on the offered notes will be greater than the
                                                         discretionary fixed rate set by the servicer on the fixed rate housing loans, which may lead to losses to you.

                                                         The issuer trustee will exchange the interest payments from the variable rate housing loans for variable rate payments based upon the one month or three month Australian bank bill rate (as appropriate). If a basis swap is terminated, the manager will direct the servicer to, subject to applicable laws, set the rates at which interest set-off benefits are calculated under the mortgage interest saver accounts at a rate low enough to cover the payments owed by the trust or to zero, and if that does not produce sufficient income, to set the interest rates on the variable rate housing loans at a rate high enough to cover the payments owed by the trust. If the rates on the
                                                         variable rate housing loans are set above the market interest rate for similar variable rate housing loans, the affected borrowers will have an incentive to refinance their loans with another institution, which may lead to higher rates of
                                                         principal prepayment than you initially expected, which will affect the yield on your offered notes.

                                                         The issuer trustee will receive payments from the borrowers on the housing loans, the fixed rate swap provider and the basis swap provider in Australian dollars calculated, in the case of the swap providers, by reference to the relevant Australian bank bill rate, and make payments to the Class A-1 noteholders in US dollars calculated, in the case of interest, by reference to LIBOR. Under the Class A-1 currency swaps, the currency swap provider will exchange Australian dollar obligations for US dollars, and in the case of interest, amounts calculated by reference to the relevant Australian bank bill rate for amounts calculated by reference to LIBOR. If the currency swap provider fails to perform its obligations under either currency swap or if a currency swap is terminated, the issuer trustee might have to exchange its Australian dollars for US dollars and its
                                                         relevant Australian bank bill rate obligations for LIBOR
                                                         obligations at rates that do not provide sufficient US dollars to make payments to you in full.

                                      S-31

PREPAYMENTS DURING A COLLECTION PERIOD MAY               If a prepayment is received on a housing loan during a
RESULT IN YOU NOT RECEIVING YOUR FULL INTEREST           collection period, interest on the housing loan will cease to
PAYMENTS                                                 accrue on that portion of the housing loan that has been
                                                         prepaid, starting on the date of prepayment. The amount prepaid will be invested in investments, or will be the subject of interest payable by the servicer commencing 5 Business Days after receipt by the servicer, that may earn a rate of interest lower than that paid on the housing loan. If it is less, and either the basis swap or the fixed rate swap has been
                                                         terminated, the issuer trustee may not have sufficient funds to pay you the full amount of interest on the offered notes on the next quarterly payment date.

PAYMENT HOLIDAYS MAY RESULT IN YOU NOT RECEIVING         If a borrower prepays principal on his or her housing loan, the
YOUR FULL INTEREST PAYMENTS                              borrower is not required to make any payments, including
                                                         interest payments, until the outstanding principal balance of the housing loan plus unpaid interest equals the scheduled principal balance. If a significant number of borrowers take advantage of this feature at the same time and the liquidity facility and any principal draws do not provide enough funds to cover the interest payments on the housing loans that are not received, the issuer trustee may not have sufficient funds to pay you the full amount of interest on your offered notes on the next quarterly payment date.

THE PROCEEDS FROM THE ENFORCEMENT OF THE                 If the security trustee enforces the security interest on the
SECURITY TRUST DEED MAY BE INSUFFICIENT TO PAY           assets of the trust after an event of default under the
AMOUNTS DUE TO YOU                                       security trust deed, there is no assurance that the market value of the assets of the trust will be equal to or greater than the outstanding principal and interest due on the offered notes and the other secured obligations that rank ahead of or equally with the offered notes, or that the security trustee will be able to realize the full value of the assets of the trust. The issuer trustee, the security trustee, the note
                                                         trustee, the principal paying agent and any receiver, to the extent they are owed any fees, the liquidity facility provider to the extent of any outstanding cash advance deposit, the fixed rate swap provider and the basis swap provider in respect of any collateral lodged by them and the originators to the extent of any unpaid Accrued Interest Adjustment will generally be entitled to receive the proceeds of any sale of the assets of the trust before you. Consequently, the proceeds from the sale of the assets of the trust after an event of default under the security trust deed may be insufficient to pay you
                                                         principal and interest in full.

IF THE MANAGER DIRECTS THE ISSUER TRUSTEE TO             If the manager directs the issuer trustee to redeem the notes
REDEEM THE OFFERED NOTES EARLY, YOU COULD SUFFER         and any redraw bonds early as described in "Description of the
LOSSES AND THE YIELD ON YOUR OFFERED NOTES COULD         Offered Notes--Optional Redemption of the Notes" in this
BE LOWER THAN EXPECTED                                   prospectus supplement and principal charge-offs have occurred, noteholders and redraw bondholders owning at least 75% of the aggregate outstanding amount of the notes

                                      S-32

                                                         and redraw bonds may consent to receiving an amount equal to the outstanding principal amount of the notes and redraw bonds, less unreimbursed principal charge-offs, plus accrued interest.
                                                         As a result, you may not fully recover your investment. In addition, the early retirement of your offered notes will
                                                         shorten their average lives and potentially lower the yield on your offered notes.

TERMINATION PAYMENTS RELATING TO A CURRENCY SWAP         If the issuer trustee is required to make a termination payment
AND A FIXED RATE SWAP MAY REDUCE PAYMENTS TO YOU         to the currency swap provider or the fixed rate swap provider upon the termination of a currency swap or a fixed rate swap, respectively, the issuer trustee will make the termination payment from the assets of the trust and, prior to enforcement of the security trust deed, in priority to payments on the offered notes. Thus, if the issuer trustee makes a termination payment, there may not be sufficient funds remaining to pay interest on your offered notes on the next quarterly payment date, and the principal on your offered notes may not be repaid in full. In addition, after enforcement of the security trust deed, these termination payments will be paid pari passu with payments to the holders of the offered notes and the redraw bonds.

THE IMPOSITION OF A WITHHOLDING TAX WILL REDUCE          If a withholding tax is imposed on payments of interest on your
PAYMENTS TO YOU AND MAY LEAD TO AN EARLY                 offered notes, you will not be entitled to receive grossed-up
REDEMPTION OF THE OFFERED NOTES                          amounts to compensate for such withholding tax. Thus, you will receive less interest than is scheduled to be paid on your offered notes.

                                                         If the option to redeem the notes and any redraw bonds early, as a result of the imposition of a withholding or other tax on any notes or redraw bonds or in respect of the housing loans, is exercised and principal charge-offs have occurred,
                                                         noteholders and redraw bondholders owning at least 75% of the aggregate outstanding amount of the notes and redraw bonds may consent to receiving an amount equal to the outstanding
                                                         principal amount of the notes and redraw bonds, less
                                                         unreimbursed principal charge-offs, plus accrued interest. As a result, you may not fully recover your investment. In addition, the early retirement of your offered notes will shorten their average lives and potentially lower the yield on your offered notes.

THE SERVICER'S ABILITY TO SET THE INTEREST RATE          The interest rates on the variable rate housing loans are not
ON VARIABLE RATE HOUSING LOANS MAY LEAD TO               tied to an objective interest rate index, but are set at the
INCREASED DELINQUENCIES OR PREPAYMENTS                   sole discretion of Commonwealth Bank of Australia as servicer of the housing loans. If Commonwealth Bank of Australia
                                                         increases the interest rates on the variable rate housing
                                                         loans, borrowers may be unable to make their required payments under the housing loans, and accordingly, may become delinquent or may default on their payments. In addition, if the interest rates are raised above market interest rates,

                                      S-33

                                                         borrowers may refinance their loans with another lender to obtain a lower interest rate. This could cause higher rates of principal prepayment than you expected and affect the yield on your offered notes.

THE FEATURES OF THE HOUSING LOANS MAY CHANGE,            The features of the housing loans, including their interest
WHICH COULD AFFECT THE TIMING AND AMOUNT OF              rates, may be changed by Commonwealth Bank of Australia or
PAYMENTS TO YOU                                          Homepath Pty Limited, either on its own initiative or at a borrower's request. Some of these changes may include the
                                                         addition of newly developed features which are not described in this prospectus supplement and the accompanying prospectus. As a result of these changes and borrowers' payments of principal, the concentration of housing loans with specific
                                                         characteristics is likely to change over time, which may affect the timing and amount of payments you receive.

                                                         If Commonwealth Bank of Australia or Homepath Pty Limited
                                                         changes the features of the housing loans or fails to offer desirable features offered by their competitors, borrowers might elect to refinance their loan with another lender to obtain more favorable features. In addition, the housing loans included in the trust are not permitted to have some features.
                                                         If a borrower opts to add one of these features to his or her housing loan, in effect the housing loan will be repaid and a new housing loan will be written which will not form part of the assets of the trust. The refinancing or removal of housing loans could cause you to experience higher rates of principal prepayment than you expected, which could affect the yield on your offered notes.

THERE ARE LIMITS ON THE AMOUNT OF AVAILABLE              If the interest collections during a collection period are
LIQUIDITY TO ENSURE PAYMENTS OF INTEREST TO YOU          insufficient to cover fees and expenses of the trust and the interest payments due on the offered notes on the next
                                                         quarterly payment date, the issuer trustee will request an advance under the liquidity facility. If advances under the liquidity facility are insufficient for this purpose, funds may be allocated from the Available Principal Amount towards
                                                         meeting such fees, expenses and interest as a principal draw.
                                                         In the event that there is not enough money available under the liquidity facility or by way of principal draw, you may not receive a full payment of interest on that quarterly payment date, which will reduce the yield on your offered notes.

THE SERVICER MAY WAIVE FEES OR RIGHTS IN RESPECT         Subject to the standards for servicing set forth under
OF THE HOUSING LOANS, WHICH COULD AFFECT THE             "Description of the Transaction Documents--Servicing of the
TIMING AND AMOUNT OF PAYMENTS TO YOU                     Housing Loans" in the accompanying prospectus, the servicer has the express power, among other things, to waive any fees and break costs which may be collected in the ordinary course of servicing the housing loans or arrange the rescheduling of interest due and unpaid following a default

                                      S-34

                                                         under any housing loans, or to waive any right in respect of the housing loans and mortgages in the ordinary course of
                                                         servicing the housing loans and mortgages. Those waivers may affect the timing and amount of payments you receive.

A DECLINE IN AUSTRALIAN ECONOMIC CONDITIONS MAY          If the Australian economy were to experience a decline in
LEAD TO LOSSES ON YOUR OFFERED NOTES                     economic conditions, an increase in interest rates, a fall in property values or any combination of these factors,
                                                         delinquencies or losses on the housing loans might increase, which might cause losses on your offered notes.

CONSUMER PROTECTION LAWS MAY AFFECT THE TIMING           Some of the borrowers may attempt to make a claim to a court
OR AMOUNT OF INTEREST OR PRINCIPAL PAYMENTS TO           requesting changes in the terms and conditions of their housing
YOU                                                      loans or compensation or penalties from Commonwealth Bank of
                                                         Australia or Homepath Pty Limited for breaches of any
                                                         legislation relating to consumer credit and the Australian Code of Banking Practice. Any penalties payable by an originator to a borrower may be set-off against amounts owing under housing loans provided by that originator to the borrower.

                                                         Breaches of consumer protection laws could result in a borrower paying less principal under his or her housing loan as a
                                                         consequence of either changes in that borrower's housing loan terms or the borrower setting off amounts it owes under housing loans against penalties payable to it by an originator in
                                                         respect of the same housing loan. This may result in a delay or decrease in the amount of payments to you.

                                                         In addition, if the issuer trustee obtains legal title to the housing loans, the issuer trustee will be subject to the
                                                         penalties and compensation provisions of the applicable
                                                         consumer protection laws instead of Commonwealth Bank of
                                                         Australia or Homepath Pty Ltd. To the extent that the issuer trustee is unable to recover any such liabilities under limited indemnities from Commonwealth Bank of Australia, as originator and servicer, and Homepath Australia Pty Ltd as originator, in respect of such liabilities, the assets of the trust will be used to indemnify the issuer trustee prior to payments to you.
                                                         This may delay or decrease the amount of collections available to make payments to you. For more details you should read the section titled "Legal Aspects of the Housing Loans--Australian
                                                         Consumer Credit Code" in the accompanying prospectus.

THE USE OF PRINCIPAL COLLECTIONS TO COVER                If Principal Collections are drawn upon to cover shortfalls in
LIQUIDITY SHORTFALLS MAY LEAD TO PRINCIPAL LOSSES        interest collections and there is insufficient excess available income in succeeding Collection Periods to repay those
                                                         principal draws, you may not receive full repayment of
                                                         principal on your offered notes.

                                      S-35

A CONCENTRATION OF HOUSING LOANS IN SPECIFIC             To the extent that the trust contains a high concentration of
GEOGRAPHIC AREAS MAY INCREASE THE POSSIBILITY OF         housing loans secured by properties located within a single
LOSS ON YOUR OFFERED NOTES                               state or region within Australia, any deterioration in the real estate values or the economy of any of those states or regions could result in higher rates of delinquencies, foreclosures and losses than expected on the housing loans. In addition, these states or regions may experience natural disasters, which may not be fully insured against and which may result in property damage and losses on the housing loans. These events may in turn have a disproportionate impact on funds available to the trust, which could cause you to suffer losses.

YOU WILL NOT RECEIVE PHYSICAL NOTES REPRESENTING         Your ownership of the offered notes will be registered
YOUR OFFERED NOTES, WHICH CAN CAUSE DELAYS IN            electronically through DTC, or Clearstream, Luxembourg, or
RECEIVING PAYMENTS AND HAMPER YOUR ABILITY TO            Euroclear. You will not receive physical notes, except in
PLEDGE OR RESELL YOUR OFFERED NOTES                      limited circumstances. This could:

                                                             o   cause you to experience delays in receiving payments on
                                                                 the offered notes because the principal paying agent
                                                                 will be sending payments on the offered notes to DTC or
                                                                 Clearstream, Luxembourg or Euroclear;

                                                             o   limit or prevent you from using your offered notes as
                                                                 collateral; and

                                                             o   hinder your ability to resell the offered notes or
                                                                 reduce the price that you receive for them.

RECENTLY PROPOSED CHANGES TO THE REGULATORY              On January 1, 2006, reforms by APRA to the capital and
REQUIREMENTS MAY AFFECT THE FINANCIAL                    reporting framework for lenders mortgage insurers commenced.
PERFORMANCE OF LENDERS MORTGAGE INSURERS                 The reforms aim to strengthen the capital framework for lenders mortgage insurers and increase risk-sensitivity, while reducing inconsistencies in prudential requirements. APRA released a range of other reforms affecting all general insurers on
                                                         February 9, 2006 which will take effect on October 1, 2006.
                                                         These further reforms aim to strengthen governance, risk
                                                         management, business continuity, fitness and propriety,
                                                         custodian and reporting requirements.

                                                         Although management of the respective lenders mortgage insurers do not believe that these regulatory changes will have a
                                                         materially adverse affect on operations, particularly as they are designed to strengthen the capital position of lenders mortgage insurers and reduce the likelihood of collapse, the potentially more stringent governance, compliance, reporting, regulatory and capital adequacy requirements could increase the costs of compliance and thereby affect the financial strength of these entities. If any of these entities encounter financial difficulties which impede or prohibit the

                                      S-36

                                                         performance of their obligations as provided herein, the issuer trustee may not have sufficient funds to timely pay principal and interest on the offered notes.

AUSTRALIAN TAX REFORM PROPOSALS COULD AFFECT THE         The Australian Federal Government is undertaking a program of
TAX TREATMENT OF THE TRUST                               reform of business taxation following the issue of reports by the Review of Business Taxation in 1999. In addition to many measures that have been enacted, there remain some outstanding areas where the Federal Government has indicated that changes are being considered or may be introduced.

                                                         For example, exposure draft legislation has been introduced as part of the final stages of the taxation of financial
                                                         arrangements ("TOFA") reform measures. The exposure draft
                                                         legislation introduces tax-timing rules for the treatment of gains and losses from "financial arrangements", which are
                                                         defined as rights and obligations to receive or provide
                                                         something of economic value in the future. There are five
                                                         tax-timing methods proposed - fair value, accruals,
                                                         retranslation, realization and hedging. Gains are assessable and losses are deductible (i.e. on revenue account) under these proposed rules. If the exposure draft legislation is enacted in its current form, these reform measures could affect the tax treatment of the trust due to the broad definition of
                                                         "financial arrangements".

                                                         Notwithstanding this, the issuer trustee (in its capacity as trustee of the trust) will remain tax neutral in that it will not be liable for any Australian income tax on the income of the trust. The new TOFA rules are currently in only exposure draft legislation and may change when the formal bill
                                                         implementing the new arrangements is introduced into
                                                         Parliament. The new arrangements are proposed to be prospective in nature. Details of the arrangements dealing with the
                                                         transition to the new TOFA rules have not yet been announced.

THE RECENTLY ENACTED AUSTRALIAN ANTI-MONEY               The Anti-Money Laundering and Counter-Terrorism Financing Act
LAUNDERING AND COUNTER-TERRORISM FINANCING ACT           (the "AML/CTF Act") received Royal Assent and certain parts of
MAY REQUIRE AN ENTITY PROVIDING A FINANCIAL              the Act came into effect on 12 December 2006. The AML/CTF Act
SERVICE TO CEASE PROVIDING THAT SERVICE. THIS            will have a staggered commencement with the provisions
ULTIMATELY MAY RESULT IN A DELAY OR DECREASE IN          commencing at various times during the period from Royal Assent
PAYMENTS TO YOU                                          to 24 months after Royal Assent. The AML/CTF Act brings about a number of significant changes to Australia's anti-money
                                                         laundering and counter-terrorism financing regulation.

                                                         Under the AML/CTF Act, if an entity has not met certain of its obligations under the AML/CTF Act, that entity will be
                                                         prohibited from providing a designated service which includes:

                                      S-37

                                                             o   opening or providing certain accounts, allowing any
                                                                 transaction in relation to such an account or receiving
                                                                 instructions to transfer money in and out of such an
                                                                 account;

                                                             o   making loans to a borrower or allowing a transaction to
                                                                 occur in respect of that loan in certain circumstances;

                                                             o   providing a custodial or depository service;

                                                             o   issuing or selling a security in certain circumstances;
                                                                 and

                                                             o   exchanging one currency for another in certain
                                                                 circumstances.

                                                         These obligations will include undertaking customer due
                                                         diligence before a designated service is provided. Generally until these obligations have been met an entity will be
                                                         prohibited from providing funds or services to a party or
                                                         making any payments on behalf of a party. The obligations also include, but are not limited to, conducting on-going customer due diligence and reporting of suspicious and other
                                                         transactions.

                                                         The obligations placed upon an entity can affect the services of an entity or the funds it provides and ultimately may result in a delay or decrease in the amounts an investor receives.

SINCE THE MANAGER AND THE ISSUER TRUSTEE ARE             Each of Commonwealth Bank of Australia and Perpetual Trustee
AUSTRALIAN ENTITIES, THERE REMAINS UNCERTAINTY           Company Limited is an Australian public company and has agreed
AS TO THE ENFORCEABILITY IN AUSTRALIAN COURTS OF         to submit to the jurisdiction of New York state and federal
JUDGMENTS OBTAINED IN UNITED STATES COURTS BY            courts for purposes of any suit, action or proceeding arising
ANY OF THE HOLDERS OF THE OFFERED NOTES                  out of the offering of the offered notes. Generally, a final and conclusive judgment obtained by holders of the offered notes in United States courts would be recognized and
                                                         enforceable against the manager or the issuer trustee, as the case may be, in the relevant Australian court without
                                                         re-examination of the merits of the case. However, because of the foreign location of the manager and the issuer trustee and their directors, officers and employees (and their respective assets), it may be difficult for you to effect service of
                                                         process over these persons or to enforce against them judgments obtained in United States courts based upon the civil liability provisions of the federal securities laws of the United States.
                                                         See "Enforcement of Foreign Judgments in Australia" in the
                                                         accompanying prospectus.

                                      S-38

EUROPEAN UNION DIRECTIVE REGARDING THE TAXATION          The European Union has adopted a Directive (2003/48/EC)
OF SAVINGS INCOME                                        regarding the taxation of savings income. Since July 1, 2005
                                                         Member States have been required to provide to the tax
                                                         authorities of other Member States details of payments of
                                                         interest and other similar income paid by a person within its jurisdiction to, or collected by such a person for, an
                                                         individual resident in that other Member State, except that
                                                         Austria, Belgium and Luxembourg are required instead to impose a withholding system for a transitional period in relation to such payments, deducting tax of rates rising over time to 35 percent. The transitional period commenced on July 1, 2005 and terminates at the end of the first full fiscal year following agreement by certain non-European Union countries to the
                                                         exchange of information relating to such payments. A number of non-European Union countries and territories including
                                                         Switzerland have agreed to adopt similar measures (a
                                                         withholding system in the case of Switzerland) with effect from the same date. Therefore, payments of interest on the offered notes which are made or collected through Belgium, Luxembourg,
                                                         Austria or any other relevant country may be subject to
                                                         withholding tax which would prevent holders of the offered notes from receiving interest on their offered notes in full.
                                                         The terms and conditions of the offered notes provide that, to the extent that it is possible to do so, a paying agent will be maintained by the issuer trustee in a Member State that is not required to withhold tax pursuant to the directive.

                                      S-39

                                CAPITALIZED TERMS

      The capitalized terms used in this prospectus supplement, unless defined elsewhere in this prospectus supplement, have the meanings set forth in the
Glossary starting on page S-110 of this prospectus supplement or in the Glossary in the accompanying prospectus.

                         US DOLLAR AND EURO PRESENTATION

      In this prospectus supplement, references to "US dollars" and "US$" are references to US currency, references to "Euro" and "(euro)" are references to the lawful currency of the member states of the European Union that adopt the single currency in accordance with the EC treaty and references to "Australian dollars" and "A$" are references to Australian currency. Unless otherwise stated
in this prospectus supplement, any translations of Australian dollars into US dollars have been made at the rate of US$0.7778 = A$1.00, the exchange rate as displayed on the Bloomberg Service under AUD currency on February 7, 2007 and any translations of Australian dollars into Euro have been made at a rate of
(euro)0.5985 = A$1.00, the exchange rate as displayed on the Bloomberg Service under EUAD currency on February 7, 2007. Use of such rate is not a representation that Australian dollar amounts actually represent such US dollar amounts or Euro amounts, as the case may be, or could be converted into US dollars or Euro, as the case may be, at that rate.

         AFFILIATIONS AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Homepath Pty Limited and Securitisation Advisory Services Pty Limited are
wholly owned subsidiaries of Commonwealth Bank of Australia.

                         ------------------------------

                         Commonwealth Bank of Australia

                         ------------------------------
                                        |
                       -------------------------------------
                      |                                     |
            --------------------             --------------------------------

            Homepath Pty Limited             Securitisation Advisory Services
                                                       Pty Limited
            --------------------             --------------------------------

                                  THE SERVICER

      Commonwealth Bank of Australia, COMMONWEALTH BANK, was established in 1911 by an Act of Australia's Commonwealth Parliament as a government owned enterprise to conduct commercial and savings banking business. For a period it also operated as Australia's central bank until this function was transferred to the Reserve Bank of Australia in 1959. The process of privatization of
Commonwealth Bank was commenced by Australia's Commonwealth Government in 1990 and was completed in July 1996. Commonwealth Bank is now a public company listed on the Australian Stock Exchange Limited.

      Commonwealth Bank is one of the four major banks in Australia. It is a provider of integrated financial services including retail, premium, business, corporate and institutional banking, funds management, superannuation, insurance, investment and sharebroking products and services.

      Commonwealth Bank is responsible for originating and servicing all of the housing loans relating to the trusts, and participates in structuring each transaction. For a description of the origination activities of Commonwealth
Bank, see "Commonwealth Bank Residential Loan Program" in the prospectus. For a description of the activities of Commonwealth Bank as servicer for the trusts, see "Description of the Transaction Documents--Servicing of the Housing Loans"
in the prospectus. In the event of an

                                      S-40

insolvency or the removal of Commonwealth Bank, as servicer of a housing loan pool, a replacement servicer would need to be installed and the relevant housing loans serviced thereunder transferred to another servicer and its servicing system. Such an event may have an adverse impact on the housing loans included in a trust and may cause a delay in payments on the related notes. However, these risks are mitigated because Commonwealth Bank is a highly rated entity and therefore such risks are remote. For a description of continuing duties of
Commonwealth Bank, as seller, after the issuance of notes in respect of a trust, see "Description of the Trusts--Breach of Representations and Warranties" in the
prospectus and "Description of the Assets of a Trust--Undertakings by the
Originators" in the prospectus. An affiliate of Commonwealth Bank is the manager of the trust. See "The Manager."

      As at June 30, 2006, the Commonwealth Bank had a long term credit rating of AA from Fitch Ratings, Aa3 from Moody's Investors Service and AA- from
Standard & Poor's and a short term credit rating of A-1+ from Standard & Poor's,
F1+ from Fitch Ratings and P-1 from Moody's Investors Service. Standard & Poor's
Rating Services has placed Commonwealth Bank on CreditWatch with Positive implications

      As at June 30, 2006, the Commonwealth Bank and its subsidiaries, on a consolidated Australian equivalent to International Financial Reporting
Standards basis, had total assets of A$369 billion, deposits of A$173 billion and total regulatory capital of A$23.1 billion and made an operating profit after tax and outside equity interests for the year ended June 30, 2006 of
A$3,928 million.

      The 30 June 2006 Annual Report of Commonwealth Bank on Form 20-F was filed with the Securities and Exchange Commission on November 14, 2006. Commonwealth
Bank will provide without charge to each person to whom this prospectus supplement and accompanying prospectus is delivered, on the request of any such person, a copy of the Form 20-F referred to above. Written requests should be directed to: Commonwealth Bank of Australia, 599 Lexington Avenue, New York, NY
10022, Attention: Executive Vice President and General Manager Americas.

      The following table sets forth the outstanding principal balance, calculated as of June 30 financial year end (and as of December 31, 2006), of home loans serviced by Commonwealth Bank for the past five and a half years.
Commonwealth Bank was the servicer of a residential mortgage loan portfolio of approximately A$64.7 billion in outstanding principal amount for the financial year ending June 30, 2001. Commonwealth Bank was the servicer of a residential mortgage loan portfolio of approximately A$135.9 billion in outstanding principal for the half year ending 31 December, 2006. The percentages shown under "Percentage Change from Prior Year" represent the ratio of (a) the difference between the current and prior year balances over (b) the prior year balances.

                            JUNE 30,    JUNE 30,     JUNE 30,    JUNE 30,     JUNE 30,    JUNE 30,     DECEMBER 31,
                              2001        2002         2003        2004         2005        2006           2006
                            ---------   ---------   ----------   ---------   ---------   ----------   --------------

Total Outstanding             64,771     76,243       86,869      102,566     116,976     130,160     135,946
Balances (A$m)
Number of Loans              766,054    756,787      767,435      790,685     816,859     838,248     852,501
Percentage Change from                  18%          14%          18%         14%         11%         4% (growth for
Prior Year                                                                                            the half year)

      The decrease in the number of loans between June 30, 2001 and June 30,
2002 was due to the removal of the loans with zero balances from the
Commonwealth Bank's housing loan system.

      Commonwealth Bank's overall procedures for originating mortgage loans are described under "Commonwealth Bank Residential Loan Program" in the accompanying prospectus. Commonwealth Bank's material role and responsibilities in this transaction as servicer are described in the accompanying prospectus under "The
Servicer." See "The Issuer Trustee, Commonwealth Bank of Australia and the

                                      S-41

Manager--Sponsor, Originator and Servicer--Commonwealth Bank of Australia" in
the accompanying prospectus.

                                 ISSUING ENTITY

      The Medallion Trust Series 2007-1G was established on         in the State
of New South Wales, Australia, by the issuer trustee, the manager, Commonwealth
Bank of Australia as the servicer and an originator, and Homepath Pty Limited as an originator, executing a series supplement and the manager settling A$100 on the issuer trustee. See "Description of the Trusts--Establishing the Trusts" in
the accompanying prospectus. The trust will be governed by the laws of the
Australian Capital Territory, Australia. The trust is a special purpose entity established to issue the notes and redraw bonds, to apply the proceeds thereof to acquire the housing loans from the originators and to hold the housing loans in accordance with the transaction documents. Subject to the transaction documents, the issuer trustee has all the powers in respect of the assets of the trust which it could exercise if it were the absolute and beneficial owner of the assets. No further securities will be issued other than the notes and the redraw bonds. The issuer trustee may borrow money on behalf of the trust on such terms and conditions as the manager thinks fit and are acceptable to the issuer trustee. The issuer trustee may only enter into the borrowing if it receives a certificate from the manager that the proposed borrowing and any security interest to be granted in connection with the borrowing will not result in a reduction or withdrawal of the ratings assigned by the rating agencies to the notes and the redraw bonds. It is not anticipated that the issuer trustee on behalf of the trust will make loans to other persons other than pursuant to the housing loans.

      The governing documents of the trust may be modified as set forth under
"Description of the Transaction Documents--Modifications of the Master Trust
Deed and Series Supplement" in the accompanying prospectus. The servicer has discretion with respect to the administration of the housing loans relating to the trust. See "Description of the Transaction Documents--Servicing of the
Housing Loans" in the accompanying prospectus. The manager has full and complete power of management of the trust, including the administration and servicing of the assets which are not serviced by the servicer. See "Description of the
Transaction Documents--The Manager" in the accompanying prospectus. The fiscal year end of the trust is June 30.

      On the closing date, the issuer trustee on behalf of the trust will acquire the housing loans. See "Description of the Assets of a Trust--Transfer and Assignment of the Housing Loans" in the accompanying prospectus. The trust will not have any additional equity. The issuer trustee's equitable title to the housing loans and related mortgages will not be perfected unless a perfection of title event has occurred and the issuer trustee has by notice in writing to the originators, the servicer, the manager and the rating agencies declared that a perfection of title event has occurred, unless such rating agency issues a rating affirmation notice to the issuer trustee (with a copy to the manager)
prior to the declaration in respect of the perfection of title event directing the servicer to take action to effect such perfection. See "Description of the
Assets of the Trust--Transfer and Assignment of the Housing Loans" in the
accompanying prospectus.

      The issuer trustee will grant a first ranking floating charge over all of the trust assets in favor of the security trustee. See "Description of the
Transaction Documents--The Security Trust Deed" in the accompanying prospectus.

      The structure of the Medallion program is intended to mitigate insolvency risk. For example, the equitable assignment of the housing loans by an originator to the issuer trustee should ensure that the housing loans are not assets available to the liquidator or creditors of the originator in the event of the insolvency of that originator. Similarly, the assets in a trust should not be available to other creditors of the issuer trustee in its personal capacity or as trustee of any other trust in the event of the insolvency of

                                      S-42

the issuer trustee, see "Legal Aspects of the Housing Loans--Insolvency
Considerations" in the accompanying prospectus.

         Capitalization of the Issuing Entity

      The following table illustrates the debt capitalization of the issuing entity as of the cut-off date, as if the issuance and sale of the notes had taken place on that date:

            Class A-1 notes...........................      US$2,000,000,000
            Class A-2 notes...........................      A$1,000,000,000
            Class A-3 notes...........................      (euro)750,000,000
            Class A-4 notes...........................      A$1,000,000,000
            Class B Notes.............................      A$83,000,000

                                 THE ORIGINATORS

      Commonwealth Bank and Homepath Pty Limited, HOMEPATH, will be the originators for the Medallion Trust Series 2007-1G.

COMMONWEALTH BANK

      See "The Servicer" in this prospectus supplement and "The Issuer Trustee,
Commonwealth Bank of Australia and the Manager-- Originator and
Servicer--Commonwealth Bank of Australia" in the accompanying prospectus.

HOMEPATH

      Homepath Pty Limited, HOMEPATH, was established on March 16, 1998 as a provider of home loans and property related information services via the internet. It is a proprietary company established under the laws of Australia.
Homepath is a wholly owned, but not guaranteed, subsidiary of Commonwealth Bank.
Its registered office is at Level 7, 48 Martin Place, Sydney New South Wales,
Australia.

      Homepath is consolidated with the Commonwealth Bank group in the Annual
Report of the Commonwealth Bank group filed with the Securities and Exchange
Commission on Form 20-F.

      Homepath's overall procedures for originating mortgage loans are described under "Homepath Residential Loan Program" in the accompanying prospectus.

      For a description of Homepath see "Description of the Assets of a Trust -
Homepath Pty Limited" in the accompanying prospectus.

                       THE SPONSOR, MANAGER AND DEPOSITOR

      Securitisation Advisory Services Pty Limited will be the manager of the trust and the sponsor and depositor on the terms set out in the master trust deed and the series supplement. The manager will be entitled to a management fee and an arranging fee on each quarterly payment date.

      Securitisation Advisory Services Pty Limited is a wholly owned subsidiary of Commonwealth Bank. It is a proprietary company established under the laws of
Australia. Its principal business activity is the management of securitization trusts established under Commonwealth Bank's Medallion Program and the management of other securitization programs established by Commonwealth Bank or its clients.

                                      S-43

As of June 30, 2005, Securitisation Advisory Services Pty Limited had total assets of A$15.5 million. Its principal revenue sources are management fees and arrangement fees in connection with securitizations.

      The following table sets forth the aggregate principal amount of publicly offered mortgage backed securities sponsored by Securitisation Advisory Services
Pty Limited under the Medallion Program for the past five years. Securitisation
Advisory Services Pty Limited sponsored approximately A$2.8 billion in initial aggregate principal amount of mortgage-backed securities in the 2001 calendar year. Securitisation Advisory Services Pty Limited sponsored approximately A$5.4 billion in initial aggregate principal amount of mortgage-backed securities in the 2006 calendar year. The percentages shown under "Percentage Change from
Prior Year" represent the ratio of (a) the difference between the current and prior year amounts over (b) the prior year amounts.

CALENDAR YEAR                2001    2002     2003     2004     2005     2006
-------------                ----    ----     ----     ----     ----     ----
Total initial aggregate      2.89    2.51     1.71     3.44     5.99     5.46
principal amount of
mortgage-backed securities
sponsored (A$billion)
Percentage Change from
Prior Year                            -13%     -32%     101%      74%      -9%

      In the current transaction, Securitisation Advisory Services Pty Limited will serve as sponsor and will participate in the structuring of the transaction and the negotiation of transaction documents. It will organize and initiate the transaction by transferring assets to the trust directly (through the initial capital contribution to the trust) and indirectly (through the transfer of the housing loans to the trust by its affiliates, Commonwealth Bank and Homepath).
It will also participate in the selection of the housing loan pool, prepare various reports and negotiate transaction documents. It will calculate all income and expenses allocated to the trust in accordance with the allocation of cashflows described in this prospectus supplement. It will also manage all ongoing reporting requirements of the trust as required by the transaction documents and regulations.

      The manager has obtained an Australian Financial Services License under
Part 7.6 of the Australian Corporations Act 2001 (Australian Financial Services
License No. 241216). The manager's registered office is at Level 7, 48 Martin
Place Sydney NSW 2000.

      Securitisation Advisory Services Pty Limited is the depositor of the
Medallion Trust Series 2007-1G, which Securitisation Advisory Services Pty
Limited formed by settling A$100 with the issuer trustee, as the initial assets of the trust. See "The Issuing Entity" in this prospectus supplement.

      See "The Issuer Trustee, Commonwealth Bank of Australia and the
Manager--The Sponsor, Depositor and Manager" in the accompanying prospectus.

                           DESCRIPTION OF THE TRUSTEES

THE ISSUER TRUSTEE

      Perpetual Trustee Company Limited is the trustee of the trust on the terms set out in the master trust deed and the series supplement. For a description of
Perpetual Trustee Company Limited, see "The Issuer Trustee, Commonwealth Bank of
Australia and the Manager--The Issuer Trustee" in the accompanying prospectus.

      Subject to certain limitations set forth in the accompanying prospectus, the issuer trustee is entitled under the Master Trust Deed to be indemnified out of the assets of the trust for any liability properly incurred by the issuer trustee in performing or exercising any of its powers or duties in relation

                                      S-44

to the trust, see "Description of the Transaction Documents-- The Issuer
Trustee--Limitation of the Issuer Trustee's Liability" and "Description of the
Transaction Documents-- The Issuer Trustee--Rights of Indemnity of Issuer
Trustee" in the accompanying prospectus.

      All costs incurred as a result of the removal or retirement of the issuer trustee must be borne by the outgoing issuer trustee. Subject to this, all costs and expenses of transferring the assets of the trust from the outgoing issuer trustee to the new issuer trustee are to be paid out of the assets of the trust.

      The issuer trustee will be entitled to a quarterly fee.

      Perpetual Trustee Company Limited has 4,000,000 ordinary shares issued with a paid amount of A$1.00 per share and 4,000,000 A$1.00 ordinary shares with a paid amount of A$0.01 per share. The shares are held by Perpetual Limited, a publicly listed company on the Australian Stock Exchange.

      The principal activities of Perpetual Trustee Company Limited are the provision of trustee and other commercial services. Perpetual Trustee Company
Limited is an authorized trustee corporation, and holds an Australian Financial
Services License under Part 7.6 of the Corporations Act 2001 (Australian
Financial Services License No. 236643). The issuer trustee and its related companies provide a range of services including custodial and administrative arrangements to the funds management, superannuation, property, infrastructure and capital markets. The issuer trustee and its related companies are leading trustee companies in Australia with in excess of A$100 billion under administration. The directors of the issuer trustee are as follows:

NAME                          BUSINESS ADDRESS              PRINCIPAL ACTIVITIES
----                          ----------------              --------------------
Phillip Andrew Vernon ....... Level 12, 123 Pitt Street,    Director
                              Sydney NSW 2000

Patrick John Nesbitt ........ Level 12, 123 Pitt Street,    Director
                              Sydney NSW 2000

Ivan Douglas Holyman ........ Level 12, 123 Pitt Street,    Director
                              Sydney NSW 2000

Gerard Damian Doherty ....... Level 12, 123 Pitt Street,    Director
                              Sydney NSW 2000

THE SECURITY TRUSTEE

      P.T. Limited, of Level 12, 123 Pitt Street, Sydney, Australia, a wholly owned subsidiary of Perpetual Trustee Company Limited, is the security trustee for the trust. P.T. Limited is a public company established under the laws of
Australia. Perpetual Trustee Company Limited has appointed P.T. Limited to act as its authorized representative under its Australian Financial Services License
(Authorized Representative Number 266797).

      Upon retirement or removal of the security trustee, the security trustee must transfer all of the property and benefits that the security trustee holds on trust for the secured creditors under the security trust deed and deliver all of the books and records relating to the security trust, to the new security trustee. The property and benefits held on trust by the security trustee includes all of the right, title and interest of the security trustee in connection with the security under the security trust deed, and the proceeds from enforcement of this security. All costs and expenses of transferring these assets of the security trust from the outgoing security trustee to the new security trustee are to be paid out of the assets of the trust. See "Description of the Transaction Documents - The Security Trust Deed" in the accompanying prospectus.

      The principal activities of P.T. Limited are the provision of trustee and other commercial services. P.T. Limited and its related companies provide a range of services including custodial and

                                      S-45

administrative arrangements to the funds management, superannuation, property, infrastructure and capital markets. P.T. Limited and its related companies are leading trustee companies in Australia with in excess of A$100 billion under administration.

      See "Description of the Transaction Documents--The Security Trust Deed" in
the prospectus supplement and in the accompanying prospectus.

THE NOTE TRUSTEE

      The Bank of New York is the note trustee for the Class A-1 notes and the
Class A-3 notes. The corporate trust office of the note trustee responsible for the administration of the note trustee's obligations in relation to the note trust is located at 101 Barclay Street, 4E, New York, New York 10286.

      Upon retirement or removal of the note trustee, the note trustee must transfer all of the property and benefits that the note trustee holds on trust for the offered noteholders and deliver all of the books and records relating to the offered note trust, to the substitute note trustee. The property and benefits held on trust by the note trustee includes all of the note trustee's rights, remedies and powers under the offered note trust deed, the security trust deed and each other transaction document to which the note trustee is a party, the note trustee's right, title and interest as a beneficiary of the security trust and any other property and benefits which the note trustee holds on trust for the Class A-1 noteholders and the Class A-3 noteholders under the offered note trust deed. The note trustee is entitled to a fee payable in arrears on each quarterly payment date. The fee payable to the note trustee will be an expense of the trust and will be paid out of the Available Income Amount.

      The Bank of New York is a New York banking corporation.

      The Bank of New York has been, and currently is, serving as indenture trustee and trustee for numerous securitization transactions and programs involving pools of residential mortgages. The Bank of New York is one of the largest corporate trust providers of trust services on securitization transactions.

      The note trustee may retire at any time on 3 months', or such lesser period as the manager, the issuer trustee and the note trustee agree, notice in writing to the issuer trustee, the manager and the rating agencies, without giving any reason and without being responsible for any liabilities incurred by reason of its retirement provided that the period of notice may not expire within 30 days before a quarterly payment date.

      See "Description of the Offered Notes--The Note Trustee" in the
accompanying prospectus.

                     DESCRIPTION OF THE ASSETS OF THE TRUST

ASSETS OF THE TRUST

      The assets of the trust will include the following:

      o     the pool of housing loans, including all:

            o     principal payments paid or payable on the housing loans at any time from and after the cut-off date; and

            o     interest payments and fees payable on the housing loans before or after the cut-off date (other than the Accrued Interest
                  Adjustment which is to be paid on the first monthly payment date to Commonwealth Bank and Homepath as originators of the housing loans);

                                      S-46

      o     rights under the mortgage insurance policies issued by Genworth
            Financial Mortgage Insurance Pty Limited and the individual property insurance policies covering the mortgaged properties relating to the housing loans;

      o     rights under the mortgages in relation to the housing loans;

      o     rights under collateral securities appearing on the records of
            Commonwealth Bank and Homepath as securing the housing loans (a collateral security in relation to a housing loan is any security interest, guaranty, indemnity or other assurance which secures the repayment or payment of that housing loan and is in addition to the mortgage corresponding to that housing loan);

      o     amounts on deposit in the accounts established in connection with the creation of the trust and the issuance of the notes, including the collections account, and any instruments in which these amounts are invested; and

      o     the issuer trustee's rights under the transaction documents.

USE OF PROCEEDS

      The net proceeds from the sale of the Class A-1 notes, after being exchanged pursuant to the Class A-1 currency swap at the US$ Exchange Rate and the net proceeds from the sale of the Class A-3 Notes after being exchanged pursuant to the Class A-3 currency swap at the Euro Exchange Rate will amount to
A$      and will be used by the issuer trustee, along with the proceeds from the issue of the Class A-2 notes, the Class A-4 notes and the Class B notes, to acquire from the originators equitable title to the housing loans and related securities.

                    DESCRIPTION OF THE POOL OF HOUSING LOANS

GENERAL

      The housing loan pool to be assigned to the issuer trustee on the closing date, the HOUSING LOAN POOL, will be selected on the cut-off date from a larger pool of housing loans originated by Commonwealth Bank and Homepath. From that larger pool of housing loans, a SELECTION HOUSING LOAN POOL has been selected that consists of 31,435 housing loans that have an aggregate principal balance outstanding as of January 19, 2007 of approximately A$5,921,970,432.
Commonwealth Bank and Homepath originated the housing loans in the ordinary course of their businesses.

      Each housing loan will be secured by a registered first ranking mortgage, subject to any statutory charges and any prior charges of a body corporate, service company or equivalent, on properties located in Australia.

FEATURES OF THE HOUSING LOANS

      The housing loans have the following features.

      o     Interest is calculated daily and charged in arrears.

      o     In respect of Commonwealth Bank housing loans, payments can be on a monthly, bi-weekly or weekly basis. Payments are made by borrowers using a number of different methods, including cash payments at branches, cheques, and in most cases, automatic transfer.

                                      S-47

      o     In respect of Homepath housing loans, payments can be on a monthly, bi-weekly or weekly basis. Scheduled repayments can only be made by direct debit to a nominated bank account. Payments in addition to scheduled payments can also be made via electronic funds transfer.

      o     They are governed by the laws of one of the following Australian
            States or Territories:

            o     New South Wales;

            o     Victoria;

            o     Western Australia;

            o     Queensland;

            o     South Australia;

            o     Northern Territory;

            o     the Australian Capital Territory; or

            o     Tasmania.

HOMEPATH HOUSING LOAN FEATURES

      Of the features described in "Commonwealth Bank Residential Loan
Program--Special Features of the Housing Loans" in the accompanying prospectus, at present only those headed "Substitution of Security", "Redraw and Further
Advances", "Early Repayment", and "Interest Only Periods" are available for
Homepath Loans.

DETAILS OF THE HOUSING LOAN POOL

      The information in Appendix A, attached and incorporated by reference to this prospectus supplement, sets forth in tabular format various details relating to the housing loan pool from which the housing loans proposed to be sold to the trust on the closing date will be selected. The information is provided by Commonwealth Bank and Homepath as of the commencement of business on
January 19, 2007. All amounts have been rounded to the nearest Australian dollar. The sum in any column may not equal the total indicated due to rounding.

      Note that these details may not reflect the housing loan pool as of the closing date because an originator may add additional eligible housing loans or remove housing loans.

      The originators will not add or remove any housing loans prior to the closing date if this would result in a change of more than 5% in any of the characteristics of the pool of housing loans described in "Summary--Summary of the Notes" and "The Housing Loan Pool--Selected Housing Loan Pool Data" in this prospectus supplement, unless a revised prospectus supplement is delivered to prospective investors.

STATIC POOL INFORMATION

      Current static pool data with respect to housing loans serviced by
Commonwealth Bank is available on the internet at
http://www.commbank.com.au/securitisation/staticpooldata. Static pool

                                      S-48

information provided on the website for periods before January 1, 2006 is not deemed to be part of this prospectus supplement or the registration statement for the notes.

      As used in the Static Pool Information, a loan is considered to be "30 to
59 days" or "30 or more days" delinquent when a payment due on any due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date. The determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month.

      Commonwealth Bank's procedures in relation to delinquency and foreclosure are described in "The Servicer--Collection and Enforcement Procedures" in the
accompanying prospectus.

      There can be no assurance that the delinquency and foreclosure experience set forth in the Static Pool Information will be representative of the results that may be experienced with respect to the mortgage loans included in the trust.

REPRESENTATIONS, WARRANTIES AND ELIGIBILITY CRITERIA

      Commonwealth Bank will make various representations and warranties to the issuer trustee as of the cut-off date with respect to each housing loan being equitably assigned by each originator to the issuer trustee. For a description of these representations and warranties, see "Description of the Assets of a
Trust--Representations, Warranties and Eligibility Criteria" in the accompanying prospectus.

      For the purposes of the eligibility criteria, the amount outstanding on a housing loan, assuming all due payments have been made by the borrower, will not exceed A$1,000,000.

      The issuer trustee has not investigated nor made any inquiries regarding the accuracy of these representations and warranties and has no obligation to do
so. The issuer trustee is entitled to rely entirely upon the representations and warranties being correct, unless an officer of the issuer trustee involved in the day to day administration of the trust has actual notice to the contrary.

                        DESCRIPTION OF THE OFFERED NOTES

GENERAL

         The issuer trustee will issue the offered notes on the closing date pursuant to a direction from the manager to the issuer trustee to issue the offered notes and the terms of the master trust deed, the series supplement, the note trust deed and the underwriting agreement. The offered notes will be governed by the laws of the Australian Capital Territory, Australia. The following summary, together with the description of the offered notes in the accompanying prospectus, describes the material terms of the offered notes. The summary does not purport to be complete and is subject to the terms and conditions of the offered notes, and to the terms and conditions of the note trust deed and the other transaction documents. The holders of the offered notes are bound by, and deemed to have notice of, all the provisions of the transaction documents. The note trust deed has been duly qualified under the
Trust Indenture Act of 1939 of the United States.

FORM OF THE OFFERED NOTES

BOOK-ENTRY REGISTRATION OF CLASS A-1 NOTES

      The Class A-1 notes will be issued only in book-entry format in minimum denominations of US$100,000 and integral multiples of US$1,000 in excess of that amount. While the Class A-1 notes are in book-entry format, all references to actions by the Class A-1 noteholders will refer to actions taken by DTC, upon instructions from its participating organizations and all references in this prospectus supplement and accompanying prospectus to payments, notices, reports and statements to Class A-1 noteholders will refer to payments, notices, reports and statements to DTC or its nominee, as the

                                      S-49

registered noteholder, for payment to owners of the Class A-1 notes in accordance with DTC's procedures. In addition to DTC, interests in Class A-1 notes may be held in Clearstream, Luxembourg, or Euroclear, in Europe, which in turn hold through DTC, as described in the accompanying prospectus.

      For a description of book-entry registration, see "Description of the
Offered Notes--Form of the Offered Notes--Book-Entry Registration" in the
accompanying prospectus.

DEFINITIVE NOTES

      Offered notes will be issued as definitive offered notes, rather than in book entry form, only if one of the events described in the accompanying prospectus under "Description of the Offered Notes--Definitive Offered Notes"
occurs.

US DOLLAR NOTE REGISTRAR

      The Bank of New York is the initial note registrar, in respect of the
Class A-1 notes, and its initial specified offices are located at 101 Barclay
Street, 4E, New York, New York, 10286 and c/o The Bank of New York, London
Branch, 48th Floor, One Canada Square, London E14 5AL, U.K.

OFFICES, CHARGES AND DUTIES OF NOTE REGISTRAR

      The note registrar must at all times have specified offices in New York.
The note registrar will not impose a service charge for any registration of transfer or exchange, but may require payment of an amount sufficient to cover any tax or other governmental charge. The note registrar will not be required to register the transfer or exchange of offered notes within the thirty days preceding a quarterly payment date or within a period, not exceeding thirty days, specified by the note trustee prior to any meeting which includes holders of offered notes under the master trust deed or the security trust deed.

PAYMENTS ON THE NOTES

      Collections in respect of interest and principal will be received during each monthly collection period. Collections include the following:

      o     payments of interest, principal, fees and other amounts under the housing loans, excluding any insurance premiums and related charges payable to Commonwealth Bank or Homepath;

      o     proceeds from the enforcement of the housing loans and mortgages and other securities relating to those housing loans;

      o     amounts received under mortgage insurance policies;

      o     amounts received from Commonwealth Bank or Homepath for breaches of representations or undertakings; and

      o     interest on amounts in the collections account, other than certain excluded amounts, and income received on Authorized Short-Term
            Investments of the trust, other than certain excluded amounts.

      The issuer trustee will make its payments on a monthly and quarterly basis on each monthly or quarterly payment date as applicable, including payments to noteholders and any redraw bondholders, from collections received during the preceding collection period and from amounts received under Support Facilities on or prior to the payment date and from accrued amounts retained as carryover amounts within the collections account or invested in Authorized Short-Term
Investments. Certain amounts received by the issuer trustee are not paid on a monthly payment date or a quarterly payment

                                      S-50

date. These amounts include cash collateral lodged with the issuer trustee by a
Support Facility provider or Commonwealth Bank and interest on that cash collateral.

         See "Description of the Transaction Documents - Collections Account and
Authorized Short-Term Investments" in the accompanying prospectus for a description of dealings with the collections account.

KEY DATES AND PERIODS

      The following are the relevant dates and periods for the allocation of cashflows and their payments:

ACCRUAL PERIOD ......................................    In relation to the Class A-1 notes, the Class A-3 notes, the
                                                         Class B notes and the redraw bonds, means each quarterly period commencing on and including a quarterly payment date and ending on but excluding the next quarterly payment date, and in
                                                         relation to the Class A-2 notes and the Class A-4 notes, each monthly period commencing on, and including a monthly payment date and ending on but excluding the next monthly payment date.
                                                         However, the first and last Accrual Periods are as follows:

                                                             o   first: the period from and including the closing date
                                                                 to but excluding the first monthly payment date or
                                                                 quarterly payment date (as applicable); and

                                                             o   last: the period from and including the monthly payment
                                                                 date or quarterly payment date (as applicable)
                                                                 immediately preceding the date upon which the relevant
                                                                 notes or bonds are redeemed to but excluding the date
                                                                 upon which the relevant notes or bonds are redeemed.

COLLECTION PERIOD ...................................    With respect to each determination date, means the period
                                                         commencing on and including the previous determination date and ending on but excluding that determination date. However, the first collection period is the period from and including the cut-off date to but excluding the first determination date.

DETERMINATION DATE ..................................    The first day of each calendar month in which a monthly payment date occurs. The first determination date is March 1, 2007.

MONTHLY PAYMENT DATE ................................    In relation to the Class A-2 notes and the Class A-4 notes, means the 27th day of each calendar month, or if the 27th day is not a Business Day, the next Business Day. The first monthly payment date is March 27, 2007.

QUARTERLY PAYMENT DATE ..............................    In relation to the Class A-1 notes, the Class A-3 notes, the
                                                         Class B Notes and the redraw bonds, means the 27th Day of each
                                                         February, May, August and November or, if the 27th day is not a
                                                         Business Day, then the next Business Day. The first quarterly payment date is May 27, 2007.

                                      S-51

EXAMPLE CALENDAR

      The following example calendar for a quarter assumes that all relevant days are Business Days:

      MONTHLY COLLECTION PERIOD:                             May 1 - May 31
      DETERMINATION DATE:                                    June 1
      MONTHLY ACCRUAL PERIOD:                                May 27 - June 26
      MONTHLY PAYMENT DATE:                                  June 27

      MONTHLY COLLECTION PERIOD:                             June 1 - June 30
      DETERMINATION DATE:                                    July 1
      MONTHLY ACCRUAL PERIOD:                                June 27 - July 26
      MONTHLY PAYMENT DATE:                                  July 27

      MONTHLY COLLECTION PERIOD:                             July 1 - July 31
      DETERMINATION DATE:                                    August 1
      MONTHLY ACCRUAL PERIOD:                                July 27 - August 26
      QUARTERLY ACCRUAL PERIOD:                              May 27 - August 26
      MONTHLY PAYMENT DATE AND QUARTERLY PAYMENT DATE:       August 27

CALCULATION OF AVAILABLE INCOME AMOUNT

      Payments of interest, fees and amounts otherwise of an income nature, including payments of interest on the notes and any redraw bonds, are made from the Available Income Amount.

      The AVAILABLE INCOME AMOUNT for a determination date and the following monthly or quarterly payment date means the aggregate of:

      o     the FINANCE CHARGE COLLECTIONS for the preceding collection period which are the following amounts received by or on behalf of the issuer trustee during that collection period:

            o     all amounts received in respect of interest, fees, government charges and other amounts due under the housing loans but not including principal and any insurance premiums and related charges payable to Commonwealth Bank or Homepath;

            o     all amounts of interest in respect of the housing loans to the extent that the obligation to pay is discharged by a right of set-off or right to combine accounts; and

            o     break costs, but only to the extent that these are not paid to the fixed rate swap provider under the fixed rate swaps;

      o     the MORTGAGE INSURANCE INCOME PROCEEDS for that determination date.
            These are amounts received by the issuer trustee under a mortgage insurance policy which the manager determines should be accounted for on that determination date in respect of a loss of interest, fees, charges and certain property protection and enforcement expenses on a housing loan;

      o     OTHER INCOME for that collection period which means:

            o     certain damages or equivalent, including amounts paid by
                  Commonwealth Bank in respect of breaches of representations or warranties in relation to the housing loans, in respect of interest or fees on the housing loans received from the
                  servicer, Commonwealth Bank or Homepath during the collection period;

                                      S-52

            o     other damages received by the issuer trustee during the
                  collection period from the servicer, Commonwealth Bank or
                  Homepath or any other person and allocated by the manager as
                  Other Income;

            o     amounts received upon a sale of the housing loans in respect of interest or fees if the trust terminates as described under
                  "Description of the Offered Notes--Termination of a Trust" in
                  the accompanying prospectus;

            o     interest, if any, on the collections account, other than
                  interest in respect of cash collateral lodged by a Support
                  Facility provider in the collections account, and amounts, if any, paid by the servicer representing interest on collections retained by the servicer for longer than 5 Business Days after receipt;

            o     income earned on Authorized Short-Term Investments received during the collection period other than interest in respect of cash collateral lodged by a Support Facility provider in an account other than the collections account;

            o     certain tax credits received by the issuer trustee during the collection period; and

            o     other receipts in the nature of income, as determined by the manager, received during the collection period;

            o     the Income Carryover Amount from the preceding monthly payment date, which is not a quarterly payment date, to provide for the payment of expenses on the next monthly payment date;

            o     any advance under the liquidity facility due to be made on that monthly payment date in order to meet a gross income
                  shortfall;

            o     any principal draws due to be made on that monthly payment date in order to meet a net income shortfall; and

            o     any other amounts received from a Support Facility provider on or prior to that monthly payment date which the manager
                  determines should be included in the Available Income Amount.

      Based upon the margins payable by Commonwealth Bank on the basis swaps and the fixed rate swaps, and assuming that payments are made when due under the housing loans, it is expected that there will be sufficient Available Income
Amount to cover all the known obligations of the trust on each monthly payment date and quarterly payment date, including interest on the notes.

LIQUIDITY FACILITY ADVANCE

      If the manager determines on any determination date that there is a gross income shortfall, the manager must direct the issuer trustee to make a drawing under the liquidity facility in an amount equal to the lesser of the amount of the gross income shortfall and the unutilized portion of the liquidity limit, if any.

      A gross income shortfall is the amount by which the payments to be made from the Available Income Amount, (excluding on a monthly payment date, which is not also a quarterly payment date reimbursement of principal draws the Income
Carryover Amount and, on a quarterly payment date,

                                      S-53

excluding reimbursement of principal draws and principal charge-offs, payment of the manager's arranging fee and payment to the income unitholder), exceeds the aggregate of the Finance Charge Collections, the Mortgage Insurance Income
Proceeds, Other Income and Income Carryover Amount in relation to that determination date.

PRINCIPAL DRAW

      If the manager determines on any determination date that there is a net income shortfall, the manager must direct the issuer trustee to apply a portion of the Available Principal Amount, to the extent that funds are available as discussed in "Payment of the Available Principal Amount" below to cover such net income shortfall in an amount equal to the lesser of the net income shortfall and the funds from Available Principal Amount for this purpose.

      A net income shortfall is the amount by which the drawing, if any, available to be made under the liquidity facility on the immediately following monthly payment date is insufficient to meet the gross income shortfall.

      Any application of the Available Principal Amount to cover a net income shortfall, a PRINCIPAL DRAW, will be reimbursed out of any Available Income
Amount available for this purpose on subsequent quarterly payment dates as described in "Payment of the Available Income Amount" below.

PAYMENT OF THE AVAILABLE INCOME AMOUNT ON A MONTHLY PAYMENT DATE (WHICH IS NOT
ALSO A QUARTERLY PAYMENT DATE)

      Subject to the following, on each monthly payment date which is not also a quarterly payment date, the Available Income Amount for that monthly payment date is allocated in the following order of priority:

      o     first, to payment of any taxes in relation to the trust including government charges paid by the servicer for the issuer trustee;

      o     second, rateably towards payment of any amounts due to an interest rate swap provider under an interest rate swap agreement, including payments under the fixed rate swap and the basis swap, but not including certain amounts received by the issuer trustee in connection with the liquidation of a housing loan;

      o     third, while the Class A-1 and Class A-3 currency swaps remain in place for the Class A-1 notes and Class A-3 notes respectively, and provided that the aggregate of any available income amount and unutilized amounts available under the liquidity facility will be sufficient to cover the accrued entitlement under the Class A-1 and
            Class A-3 currency swaps, in payment rateably amongst the Class A-2 notes and the Class A-4 notes of the aggregate of the interest in relation to the Class A-2 notes and the Class A-4 notes for the monthly Accrual Period ending immediately prior to that monthly payment date and any unpaid interest in relation to the Class A-2 notes and the Class A-4 notes from prior monthly payment dates and interest on any unpaid interest.

      o     fourth, to reimburse any unreimbursed principal draws as an allocation to the Available Principal Amount on that monthly payment date; and

      o     fifth, any remaining Available Income Amount to be retained in the collections account or invested in Authorized Short-Term Investments as the INCOME CARRYOVER AMOUNT in the following collection period.

                                      S-54

      The issuer trustee shall only make a payment under the bullet points above to the extent that any Available Income Amount remains from which to make the payment after amounts with priority to that payment have been paid or provided for in the collections account; provided that the issuer trustee must not make any payment under bullet points three, four or five above if the manager determines that the issuer trustee would have insufficient funds after making such payments to pay the A$ Class A-1 Floating Amounts and the A$ Class A-3
Floating Amounts (and any unpaid interest on such amounts) owed by the issuer trustee to the currency swap providers under the Class A-1 currency swap and the
Class A-3 currency swap on the following quarterly payment date.

      On the first monthly payment date, prior to any allocation or payment described above, the issuer trustee will first apply the Available Income Amount to pay to each of Commonwealth Bank and Homepath its Accrued Interest
Adjustment.

PAYMENT OF THE AVAILABLE INCOME AMOUNT ON A QUARTERLY PAYMENT DATE

      On each quarterly payment date, the Available Income Amount for that quarterly payment date is allocated in the following order of priority:

      o     first, at the manager's discretion, in or towards payment of $1 to the income unitholder to be dealt with, and held by, the income unitholder absolutely;

      o     second, to payment of any taxes in relation to the Series Trust including government charges paid by the servicer for the issuer trustee;

      o     third, payment to the manager of the quarterly management fee;

      o     fourth, payment of the servicer's quarterly fee;

      o     fifth, payment of the quarterly commitment fee payable under the liquidity facility;

      o     sixth, pari passu and rateably towards any net amounts payable to the interest rate swap provider under an interest rate swap agreement due on that quarterly payment date and interest payable on the liquidity facility on that quarterly payment date plus any interest on the liquidity facility remaining unpaid from prior quarterly payment dates;

      o     seventh, to pay or make provision for all expenses of the trust, in respect of or due in the quarterly Accrual Period ending immediately prior to that quarterly payment date, except those described above or below;

      o     eighth, repayment of any outstanding liquidity facility advance made on or prior to the previous quarterly payment date;

      o     ninth, while currency swaps remain in place for the offered notes and the Class A-3 notes and payments are being made under them by the issuer trustee and provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class
            A-1 currency swap and the Class A-3 currency swap on that quarterly payment date, rateably as follows:

            o     payment to the currency swap provider under the Class A-1
                  currency swap of the A$ Class A-1 Floating Amount in relation to that quarterly payment date and any unpaid A$ Class A-1
                  Floating Amounts from prior quarterly payment dates and
                  interest on those

                                      S-55

                  unpaid amounts in return for which the currency swap provider will pay the principal paying agent for payment to the
                  noteholders of the Class A-1 notes as described in "The
                  Currency Swap--Interest Payments" below;

            o     payment of interest in relation to the Class A-2 notes for the monthly Accrual Period ending immediately prior to that
                  quarterly payment date, and any unpaid interest in relation to the Class A-2 notes from prior monthly payment dates and
                  interest on that unpaid interest;

            o     payment to the currency swap provider under the Class A-3
                  currency swap of the A$ Class A-3 Floating Amount in relation to that quarterly payment date and any unpaid A$ Class A-3
                  Floating Amounts from prior quarterly payment dates and
                  interest on those unpaid amounts in return for which the
                  currency swap provider will pay the principal paying agent for payment to the noteholders of the Class A-3 notes as described in "The Currency Swap--Interest Payments" below;

            o     payment of interest in relation to the Class A-4 notes for the monthly Accrual Period ending immediately prior to that
                  quarterly payment date, and any unpaid interest in relation to the Class A-4 notes from prior monthly payment dates and
                  interest on that unpaid interest; and

            o     payment of interest in relation to the redraw bonds for the quarterly Accrual Period ending immediately prior to that
                  quarterly payment date and any unpaid interest in relation to the redraw bonds from prior quarterly payment dates and
                  interest on that unpaid interest;

      o     tenth, payment of the issuer trustee's quarterly fee;

      o     eleventh, payment of the security trustee's quarterly fee;

      o     twelfth, while the currency swaps remain in place for the offered notes and the Class A-3 notes and payments are being made under them by the issuer trustee, payment of interest in relation to the Class
            B notes for the quarterly Accrual Period ending immediately prior to that quarterly payment date, including unpaid interest in relation to the Class B notes from prior quarterly payment dates and interest on any unpaid interest;

      o     thirteenth, while the currency swaps remain in place for the offered notes and the Class A-3 notes and payments are being made under them by the issuer trustee, to reimburse any unreimbursed principal draws as an allocation to the Available Principal Amount on that quarterly payment date;

      o     fourteenth, while the currency swaps remain in place for the offered notes and the Class A-3 notes and payments are being made under them by the issuer trustee, to reimburse any principal charge-offs for the determination date falling in the same month as the quarterly payment date as an allocation to the Available Principal Amount on that quarterly payment date;

      o     fifteenth, while the currency swaps remain in place for the offered notes and Class A-3 notes and payments are being made under them by the issuer trustee, payment to the manager of the quarterly arranging fee and any unpaid arranging fee from prior quarterly payment dates; and

                                      S-56

      o     sixteenth, while the currency swaps remain in place for offered notes and Class A-3 notes and payments are being made under them by the issuer trustee, payment of the balance of the Available Income
            Amount to the income unitholder.

      The issuer trustee shall only make a payment under the bullet points above to the extent that any Available Income Amount remains from which to make the payment after amounts with priority to that payment have been paid or provided for in the collections account provided that the issuer trustee must not make any payment under bullet points nine to sixteen (inclusive) above on the relevant quarterly payment date if the manager determines that the issuer trustee would have insufficient funds after making such payments to pay the A$
Class A-1 Floating Amounts and the A$ Class A-3 Floating Amounts (and any unpaid interest on such amounts) and payments of principal on the offered notes and the
Class A-3 notes owed by the issuer trustee to the currency swap providers under the Class A-1 currency swap and the Class A-3 currency swap on that quarterly payment date.

FEES AND EXPENSES PAID IN PRIORITY TO OFFERED NOTES

      The following table sets forth all fees and expenses that are payable out of cash flows from the housing loans relating to the trust that are payable prior to payments of interest and principal to the holders of the offered notes.

DESCRIPTION                 AMOUNT
-----------                 ------
Servicing Fee.............. 0.25% of pool balance (based on pool balance at the start of the month/quarter)
Management Fee............. 0.03% of pool balance (based on pool balance at the start of the month/quarter)
Note Trustee Fee........... US$4,000 establishment fee and US$13,500 annual fee

INTEREST ON THE NOTES

CALCULATION OF INTEREST PAYABLE ON THE NOTES

      The period that any notes or redraw bonds accrue interest is divided into monthly Accrual Periods (for Class A-2 notes and Class A-4 notes) and quarterly
Accrual Periods (for Class A-1 notes, Class A-3 notes, Class B notes and redraw bonds). The first Accrual Period in respect of the notes commences on and includes the closing date, and in the case of a redraw bond its issue date, and ends on but excludes the first monthly payment date or quarterly payment date
(as appropriate). Each subsequent Accrual Period commences on and includes a monthly payment date or quarterly payment date (as appropriate) and ends on but excludes the following monthly payment date or quarterly payment date (as appropriate).

      The final quarterly Accrual Period for the offered notes will end on, but exclude, the earlier of:

      o     the date upon which the Stated Amount of the offered notes is reduced to zero and all accrued but previously unpaid interest is paid in full; and

      o     the date upon which the offered notes are redeemed, unless upon presentation payment is improperly withheld in which case interest will continue to accrue until the earlier of the day on which the noteholder receives all sums due in respect of the offered note or the seventh day after notice is given to the noteholder that, where this is required, upon presentation of the offered note such payment will be made, provided that payment is in fact made; and

      o     the date upon which the offered notes are deemed to be redeemed and repaid in full.

                                      S-57

      Up to, but excluding, the first payment date after the payment date on which the total principal outstanding on the housing loans is less than 10% of the total principal outstanding on the housing loans at the commencement of
business on            , the STEP-UP DATE

      o     the interest rate for the Class A-1 notes for each quarterly Accrual
            Period will be equal to LIBOR for that quarterly Accrual Period plus
                %. If the issuer trustee has not redeemed or attempted to redeem all of the notes and redraw bonds by the Step-Up Date, then subject to the following, the interest rate for the Class A-1 notes for each quarterly Accrual Period commencing on or after that date will be
            equal to LIBOR for that quarterly Accrual Period plus      %;

      o     the interest rate for the Class A-2 notes for each monthly Accrual
            Period will be equal to the Bank Bill Rate for that monthly Accrual
            Period plus     %. If the issuer trustee has not redeemed or
            attempted to redeem all of the notes and redraw bonds by the Step-Up
            Date, then subject to the following, the interest rate for the Class
            A-2 notes for each monthly Accrual Period commencing on or after that date will be equal to the Bank Bill Rate for that monthly
            Accrual Period plus      %;

      o     the interest rate for the Class A-3 notes for each quarterly Accrual
            Period will be equal to EURIBOR for that quarterly Accrual Period
            plus     %. If the issuer trustee has not redeemed or attempted to
            redeem all of the notes and redraw bonds by the Step-Up Date, then subject to the following, the interest rate for the Class A-3 notes for each quarterly Accrual Period commencing on or after that date will be equal to EURIBOR for that quarterly Accrual Period plus
            %; and

      o     the interest rate for the Class A-4 notes for each monthly Accrual
            Period will be equal to the Bank Bill Rate for that monthly Accrual
            Period plus     %. If the issuer trustee has not redeemed or
            attempted to redeem all of the notes and redraw bonds by the Step-Up
            Date, then subject to the following, the interest rate for the Class
            A-4 notes for each monthly Accrual Period commencing on or after that date will be equal to the Bank Bill Rate for that monthly
            Accrual Period plus     %.

      If the issuer trustee, at the direction of the manager, proposes to exercise its option to redeem the notes and any redraw bonds on a payment date on or after the date on which the total principal outstanding on the housing loans is less than 10% of the total principal outstanding on the housing loans
at the commencement of business on            at their Stated Amount rather than
their Invested Amount, as described in "Optional Redemption of the Notes" below, but is unable to do so because, following a meeting of noteholders and redraw bondholders convened under the provisions of the security trust deed by the manager for this purpose, the noteholders and redraw bondholders have not approved by an Extraordinary Resolution the redemption of the notes and redraw bonds at their Stated Amounts, then:

      o     the interest rate for the Class A-1 notes for each quarterly Accrual
            Period commencing on or after that quarterly payment date will be
            equal to LIBOR for that Accrual Period plus       %;

      o     the interest rate for the Class A-2 notes for each monthly Accrual
            Period commencing on or after that monthly payment date will be equal to the Bank Bill Rate for that monthly Accrual Period plus
            %;

                                      S-58

      o     the interest rate for the Class A-3 notes for each quarterly Accrual
            Period commencing on or after that quarterly payment date will be
            equal to EURIBOR for that quarterly Accrual Period plus      %; and

      o     the interest rate for the Class A-4 notes for each monthly Accrual
            Period commencing on or after that quarterly payment date will be equal to the Bank Bill Rate for that monthly Accrual Period plus
            %.

      The interest rate for the Class B notes for each quarterly Accrual Period will be equal to the Bank Bill Rate for that quarterly Accrual Period plus the margin applicable to those notes. If redraw bonds are issued the interest rate applicable to them will be equal to the Bank Bill Rate plus a margin determined at the time of their issue. The interest rates for the Class B notes and the redraw bonds, if any, for each monthly or quarterly Accrual Period (as applicable) are calculated by the manager.

      With respect to any monthly payment date or quarterly payment date (as appropriate), interest on a note or any redraw bond will be calculated as the product of:

      o     the Invested Amount of that note or redraw bond as at the close of business on the first day of that monthly or quarterly Accrual
            Period (as appropriate), after giving effect to any payments of principal made with respect to such note or redraw bond on such day;

      o     the interest rate for such note or redraw bond for that monthly or quarterly Accrual Period (as appropriate); and

      o     a fraction, the numerator of which is the actual number of days in the monthly or quarterly Accrual Period (as appropriate), and the denominator of which is 360 days for the offered notes and Class A-3 notes, or 365 days for the Class A-2 notes, the Class A-4 notes,
            Class B notes and any redraw bonds.

      Interest will accrue on any unpaid interest in relation to a note or redraw bond at the interest rate that applies from time to time to that note or redraw bond until that unpaid interest is paid.

CALCULATION OF LIBOR

      On the second business day in London and New York City (other than a
Saturday, a Sunday or a public holiday in London and New York City) before the beginning of each quarterly Accrual Period, the agent bank will determine LIBOR for the next quarterly Accrual Period.

CALCULATION OF EURIBOR

      On the second TARGET Settlement Day before the beginning of each quarterly
Accrual Period, the agent bank will determine EURIBOR for the next quarterly
Accrual Period.

DETERMINATION OF THE AVAILABLE PRINCIPAL AMOUNT

      Payments of principal, including repayment of principal on the notes and the redraw bonds, are made from the Available Principal Amount. The AVAILABLE
PRINCIPAL AMOUNT for a determination date and the following monthly or quarterly payment date means the aggregate of:

      o     the PRINCIPAL COLLECTIONS for the preceding collection period which are all amounts received during the collection period in respect of principal on the housing loans, except the Other Principal Amounts described below, and includes principal to the extent that an obligation to

                                      S-59

            pay principal on a housing loan is discharged by a right of set-off or right to combine accounts;

      o     the MORTGAGE INSURANCE PRINCIPAL PROCEEDS for the determination date which are all amounts received by the issuer trustee under a mortgage insurance policy which the manager determines should be accounted for in respect of a loss of principal and certain property restoration expenses on a housing loan;

      o     OTHER PRINCIPAL AMOUNTS which are amounts received in respect of principal on the housing loans including:

            o     proceeds of the liquidation of a housing loan following
                  enforcement, other than amounts included in Finance Charge
                  Collections, received during the collection period;

            o     principal prepayments under the housing loans received during the collection period;

            o     certain damages or equivalent, including amounts paid by
                  Commonwealth Bank in respect of breaches of representations or warranties in relation to the housing loans, in respect of principal received from the servicer or Commonwealth Bank or
                  Homepath as an originator during the collection period;

            o     other damages received by the issuer trustee during the
                  collection period from the servicer, an originator or any
                  other person and allocated by the manager as Other Principal
                  Amounts;

            o     amounts received upon a sale of the housing loans in respect of principal if the trust terminates as described under
                  "Description of the Offered Notes--Termination of a Trust" in
                  the accompanying prospectus;

            o     in relation to the first determination date, the amount, if any, by which subscription proceeds of the notes exceed the aggregate of the principal outstanding on the housing loans as at the cut-off date;

            o     any amount rounded down on payments of principal on the
                  previous monthly payment date; and

            o     any other receipts in the nature of principal as determined by the manager which have been received by the determination
                  date;

      o     PRINCIPAL CHARGE-OFF REIMBURSEMENT which is the amount of the
            Available Income Amount for the determination date available to be applied towards unreimbursed principal charge-offs;

      o     PRINCIPAL DRAW REIMBURSEMENT which is the amount of the Available
            Income Amount for the determination date available to be applied towards unreimbursed principal draws; and

      o     REDRAW BOND AMOUNT which is the total subscription proceeds of the redraw bonds issued on the determination date or during the collection period, but after the immediately preceding determination date.

                                      S-60

      In addition, the Available Principal Amount will be reduced on any monthly payment date by the amount of any Principal Draw on that payment date allocated to Available Income Amount, the PRINCIPAL DRAW REIMBURSEMENT,
      available to be applied towards reimbursing unreimbursed Principal Draws.

PAYMENT OF THE AVAILABLE PRINCIPAL AMOUNT ON EACH MONTHLY PAYMENT DATE (WHICH IS
NOT ALSO A QUARTERLY PAYMENT DATE)

      On each monthly payment date which is not also a quarterly payment date, the Available Principal Amount for that monthly payment date is allocated in the following order of priority:

      o     first, repayment to Commonwealth Bank and Homepath of any redraws and further advances under the housing loans, other than further advances which cause the related housing loan to be removed from the trust, made during or prior to the collection period then ended and which are then outstanding;

      o     second, to be applied as a Principal Draw in relation to the immediately preceding determination date and allocated to the
            Available Income Amount to meet any net income shortfall;

      o     third, in the following order of priority:

            o     first, to retain the balance, or the aggregate Adjusted Stated
                  Amounts of the outstanding redraw bonds as at that
                  determination date (if any), whichever is the lesser amount, in the collections account or invest such amount in Authorized
                  Short-Term Investments as part of the Redraw Bond Principal
                  Carryover Amount;

            o     second, amongst the Class A-1 notes, Class A-2 notes and Class
                  A-3 notes in the allocation described below under the heading
                  "Allocation of Principal to the Notes":

                  o     while the currency swap remains in place for the Class
                        A-1 notes and payments are being made under it by the
                        issuer trustee, to retain such amount in the collections
                        account or invest such amount in Authorized Short-Term
                        Investments as part of the Class A-1 Principal Carryover
                        Amount;

                  o     amongst the Class A-2 notes in respect of principal
                        repayments on the Class A-2 notes; and

                  o     while the currency swap remains in place for the Class
                        A-3 notes and payments are being made under it by the
                        issuer trustee, to retain such amount in the collections
                        account or invest such amount in Authorized Short-Term
                        Investments as part of the Class A-3 Principal Carryover
                        Amount,

                        until the Stated Amounts of the Class A-1 notes, Class
                        A-2 notes and Class A-3 notes have been reduced to zero
                        (or would be reduced to zero if the Class A-1 Principal
                        Carryover Amount and the Class A-3 Principal Carryover
                        Amount was applied to reduce the Stated Amounts of the
                        Class A-1 notes and the Class A-3 notes, respectively,
                        on that Monthly Payment Date);

            o     fourth, once the Stated Amounts of the Class A-1 notes, Class
                  A-2 notes and Class A-3 notes have been reduced to zero (or would be reduced to zero in accordance with the

                                      S-61

                  preceding paragraph), any amount allocated to the Class A
                  notes under the heading "Allocation of Principal to the
                  Notes", amongst the Class A-4 notes in respect of principal repayments on the Class A-4 notes until the Stated Amount of the Class A-4 notes is reduced to zero;

            o     fifth, retain the balance up to the amount described under the heading "Allocation of Principal to the Notes" in the
                  collections account or invest such amount in Authorized
                  Short-Term Investments as part of the Class B Principal
                  Carryover Amount; and

            o     sixth, while the currency swaps remain in place for the
                  offered notes and Class A-3 notes and payments are being made under them by the issuer trustee, firstly to the Class A
                  Capital unitholder up to a maximum aggregate amount of A$1,000 for all such payments and secondly to the Class B Capital
                  unitholder.

The issuer trustee shall only make a payment under the bullet points above to the extent that any Available Principal Amount remains from which to make the payment after amounts with priority to that payment have been paid provided that the issuer trustee must not make any payment under bullet points three, four or five above on a quarterly payment date if the manager determines that the issuer trustee would have insufficient funds after making such payments to pay all amounts owed by the issuer trustee to the currency swap providers under the
Class A-1 currency swap and the Class A-3 currency swap on the following quarterly payment date.

PAYMENT OF THE AVAILABLE PRINCIPAL AMOUNT ON EACH QUARTERLY PAYMENT DATE

      On each quarterly payment date, the Available Principal Amount for that quarterly payment date is allocated in the following order of priority:

      o     first, repayment to Commonwealth Bank and Homepath of any redraws and further advances under the housing loans, other than further advances which cause the related housing loan to be removed from the trust, made during or prior to the collection period then ended and which are then outstanding;

      o     second, to be applied as a Principal Draw in relation to the immediately preceding determination date and allocated to the
            Available Income Amount to meet any net income shortfall;

      o     third, equally amongst the redraw bonds in order of their issue, an amount equal to the lesser of the remaining Available Principal
            Amount and the aggregate Adjusted Stated Amounts, together with the
            Redraw Bond Principal Carryover Amount, until their stated amounts are reduced to zero;

      o     fourth, the balance amongst the Class A-1 notes, Class A-2 notes and
            Class A-3 notes in the allocation described below under the heading
            "Allocation of Principal to the Notes":

            o     while the currency swap remains in place for the Class A-1 notes and payments are being made under it by the issuer
                  trustee, to the currency swap provider under the Class A-1 currency swap, together with the Class A-1 Principal Carryover
                  Amount, in respect of principal repayments on the Class A-1 notes on that quarterly payment date;

            o     amongst the Class A-2 notes in respect of principal repayments on the Class A-2 notes; and

                                      S-62

            o     while the currency swap remains in place for the Class A-3 notes and payments are being made under it by the issuer
                  trustee, to the currency swap provider under the Class A-3 currency swap, together with the Class A-3 Principal Carryover
                  Amount, in respect of principal repayments on the Class A-3 notes on that quarterly payment date;

      until the Stated Amounts of the Class A-1 notes, Class A-2 notes and Class
      A-3 notes are reduced to zero;

      o     fifth, once the Stated Amounts of the Class A-1 notes, Class A-2 notes and Class A-3 notes are reduced to zero in accordance with the preceding paragraph, any amount allocated to the Class A notes under the heading "Allocation of Principal to the Notes", to the class A-4 notes until the Stated Amount of the Class A-4 notes is reduced to zero;

      o     sixth, the balance up to the amount described below under the heading "Allocation of Principal to the Notes", together with the
            Class B Principal Carryover Amount, amongst the Class B notes in respect of principal repayments on the Class B notes; and

      o     seventh, the balance, while the currency swaps remain in place for the offered notes and the Class A-3 notes and payments are being made under them by the issuer trustee, firstly to the Class A
            Capital unitholder (up to a maximum aggregate amount of A$1,000 for all such payments) and secondly to the Class B Capital unitholder.

      The issuer trustee shall only make a payment as above to the extent that any Available Principal Amount remains from which to make the payment after amounts with priority to that payment have been paid provided that the issuer trustee must not make any payment under bullet points four, five, six and seven above on a quarterly payment date if the manager determines that the issuer trustee would have insufficient funds after making such payments to pay all amounts owed by the issuer trustee to the currency swap providers under the
Class A-1 currency swap and the Class A-3 currency swap on that quarterly payment date.

ALLOCATION OF PRINCIPAL TO THE NOTES

      That part of the Available Principal Amount which is available on a monthly payment date for repayment (or, in the case of the Class A-1 notes,
Class A-3 notes and Class B notes, to be retained in the collections account or invested in Authorized Short-Term Investments, on account of repayment, if that monthly payment date is not also a quarterly payment date) of the Stated Amount of the Class A notes, Class B notes and redraw bonds is applied as follows.

      The amount available for repayment of the Stated Amount of the notes is divided into the NET SCHEDULED PRINCIPAL AMOUNT and the NET UNSCHEDULED
PRINCIPAL AMOUNT.

      The Net Scheduled Principal Amount is the amount remaining after deducting the Net Unscheduled Principal Deductions from the Principal Collections. The Net
Unscheduled Principal Deductions are the aggregate of the outstanding Seller
Advances on the relevant determination date, the amount of principal to be repaid on the redraw bonds on the relevant quarterly payment date and the
Principal Draw for that determination date, less the Gross Unscheduled Principal
Amount for the determination date. The Gross Unscheduled Principal Amount is the aggregate of the Other Principal Amounts, the Principal Charge-Off Reimbursement
and the Redraw Bond Amount for the determination date.

      The Net Unscheduled Principal Amount is the Gross Unscheduled Principal
Amount less the Seller Advance outstanding on the relevant determination date, the amount of principal to be repaid on the

                                      S-63

redraw bonds on the relevant quarterly payment date and the Principal Draw (if any) on the determination date.

      The Net Scheduled Principal Amount and the Net Unscheduled Principal
Amount are further divided into the Class A Scheduled Principal Amount, the
Class B Scheduled Principal Amount, the Class A Unscheduled Principal Amount and
the Class B Unscheduled Principal Amount respectively based on the percentage of the Adjusted Stated Amounts (or their A$ equivalent converted at the relevant
US$ Exchange Rate or Euro Exchange Rate) of Class A notes to Class B notes.

      While the Stepdown Conditions are not satisfied, the amount to be applied to repayment of the Class A Notes is:

      CASPA + CAUPA + CBSPA + CBUPA

      While the Stepdown Conditions are satisfied, the amount to be applied to repayment of the Class A Notes is:

      CASPA + CAUPA + (SP x CBUPA)

      where:

      o     CASPA is the Class A Scheduled Principal Amount;

      o     CAUPA is the Class A Unscheduled Principal Amount;

      o     SP is the Stepdown Percentage;

      o     CBUPA is the Class B Unscheduled Principal Amount; and

      o     CBSPA is the Class B Scheduled Principal Amount.

      The effect of the above calculation is that while the Stepdown Conditions are not satisfied, Class A noteholders are allocated their proportional share of the Class A Scheduled Principal Amount and the Class A Unscheduled Principal
Amount, and are also allocated the Class B noteholders' proportional share of the Class B Scheduled Principal Amount and the Class B Unscheduled Principal
Amount. If the Stepdown Conditions are satisfied, the Class A noteholders are allocated their proportional share of the Class A Scheduled Principal Amount and the Class A Unscheduled Principal Amount and the Stepdown Percentage (which may vary between 0% and 100%) of the Class B Unscheduled Principal Amount and the
Class B Noteholders are allocated their proportionate share of the Class B
Scheduled Principal Amount, together with the remainder of the Class B
Unscheduled Principal Amount not allocated to the Class A noteholders. If the
Stepdown Conditions are satisfied, then the Stepdown Percentage may vary from
100% to 0% (see the definition of "Stepdown Percentage" in the Glossary for the calculation of the applicable percentage). The effect of using the Adjusted
Stated Amount is to ensure that the relative proportional entitlements of the
Class A notes remain constant notwithstanding that Class A-2 notes and Class A-4 notes receive principal payments on a monthly rather than quarterly basis.

      The amount to be applied towards repayment of the Stated Amounts or
Adjusted Stated Amounts (as appropriate) of the Class A-1 notes, Class A-2 notes and Class A-3 notes on the monthly payment date is allocated rateably:

                                      S-64

      o     on each monthly payment date which is not also a quarterly payment date, to be retained in the collections account or invested in
            Authorized Short-Term Investments to form part of the Class A-1
            Principal Carryover Amount; and

            on each monthly payment date which is also a quarterly payment date, together with the Class A-1 Principal Carryover Amount, to the currency swap provider under the Class A-1 currency swap in respect of principal repayments of the Class A-1 notes;

      o     on each monthly payment date, towards repayment equally amongst the
            Class A-2 notes in repayment of the Stated Amount of the Class A-2 notes;

      o     on each monthly payment date which is not also a quarterly payment date, to be retained in the collections account or invested in
            Authorized Short-Term Investments to form part of the Class A-3
            Principal Carryover Amount; and

            on each monthly payment date which is also a quarterly payment date, together with the Class A-3 Principal Carryover Amount, to the currency swap provider under the Class A-3 currency swap in respect of principal repayments of the Class A-3 notes,

      until the Stated Amounts of the Class A-1 notes, Class A-2 notes and Class
A-3 notes are reduced to zero (or would be reduced to zero if the Class A-1
Principal Carryover Amount and the Class A-3 Principal Carryover Amount was
applied to reduce the Stated Amounts of the Class A-1 notes and the Class A-3 notes, respectively, on that Monthly Payment Date.

      Once the Stated Amounts of the Class A-1, Class A-2 and Class A-3 notes have been reduced to zero (or would be reduced to zero in accordance with the preceding paragraph), any Available Principal Amount allocated to the Class A notes shall be applied on each monthly payment date, towards repayment equally amongst the Class A-4 notes in repayment of the Stated Amount of the Class A-4 notes, until the Stated Amount of the Class A-4 notes is reduced to zero.

      The balance of the Net Scheduled Principal Amount and the Net Unscheduled
Principal Amount not retained for or paid to the Class A notes, on a monthly payment date which is not a quarterly payment date, is retained in the collections account or invested in Authorized Short-Term Investments to form part of the Class B Principal Carryover Amount and on a quarterly payment date is applied together with the Class B Principal Carryover Amount equally amongst the Class B notes in reduction of the Stated Amount of the Class B notes until the Stated Amount of the Class B notes is reduced to zero.

REDRAWS AND FURTHER ADVANCES

      Commonwealth Bank and Homepath may each make redraws and further advances to borrowers under the housing loans. Commonwealth Bank and Homepath are entitled to be reimbursed by the issuer trustee for redraws and further advances which exceed the scheduled principal balance of the housing loan by no more than one scheduled monthly installment on the housing loan. Commonwealth Bank and
Homepath, as applicable, will be reimbursed from the Available Principal Amount including proceeds from the issue of redraw bonds.

      Where Commonwealth Bank or Homepath makes further advances which exceed the scheduled principal balance of a housing loan by more than one scheduled monthly installment, then Commonwealth Bank or Homepath, as applicable, will repurchase the housing loan from the pool.

                                      S-65

ISSUE OF REDRAW BONDS

      If, in respect of a determination date, the manager considers that the principal collections, the mortgage insurance principal proceeds, the other principal amounts, the principal charge-off reimbursement and the principal draw reimbursement for the collection period ending on that determination date, less the amount of any net income shortfall determined by the manager on that determination date is likely to be insufficient to pay in full the manager's estimate of the redraws and further advances to be repaid to Commonwealth Bank or Homepath on that quarterly payment date, the manager may direct the issuer trustee to issue redraw bonds.

      The manager must not direct the issuer trustee to issue redraw bonds unless it considers that on the following quarterly payment date, taking into account that issue of redraw bonds and any repayments of principal and principal charge-offs or reimbursement of principal charge-offs on the redraw bonds expected on that quarterly payment date, the aggregate Stated Amount of all redraw bonds will not exceed A$50 million or such other amount agreed between the manager and the rating agencies and notified to the issuer trustee.

      Before issuing any redraw bonds, the issuer trustee must receive written confirmation from each rating agency that the proposed issue of redraw bonds will not result in a reduction, qualification or withdrawal of any credit rating assigned by that rating agency to a note or redraw bond. The redraw bonds will be denominated in Australian dollars and issued only in Australia.

PRINCIPAL CHARGE-OFFS

      In certain circumstances, the risk that amounts will be unrecoverable under a housing loan will be borne by the investors. In these circumstances, the
Stated Amount of a note or redraw bond will be reduced to the extent of amounts which are unrecoverable under a housing loan. That reduction of the Stated
Amount of a note or redraw bond is referred to as a principal charge-off. The process and timing of charge-offs on the housing loans is described in the accompanying prospectus under "The Servicer - Collection and Enforcement
Procedures" and under "The Servicer - Collection and Enforcement Process."

APPLICATION OF PRINCIPAL CHARGE-OFFS

      If on a determination date preceding a quarterly payment date, the manager determines that a principal loss should be accounted for in respect of a housing loan, after taking into account proceeds of enforcement of that housing loan and its securities, any relevant payments under a mortgage insurance policy or damages from the servicer, Commonwealth Bank or Homepath, that principal loss will be allocated in the following order:

      o     first, equally amongst the Class B notes until the Stated Amount of the Class B notes is reduced to zero; and

      o     secondly, rateably as follows amongst the following according to, in the case of the notes or redraw bonds, their Stated Amount converted, in the case of the Class A-1 notes, to Australian dollars at the US$ Exchange Rate, and in the case of the Class A-3 notes, to
            Australian dollars at the Euro Exchange Rate:

            o     the Class A-1 notes;

            o     the Class A-2 notes;

            o     the Class A-3 notes;

                                      S-66

            o     the Class A-4 notes; and

            o     the redraw bonds,

      until the Stated Amounts of the Class A notes and the redraw bonds are reduced to zero.

      To the extent allocated, the principal loss will reduce the Stated Amount of the notes and redraw bonds as from the following quarterly payment date. The principal loss allocated is an Australian dollar amount. Where this is allocated to an offered note or Class A-3 note, the Stated Amount of the offered note or
Class A-3 note is reduced by an equivalent US dollar amount converted at the US$
Exchange Rate, in the case of the Class A-1 notes, or an equivalent Euro amount converted at the Euro Exchange Rate, in the case of the Class A-3 notes.

REIMBURSEMENTS OF PRINCIPAL CHARGE-OFFS

      Principal charge-offs may be reimbursed on a subsequent quarterly payment date where there is excess available income after payment of all fees and expenses of the trust and interest on that quarterly payment date and reimbursement of any unreimbursed principal draws. Reimbursement of principal charge-offs will only occur to the extent that there are unreimbursed principal charge-offs and will be allocated in the following order:

      o     first, rateably amongst the following according to their
            unreimbursed principal charge-offs converted, in the case of the
            Class A-1 notes, to Australian dollars at the US$ Exchange Rate, and in the case of the Class A-3 notes, to Australian dollars at the
            Euro Exchange Rate:

            o     the Class A-1 notes;

            o     the Class A-2 notes;

            o     the Class A-3 notes;

            o     the Class A-4 notes and

            o     the redraw bonds,

      in reduction of their unreimbursed charge-offs until these are reduced to zero; and

      o     second, equally amongst the Class B notes until the unreimbursed charge-offs of the Class B notes are reduced to zero.

      A reimbursement of a principal charge-off on a note or redraw bond will increase the Stated Amount of that note or redraw bond but the actual funds allocated in respect of the reimbursement will be paid as described in "Payment of the Available Principal Amount" above.

      The amounts allocated for reimbursement of principal charge-offs are
Australian dollar amounts. Where such an amount is allocated to an offered note or a Class A-3 note, the Stated Amount of the offered note or Class A-3 note is increased by an equivalent US dollar amount converted at the US$ Exchange Rate, in the case of a Class A-1 note, or an equivalent Euro amount converted at the
Euro Exchange Rate, in the case of a Class A-3 note.

                                      S-67

OPTIONAL REDEMPTION OF THE NOTES

      The issuer trustee must, when directed by the manager, at the manager's option, redeem all of the notes and any redraw bonds at their then Invested
Amounts, subject to the following, together with accrued but unpaid interest to, but excluding, the date of redemption, on any quarterly payment date falling on or after the date on which the total principal outstanding on the housing loans is less than 10% of the total principal outstanding on the housing loans at the commencement of business on .

      The issuer trustee may redeem the notes and redraw bonds at their Stated
Amounts instead of at their Invested Amounts, together with accrued but unpaid interest to but excluding the date of redemption, if so approved by an
Extraordinary Resolution of noteholders and redraw bondholders together.
However, the issuer trustee will not redeem the notes or redraw bonds unless it is in a position on the relevant quarterly payment date to repay the then
Invested Amounts or the Stated Amounts, as required, of the notes and the redraw bonds together with all accrued but unpaid interest to but excluding the date of redemption and to discharge all its liabilities in respect of amounts which are required under the security trust deed to be paid in priority to or equally with the notes or redraw bonds if the charge under the security trust deed were enforced.

      If the issuer trustee, at the direction of the manager, proposes to exercise its option to redeem the notes and redraw bonds on a quarterly payment date on or after the date on which the total principal outstanding on the housing loans is less than 10% of the total principal outstanding on the housing
loans at the commencement of business on          at their Stated Amounts rather
than their Invested Amounts, as described above, but is unable to do so because, following a meeting of noteholders and redraw bondholders convened under the provisions of the security trust deed by the manager for this purpose, the noteholders and redraw bondholders have not approved by an Extraordinary
Resolution the redemption of the notes and redraw bonds at their Stated Amounts, then the margins for the offered notes for each Accrual Period commencing on or after that quarterly payment date will remain at, or if that quarterly payment date is after the Step-Up Date revert to, the margins applying at the closing date.

      Holders of the offered notes must be given notice of a redemption not more than 60 nor less than 45 days prior to the date of redemption.

FINAL MATURITY DATE

      Unless previously redeemed, the issuer trustee must redeem the notes and any redraw bonds by paying the Stated Amount, together with all accrued and unpaid interest, in relation to each note and redraw bond on or by the monthly payment date and quarterly payment date falling in February 2039. The failure of the issuer trustee to pay the Stated Amount, together with all accrued and unpaid interest, within 10 days of the due date for payment, other than amounts due to the Class B noteholders, will be an event of default under the security trust deed.

RESIDUAL INTERESTS

      Commonwealth Bank will be entitled to receive any residual cash flow from the housing loans. Commonwealth Bank may transfer its right to receive that residual cash flow to any of its affiliates or to any other person or entity.

REPORTS TO NOTEHOLDERS

      On the Business Day immediately prior to each quarterly determination date, the manager will, on behalf of the issuer trustee, in respect of the quarterly collection period ending before that determination date, deliver to the principal paying agent, the note trustee, the issuer trustee and the offered noteholders, a noteholder report containing certain information with respect to the composition of the payments being made, the outstanding principal balance of an individual note following the payment and certain other information relating to the notes and the housing loans. The manager will make the noteholder report

                                      S-68

and, at its option, any additional files containing the same information in an alternative format, available to holders of offered notes and other parties to the note trust deed via the Commonwealth Bank of Australia's internet website, at www.commbank.com.au/securitisation. For purposes of any electronic version of this prospectus supplement, the preceding uniform resource locator, or URL, is an inactive textual reference only. Steps have been taken to ensure that this
URL reference was inactive at the time the electronic version of this prospectus supplement was created. In addition, for so long as the issuing entity is required to file reports with the Commission under the Securities Exchange Act of 1934, the issuing entity's annual report on Form 10-K, distribution reports on Form 10-D, current reports on Form 8-K and amendments to those reports will be made available on such website as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the Commission under file number 333-136516. See also "Description of the Offered Notes--Reports to
Holders of the Offered Notes" in the prospectus for a more detailed description of noteholder reports.

      The note trustee and principal paying agent will promptly provide that noteholder's report to each registered noteholder.

      Unless and until definitive offered notes are issued, beneficial owners will receive reports and other information provided for under the transaction documents only if, when and to the extent provided by DTC and its participating organizations.

      Unless and until definitive offered notes are issued, periodic and annual unaudited reports containing information concerning the trust and the offered notes will be prepared by the manager and sent to DTC. DTC and its participants will make such reports available to the holders of interests in the offered notes in accordance with the rules, regulations and procedures creating and affecting DTC. However, such reports will not be sent directly to each beneficial owner while the offered notes are in book-entry form. Upon the issuance of definitive offered notes, such reports will be sent directly by the manager to each US$ noteholder. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles.
The manager will file with the SEC such periodic reports as are required under the Exchange Act, and the rules and regulations of the SEC thereunder. However, in accordance with the Exchange Act and the rules and regulations of the SEC thereunder, the manager expects that the obligation to file such reports will be terminated following the end of September 2007. Unless information relating to changes in the pool of housing loans is included in a report described above, and such report is received by the noteholders, noteholders will not be notified of changes in the pool of housing loans.

                    DESCRIPTION OF THE TRANSACTION DOCUMENTS

THE SECURITY TRUST DEED

GENERAL

      The issuer trustee will grant a floating charge, registered with the
Australian Securities and Investments Commission, over all of the trust assets in favor of the security trustee. The floating charge will secure the Secured
Moneys owing to the noteholders, the redraw bondholders, the servicer, the note trustee in its personal capacity and for and on behalf of the holders of the offered notes, each agent, the originators, the liquidity facility provider and each swap provider. These secured parties are collectively known as the SECURED
CREDITORS.

      The security trustee will act as trustee on behalf of the Secured
Creditors as described in "Description of the Transaction Documents--The
Security Trust Deed" in the accompanying prospectus. Under the security trust deed, if there is a conflict between the duties owed by the security trustee to any Secured Creditor or class of Secured Creditors and the interests of the noteholders and redraw bondholders as a whole, the security trustee must give priority to the interests of the noteholders and redraw bondholders. In addition, the security trustee must give priority to the interests of the Class
A

                                      S-69

noteholders and redraw bondholders if, in the security trustee's opinion, there is a conflict between the interests of Class A noteholders and redraw bondholders and the interests of the Class B noteholders or other persons entitled to the benefit of the charge.

VOTING PROCEDURES

      For the purposes of "Description of the Transaction Documents--The
Security Trust Deed--Voting Procedures" in the accompanying prospectus, if at any meeting of Voting Secured Creditors a poll is demanded, every person who is present will have one vote for every A$10 of Secured Moneys owing to it, converted, in the case of the Class A-1 noteholders, to Australian dollars at either the US$ Exchange Rate or the spot rate used for the calculation of amounts payable on the early termination of the Class A-1 currency swap, and in the case of the Class A-3 noteholders, to Australian dollars at either the Euro
Exchange Rate or the spot rate used for the calculation of amounts payable on the early termination of the Class A-3 currency swap, in each case, whichever produces the lowest amount in Australian dollars.

VOTING ENTITLEMENTS

      For the purposes of the definition of "Voting Entitlements" in the accompanying prospectus, Secured Moneys in respect of the Class A-1 notes will be converted to Australian dollars at either the US$ Exchange Rate or the spot rate used for the calculation of amounts payable on the early termination of the
Class A-1 currency swap, and Secured Moneys in respect of the Class A-3 notes will be converted to Australian dollars at either the Euro Exchange Rate or the spot rate used for the calculation of amounts payable on the early termination of the Class A-3 currency swap, in each case, whichever produces the lowest amount in Australian dollars.

INDEMNIFICATION

      The issuer trustee has agreed to indemnify the security trustee and each person to whom duties, powers, trusts, authorities or discretions may be delegated by the security trustee from and against all losses, costs, liabilities, expenses and damages arising out of or in connection with the execution of their respective duties under the security trust deed, except to the extent that they result from the fraud, negligence or willful default on the part of such persons.

PRIORITIES UNDER THE SECURITY TRUST DEED

      The proceeds from the enforcement of the charge are to be applied in the following order of priority, subject to any statutory or other priority which may be given priority by law and subject to the application of proceeds of the termination of the currency swap as described in the next paragraph:

      o     first, rateably to pay amounts owing or payable under the security trust deed to indemnify the security trustee, the manager, the note trustee and the receiver against all loss and liability incurred by such parties in acting under the security trust deed, except the receiver's remuneration, and in payment of the Prior Interest;

      o     second, to pay rateably any fees and any liabilities, losses, costs, claims, expenses, actions, damages, demands, charges, stamp duties and other taxes due to the security trustee, the note trustee or any paying agent, note registrar or agent bank for the offered notes and the Class A-3 notes and the receiver's remuneration;

      o     third, to pay rateably other outgoings and liabilities that the receiver, the security trustee or the note trustee have incurred in acting under the security trust deed, and, in the case of the note trustee, under the note trust deed;

                                      S-70

      o     fourth, to pay any security interests over the assets of the trust of which the security trustee is aware having priority to the charge under the security trust deed, other than the Prior Interest, in the order of their priority;

      o     fifth, to pay:

            o     the Class A-1 noteholders the proceeds, if any, of any
                  termination payment received from the currency swap provider in respect of the Class A-1 currency swap toward satisfaction of any Secured Moneys owing in relation to the Class A-1
                  notes; such Secured Moneys for this purpose will be
                  denominated in US$; and

            o     the Class A-3 noteholders the proceeds, if any, of any
                  termination payment received from the currency swap provider in respect of the Class A-3 currency swap toward satisfaction of any Secured Moneys owing in relation to the Class A-3
                  notes; such Secured Moneys for this purpose will be
                  denominated in Euros;

      o     sixth, to pay rateably:

            o     the Class A-1 noteholders the balance, if any, of the Class
                  A-1 Principal Carryover Amount toward satisfaction of any
                  Secured Moneys owing in relation to the Class A-1 notes; and

            o     the Class A-3 noteholders the balance, if any, of the Class
                  A-3 Principal Carryover Amount toward satisfaction of any
                  Secured Moneys owing in relation to the Class A-3 notes;

      o     seventh, to pay rateably:

            o     the Class A-1 noteholders the balance, if any, of the Income
                  Carryover Amount as at the monthly payment date immediately preceding enforcement of the charge towards satisfaction of any accrued but unpaid interest on the Class A-1 notes; and

            o     the Class A-3 noteholders the balance, if any, of the Income
                  Carryover Amount as at the monthly payment date immediately preceding enforcement of the charge towards satisfaction of any accrued but unpaid interest on the Class A-3 notes;

      o     eighth, to pay the liquidity facility provider any unutilized cash collateral lodged with the issuer trustee by the liquidity facility provider and any unpaid interest on that cash collateral;

      o     ninth, to pay rateably:

            o     the originators any unpaid Accrued Interest Adjustment; and

            o     the fixed rate swap provider and the basis swap provider
                  amounts in respect of collateral or prepayments owing under the fixed rate swaps or basis swaps;

      o     tenth, to pay rateably:

                                      S-71

            o     the Class A noteholders and redraw bondholders all other
                  Secured Moneys owing in relation to the Class A notes and
                  redraw bonds to be applied as follows:

                  o     first, rateably towards all unpaid interest on the Class
                        A notes and redraw bonds; and

                  o     second, rateably to reduce the Stated Amount of the
                        Class A notes and redraw bonds;

            o     any other Secured Moneys owing to the liquidity facility
                  provider;

            o     rateably all other Secured Moneys owing to each swap provider;
                  and

            o     all unpaid redraws and further advances owing to each
                  originator;

      o     eleventh, to pay rateably to the Class A noteholders and the redraw bondholders and all unreimbursed principal charge-offs constituting remaining Secured Moneys owing in respect of the Class A notes and the redraw bonds;

      o     twelfth, if there are still Secured Moneys owing in respect of the offered notes and Class A-3 notes, after the application of the preceding paragraphs, to pay the remaining Secured Moneys owing in relation to the offered notes and the Class A-3 notes;

      o     thirteenth, equally to the Class B noteholders in respect of Secured
            Moneys owing in relation to the Class B notes;

      o     fourteenth, to pay rateably to each Secured Creditor any monetary liabilities owing to that Secured Creditor under any transaction document and not satisfied under the preceding paragraphs;

      o     fifteenth, to pay subsequent security interests over the assets of the trust of which the security trustee is aware, in the order of their priority; and

      o     sixteenth, to pay any surplus to the issuer trustee to be paid in accordance with the terms of the master trust deed and the series supplement. The surplus will not carry interest as against the security trustee.

      Any proceeds from the termination of the currency swaps must be applied first in accordance with the fifth bullet point above, with any remaining proceeds to be applied in accordance with the order of priority set out above.

      Payments to Class A-1 noteholders will be effected in US$ obtained by the security trustee either from a US$ termination payment received from the currency swap provider in respect of the Class A-1 currency swap or by converting the A$ available for such payments, based on the priority set out above, at the spot exchange rate. Payments to Class A-3 noteholders will be effected in Euro obtained by the security trustee either from a Euro termination payment received from the currency swap provider in respect of the Class A-3 currency swap or by converting the A$ available for such payments, based on the priority set out above, at the spot exchange rate.

      For the purpose of bullets points six, seven, ten and eleven above, the
Secured Moneys owing, in the case of the Class A-1 notes, will be converted from
US dollars to Australian dollars at the US$ Exchange Rate or the spot exchange rate used for the calculation of any termination payment upon the

                                      S-72

termination of the Class A-1 currency swap and, in the case of the Class A-3 notes, will be converted from Euro to Australian dollars at the Euro Exchange
Rate or the spot exchange rate used for the calculation of any termination payment upon the termination of the Class A-3 currency swap, as determined by the security trustee in each case, which ever rate produces the lesser amount of
Australian dollars.

      Upon enforcement of the security created by the security trust deed, the net proceeds may be insufficient to pay all amounts due on redemption to the noteholders and redraw bondholders. Any claims of the noteholders and redraw bondholders remaining after realization of the security and application of the proceeds shall be extinguished.

THE INTEREST RATE SWAPS

PURPOSE OF THE INTEREST RATE SWAPS

      Collections in respect of interest on the variable rate housing loans will be calculated based on Commonwealth Bank's or Homepath's, as appropriate, administered variable rates. Collections in respect of interest on the fixed rate housing loans will be calculated based on the relevant fixed rates.
However, the payment obligations of the issuer trustee on the Class A-2 notes, the Class A-4 notes, the Class B notes and under the currency swaps are calculated by reference to the relevant Bank Bill Rate. To hedge these interest rate exposures, the issuer trustee will enter into basis swaps with the basis swap provider and fixed rate swaps with the fixed rate swap provider. The basis swaps and the fixed rate swaps will be governed by a standard form ISDA Master
Agreement, as amended by a supplementary schedule and confirmed by written confirmations in relation to each swap.

      The manager, as depositor, has determined that the significance percentage of payments under the swap agreements, as calculated in accordance with
Regulation AB under the Securities Act of 1933, is less than 10%. The initial basis swaps provider and fixed rate swaps provider will be Commonwealth Bank of
Australia, Level 7, 48 Martin Place, Sydney NSW 2000, Australia. See "The
Servicer" in this prospectus supplement and "The Issuer Trustee, Commonwealth
Bank of Australia and the Manager--Originator and Servicer--Commonwealth Bank of
Australia" in the accompanying prospectus.

BASIS SWAPS

      On each monthly payment date or quarterly payment date, as the case may be, the issuer trustee will pay to the basis swap provider an amount calculated by reference to the interest payable by borrowers on the variable rate housing loans, referable to the Class A-2 notes or the offered notes, the Class A-3 notes, the Class A-4 notes, the Class B notes and redraw bonds, as the case may be, during the relevant preceding collection period and the income earned by the trust on the collections account and any Authorized Short-Term Investments during that collection period. In return the basis swap provider will pay to the issuer trustee on the relevant monthly, or quarterly payment date an amount calculated by reference to the aggregate principal amount outstanding of the relevant proportion of the variable rate housing loans as at the last day of the collection period preceding the previous monthly, or quarterly payment date and the respective Bank Bill Rate plus a margin.

      The basis swaps will terminate if the interest rates on the offered notes increase following the Step-Up Date, provided that the weighted average of the variable rates charged on the housing loans is sufficient, assuming that all relevant parties comply with their obligations under the housing loans and the transaction documents, to ensure that the issuer trustee has sufficient funds to comply with its obligations under the transaction documents as they fall due.
See "Description of the Transaction Documents - Servicing of the Housing Loans -
Administer Interest Rates" in the accompanying prospectus in relation to the servicer's obligations with respect to interest rates on the variable rate housing loans if the basis swaps are terminated.

                                      S-73

FIXED RATE SWAPS

      On each monthly payment date or quarterly payment date, as the case may be, the issuer trustee will pay to the fixed rate swap provider an amount calculated by reference to the interest payable by borrowers on the fixed rate housing loans referable to the Class A-2 notes or the offered notes, the Class
A-3 notes, the Class A-4 notes, the Class B notes and redraw bonds, as the case may be, other than housing loans in relation to which the issuer trustee has entered into an individual fixed rate swap as described below, during the relevant preceding collection period and the income earned by the trust on the collections account and any Authorized Short-Term Investments during that collection period. In return the fixed rate swap provider will pay to the issuer trustee on the relevant monthly or quarterly payment date an amount calculated by reference to the aggregate principal amount outstanding of the relevant proportion of the fixed rate housing loans as at the last day of the collection period preceding the previous monthly or quarterly payment date and the respective Bank Bill Rate plus a margin.

OTHER FIXED RATE SWAPS

      The issuer trustee and the fixed rate swap provider may agree to enter into separate fixed rate swaps in relation to one or more of the housing loans under which, on each monthly payment date or quarterly payment date as the case may be, the issuer trustee will pay to the fixed rate swap provider an amount calculated by reference to the fixed interest payable by borrowers on those housing loans on the proportion of those housing loans referable to the Class
A-2 notes or the offered notes, the Class A-3 notes, the Class A-4 notes, the
Class B notes and redraw bonds, as the case may be. In return the fixed rate swap provider will pay to the issuer trustee an amount calculated by reference to the respective Bank Bill Rate plus a margin.

      In addition, if the servicer offers interest rate cap products to borrowers, the issuer trustee and the fixed rate swap provider will enter into swaps to hedge the issuer trustee's risks in relation to such interest rate caps.

BREAK COSTS FOR FIXED RATE SWAPS

      If a borrower prepays a loan subject to a fixed rate of interest, or otherwise terminates a fixed rate period under a housing loan, the issuer trustee will normally be entitled to receive from the borrower a break cost.

      A break cost is currently payable by the borrower to the issuer trustee where the terminated fixed rate under the housing loan is greater than the current equivalent fixed rate product offered by Commonwealth Bank for the remaining term of the housing loan. Under Commonwealth Bank's current policies and procedures, prepayments of up to $10,000 in any 12 month period may be made by a borrower without incurring break costs, see "Commonwealth Bank Residential
Loan Program--Special Features of the Housing Loans--Early Repayment" in the
accompanying prospectus.

      The method for calculation of break costs may change from time to time according to the business judgment of the servicer.

SCHEDULED TERMINATION OF INTEREST RATE SWAPS

      The fixed rate swaps are scheduled to terminate on the earlier of the date that all the notes have been redeemed in full and the termination of the trust.
The basis swaps are scheduled to terminate on the earlier of the same dates and the date the interest rates on the Class A notes increase following the Step-Up
Date, provided that the weighted average of the variable rates charged on the housing loans is sufficient, assuming that all relevant parties comply with their obligations under the housing loans and the transaction documents, to ensure that the issuer trustee has sufficient funds to comply with its obligations under the transaction documents as they fall due. See "Description of the Transaction Documents--Servicing of the Housing Loans--Administer
Interest Rates" in the accompanying prospectus in relation

                                      S-74

to the servicer's obligations with respect to interest rates on the variable rate housing loans if the basis swaps are terminated.

TERMINATION BY THE BASIS SWAP AND FIXED RATE SWAP PROVIDERS

      The basis swap and fixed rate swap providers will each have the right to terminate the basis swaps and the fixed rate swaps, respectively, in the following circumstances:

      o     if the issuer trustee fails to make a payment under the swap within
            10 days after notice of failure is given to the issuer trustee;

      o     if due to a change in law it becomes illegal for either party to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the basis swap or the fixed rate swap. However, only a swap affected by the illegality may be terminated and each party affected by the illegality must make efforts to transfer its rights and obligations to avoid this illegality; or

      o     in the case of the basis swaps only, at any time at the election of the basis swap provider provided that at the date of termination the weighted average of the variable rates charged on the housing loans is sufficient, assuming that all relevant parties comply with their obligations under the housing loans and the transaction documents, to ensure that the issuer trustee has sufficient funds to comply with its obligations under the transaction documents as they fall due.

TERMINATION BY THE ISSUER TRUSTEE

      The issuer trustee will have the right to terminate the basis swaps or the fixed rate swaps in the following circumstances:

      o     if the swap provider fails to make a payment within 10 days after notice of failure is given to the swap provider; or

      o     if due to a change in law it becomes illegal for either party to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the basis swap or the fixed rate swap. However, only a swap affected by the illegality may be terminated and each party affected by the illegality must make certain efforts to transfer its rights and obligations to avoid this illegality.

FIXED RATE SWAP PROVIDER DOWNGRADE

      If, as a result of the withdrawal or downgrade of its credit rating by any rating agency, on any determination date a fixed rate swap provider does not have:

      o     a short term credit rating of at least A-1 by Standard & Poor's;

      o     either a short term credit rating of at least P-1 or a long term credit rating of at least A2 by Moody's; and

      o     a short term credit rating of F1 and a long term rating of A by
            Fitch Ratings,

      the fixed rate swap provider must within 30 Business Days of the fixed rate swap provider ceasing to have the ratings referred to above and while it has a long term credit rating of at least A3 by Moody's or BBB+ by Fitch Ratings or a short term credit rating of at least F2 by Fitch Ratings or,

                                      S-75

otherwise, if sooner, within 5 Business Days of the fixed rate swap provider ceasing to have a long term credit rating of at least A3 by Moody's or BBB+ by
Fitch Ratings or a short term credit rating of at least F2 by Fitch Ratings, or such greater period as is agreed to in writing by the rating agencies:

      o     enter into an agreement novating its rights and obligations under the fixed rate swaps to a replacement counterparty acceptable to the manager and which each rating agency confirms will not result in a reduction or withdrawal of any credit rating assigned by it to the notes or redraw bonds;

      o     if the short term credit rating by Fitch Ratings is greater than or equal to F2 or the long term credit rating by Fitch Ratings is greater than or equal to BBB+, lodge cash collateral in an amount determined by the relevant rating agencies or, in certain
            circumstances, determined under the relevant fixed rate swaps; or

      o     enter into other arrangements satisfactory to the manager which each rating agency confirms will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the notes or redraw bonds.

      The fixed rate swap provider may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

BASIS SWAP PROVIDER DOWNGRADE

      If, as a result of the withdrawal or downgrade of its credit rating by any rating agency, on any determination date a basis swap provider does not have:

      o     a short term credit rating of at least A-1 by Standard & Poor's;

      o     a short term credit rating of at least P-1 by Moody's; and

      o     a short term credit rating of F1 and a long term rating of A by
            Fitch Ratings;

      that basis swap provider must within 30 Business Days of the basis swap provider ceasing to have the ratings referred to above and while it has a short term credit rating of at least P-1 by Moody's, a short term credit rating of at least F2 by Fitch Ratings or a long term credit rating of at least BBB+ by Fitch
Ratings or, otherwise, if sooner, within 5 Business Days of the basis swap provider ceasing to have a short term credit rating of at least P-1 by Moody's, a short term credit rating of at least F2 by Fitch Ratings or a long term credit rating of at least BBB+ by Fitch Ratings or such greater period as is agreed to in writing by Moody's:

      o     prepay the amount that is expected to be due, as determined by the manager, from the basis swap provider to the issuer trustee on the next monthly payment date or quarterly payment date (as
            appropriate); or

      o     enter into other arrangements satisfactory to the issuer trustee and the manager which each rating agency confirms will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the notes or redraw bonds.

      The basis swap provider may satisfy its obligations following a withdrawal or downgrade of a credit rating in either of the above manners as it elects from time to time.

                                      S-76

TERMINATION PAYMENTS

      Upon termination of a fixed rate swap, a termination payment will be due from the issuer trustee to the fixed rate swap provider or from the fixed rate swap provider to the issuer trustee.

      The termination payment in respect of a fixed rate swap will be determined, if possible, on the basis of quotations from leading dealers in the relevant market to enter into a replacement transaction that would have the effect of preserving the economic equivalent of any payment that would, but for the early termination, have been required under the terms of that fixed rate swap.

      No termination payment will be payable in respect of the termination of the basis swap.

      If a basis swap terminates then, unless and until the issuer trustee has entered into a replacement basis swap or other arrangements which the rating agencies have confirmed will not result in a reduction, qualification or withdrawal of the credit ratings assigned to the notes or any redraw bonds, the servicer must adjust the rates of interest on the mortgage interest saver accounts and, if necessary, the housing loans as described in "Description of the Transaction Documents--Servicing of the Housing Loans--Administer Interest
Rates" in the accompanying prospectus.

THE CURRENCY SWAPS

PURPOSE OF THE CURRENCY SWAPS

      Collections on the housing loans and receipts under the basis swaps and the fixed rate swaps will be denominated in Australian dollars. However, the payment obligations of the issuer trustee on the Class A-1 notes are denominated in United States dollars and the payment obligations of the issuer trustee on the Class A-3 notes are denominated in Euro. In addition, receipts by the issuer trustee under the basis swaps and the fixed rate swaps are calculated by reference to the relevant Bank Bill Rate but the interest obligations of the issuer trustee with respect to the Class A-1 notes are calculated by reference to LIBOR and the interest obligations of the issuer trustee with respect to the
Class A-3 notes are calculated by reference to EURIBOR. To hedge this currency and interest rate exposure, the issuer trustee will enter into a currency swap in respect of the Class A-1 notes, the CLASS A-1 CURRENCY SWAP, and a currency swap in respect of the Class A-3 notes, the CLASS A-3 CURRENCY SWAP, with the currency swap provider. The Class A-1 currency swap and the Class A-3 currency swap will be governed by a standard form ISDA Master Agreement, as amended by a supplementary schedule and a credit support annex, which together act as a separate agreement in respect of each trust established under the master trust deed, and will each be confirmed by a written confirmation.

PRINCIPAL PAYMENTS UNDER THE CLASS A-1 CURRENCY SWAP

      On the closing date, the issuer trustee will pay the currency swap provider under the Class A-1 currency swap the US dollar proceeds of issue of the Class A-1 notes. In return, the currency swap provider will pay to the issuer trustee under the Class A-1 currency swap the Australian dollar equivalent of the proceeds of issue of the Class A-1 notes converted at the US$
Exchange Rate.

      On each quarterly payment date, the issuer trustee will pay to the currency swap provider under the Class A-1 currency swap the Australian dollar amount available to be applied towards repayment of the Stated Amount of the
Class A-1 notes. In return, the currency swap provider will pay to the principal paying agent on behalf of the issuer trustee the US dollar equivalent of that amount converted at the US$ Exchange Rate for payment to the Class A-1 noteholders in accordance with the agency agreement in reduction of the Stated
Amount of the Class A-1 notes.

PRINCIPAL PAYMENTS UNDER THE CLASS A-3 CURRENCY SWAP

      On the closing date, the issuer trustee will pay the currency swap provider under the Class A-3 currency swap the Euro proceeds of issue of the
Class A-3 notes. In return, the currency swap provider

                                      S-77

will pay to the issuer trustee under the Class A-3 currency swap the Australian dollar equivalent of the proceeds of issue of the Class A-3 notes converted at the Euro Exchange Rate.

      On each quarterly payment date, the issuer trustee will pay to the currency swap provider under the Class A-3 currency swap the Australian dollar amount available to be applied towards repayment of the Stated Amount of the
Class A-3 notes. In return, the currency swap provider will pay to the principal paying agent on behalf of the issuer trustee the Euro equivalent of that amount converted at the Euro Exchange Rate for payment to the Class A-3 noteholders in accordance with the agency agreement in reduction of the Stated Amount of the
Class A-3 notes.

INTEREST PAYMENTS UNDER THE CLASS A-1 CURRENCY SWAP

      On each quarterly payment date, the issuer trustee will pay to the currency swap provider under the Class A-1 currency swap an aggregate amount, the A$ CLASS A-1 FLOATING AMOUNT, calculated by reference to the Australian dollar equivalent of the aggregate Invested Amount of the Class A-1 notes as at the preceding quarterly payment date converted at the US$ Exchange Rate and the relevant Bank Bill Rate plus a margin.

      In return, the currency swap provider will pay to the principal paying agent on behalf of the issuer trustee amounts in aggregate equal to the interest due in respect of the Class A-1 notes on that quarterly payment date for payment to Class A-1 noteholders in accordance with the agency agreement.

      If the issuer trustee does not have sufficient funds under the series supplement to pay the full amount owing to the currency swap provider in respect of the above payment under the Class A-1 currency swap, the currency swap provider is not required to make the corresponding payments to the principal paying agent and, after the applicable grace period, the currency swap provider may terminate the Class A-1 currency swap. The manner of determining whether the issuer trustee will have sufficient funds to pay the currency swap provider that amount under the Class A-1 currency swap on a quarterly payment date is described in "Description of the Offered Notes--Payment of the Available Income
Amount" in this prospectus supplement. A failure of the issuer trustee to pay an amount owing under the Class A-1 currency swap, if not remedied within the applicable grace period, will be an event of default under the security trust deed.

INTEREST PAYMENTS UNDER THE CLASS A-3 CURRENCY SWAP

      On each quarterly payment date, the issuer trustee will pay to the currency swap provider under the Class A-3 currency swap an aggregate amount, the A$ CLASS A-3 FLOATING AMOUNT, calculated by reference to the Australian dollar equivalent of the aggregate Invested Amount of the Class A-3 notes as at the preceding quarterly payment date converted at the Euro Exchange Rate and the relevant Bank Bill Rate plus a margin.

      In return, the currency swap provider will pay to the principal paying agent on behalf of the issuer trustee amounts in aggregate equal to the interest due in respect of the Class A-3 notes on that quarterly payment date for payment to Class A-3 noteholders in accordance with the agency agreement.

      If the issuer trustee does not have sufficient funds under the series supplement to pay the full amount owing to the currency swap provider in respect of the above payment under the Class A-3 currency swap, the currency swap provider is not required to make the corresponding payments to the principal paying agent and, after the applicable grace period, the currency swap provider may terminate the Class A-3 currency swap. The manner of determining whether the issuer trustee will have sufficient funds to pay the currency swap provider that amount under the Class A-3 currency swap on a quarterly payment date is described in "Description of the Offered Notes--Payment of the Available Income
Amount" in this prospectus supplement. A failure of the issuer trustee to pay an amount owing under the

                                      S-78

Class A-3 currency swap, if not remedied within the applicable grace period, will be an event of default under the security trust deed.

SCHEDULED TERMINATION OF CURRENCY SWAPS

      The Class A-1 currency swap and the Class A-3 currency swap are scheduled to terminate on the earlier of the date that all the Class A-1 notes or the
Class A-3 notes, as applicable, have been redeemed in full and the final maturity date of the Class A-1 notes or the Class A-3 notes, as applicable.

TERMINATION BY THE CURRENCY SWAP PROVIDER

      The currency swap provider will have the right to terminate the currency swaps in the following circumstances:

      o     if the issuer trustee fails to make a payment under the currency swaps within 10 days after notice of failure is given to the issuer trustee;

      o     if due to a change in or a change in interpretation of law it becomes illegal other than as a result of the introduction of certain exchange controls by an Australian governmental body for either party to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the currency swaps. However, if the currency swap provider is the party affected by the illegality, it must make efforts to transfer its rights and obligations to avoid this illegality;

      o     if due to any action taken by a taxation authority or a change in tax law the currency swap provider is required to receive payments from which amounts have been withheld or deducted on account of tax.
            However, the currency swap provider will only have the right to terminate the currency swaps if the note trustee is satisfied that all amounts owing to offered noteholders will be paid in full on the date on which the offered notes or Class A-3 notes, as applicable, are to be redeemed. In addition, whether or not the currency swap provider can terminate the currency swaps, following the occurrence of such an event, the currency swap provider may transfer the currency swaps to another counterparty, provided that each rating agency has confirmed that this will not result in there being a reduction, qualification or withdrawal of any credit rating assigned by it to the offered notes or the Class A-3 notes and that the counterparty receiving the currency swaps has a long term credit rating from each rating agency of at least the long term credit rating assigned to the original currency swap provider by each rating agency as at the date of the currency swap agreement;

      o     if certain bankruptcy related events occur in relation to the issuer trustee; and

      o     if an event of default occurs under the security trust deed and the security trustee has declared the offered notes or the Class A-3 notes immediately due and payable.

TERMINATION BY THE ISSUER TRUSTEE

      The issuer trustee will have the right to terminate the currency swaps in the following circumstances:

      o     if the currency swap provider fails to make a payment under the currency swaps within 10 days after notice of failure is given to the currency swap provider;

      o     if certain bankruptcy related events occur in relation to the currency swap provider;

                                      S-79

      o     if the currency swap provider merges with, or otherwise transfers all or substantially all of its assets to, another entity and the new entity does not assume all of the obligations of the currency swap provider under the currency swaps;

      o     if due to a change in or a change in interpretation of law it becomes illegal other than as a result of the introduction of certain exchange controls by an Australian governmental body for either party to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the currency swaps. However, if the issuer trustee is the party affected by the illegality, it must make efforts to transfer its rights and obligations to avoid this illegality;

      o     if due to any action taken by a taxation authority or a change in tax law the issuer trustee is required to receive payments from which amounts have been withheld or deducted on account of tax;

      o     if as a result of the currency swap provider merging with, or otherwise transferring all or substantially all of its assets to another entity, the issuer trustee is required to receive payments from which a deduction or withholding has been made on account of a non-resident withholding tax liability and no entitlement to a corresponding gross-up arises other than as a result of its failure to perform certain tax covenants, or, in certain circumstances, a breach of its tax representations;

      o     if the currency swap provider fails to comply with its obligations described in "Currency Swap Provider Downgrade" below following a downgrade of its credit ratings, and that failure is not remedied within 10 Business Days of notice of the failure being given to the currency swap provider or such longer period as the issuer trustee and the manager agree and the rating agencies confirm will not result in a reduction, qualification or withdrawal of the credit ratings assigned by them to the offered notes or the Class A-3 notes; and

      o     if an event of default occurs under the security trust deed and the security trustee has declared the offered notes or the Class A-3 notes immediately due and payable.

      The issuer trustee may only terminate the currency swaps with the prior written consent of the note trustee.

TERMINATION BY THE NOTE TRUSTEE

      If following an event that allows the issuer trustee to terminate the currency swaps the issuer trustee does not terminate the currency swaps, the note trustee may terminate the currency swaps.

CURRENCY SWAP PROVIDER DOWNGRADE

      If, as a result of the withdrawal or downgrade of the currency swap provider's credit rating by any rating agency, the currency swap provider does not have:

      o     either a short term credit rating of at least A-1+ or a long term credit rating of at least AA- by Standard & Poor's;

      o     either a short term credit rating of at least P-1 or a long term credit rating of at least A2 by Moody's; and

      o     a short term credit rating of F1 and a long term credit rating of A+
            by Fitch Ratings;

                                      S-80

the currency swap provider must within:

      o     30 Business Days, if the currency swap provider still has a short term credit rating of at least A-1 by Standard & Poor's, or both a long term credit rating of at least A- by Standard & Poor's, A3 by
            Moody's or BBB+ by Fitch Ratings and a short term credit rating of at least P-2 by Moody's or F2 by Fitch Ratings; or

      o     5 Business Days, in any other case,

or, in either case, such greater period as is agreed to in writing by the relevant rating agency, at their cost and at their election:

      o     if the short term credit rating is greater than or equal to A-1 by
            Standard and Poor's or F2 by Fitch Ratings, or the long term credit rating is greater than or equal to A- by Standard & Poor's or BBB+
            by Fitch Ratings, lodge collateral as determined under the currency swaps and the credit support annex; or

      o     enter into an agreement novating the currency swaps to a replacement counterparty acceptable to the manager and which each rating agency has confirmed will not result in there being a reduction,
            qualification or withdrawal of any credit rating assigned by it to the offered notes or the Class A-3 notes; or

      o     enter into other arrangements which each rating agency has confirmed will not result in there being a reduction, qualification or withdrawal of any credit rating assigned by it to the offered notes or the Class A-3 notes.

      The currency swap provider may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

      If the currency swap provider lodges cash collateral with the issuer trustee, any interest or income on that cash collateral will be paid to the currency swap provider.

TERMINATION PAYMENTS

      Upon termination of the currency swaps, a termination payment will be due from the issuer trustee to the currency swap provider or from the currency swap provider to the issuer trustee in respect of each currency swap.

      The termination payment in respect of a currency swap will be determined, if possible, on the basis of quotations from leading dealers in the relevant market to enter into a replacement transaction that would have the effect of preserving the economic equivalent of any payment that would, but for the early termination, have been required under the terms of the applicable currency swap.

      If termination payments are due from the currency swap provider to the issuer trustee, they will be denominated in US dollars in respect of the Class
A-1 currency swap and in Euro in respect of the Class A-3 currency swap.

REPLACEMENT OF THE CURRENCY SWAPS

      If a currency swaps is terminated prior to its scheduled termination date, the issuer trustee may, at the direction of the manager, enter into replacement currency swaps on terms and with a counterparty which the rating agencies confirm will not result in a reduction, qualification or withdrawal of the credit ratings assigned by them to the offered notes or the Class A-3 notes. Any termination payments received

                                      S-81

by the issuer trustee upon termination of a currency swap may be applied towards a premium payable to enter into replacement currency swaps and any premium received by the issuer trustee upon entering into a new currency swap may be applied towards a termination payment in respect of a terminated currency swap.

CURRENCY SWAP PROVIDER

      The initial currency swap provider will be Commonwealth Bank, Level 7, 48
Martin Place, Sydney NSW 2000, Australia. For a description of Commonwealth
Bank, see "The Servicer" in this prospectus supplement and "The Issuer Trustee,
Commonwealth Bank of Australia and the Manager--Originator and
Servicer--Commonwealth Bank of Australia" in the accompanying prospectus. The manager, as depositor, has determined that the significance percentage of payments under the swap agreement, as calculated in accordance with Regulation
AB under the Securities Act of 1933, is greater than 20% of the cash flow supporting the offered notes. The Form 20-F that was filed by Commonwealth Bank of Australia for the periods specified by Item 8.A. of Form 20-F are incorporated into this prospectus by reference.

THE MORTGAGE INSURANCE POLICIES

GENERAL

      The mortgage insurance policies consist of:

      o     a high LTV master mortgage insurance policy in relation to housing loans which generally had a loan to value ratio of greater than around 80% at the time that they were originated; and

      o     a master mortgage insurance policy to provide mortgage insurance in relation to the balance of the housing loans.

THE HIGH LTV MASTER MORTGAGE INSURANCE POLICY

      The high LTV master mortgage insurance policy represents a liability of
Genworth Financial Mortgage Insurance Pty Limited.

      The high LTV master mortgage insurance policy insures the issuer trustee against losses in respect of housing loans insured under it, which generally had a loan to value ratio of greater than around 80% at the time of origination.
Each originator will equitably assign their rights under the high LTV master mortgage insurance policy to the issuer trustee on the closing date. Each borrower paid a single upfront premium for their respective housing loan to be insured under the high LTV master mortgage insurance policy and no further premium is payable by the originators or the issuer trustee.

PERIOD OF COVER

      The issuer trustee has the benefit of the high LTV master mortgage insurance policy in respect of each housing loan insured under it generally from the latest of:

      o     the date monies are first advanced under the housing loan;

      o     the date the mortgage securing the housing loan is granted to or acquired by the issuer trustee; or

      o     the date the premium in respect of the housing loan is paid,

      until the earliest of:

                                      S-82

      o     midnight on the day immediately preceding the date the housing loan or the mortgage securing the housing loan is beneficially assigned;

      o     the date the housing loan or the mortgage securing the housing loan is assigned, transferred or mortgaged to a person other than a person who is or becomes entitled to the benefit of the policy;

      o     the date the housing loan is repaid in full;

      o     the date the housing loan ceases to be secured by the relevant mortgage (other than where the mortgage is discharged by the operation of a compulsory acquisition or sale by a government for public purpose);

      o     the expiry date set out in the certificate of insurance issued by the mortgage insurer in relation to the housing loan or as extended with the written consent of the mortgage insurer or as varied by a court under the Australian Consumer Credit Code; or

      o     the date the high LTV master mortgage insurance policy is cancelled in respect of the housing Loan in accordance with the terms of the high LTV master mortgage insurance policy.

COVER FOR LOSSES

      If a loss date occurs in respect of a housing loan insured under the high
LTV master mortgage insurance policy, the mortgage insurer will pay to the issuer trustee the loss in respect of that housing loan.

      A loss date means:

      o     if a default occurs under the housing loan and the mortgaged property is sold pursuant to enforcement proceedings, the date on which the sale is completed;

      o     if a default occurs under the housing loan and the issuer trustee or a prior approved mortgagee becomes the absolute owner by foreclosure of the mortgaged property, the date on which this occurs;

      o     if a default occurs under the housing loan and the mortgagor sells the mortgaged property with the prior approval of the issuer trustee and the mortgage insurer, the date on which the sale is completed;

      o     if the mortgaged property is compulsorily acquired or sold by a government for public purposes and there is a default under the housing loan (or where the mortgage has been discharged by the operation of the compulsory acquisition or sale and there is a failure in repayment of the housing loan which would have been a default but for the occurrence of that event), the later of the date of the completion of the acquisition or sale or 28 days after the date of the default; or

      o     where the mortgage insurer has agreed to pay a claim under the high
            LTV master mortgage insurance policy, the date specified in that agreement.

      A "default" in respect of an insured housing loan means any event on or following which the issuer trustee's power of sale in relation to the mortgaged property becomes exercisable.

                                      S-83

      The loss payable by the mortgage insurer to the issuer trustee in respect of an insured loan is the amount outstanding less the deductions, as referred to below, in relation to the housing loan, in each case calculated as at the loss date.

      The amount outstanding under a housing loan is the aggregate of the following:

      o     the principal amount outstanding, including any additional advances approved by the mortgage insurer to the extent outstanding together with any interest, fees or charges outstanding as at the loss date;

      o     fees and charges paid or incurred by the issuer trustee; and

      o     other amounts, including fines or penalties, approved by the mortgage insurer,

which the issuer trustee is entitled to recover under the housing loan or a related guarantee.

      The mortgage insurer may make the following deductions from the amount outstanding:

      o     where the mortgaged property is sold, the sale price, or where the mortgaged property is compulsorily acquired, the amount of compensation, less, in either case, any amount required to discharge any approved prior mortgage;

      o     where foreclosure action occurs, the value of the issuer trustee's interest in the mortgaged property, including the interest of any unapproved prior mortgagee;

      o     any amount received by the issuer trustee under any collateral security;

      o     any amounts paid to the issuer trustee by way of rents, profits or proceeds in relation to the mortgaged property or under any insurance policy relating to the mortgaged property and not applied in restoration or repair;

      o     any interest that exceeds interest at the non default interest rate payable in relation to the housing loan,;

      o     any fees or charges other than:

            o     premiums for general insurance policies, levies and other
                  charges payable to a body corporate under the Australian
                  strata titles system, rates, taxes and other statutory
                  charges;

            o     reasonable and necessary legal and other fees and
                  disbursements of enforcing or protecting the issuer trustee's rights under the housing loan, up to a maximum of A$5,000, unless otherwise approved in writing by the mortgage insurer;

            o     repair, maintenance and protection of the mortgaged property, up to a maximum amount of A$2,000, unless otherwise approved in writing by the mortgage insurer;

                                      S-84

            o     reasonable costs of the sale of the mortgaged property up to a maximum amount of A$1,000 plus the lesser of 3% of the sale price and A$25,000, unless otherwise approved in writing by the mortgage insurer;

            o     any fees and charges exceeding those recoverable under the
                  Australian Consumer Credit Code, less any amount that must be accounted for to the borrower or the relevant mortgagor;

      o     losses arising out of physical damage to the mortgaged property other than:

            o     fair wear and tear; or

            o     losses recovered and applied in the restoration or repair of the mortgaged property prior to the loss date or losses
                  recovered under a general insurance policy and applied to
                  reduce the amount outstanding under the housing loan; and

      o     any amounts by which a claim may be reduced under the high LTV master mortgage insurance policy.

REFUSAL OR REDUCTION OF CLAIMS

      The issuer trustee has certain negative obligations under the high LTV master mortgage insurance policy which, if breached, may entitle the mortgage insurer to refuse or reduce the amount of a claim with respect to a housing loan in certain circumstances, including where:

      o     the issuer trustee makes any additional advance upon the security of the mortgaged property that ranks for payment ahead of the insured housing loan without the approval of the mortgage insurer;

      o     the issuer trustee materially alters the terms of the housing loan insured loan contract, any mortgage guarantee or any collateral security other than an alteration made in accordance with Australian
            Consumer Credit Code without the approval of the mortgage insurer;

      o     the issuer trustee allows its rights to be reduced against the borrower, the mortgagor, any mortgage guarantor, any provider of any collateral security of the mortgaged property by compromise, postponement, partial discharge or otherwise without the approval of the mortgage insurer;

      o     the issuer trustee approves any transfer or assignment of the mortgage property without full discharge of the insured housing loan without the approval of the mortgage insurer; or

      o     the issuer trustee consents to a further advance by a prior mortgagee without the approval of the mortgage insurer.

                                      S-85

      The issuer trustee also has certain positive obligations under the high
LTV master mortgage insurance policy, which, if breached, may entitle the mortgage insurer to refuse or reduce the amount of the claim with respect to a housing loan. These obligations include (but are not limited to):

      o     paying any premium by the due date;

      o     not making any representation or statement (deemed or otherwise) in a proposal that is incorrect or a breach of the duty of disclosure;

      o     ensuring there is an approved servicer in respect of the insured housing loan at all times;

      o     ensuring there is a condition in the insured housing loan contract that the mortgaged property is kept insured under an approved general insurance policy and not advancing any part of the insured housing loan to the borrower before the mortgaged property is so insured;

      o     where a mortgage is not a first mortgage, taking such action as the mortgage insurer may require to oppose any application by any prior mortgagee for foreclosure against the borrower and the insured trustee;

      o     ensuring the mortgage has been duly registered with the land titles office in the State or Territory in which the mortgaged property is situated;

      o     ensuring the housing loan contract, any mortgage guarantee or any collateral security is duly stamped in each relevant State or
            Territory; and

      o     notifying the mortgage insurer of any additional advance made on the security of the property, and pay any additional premium required by the mortgage insurer.

EXCLUSIONS

      The high LTV master mortgage insurance policy does not cover any loss arising from:

      o     any war or warlike activities;

      o     the use, existence or escape of nuclear weapons or nuclear contamination;

      o     the existence or escape of any pollution or environmentally hazardous material;

      o     the fact that the housing loan, mortgage guarantee, or any collateral security is void or unenforceable; or

      o     any failure of the housing loan, mortgage guarantee or collateral security to comply with the requirements of the Australian Consumer
            Credit Code.

THE MASTER MORTGAGE INSURANCE POLICY

COVER

      The master mortgage insurance policy is provided by Genworth Financial
Mortgage Insurance Pty Limited. The master mortgage insurance policy insures the issuer trustee against losses in respect of housing loans which are not insured under the high LTV master mortgage insurance policy.

                                      S-86

Commonwealth Bank and Homepath will prior to the closing date pay a single upfront premium for the master mortgage insurance policy. No further premium is payable by an originator or the issuer trustee.

      The depositor has determined that Genworth Financial Mortgage Insurance
Pty Limited is contingently liable to provide payments representing 20% or more of the cash flow supporting the offered notes.

PERIOD OF COVER

      The insurance under the mortgage insurance policy in respect of a housing loan terminates on the earliest of the following:

      o     the date the housing loan or the mortgage securing the housing loan is assigned, transferred or mortgaged to a person other than a person who is or becomes entitled to the benefit of the policy;

      o     the date the housing loan is repaid in full;

      o     the date the housing loan ceases to be secured by the relevant mortgage (other than where the mortgage is discharged by the operation of a compulsory acquisition or sale by a government for public purpose);

      o     the maturity date set out in the certificate of insurance issued by the mortgage insurer in relation to the housing loan or as extended with the written consent of the mortgage insurer or as varied by a court under the Australian Consumer Credit Code; or

      o     the date the pool master mortgage insurance policy is cancelled in respect of the housing Loan in accordance with the terms of the pool master mortgage insurance policy.

COVER FOR LOSSES

      If a loss date occurs in respect of a housing loan insured under the pool master mortgage insurance policy, the mortgage insurer will pay to the issuer trustee the loss in respect of that housing loan.

A loss date means:

      o     if a default occurs under the housing loan and the mortgaged property is sold, the date on which the sale is completed;

      o     if a default occurs under the housing loan and the issuer trustee or a prior approved mortgagee becomes the absolute owner by foreclosure of the mortgaged property, the date on which this occurs;

      o     if a default occurs under the housing loan and the mortgagor sells the mortgaged property with the prior approval of the Trustee and the mortgage insurer, the date on which the sale is completed;

      o     if the mortgaged property is compulsorily acquired or sold by a government for public purposes and there is a default under the housing loan (or where the mortgage has been discharged by the operation of the compulsory acquisition or sale and there is a failure in repayment of the housing loan which would have been a default but for the occurrence of that

                                      S-87

            event), the later of the date of the completion of the acquisition or sale or 28 days after the date of the default; or

      o     where the mortgage insurer has agreed to pay a claim under a pool master mortgage insurance policy, the date specified in that agreement.

      A "default" in respect of an insured housing loan means any event which triggers the issuer trustee's power of sale in relation to the mortgaged property. The loss payable by the mortgage insurer to the issuer trustee in respect of an insured loan is the amount outstanding, less the deductions referred to below, in relation to the housing loan, in each case calculated as at the loss date.

      The amount outstanding under a housing loan is the aggregate of the following:

      o     the principal amount outstanding together with any additional advance approved by the mortgage insurer or loan redraw, and any interest, fees or charges outstanding as at the loss date;

      o     fees and charges paid or incurred by the issuer trustee; and

      o     other amounts, including fines or penalties, approved by the mortgage insurer, which the issuer trustee is entitled to recover under the housing loan or a related guarantee.

      The mortgage insurer may make the following deductions:

      o     where the mortgaged property is sold, the sale price, or where the mortgaged property is compulsorily acquired, the amount of compensation, less, in either case, any amount required to discharge any approved prior mortgage;

      o     where foreclosure action occurs, the value of the issuer trustee's interest in the mortgaged property, including the interest of any unapproved prior mortgagee;

      o     any amount received by the issuer trustee under any collateral security;

      o     any amounts paid to the issuer trustee by way of rents, profits or proceeds in relation to the mortgaged property or under any insurance policy relating to the mortgaged property and not applied in restoration or repair;

      o     any interest that exceeds interest at the non-default interest rate payable in relation to the housing loan;

      o     any fees or charges other than:

      o     premiums for general insurance policies, levies and other charges payable to a body corporate under the Australian strata titles system, rates, taxes and other statutory charges;

      o     reasonable and necessary legal and other fees and disbursements of enforcing or protecting the issuer trustee's rights under the housing loan, up to a maximum of A$5,000, unless otherwise approved in writing by the mortgage insurer;

      o     repair, maintenance and protection of the mortgaged property, up to a maximum amount of A$2,000, unless otherwise approved in writing by the mortgage insurer;

                                      S-88

      o     reasonable costs of the sale of the mortgaged property up to a maximum amount of A$1,000 plus the lesser of 3% of the sale price and A$25,000, unless otherwise approved in writing by the mortgage insurer.

      o     losses arising out of damage to the mortgaged property other than:

      o     fair wear and tear; or

      o     losses recovered and applied in the restoration or repair of the mortgaged property or losses recovered under a general insurance policy and applied to reduce the amount outstanding under the housing loan; and

      o     any amounts by which a claim may be reduced under the pool master mortgage insurance policy.

      If the Australian Consumer Credit Code applies to housing loan covered by the master mortgage insurance policy, then:

      o     any interest greater than the interest calculated and accrued at the
            Standard Rate in accordance with the provisions of the Australian
            Consumer Credit Code shall be excluded in respect of that housing loan;

      o     any fees and charges recoverable by the issuer trustee exceeding those recoverable under the Australian Consumer Credit Code in respect of that housing loan (less any amount that must be accounted for to the borrower or the relevant mortgagor) shall be excluded;

      o     the amount recoverable by the issuer trustee in respect of that housing loan shall not exceed the amount required to pay out that housing loan as calculated in accordance with the provisions of the
            Australian Consumer Credit Code at the last date prior to the loss date on which such payment could be made less any interest whether capitalised or not that exceeds the standard rate, and if after payment of a claim by the Insurer it is determined that no amount or a lesser amount was payable immediately preceding the loss date then
            Commonwealth Bank shall immediately advise the mortgage insurer and promptly pay to the mortgage insurer any overpayment by the mortgage insurer; and

      o     if any application is made to a court under the Australian Consumer
            Credit Code in respect of that housing loan after a default or any application has been made prior to a default that has not been finally disposed of prior to that default then no claim shall be payable until the application has been finally disposed of.

REFUSAL OR REDUCTION OF CLAIMS

      The issuer trustee has certain negative obligations under the pool master mortgage insurance policy which, if breached, may entitle the mortgage insurer to refuse or reduce the amount of a claim with respect to a housing loan in certain circumstances, including where:

      o     the issuer trustee makes any additional advance upon the security of the mortgaged property that ranks for payment ahead of the insured housing loan without the approval of the mortgage insurer;

                                      S-89

      o     the issuer trustee materially alters the terms of the housing loan insured loan contract, any mortgage guarantee or any collateral security other than an alteration made in accordance with Australian
            Consumer Credit Code without the approval of the mortgage insurer;

      o     the issuer trustee allows its rights to be reduced against the borrower, the mortgagor, any mortgage guarantor, any provider of any collateral security of the mortgaged property by compromise, postponement, partial discharge or otherwise without the approval of the mortgage insurer;

      o     the issuer trustee approves any transfer or assignment of the mortgage property without full discharge of the insured housing loan without the approval of the mortgage insurer; or

      o     the issuer trustee consents to a further advance by a prior mortgagee without the approval of the mortgage insurer.

      The issuer trustee also has certain positive obligations under the pool master mortgage insurance policy, which, if breached, may entitle the mortgage insurer to refuse or reduce the amount of the claim with respect to a housing loan. These obligations include (but are not limited to):

      o     paying any premium by the due date;

      o     not making any representation or statement (deemed or otherwise) in a proposal that is incorrect or a breach of the duty of disclosure;

      o     ensuring there is an approved servicer in respect of the insured housing loan at all times;

      o     ensuring there is a condition in the insured housing loan contract that the mortgaged property is kept insured under an approved general insurance policy and not advancing any part of the insured housing loan to the borrower before the mortgaged property is so insured;

      o     where a mortgage is not a first mortgage, taking such action as the mortgage insurer may require to oppose any application by any prior mortgagee for foreclosure against the borrower and the insured trustee;

      o     ensuring the mortgage has been duly registered with the land titles office in the State or Territory in which the mortgaged property is situated;

      o     ensuring the housing loan contract, any mortgage guarantee or any collateral security is duly stamped in each relevant State or
            Territory; and

      o     notifying the mortgage insurer of any additional advance made on the security of the property, and pay any additional premium required by the mortgage insurer.

EXCLUSIONS

      The Pool Master Mortgage Insurance Policy does not cover any loss arising from:

      o     any war or warlike activities;

                                      S-90

      o     the use, existence or escape of nuclear weapons or nuclear contamination;

      o     the existence or escape of any pollution or environmentally hazardous material;

      o     the fact that the housing loan or any collateral security is void or unenforceable; or

      o     any failure of the housing loan mortgagor guarantee or collateral security to comply with the requirements of the Australian Consumer
            Credit Code.

SUBMISSION FOR PAYMENT OF CLAIMS

      A claim for a loss in respect of a housing loan insured under the Pool
Master Mortgage Insurance Policy must be lodged within 28 days after the loss date unless in its absolute discretion the Insurer otherwise agrees. Where a claim is not lodged within 28 days after the Loss Date the claim shall be reduced for any loss and damage the mortgage insurer suffers by reason of the delay in lodgment of the claim.

DESCRIPTION OF THE MORTGAGE INSURER

GENWORTH FINANCIAL MORTGAGE INSURANCE PTY LIMITED

      LOANS INSURED BY HOUSING LOANS INSURANCE CORPORATION - Housing Loans
Insurance Corporation ("HLIC" or the "STATUTORY AUTHORITY") was a Commonwealth
Government statutory authority established under the Housing Loans Insurance Act
1965 (Cth). With effect from December 15, 1997 the Commonwealth Government:

      (a)   transferred to the Commonwealth Government (pursuant to the Housing
            Loans Insurance Corporation (Transfer of Assets and Abolition) Act
            1996) (Cth) the liabilities of the Statutory Authority in relation to contracts of insurance to which the Statutory Authority was a party immediately before that day;

      (b)   established a new corporation, Housing Loans Insurance Corporation
            Limited (ACN 071 466 334), which has since changed its name to GE
            Mortgage Insurance Pty Limited ("GEMI"), to manage these contracts of insurance on behalf of the Commonwealth of Australia; and

      (c)   sold that new corporation (including the assets and infrastructure of the Statutory Authority) to GE Capital Australia, which is a wholly owned subsidiary of General Electric Company ("GE").

      References in this prospectus supplement to "HLIC" are, with respect to contracts of insurance to which the Statutory Authority was a party on or before
December 12, 1997 and which are now vested in the Commonwealth of Australia.

      LOANS INSURED BY THE GENWORTH FINANCIAL GROUP - GE Capital Mortgage
Insurance Corporation (Australia) Pty Limited ("GEMICO") commenced operations in
March, 1998 and was established by GE as a sister company to GEMI. It is also a wholly owned subsidiary of GE Capital Australia.

      Together GEMI and GEMICO insured all loans between December 15, 1997 and
March 31, 2004.

                                      S-91

      On March 31, 2004 the lenders mortgage insurance ("LMI") businesses
(including all of the LMI policies written during such period) of GEMI and
GEMICO were transferred to a new entity - GE Mortgage Insurance Company Pty
Limited ("GENWORTH GEMICO").

      The transfer of the LMI policies was made pursuant to two separate schemes under the Insurance Act 1973 (Cth) ("INSURANCE ACT") approved by both APRA and the Federal Court of Australia. One scheme effected the transfer of LMI policies issued by GEMI and the other scheme effected the transfer of LMI policies issued by GEMICO.

      Upon the completion of the transfer, the then current claims paying ratings for both GEMI and GEMICO ("AA" by S&P and Fitch Ratings and "Aa2" by
Moody's) were withdrawn and identical ratings were issued by all three local ratings agencies in respect of Genworth.

      On or about May 24, 2004, Genworth GEMICO became a wholly owned subsidiary of a newly incorporated and U.S. domiciled entity, Genworth Financial, Inc.
(NYSE: GNW). Genworth Financial, Inc. is a leading insurance holding company in the United States, serving the lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers in 24 countries including the U.S., Canada, Australia, and more than a dozen European countries. Genworth Financial, Inc.'s rated mortgage insurance companies have financial strength ratings of "AA" (Very Strong) from Standard & Poor's, "Aa2"
(Excellent) from Moody's and "AA" (Very Strong) from Fitch Ratings.

      On November 25, 2005 Genworth GEMICO changed its name to Genworth
Financial Mortgage Insurance Pty Limited (ABN 60 106 974 305).

      The principal place of business of Genworth Financial Mortgage Insurance
Pty Limited is Level 23, 259 George Street, Sydney, New South Wales, Australia.

      For further information concerning Genworth Financial Mortgage Insurance
Pty Limited, see the Financial Statements of Genworth which are contained in the
Current Report on Form 8-K dated December 27, 2006 filed by Genworth Financial,
Inc. with the Securities and Exchange Commission. That report may be reviewed at the EDGAR website maintained by the Securities and Exchange Commission at
www.SEC.gov and at Genworth Financial Inc. website at www.Genworth.com.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The financial statements of Genworth Financial Mortgage Insurance Pty
Limited, an indirect subsidiary of Genworth Financial, Inc. as of December 31,
2005 and 2004, and for the years ended December 31, 2005, 2004 and 2003, are included in, or as exhibits to the Current Report on Form 8-K dated December 27,
2006 filed by Genworth Financial, Inc. with the Securities and Exchange
Commission, are hereby incorporated by reference in this prospectus supplement.

      All financial statements of Genworth Financial Mortgage Insurance Pty
Limited included in, or as exhibits to, documents filed by Genworth Financial,
Inc. pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange
Act of 1934, after the filing of this prospectus supplement and before the termination of the offering of the notes shall be deemed incorporated by reference into this prospectus supplement.

LIQUIDITY FACILITY

      Under the amended liquidity facility agreement, the liquidity facility provider agrees to make advances to the issuer trustee for the purpose of meeting shortfalls between the Finance Charge Collections, Mortgage Insurance
Income Proceeds, Other Income and the Income Carryover Amount on a monthly payment date and the payments to be made from the Available Income Amount, other than

                                      S-92

reimbursements of principal draws any allocations for an Income Carryover
Amount, any reimbursements of principal charge-offs, payments of the manager's arranging fee and any payments to the income unitholder, on that monthly payment date.

      The liquidity facility provider agrees to make advances to the issuer trustee up to the liquidity facility limit. The liquidity facility limit is equal to the lesser of:

      o     A$68 million and

      o     the Performing Housing Loans Amount at that time,

      or such greater or lesser amount agreed by the liquidity facility provider, the manager and the rating agencies.

      Interest is payable to the liquidity facility provider on the principal outstanding under the liquidity facility, and a commitment fee is payable to the liquidity facility provider, quarterly in arrears on each quarterly payment date to the extent that funds are available for this purpose as described in
"Description of the Offered Notes--Payment of the Available Income Amount" in
this prospectus supplement.

      The liquidity facility will terminate upon the earlier to occur of:

      o     the monthly payment date in February, 2039;

      o     the date on which the liquidity facility provider declares the liquidity facility terminated following an event of default under the liquidity facility or where it becomes unlawful or impossible to maintain or give effect to its obligations under the liquidity facility;

      o     the date one month after all notes and redraw bonds are redeemed;

      o     the quarterly payment date upon which the issuer trustee, as directed by the manager, appoints a replacement liquidity facility provider, provided that each rating agency has confirmed that this will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the notes or redraw bonds; and

      o     the date on which the liquidity limit is reduced to zero by agreement between the liquidity facility provider, the manager and the rating agencies.

GOVERNING LAW

      The underwriting agreement, the credit support annex to the currency swap agreement are governed by the laws of New York. All the other transaction documents, and the balance of the currency swap agreement, are governed by the laws of the Australian Capital Territory, Australia.

                                    SERVICING

GENERAL

      Under the series supplement, Commonwealth Bank will be appointed as the initial servicer of the housing loans with a power to delegate to related companies within the Commonwealth Bank group. The day to day servicing of the housing loans will be performed by the servicer at Commonwealth Bank's loan processing centers, presently located in Sydney, Melbourne, Brisbane, Perth and
Adelaide, and at the retail branches and telephone banking and marketing centers of Commonwealth Bank and a Homepath

                                      S-93

contact center operated by Commonwealth Bank. Servicing procedures undertaken by loan processing include partial loan security discharges, loan security substitutions, consents for subsequent mortgages and arrears management.
Customer enquiries are dealt with by the retail branches and telephone banking and marketing centers. For a further description of the duties of the servicer, see "Description of the Transaction Documents--Servicing of the Housing Loans"
in the accompanying prospectus.

COLLECTION AND ENFORCEMENT PROCEDURES

HOMEPATH - COLLECTION AND ENFORCEMENT PROCEDURES

      The scheduled repayments on Homepath loans are only made by way of direct debits to a nominated bank account. The Commonwealth Bank carries out the collection and enforcement process for Homepath loans in the same manner described under "The Servicer--Collection and Enforcement Procedures" and "The
Servicer--Collection and Enforcement Process" in the accompanying prospectus.

                       PREPAYMENT AND YIELD CONSIDERATIONS

      The following information is given solely to illustrate the effect of prepayments of the housing loans on the weighted average life of the notes under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced.

GENERAL

      The rate of principal payments and aggregate amount of payments on the notes and the yield to maturity of the notes will relate to the rate and timing of payments of principal on the housing loans. The rate of principal payments on the housing loans will in turn be affected by the amortization schedules of the housing loans and by the rate of principal prepayments, including for this purpose prepayments resulting from refinancing, liquidations of the housing loans due to defaults, casualties, condemnations and repurchases by the originator. Subject, in the case of fixed rate housing loans, to the payment of applicable fees, the housing loans may be prepaid by the mortgagors at any time.

PREPAYMENTS

      Prepayments, liquidations and purchases of the housing loans, including optional purchase of the remaining housing loans in connection with the termination of the trust, will result in early payments of principal amounts on the notes. Prepayments of principal may occur in the following situations:

      o     refinancing by mortgagors with other financiers;

      o     receipt by the issuer trustee of enforcement proceeds due to a mortgagor having defaulted on its housing loan;

      o     receipt by the issuer trustee of insurance proceeds in relation to a claim under a mortgage insurance policy in respect of a housing loan;

      o     repurchase by Commonwealth Bank or Homepath as a result of a breach by it of certain representations, if any;

      o     repurchase by Commonwealth Bank or Homepath upon a further advance being made which exceeds the then scheduled balance of the housing loan by more than one scheduled monthly installment;

      o     repurchase of the housing loans as a result of an optional termination or a redemption for taxation or other reasons;

                                      S-94

      o     receipt of proceeds of enforcement of the security trust deed prior to the final maturity date of the notes; and

      o     receipt of proceeds of the sale of housing loans if the trust is terminated while notes are outstanding, for example, if required by law, and the housing loans are then either:

            o     repurchased by Commonwealth Bank under its right of first
                  refusal; or

            o     sold to a third party.

      The prepayment amounts described above are reduced by repayment to the originator of redraws and further advances as described in "Commonwealth Bank
Residential Loan Program--Special Features of the Housing Loans--Redraws and
Further Advances", "Homepath's Residential Loan Program--Special Features of the
Housing Loans" in the accompanying prospectus and "Description of the Offered
Notes--Redraws and Further Advances" in this prospectus supplement.

      Since the rate of payment of principal of the housing loans cannot be predicted and will depend on future events and a variety of factors, no assurance can be given to you as to this rate of payment or the rate of principal prepayments. The extent to which the yield to maturity of any note may vary from the anticipated yield will depend upon the following factors:

      o     the degree to which a note is purchased at a discount or premium;
            and

      o     the degree to which the timing of payments on the note is sensitive to prepayments, liquidations and purchases of the housing loans.

      A wide variety of factors, including economic conditions, the availability of alternative financing and homeowner mobility may affect the trust's prepayment experience with respect to the housing loans. In particular, under
Australian law, unlike the law of the United States, interest on loans used to purchase a principal place of residence is not ordinarily deductible for taxation purposes.

WEIGHTED AVERAGE LIVES

      The weighted average life of a note refers to the average amount of time that will elapse from the date of issuance of the note to the date each dollar in respect of principal repayable under the note is reduced to zero.

      Usually, greater than anticipated principal prepayments will increase the yield on notes purchased at a discount and will decrease the yield on notes purchased at a premium. The effect on your yield due to principal prepayments occurring at a rate that is faster or slower than the rate you anticipated will not be entirely offset by a subsequent similar reduction or increase, respectively, in the rate of principal payments. The amount and timing of delinquencies and defaults on the housing loans and the recoveries, if any, on defaulted housing loans and foreclosed properties will also affect the weighted average life of the notes.

      The following tables are based on a constant prepayment rate model.
Constant prepayment rate represents an assumed constant rate of prepayment each month, expressed as a per annum percentage of the principal balance of the pool of mortgage loans for that month. Constant prepayment rate does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of housing loans, including the housing loans in your pool. Neither Commonwealth Bank nor the manager believe that any existing statistics of which it is aware provide a reliable basis for noteholders to predict the amount or timing of receipt of housing loan prepayments.

                                      S-95

PREPAYMENT MODEL AND ASSUMPTIONS

      The following tables are based upon the assumptions in the following paragraph, and not upon the actual characteristics of the housing loans. Any discrepancies between characteristics of the actual housing loans and the assumed housing loans may have an effect upon the percentages of the principal balances outstanding and weighted average lives of the notes set forth in the tables. Furthermore, since these discrepancies exist, principal payments on the notes may be made earlier or later than the tables indicate.

      For the purpose of the following tables, it is assumed that:

      o     the housing loan pool consists of fully-amortizing housing loans taking into account any IBRO (as defined below) periods;

      o     the cut-off date is the commencement of business on January 19,
            2007;

      o     closing date for the notes is February 27, 2007;

      o     payments on the notes are made on each monthly payment date or quarterly payment date (as appropriate), regardless of the day on which payment actually occurs, commencing in March 2007 and May
            2007, respectively, in accordance with the priorities described in this prospectus supplement;

      o     the housing loans' prepayment rates are equal to the respective percentages of constant prepayment rate indicated in the tables;

      o     the scheduled monthly payments of principal and interest on the housing loans will be timely delivered on the first day of each month commencing in February 2007;

      o     there are no redraws, substitutions or payment holidays and no defaults occur with respect to the housing loans;

      o     all prepayments are prepayments in full received on the last day of each month and include 30 days' interest on the prepayment, commencing in January 2007;

      o     Principal Collections and Other Principal Amounts are paid according to the rules of payment set forth in this prospectus supplement;

      o     all payments under the swaps are made as scheduled;

      o     the manager does not direct the issuer trustee to exercise its right of optional redemption of the notes, except with respect to the line titled "WAL - To Call"; and

      o     the exchange rates are approximately US$0.7740 = A$1.00 and approximately (euro)0.5976 = A$1.00.

      The tables indicate the projected weighted average life of the notes and set forth the percentage of the initial aggregate principal balance of the notes that is projected to be outstanding after each of the dates shown at specified constant prepayment rate percentages. The tables also assume that (i) the housing loans have an aggregate principal balance of A$5,921,970,432 as of the cut-off date, and (ii) the housing

                                      S-96

loans have been aggregated into fourteen hypothetical pools with all of the housing loans within each such pool having the characteristics described below:

                                          WEIGHTED   WEIGHTED     WEIGHTED
                                          AVERAGE     AVERAGE      AVERAGE
                               WEIGHTED   ORIGINAL   REMAINING    REMAINING
             CURRENT BALANCE   AVERAGE      TERM       TERM      IBRO PERIOD
 REPLINE          (A$)         RATE (%)   (MONTHS)   (MONTHS)     (MONTHS)*
----------   ---------------   --------   --------   ---------   -----------
1            240,768,434.31     7.531       184         163           -
2            354,904,673.01     7.475       258         237           -
3            329,302,799.36     7.351       302         285           -
4            752,959,656.35     7.435       355         322           -
5            427,713,790.30     7.396       359         333           -
6            589,903,588.77     7.381       360         339           -
7            815,980,231.42     7.375       360         343           -
8            851,919,259.23     7.216       360         348           -
9            848,344,749.29     7.158       360         353           -
10           122,081,262.77     7.125       353         334          10
11           149,920,828.81     6.987       352         333          25
12           158,370,269.17     7.294       357         336          38
13           124,559,617.27     7.185       357         343          46
14           155,241,271.63     7.042       357         348          62

_____________________
*     Pool numbers 1 through 9 contain the remaining term to maturity in months where there is no interest-based repayment option ("IBRO"). Pool numbers
      10 through 14 include loans with an interest-based repayment option.

      It is not likely that the housing loans will pay at any assumed constant prepayment rate to maturity or that all housing loans will prepay at the same rate. In addition, the diverse remaining terms to maturity of the housing loans could produce slower or faster payments of principal than indicated in the tables at the assumed constant prepayment rate specified, even if the weighted average remaining term to maturity of the housing loans is the same as the weighted average remaining term to maturity of the assumptions described in this section. You are urged to make your investment decisions on a basis that includes your determination as to anticipated prepayment rates under a variety of the assumptions discussed in this prospectus supplement as well as other relevant assumptions.

      In the following table, the percentages have been rounded to the nearest whole number and the weighted average life of a class of notes is determined by the following three step process:

      o     multiplying the amount of each payment of principal thereof by the number of months from the date of issuance to the related payment date,

      o     summing the results, and

                                      S-97

      o     dividing the sum by the aggregate payments of principal referred to in the first clause above, expressing the result in years, and rounding to two decimal places.

      The source of the information in the following table is Commonwealth Bank.

    PERCENT OF INITIAL PRINCIPAL OUTSTANDING AT THE FOLLOWING PERCENTAGES OF
                      CONSTANT PREPAYMENT RATE CLASS A-1(1)

DATE                  0%        14%       21%       28%       35%       42%
----                -------   -------   -------   -------   -------   -------
Initial Balance      100       100       100       100       100       100
Apr 27, 2008          98        80        71        62        53        45
Apr 27, 2009          97        65        51        38        26        16
Apr 27, 2010          95        51        34        21         9         *
Apr 27, 2011          93        40        22         8         0         0
Apr 27, 2012          91        30        12         0         0         0
Apr 27, 2013          88        22         5         0         0         0
Apr 27, 2014          86        15         0         0         0         0
Apr 27, 2015          83        10         0         0         0         0
Apr 27, 2016          80         5         0         0         0         0
Apr 27, 2017          77         *         0         0         0         0
Apr 27, 2018          74         0         0         0         0         0
Apr 27, 2019          70         0         0         0         0         0
Apr 27, 2020          66         0         0         0         0         0
Apr 27, 2021          62         0         0         0         0         0
Apr 27, 2022          58         0         0         0         0         0
Apr 27, 2023          54         0         0         0         0         0
Apr 27, 2024          50         0         0         0         0         0
Apr 27, 2025          45         0         0         0         0         0
Apr 27, 2026          40         0         0         0         0         0
Apr 27, 2027          34         0         0         0         0         0
Apr 27, 2028          29         0         0         0         0         0
Apr 27, 2029          23         0         0         0         0         0
Apr 27, 2030          17         0         0         0         0         0
Apr 27, 2031          10         0         0         0         0         0
Apr 27, 2032           4         0         0         0         0         0

WAL TO MATURITY       15.88      3.80      2.55      1.88      1.46      1.17
WAL TO CALL           15.88      3.80      2.55      1.88      1.46      1.17

* indicates a value of less than 0.5% and greater than 0.0%.

_____________________
(1) This table shows the percentage of the initial aggregate principal balance of the notes that is projected to be outstanding after the Quarterly Payment
Date preceding the date shown.

                                      S-98

                       PLAN OF DISTRIBUTION--UNDERWRITING

      Under the terms and subject to the conditions contained in the underwriting agreement among Commonwealth Bank, the issuer trustee, the manager and the underwriters, the issuer trustee has agreed to sell to each of the underwriters, and each of the underwriters has agreed to purchase from the issuer trustee the principal amount of the offered notes set forth opposite its name below:

                                                       PRINCIPAL AMOUNT OF
                                                            CLASS A-1
UNDERWRITERS                                               NOTES (US$)
------------                                           -------------------
Deutsche Bank Securities Inc........................            $
Credit Suisse Securities (USA) LLC..................            $
SG Americas Securities, LLC.........................            $
Commonwealth Bank of Australia......................            $

      The underwriting agreement provides that the underwriters are obligated, subject to certain conditions in the underwriting agreement, to purchase all of the offered notes if any are not purchased. In certain circumstances, the underwriting agreement may be terminated if there is a default by an underwriter. The underwriting agreement will be governed by and construed in accordance with the laws of the State of New York.

      The underwriters propose to initially offer the offered notes at the public offering price on the cover page of this prospectus supplement and to selling group members at the public offering price less a concession not in excess of the amount set forth in the following table, expressed as a percentage of the relative principal balance. The underwriters and selling group members may reallow a discount not in excess of the amount set forth in the following table to other broker/dealers. After the initial public offering, the public offering price and concessions and discounts to broker/dealers may be changed by the representative of the underwriters.

                                                         SELLING     REALLOWANCE
                                                       CONCESSIONS    DISCOUNT
                                                       -----------   -----------
      Class A-1 notes...............................             %             %

      Commonwealth Bank estimates that the out-of-pocket expenses for this
offering will be approximately US$     . Certain of these expenses will be
reimbursed by the underwriters on the closing date.

      The underwriters have informed Commonwealth Bank and the manager that the
underwriters do not expect discretionary sales by them to exceed       % of the
principal balance of the offered notes.

      The offered notes are a new issue of securities with no established trading market. One or more of the underwriters intends to make a secondary market for the offered notes. However, they are not obligated to do so and may discontinue making a secondary market for the offered notes at any time without notice. No assurance can be given as to how liquid the trading market for the offered notes will be.

      The representative, on behalf of the underwriters, may engage in transactions that stabilize, maintain or otherwise affect the price of the offered notes. The underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. In this regard:

                                      S-99

      o     Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position;

      o     Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum;

      o     Syndicate covering transactions involve purchases of the offered notes in the open market after the distribution has been completed in order to cover syndicate short positions; and

      o     Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the offered notes originally sold by a syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions.

      Stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the offered notes to be higher than it would otherwise be in the absence of these transactions. These transactions, if commenced, may be discontinued at any time.

      Commonwealth Bank, an affiliate of the manager, is not registered as a broker-dealer in the United States. Commonwealth Bank will participate in the distribution of the offered notes in the United States through Commonwealth
Bank, New York Branch acting as agent for Commonwealth Bank, in reliance on federal and state banking and securities laws, regulations and interpretive positions allowing banks to offer and sell mortgage-backed securities representing interests in mortgage assets originated or purchased by the banking organization offered notes.

      Pursuant to the underwriting agreement, the manager, Commonwealth Bank and the issuer trustee have agreed to indemnify the underwriters against certain liabilities, including civil liabilities under the Securities Act, or contribute to certain payments which the underwriters may be responsible for.

      In the ordinary course of its business, some of the underwriters and some of their affiliates have in the past and may in the future engage in commercial and investment banking activities with Commonwealth Bank and its affiliates.

      The primary source of information available to investors concerning the offered notes will be the quarterly statements discussed in the accompanying prospectus under "Description of the Offered Notes--Reports to Holders of the
Offered Notes" and in this prospectus supplement under "Description of the
Offered Notes--Reports to Noteholders," which will include information as to the outstanding principal balance of the offered notes. There can be no assurance that any additional information regarding the offered notes will be available through any other source. In addition, the manager is not aware of any source through which price information about the offered notes will be available on an ongoing basis. The limited nature of this information regarding the offered notes may adversely affect the liquidity of the offered notes, even if a secondary market for the offered notes becomes available.

OFFERING RESTRICTIONS

UNITED KINGDOM

      Each underwriter has agreed that

      o     it has complied with and will comply with all applicable provisions of the FSMA, with respect to anything done by it in relation to the offered notes in, from or otherwise involving the United Kingdom;
            and

                                      S-100

      o     it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any offered note in circumstances in which section 21(1) of the FSMA does not apply to the issuer trustee.

AUSTRALIA

      Each underwriter has agreed that it will not sell offered notes to, or invite or induce offers for the offered notes from, any person identified as an offshore associate of the issuer trustee or Commonwealth Bank of Australia in the underwriting agreement or any other offshore associate from time to time specified in writing to the relevant underwriter by the issuer trustee or
Commonwealth Bank of Australia.

SPAIN

      Each underwriter has agreed that the offered notes have not been and will not be offered, sold or distributed in the Kingdom of Spain save in accordance with the requirements of the Spanish Securities Market Law of 28 July 1988 (Ley
24/1988, de 28 de julio, del Mercado de Valores) as amended and restated, and
Royal Decree 291/1992, of 27 March, on Issues and Public Offerings of Securities
(Real Decreto 291/1992, de 27 de marzo, sobre Emisiones y Ofertas Publicas de
Venta de Valores) as amended and restated and the decrees and regulations made thereunder.

      Neither the offered notes nor this prospectus have been or will be verified or registered in the administrative registries of the Spanish
Securities Markets Commission (Comision Nacional del Mercado de Valores).

      Accordingly, the offered notes have not been and will not be sold, offered or distributed in Spain except in circumstances which do not constitute a public offer of securities in Spain within the meaning of the Spanish Securities Market
Law and further relevant legislation or without complying with all legal and regulatory requirements in relation thereto.

ITALY

      The offered notes have not been registered pursuant to Italian securities legislation and, accordingly, each underwriter has represented and agreed that no action has or will be taken by it which would allow an offering (or a
"sollecitazione all'investimento") of the notes to the public in the Republic of
Italy, and that sale of the notes to any persons in the Republic of Italy shall be effected in accordance with Italian securities, tax and other applicable laws and regulations.

      Each underwriter has represented that it has not offered, sold or delivered and will not offer, sell or deliver any of the offered notes or distribute or make available any of the offered notes or copies of this prospectus supplement and the accompanying prospectus relating to the offered notes or any other offering material relating to the offered notes in the
Republic of Italy except:

      o     to professional investors (operatori qualificati), as defined in
            Article 31, second paragraph of Regulation No. 11522 of 1st July,
            1998 issued by the Commissione Nazionale per le Societa e la Borsa
            ("CONSOB"), as amended ("REGULATION NO. 11522");

      o     in circumstances which are exempted from the rules on solicitation of investments pursuant to Article 100 of Legislative Decree No. 58 of 24th February, 1998, as amended (the "Financial Services Act")
            and Article 33, first paragraph, of CONSOB Regulation No. 11971 of
            14th May, 1999, as amended; or

                                      S-101

      o     as a consequence of a specific individual agreement with an Italian resident who has submitted an unsolicited offer to purchase such offered notes, in compliance with Italian securities, tax and any other applicable laws or regulations.

      Any offer, sale or delivery of the offered notes or distribution of copies of this prospectus supplement or any other document relating to any of the notes in Italy under the above paragraphs in this section "Republic of Italy" must be:

      o     made by an investment firm, bank or financial intermediary permitted to conduct such activities in the Republic of Italy in accordance with the Financial Services Act, Legislative Decree No. 385 of 1st
            September, 1993, as amended (the "Italian Banking Act"), Regulation
            No. 11522 and any other applicable laws and regulations;

      o     in compliance with Article 129 of the Italian Banking Act and the implementing guidelines of the Bank of Italy pursuant to which the issue or the offer of securities in Italy may need to be preceded and followed by an appropriate notice to be filed with the Bank of
            Italy depending, inter alia, on the aggregate value of the securities issued or offered in Italy and their characteristics;

      o     in compliance with any other application notification, requirement or limitation which may be imposed by CONSOB or the Bank of Italy.
            For the avoidance of doubt no application pursuant to Article 129 of the Italian Banking Act has been made to the Bank of Italy by any of the underwriters; and

      o     in compliance with the banking transparency requirements set forth in the Italian Banking Act and the implementing regulations and decrees.

IRELAND

      Each underwriter has agreed that it has not and will not underwrite the issue of or place the offered notes otherwise than in conformity with the provisions of the Irish Investment Intermediaries Act 1995 (as amended), including, without limitation, Sections 9, 23 (including any advertising restrictions made thereunder) and 50 and any conduct of business rules made under Section 37.

OTHER JURISDICTIONS

      The distribution of this prospectus supplement and the prospectus and the offering and sale of the offered notes in certain other foreign jurisdictions may be restricted by law. The offered notes may not be offered or sold, directly or indirectly, and neither this prospectus nor any form of application, advertisement or other offering material may be issued, distributed or published in any country or jurisdiction, unless permitted under all applicable laws and regulations. Each underwriter has agreed to comply with all applicable securities laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers offered notes or possesses or distributes this prospectus supplement, the prospectus or any other offering material.

                             ADDITIONAL INFORMATION

      The description in this prospectus supplement of the housing loan pool and the mortgaged properties is based upon the housing loan pool as constituted at the close of business on the cut-off date. Prior to the issuance of the offered notes, housing loans may be removed from the housing loan pool as a result of incomplete or defective documentation, or if it determined that the housing loan does not satisfy the characteristics described in this prospectus supplement. A limited number of other housing loans may be added to the housing loan pool prior to the issuance of the offered notes in substitution for removed

                                      S-102

housing loans. The information in this prospectus supplement will be substantially representative of the characteristics of the housing loan pool as it will be constituted at the time the offered notes are issued, although the range of mortgage rates and maturities and some other characteristics of the housing loans in the housing loan pool may vary. In the event housing loans are removed from or added to the housing loan pool after the date hereof prior to the closing and any material pool characteristics of the actual housing loan pool differ by 5% or more from the description of the housing loan pool in this prospectus supplement, a current report on Form 8-K describing the final housing loan pool will be filed with the Securities and Exchange Commission in a timely manner after the closing date.

      A current report on Form 8-K will be available to purchasers of the offered notes and will be filed by the manager, as depositor, in respect of the issuing entity, in its own name, together with the note trust deed, supplementary terms notice and security trust deed, with the Securities and
Exchange Commission within fifteen days after the initial issuance of the offered notes.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

      The offered notes will be characterized as debt for United States federal income tax purposes. See "United States Federal Income Tax Matters" in the
accompanying prospectus.

      Although Mayer, Brown, Rowe & Maw LLP will give its opinion that the offered notes will be treated as debt and the issuer trustee will treat the offered notes as debt of the issuer trustee for all United States federal income tax purposes, there is no direct authority on transactions comparable to that contemplated herein, and thus the IRS may attempt to characterize the offered notes in an alternative fashion. One possible alternative characterization is that the IRS could assert that the offered notes should be treated as an equity interest in the issuer trustee for United States federal income tax purposes and, in which case, holders of the offered notes would be treated as owning equity in a passive foreign investment company or, depending on the level of ownership and certain other factors, might also be treated as owning an interest in a controlled foreign corporation. Treatment of the offered notes as an equity interest in the issuer trustee would result in certain timing and character consequences to United States noteholders and could require certain elections and disclosures that would need to be made shortly after acquisition to avoid potentially adverse United States federal income tax consequences. Prospective investors should consult their own tax advisors with respect to the potential impact of an alternative characterization of the offered notes for United States federal income tax purposes.

                              ERISA CONSIDERATIONS

      Subject to the restrictions described in "ERISA Considerations" in the accompanying prospectus, the offered notes are eligible for purchase by employee benefit plans. By its acquisition of an offered note, each investor shall be deemed to represent and warrant that either (i) it is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to the provisions of
Title I of ERISA, a "plan" as described in Section 4975(e)(1) of the Code, any entity whose underlying assets include plan assets of any of the foregoing or any other plan that is subject to a law that is substantially similar to Title I of ERISA or Section 4975 of the Code or (ii) its purchase and holding of the offered note will not result in a non-exempt prohibited transaction under
Section 406 of ERISA, Section 4975 of the Code or any substantially similar applicable law. See "ERISA Considerations" in the accompanying prospectus.

                        EXCHANGE CONTROLS AND LIMITATIONS

RESERVE BANK OF AUSTRALIA APPROVAL

      Under Australian foreign exchange controls, which may change in the future, payments by a person in Australia to, by order of or on behalf of the following payees may only be made with Reserve Bank of Australia approval:

                                      S-103

      o     the Embassy or Consulate-General of the Federal Republic of
            Yugoslavia (in respect of any amount in excess of $100,000);

      o     the Narodna Banka Jugoslavije (including Banque Nationale de
            Yugoslavie) (in respect of any amount in excess of A$ 100,000); or

      o     certain other persons and entities listed in instruments issued under the Australian Banking (Foreign Exchange) Regulations and
            published on behalf of the Reserve Bank of Australia in the
            Commonwealth of Australia Gazette on October 24, 2001.

      Reserve Bank of Australia approval is also required in relation to the taking or sending out of Australia by a person of any Australian currency derived or generated from property, securities or funds owed or controlled directly or indirectly or otherwise relating to payments directly or indirectly to, or for the benefit of, certain ministers and senior officials of the government of Zimbabwe as listed in instruments issued under the Australian
Banking (Foreign Exchange) Regulations and published on behalf of the Reserve
Bank of Australian in the Commonwealth of Australia Gazette on December 11, 2002
and November 30, 2005.

      Reserve Bank of Australia approval is also required in relation to the buying, borrowing, selling, lending or exchanging of foreign currency where that transaction relates to property, securities or funds owned or controlled directly or indirectly by, or otherwise relating to payments directly or indirectly to, or for the benefit of certain persons associated with the
Democratic People's Republic of Korea, published on behalf of the Reserve Bank of Australia in the Commonwealth of Australia Special Notice Gazette No. S176 on
September 19, 2006.

AUSTRALIAN MINISTERIAL APPROVAL

      Additionally, under Part 4 of the Australian Charter of the United Nations
Act 1945 and the Australian Charter of United Nations (Terrorism and Dealings
with Assets) Regulations 2002 the approval of the Australian Minister for
Foreign Affairs, or the Minister's delegate, is required with respect to certain payments and actions in relation to an asset proscribed or listed under, or which is owned or controlled directly or indirectly by a person or entity proscribed or listed under those Regulations or is an asset derived or generated from such assets (proscribed persons presently include, amongst others, the
Taliban, Usama bin Laden, a member of the Al-Qaida organisation and other persons and entities connected with them). The Australian Department for Foreign
Affairs and Trade maintains a consolidated list of all such proscribed and listed persons and entities, which is publicly available on its website. The identity of such proscribed persons or entities under those regulations may change in the future.

      Under Part 4 of the Australian Charter of the United Nations Act 1945 and
the Iraq (Reconstruction and Repeal of Sanctions) Regulations 2003, the approval of the Minister for Foreign Affairs, or the Minister's delegate, is required with respect to certain payments and actions in relation to certain Iraqi assets, assets acquired by certain Iraqis and assets derived or generated from such assets.

      Under Part 4 of the Australian Charter of the United Nations Act 1945 and
the Charter of the United Nations (Sanctions - Liberia) Regulations 2002 the
assets owned or controlled by certain persons or entities as listed by the
Security Council Committee, as established pursuant to United Nations Security
Council Resolution 1521 (2003), are frozen. Under the Charter of the United
Nations (Sanctions Liberia) Regulations 2002, it an offence to engage in dealings with or to facilitate dealings with such frozen assets or to give any asset to such listed persons or entities.

                                      S-104

                                  AUTHORIZATION

      The issuer trustee has obtained all necessary consents, approvals and authorizations in connection with the issue and performance of the offered notes. The issue of the offered notes has been authorized by the resolutions of the board of directors of Perpetual Trustee Company Limited passed on .

                                   LITIGATION

      Commonwealth Bank of Australia, Securitisation Advisory Services Pty
Limited, Homepath Pty Limited, The Bank of New York, the issuer trustee and P.T.
Limited in its capacity as trustee of the security trust are not, and have not been, involved in any litigation, arbitration or governmental proceedings that may have, or have had during the twelve months preceding the date of this prospectus supplement, a significant effect on their financial position nor, so far as they are aware, are any such litigation, arbitration or governmental proceedings pending or threatened.

                       LISTING ON THE IRISH STOCK EXCHANGE

      Application has been made by Securitisation Advisory Services Pty Limited, as manager, to the IFSRA, as competent authority under the Prospectus Directive, for the prospectus supplement and accompanying prospectus relating to the offered notes to be approved. Application has been made by Securitisation
Advisory Services Pty Limited, as manager, to the Irish Stock Exchange for the offered notes to be admitted to the Official List and trading on its regulated market. Perpetual Trustee Company Limited has not authorized or caused the issue of this prospectus supplement or the accompanying prospectus and has not made or authorized the application for admission and/or trading on the Irish Stock
Exchange. The estimated total expenses related to the admission of the offered notes to trading on the Irish Stock Exchange are expected to be approximately
(euro)8,500. No application has been made to list the offered notes on any other stock exchange. There can be no assurance that such listing will be granted.
Prior to the purchase of any offered notes, each investor in the offered notes is advised to check whether the Irish Stock Exchange listing application has been approved.

      For the life of this prospectus, copies of the offered note trust deed, the series supplement and the resolutions of the board of directors of the issuer trustee authorizing the issuance of the offered notes will be available for inspection during normal business hours at the registered offices of the
Irish paying agent and the manager.

      In addition to the foregoing, for the life of this prospectus, copies of the series supplement, the offered note trust deed, the security trust deed, the currency swaps and interest rate swap agreements will be physically available for inspection and will be obtainable free of charge during normal business hours at the registered office of Deutsche Bank Luxembourg SA, 2, Boulevard
Konrad Adenauer, L-1115 Luxembourg, and the registered office of the manager, where copies thereof may be obtained upon request. For the life of this prospectus, this prospectus will be available free of charge to the public during normal business hours at the registered office of the Irish paying agent.
The monthly noteholder reports will be available during normal business hours at the registered office of the manager and the Irish paying agent.

      The manager has undertaken that, for as long as any of the offered notes are listed on the Irish Stock Exchange, it will notify the Irish Stock Exchange of any material amendment to any transaction document and if any party to any transaction document resigns or is replaced (together with details of any relevant replacement party).

      As at the date of the prospectus supplement, the trust has no borrowings or indebtedness and there has been no change in the capitalization of the trust since it was established.

                                      S-105

      So long as the offered notes are listed on the Irish Stock Exchange and the rules of the Irish Stock Exchange so require, copies of notices to holders of the offered notes must be forwarded in final form to the Company Announcement
Office of the Irish Stock Exchange, no later than the day of dispatch.

      Under the note trust deed, the issuer trustee is required to provide to the note trustee, on an annual basis, written confirmation: (i) as to whether or not the issuer trustee is aware that an event of default under the security trust deed has occurred and (ii) as to any other matter which is required to be notified to the note trustee under the transaction documents and which has not previously been so notified.

      From the date of the creation of Medallion Trust Series 2007-1G, to the date of issue of the offered notes, the issuer trustee will not, in its capacity as trustee of Medallion Trust Series 2007-1G, carry on any business. Medallion
Trust Series 2007-1G is not required by Australian law and does not intend to publish annual reports and accounts, and no accounts with respect to Medallion
Trust Series 2007-1G have been prepared prior to the date of this prospectus supplement.

                   DTC, EUROCLEAR AND CLEARSTREAM, LUXEMBOURG

      The offered notes have been accepted for clearance through DTC, Euroclear and Clearstream, Luxembourg with the following CUSIP numbers, ISINs and Common
Codes:

                                           CUSIP       ISIN       COMMON CODE
                                         ---------   --------   ----------------
Class A-1 notes.......................

                                  ANNOUNCEMENT

      By distributing or arranging for the distribution of this prospectus supplement to the underwriters and the persons to whom this prospectus supplement and the accompanying prospectus are distributed, the issuer trustee announces to the underwriters and each such person that:

      o     the offered notes will initially be issued in the form of book-entry notes and will be held by Cede & Co., as nominee of DTC;

      o     in connection with the issue, DTC will confer rights in the offered notes to the noteholders and will record the existence of those rights; and

      o     as a result of the use of the offered notes in this manner, these rights will be created.

                              RATINGS OF THE NOTES

      The issuance of the offered notes, the Class A-2 notes, the Class A-3 notes and the Class A-4 notes will be conditioned on obtaining a rating of AAA by Standard & Poor's and Aaa by Moody's and AAA by Fitch Ratings. The issuance of the Class B notes will be conditioned on obtaining a rating of AA by Standard
& Poor's, Aa2 by Moody's and AA by Fitch Ratings. You should independently evaluate the security ratings of each class of notes from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities. A rating does not address the market price or suitability of the offered notes for you. A rating may be subject to revision or withdrawal at any time by the rating agencies. The rating does not address the expected schedule of principal repayments other than to say that principal will be returned no later than the final maturity date of the notes.

      The ratings of the offered notes will be based on several factors including the creditworthiness of the housing loans, the subordination provided by the Class B notes with respect to the notes, the

                                      S-106

availability of excess available income after payment of interest on the notes and the trust's expenses, the mortgage insurance policies, the availability of the liquidity facility and principal draws, the creditworthiness of the swap providers and the mortgage insurers and the foreign currency rating of
Australia.

      The Commonwealth of Australia's current foreign currency long term debt rating is AAA by S&P, Aaa by Moody's and AA+ by Fitch Ratings. In the context of an asset securitization, the foreign currency rating of a country reflects, in general, a rating agency's view of the likelihood that cash flow on the assets in such country's currency will be permitted to be sent outside of that country.
None of the rating agencies have been involved in the preparation of this prospectus supplement and the accompanying prospectus.

      For so long as any offered notes are listed on the Irish Stock Exchange and the rules of the Irish Stock Exchange so require, the manager will inform the Irish Stock Exchange and file a notice with the Irish Stock Exchange if the ratings assigned to any such notes are reduced or withdrawn.

                                     EXPERTS

      The financial statements of Genworth Financial Mortgage Insurance Pty Ltd as of December 31, 2005 and 2004 for each of the years in the three-year period ended December 31, 2005, have been incorporated by reference herein in reliance upon the report of KPMG, an independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

      The consolidated financial statements of Commonwealth Bank of Australia and its subsidiaries incorporated by reference in this prospectus supplement for the years ended June 30, 2006, 2005 and 2004 have been audited by Ernst & Young
LLP, an independent registered public accounting firm. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                                  LEGAL MATTERS

      Mayer, Brown, Rowe & Maw LLP, New York, New York, will pass upon some legal matters with respect to the offered notes, including the material U.S.
federal income tax matters, for Commonwealth Bank and Securitisation Advisory
Services Pty Limited. Clayton Utz, Sydney, Australia, will pass upon some legal matters, including the material Australian tax matters, with respect to the offered notes for Commonwealth Bank and Securitisation Advisory Services Pty
Limited. Sidley Austin LLP will pass upon some legal matters for the underwriters.

                                      S-107

                                    DIRECTORY

                         SPONSOR, DEPOSITOR AND MANAGER
                  SECURITISATION ADVISORY SERVICES PTY LIMITED
                            Level 7, 48 Martin Place,
                       Sydney, New South Wales, Australia

                                    SERVICER
                         COMMONWEALTH BANK OF AUSTRALIA
                            Level 7, 48 Martin Place,
                       Sydney, New South Wales, Australia

                                 ISSUER TRUSTEE
                        PERPETUAL TRUSTEE COMPANY LIMITED
                            Level 12, 123 Pitt Street
                       Sydney, New South Wales, Australia

                                SECURITY TRUSTEE
                                  P.T. LIMITED
                            Level 12, 123 Pitt Street
                       Sydney, New South Wales, Australia

                      NOTE TRUSTEE, PRINCIPAL PAYING AGENT,
                     AGENT BANK AND US DOLLAR NOTE REGISTRAR
                              THE BANK OF NEW YORK
                  101 Barclay Street, New York, New York 10286
                            United States of America

                        AUSTRALIAN COUNSEL TO THE MANAGER
                                   CLAYTON UTZ
                                   Level 19-35
                             No. 1 O'Connell Street
                       Sydney, New South Wales, Australia

                               IRISH LISTING AGENT
                           DEUTSCHE BANK LUXEMBOURG SA
                          2, Boulevard Konrad Adenauer
                                L-1115 Luxembourg

                               IRISH PAYING AGENT
           DEUTSCHE INTERNATIONAL CORPORATE SERVICES (IRELAND) LIMITED
                              5 Harbourmaster Place
                     International Financial Services Centre
                          Dublin 1, Republic of Ireland

     UNITED STATES COUNSEL TO                     UNITED STATES COUNSEL TO
            THE MANAGER                               THE UNDERWRITERS
   Mayer, Brown, Rowe & Maw LLP                       Sidley Austin LLP
           1675 Broadway                             787 Seventh Avenue
     New York, New York 10019                     New York, New York 10019
     United States of America

                                      S-108

     UNITED STATES COUNSEL TO                       AUSTRALIAN COUNSEL TO
         THE NOTE TRUSTEE                            THE ISSUER TRUSTEE
       Dorsey & Whitney LLP                       Mallesons Stephen Jaques
          250 Park Avenue                          Governor Phillip Tower
     New York, New York 10177                          1 Farrer Place
                                             Sydney, New South Wales, Australia

       AUSTRALIAN COUNSEL TO                    UK COUNSEL TO THE JOINT LEAD
         THE NOTE TRUSTEE                    MANAGERS (FOR THE CLASS A-3 NOTES)
     Mallesons Stephen Jaques                         Simmons & Simmons
      Governor Phillip Tower                              CityPoint
          1 Farrer Place                            One Ropemaker Street
Sydney, New South Wales, Australia                     London EC2Y 9SS
                                                       United Kingdom

                                      S-109

                                    GLOSSARY

      Additional definitions of capitalized terms used in this prospectus supplement can be found under the caption "Glossary" in the accompanying prospectus. When a capitalized term is both defined below and in the accompanying prospectus, the definition below will apply for the purpose of this prospectus supplement and the accompanying prospectus in relation to the offered notes.

A$ CLASS A-1 FLOATING AMOUNT.........................    see page S-78.

A$ CLASS A-3 FLOATING AMOUNT.........................    see page S-78.

ACCRUED INTEREST ADJUSTMENT..........................    means the amount of interest accrued on the housing loans for, and any fees in relation to the housing loans falling due for payment during, the period commencing on and including the date on which interest is debited to the relevant housing loan
                                                         accounts by the servicer for that housing loan immediately prior to the Cut-Off Date and ending on but excluding the
                                                         Closing Date and any accrued interest and fees due but unpaid in relation to the housing loan prior to the date that interest is debited to the relevant housing loan accounts.

ADJUSTED STATED AMOUNT...............................    means, in relation to the Class A-1 notes, the A$ equivalent
                                                         (based on the US$ Exchange Rate) of the Stated Amount of the
                                                         Class A-1 notes less any Class A-1 Principal Carryover Amount, in relation to the Class A-3 notes the A$ equivalent (based on the Euro Exchange Rate) of the Stated Amount of the Class A-3
                                                         notes less any Class A-3 Principal Carryover Amount, in
                                                         relation to the Class B notes the Stated Amount of the Class B notes less any Class B Principal Carryover Amount and in
                                                         relation to the redraw bonds the Stated Amount of such redraw bonds less any Redraw Bond Principal Carryover Amount
                                                         attributable to that Redraw Bond.

AUTHORIZED SHORT-TERM INVESTMENTS....................    means:

                                                         (a)   bonds, debentures, stock or treasury bills issued by or
                                                               notes or other securities issued by the Commonwealth of
                                                               Australia or the government of any State or Territory of
                                                               the Commonwealth of Australia;

                                                         (b)   deposits with, or the acquisition of certificates of
                                                               deposit issued by, an ADI;

                                                         (c)   bills of exchange, which at the time of acquisition have
                                                               a maturity date of not more than 200 days and which have
                                                               been accepted, drawn on or endorsed by an ADI and provide
                                                               a right of recourse against that ADI by a holder in due
                                                               course who purchases them for value;

                                      S-110

                                                         (d)   debentures or stock of any public statutory body
                                                               constituted under the laws of the Commonwealth of
                                                               Australia or any State or Territory of the Commonwealth
                                                               where the repayment of the principal secured and the
                                                               interest payable on that principal is guaranteed by the
                                                               Commonwealth or the State or Territory;

                                                         (e)   securities which are "mortgage-backed securities" within
                                                               the meaning of the Duties Act 1997 (NSW), the Duties Act
                                                               2000 (VIC), the Duties Act 2001 (QLD) and the Duties Act
                                                               2001 (Tas); or

                                                         (f)   any other investments which are specified as Authorized
                                                               Short-Term Investments in the Series Supplement relating
                                                               to the Series Trust,

                                                         in each case denominated in Australian Dollars.

AVAILABLE INCOME AMOUNT..............................    see page S-52.

AVAILABLE PRINCIPAL AMOUNT...........................    see page S-59.

AVERAGE DELINQUENT PERCENTAGE........................    in relation to a determination date means the amount
                                                         (expressed as a percentage) calculated as follows:

                                                         ADP  =  SDP
                                                                 ---
                                                                 12

                                                         where:

                                                         ADP  =  the Average Delinquent Percentage; and

                                                         SDP  =  the sum of the Delinquent Percentages for the 12
                                                                 collection periods immediately preceding or ending, as
                                                                 the case may be, on the determination date, provided that
                                                                 if on that determination date there has not yet been 12
                                                                 collection periods the Average Delinquent Percentage in
                                                                 relation to that determination date means the amount
                                                                 (expressed as a percentage) calculated as follows:

                                                         ADP  =  SDP
                                                                 ---
                                                                  N

                                                         ADP  =  the Average Delinquent Percentage; and

                                                         SDP  =  the sum of the Delinquent Percentages for all of the
                                                                 collection periods preceding or ending, as the case may
                                                                 be, on the determination date; and

                                      S-111

                                                         N =     the number of collection periods preceding the
                                                                 determination date.

BANK BILL RATE.......................................    in relation to an Accrual Period means the rate appearing at approximately 10.00 am Sydney time on the first day of that
                                                         Accrual Period on the Reuters Screen page "BBSW" as being the average of the mean buying and selling rates appearing on that page for a bill of exchange having a tenor of one month (in relation to a monthly Accrual Period) or three months (in
                                                         relation to a quarterly Accrual Period).

                                                         If:

                                                         o     on the first day of an Accrual Period fewer than 4 banks
                                                               are quoted on the Reuters Screen page "BBSW"; or

                                                         o     for any other reason the rate for that day cannot be
                                                               determined in accordance with the foregoing procedures,

                                                         then the "Bank Bill Rate" means such rate as is specified by the Manager having regard to comparable indices then available.
                                                         Notwithstanding the foregoing, the Bank Bill Rate for the
                                                         initial Accrual Period will be determined by the Manager by linear interpolation between the Bank Bill Rate determined as above for a bill of exchange having, in the case of a monthly
                                                         Accrual Period, a tenor of 1 and 2 months and, in the case of a quarterly Accrual Period, a tenor of 3 and 4 months.

BUSINESS DAY.........................................    means any day on which banks are open for business in Sydney,
                                                         New York City and London which is also a TARGET Settlement Day other than a Saturday, a Sunday or a public holiday in Sydney,
                                                         New York City or London.

CLASS A-1 CURRENCY SWAP..............................    see page S-77.

CLASS A-1 PRINCIPAL CARRYOVER                            means any Available Principal Amounts allocated on a monthly
AMOUNT...............................................    payment date (which is not also a quarterly payment date) for retention in the collections account or investment in
                                                         Authorized Short-Term Investments, which amounts represent principal repayments on the Class A-1 notes and will be paid to the provider of the Class A-1 currency swap on the next
                                                         quarterly payment date.

CLASS A-3 CURRENCY SWAP..............................    see page S-77.

                                      S-112

CLASS A-3 PRINCIPAL CARRYOVER                            means any Available Principal Amounts allocated on a monthly
AMOUNT...............................................    payment date (which is not also a quarterly payment date) for retention in the collections account or investment in
                                                         Authorized Short-Term Investments, which amounts represent principal repayments on the Class A-3 notes and will be paid by the issuer trustee to the provider of the Class A-3 currency swap on the next quarterly payment date.

CLASS B AVAILABLE SUPPORT............................    in relation to a determination date means an amount (expressed as a percentage) calculated as follows:

                                                         CBAS =  SAB
                                                                -----
                                                                 ASA

                                                         where:

                                                         CBAS =  the Class B Available Support;

                                                         SAB  =  the aggregate Adjusted Stated Amount for the Class B notes on that determination date;

                                                         ASA  =  the aggregate of the Adjusted Stated Amount of the
                                                                 Class A-1 notes, the Adjusted Stated Amount of the
                                                                 Class A-3 notes, the Adjusted Stated Amount of the
                                                                 Class B Notes, the Adjusted Stated Amount of the redraw
                                                                 bonds and the Stated Amounts for the Class A-2 notes
                                                                 and the Class A-4 notes on that determination date; and

CLASS B PRINCIPAL CARRYOVER AMOUNT...................    means any Available Principal Amounts allocated on a monthly payment date (which is not also a quarterly payment date) for retention in the collections account or investment in
                                                         Authorized Short-Term Investments, which amounts represent principal repayments on the Class B notes and will be paid by the issuer trustee to the Class B noteholders on the next
                                                         quarterly payment date.

CLASS B REQUIRED SUPPORT.............................    in relation to a determination date means the amount (expressed as a percentage) calculated as follows:

                                                         CBRS =  IIA
                                                                ------
                                                                 AIIA

                                                         where:

                                                         CBRS =  the Class B Required Support;

                                                         IIA  =  the aggregate Invested Amount of the Class B notes upon the issue of the Class B notes; and

                                      S-113

                                                         AIIA =  the aggregate of the initial Invested Amounts of the
                                                                 Class A-1 notes upon the issue of the Class A-1 notes
                                                                 converted to Australian dollars at the US$ Exchange
                                                                 Rate, the initial Invested Amounts of the Class A-3
                                                                 notes upon the issue of the Class A-3 notes converted
                                                                 to Australian dollars at the Euro Exchange Rate and the
                                                                 initial Invested Amounts of all other notes and redraw
                                                                 bonds upon issuance.

DELINQUENT PERCENTAGE................................    in relation to a collection period means the amount
                                                         (expressed as a percentage) calculated as follows:

                                                         DP   =  DMLP
                                                                 AMLP

                                                         where:

                                                         DP   =  the Delinquent Percentage;

                                                         DMLP =  the aggregate, on the last day of the collection
                                                                 period, of the principal outstanding with respect to
                                                                 those housing loans in relation to which a payment due
                                                                 from the borrower has been in arrears (on that day) by
                                                                 more than 60 days; and

                                                         AMLP =  the aggregate principal outstanding in relation to the housing loans on the last day of the collection
                                                                 period.

EURIBOR..............................................    means:

                                                         o     the rate for three-month deposits in Euro which appears
                                                               on Reuters Page EURIBOR01 as of 11.00 am, Brussels time
                                                               on the second TARGET Settlement Day before the beginning
                                                               of the Accrual Period;

                                                         o     if that rate does not appear, the EURIBOR for that
                                                               Accrual Period will be determined as if the issuer
                                                               trustee and the agent bank had specified
                                                               "EUR-EURIBOR-Telerate" as the applicable Floating Rate
                                                               Option under the Definitions of the International Swaps
                                                               and Derivates Association, Inc.

                                                         The EURIBOR for the first Accrual Period will be determined by linear interpolation calculated with reference to the duration of the first Accrual Period.

                                      S-114

EURO/(EURO)..........................................    means the lawful currency of the member states of the European
                                                         Union that adopt the single currency in accordance with the EC
                                                         Treaty.

EURO EXCHANGE RATE...................................    means a rate of (euro)           = A$1.00.

FINANCE CHARGE COLLECTIONS...........................    see page S-52.

FITCH RATINGS........................................    Fitch Australia Pty Limited (ABN 93 081 339 184).

INCOME CARRYOVER AMOUNT..............................    means in respect of a monthly payment date (which is not also a quarterly payment date) the amount allocated on that monthly payment date as described in "Description of the Offered Notes
                                                         - Calculation of Available Income Amount" and "Description of
                                                         the Offered Notes - Payment of the Available Income Amount on a
                                                         monthly payment date (which is not also a quarterly payment date)".

INVESTED AMOUNT......................................    means in relation to a note or a redraw bond, the principal amount of that note or redraw bond upon issue less the
                                                         aggregate of all principal payments made on that note or redraw bond.

LIBOR................................................    means:

                                                         o     the rate for three-month deposits in US dollars which
                                                               appears on Reuters Page LIBOR01 as of 11.00 am, London
                                                               time on the second London and New York Business Day
                                                               before the beginning of the Accrual Period;

                                                         o     if that rate does not appear, the USD-LIBOR-BBA for that
                                                               Accrual Period will be determined as if the issuer
                                                               trustee and the agent bank had specified
                                                               "USD-LIBOR-Reference Banks" as the applicable Floating
                                                               Rate Option under the Definitions of the International
                                                               Swaps and Derivates Association, Inc.

                                                         The LIBOR for the first Accrual Period will be determined by linear interpolation calculated with reference to the duration of the first Accrual Period.

MONTHLY PAYMENT DATE.................................    see page S-4.

MOODY'S..............................................    Moody's Investors Service Inc.

MORTGAGE INSURANCE INCOME
PROCEEDS.............................................    see page S-52.

MORTGAGE INSURANCE PRINCIPAL
PROCEEDS.............................................    see page S-60.

                                      S-115

NET SCHEDULED PRINCIPAL AMOUNT.......................    see page S-64.

NET UNSCHEDULED PRINCIPAL AMOUNT.....................    see page S-63.

OTHER INCOME.........................................    see page S-52.

OTHER PRINCIPAL AMOUNTS..............................    see page S-61.

PRINCIPAL CHARGE-OFF
REIMBURSEMENT........................................    see page S-60.

PRINCIPAL COLLECTIONS................................    see page S-59.

PRINCIPAL DRAW.......................................    see page S-54.

PRINCIPAL DRAW REIMBURSEMENT.........................    see page S-61.

QUARTERLY PAYMENT DATE...............................    see page S-4.

REDRAW BOND AMOUNT...................................    see page S-60.

STANDARD & POOR'S....................................    Standard & Poor's (Australia) Pty Limited ABN 62 007 324 852.

SECURED CREDITORS....................................    see page S-69.

STATED AMOUNT........................................    means for a note or a redraw bond:

                                                         (a)   the principal amount of that note or redraw bond upon
                                                               issue; less

                                                         (b)   the aggregate of principal payments previously made on
                                                               that note or redraw bond; less

                                                         (c)   the aggregate of all then unreimbursed principal
                                                               charge-offs on that note or redraw bond.

STEPDOWN CONDITIONS..................................    are satisfied on a Determination Date if:

                                                         o     the following applies:

                                                               o  the Class B Available Support on the Determination
                                                                  Date is equal to or greater than two times the Class B
                                                                  Required Support on the Determination Date;

                                                               o  the aggregate Adjusted Stated Amount for the Class B
                                                                  notes on the Determination Date is equal to or greater
                                                                  than 0.25% of the aggregate Invested Amount of all the
                                                                  notes upon the issue of the Class B notes;

                                      S-116

                                                         o     either:

                                                               o  the Average Delinquent Percentage on the Determination
                                                                  Date does not exceed 2% and the aggregate of all
                                                                  unreimbursed principal charge-offs on the
                                                                  Determination Date does not exceed 30% of the
                                                                  aggregate of the Invested Amounts of the Class B notes
                                                                  upon the issue of the Class B notes; or

                                                               o  the Average Delinquent Percentage on the Determination
                                                                  Date does not exceed 4% and the aggregate of all
                                                                  unreimbursed principal charge-offs on the
                                                                  Determination Date does not exceed 10% of the
                                                                  aggregate of the Invested Amounts of the Class B notes
                                                                  upon the issue of the Class B notes; and

                                                         o     the total principal outstanding on the housing loans is
                                                               not, and is not expected to be on or prior to the next
                                                               monthly payment date, less than 10% of the total
                                                               principal outstanding on the housing loans on the Cut-Off
                                                               Date; or

                                                         o     the following applies:

                                                               o  the Determination Date falls on or after the fifth
                                                                  anniversary of the closing date;

                                                               o  the Average Delinquent Percentage on the Determination
                                                                  Date does not exceed 2%;

                                                               o  the sum of the aggregate of the Stated Amount of all
                                                                  outstanding Class A-2 notes and Class A-4 notes and
                                                                  the aggregate of the Adjusted Stated Amounts of all
                                                                  outstanding Class A-1 notes, Class A-3 notes and Class
                                                                  B notes is greater than 10% of the original issued
                                                                  amount;

                                                               o  the aggregate Adjusted Stated Amount for the Class B
                                                                  notes on the Determination Date is equal to or greater
                                                                  than 0.25% of the aggregate Invested Amount of all the
                                                                  notes upon the issue of the Class B notes; and

                                                               o  the aggregate of all unreimbursed principal
                                                                  charge-offs on the Determination Date does not exceed,
                                                                  if the Determination Date falls on or after the:

                                      S-117

                                                               o  fifth but prior to the sixth anniversary of the
                                                                  closing date, 30% of the aggregate of the initial
                                                                  Invested Amounts of the Class B notes;

                                                               o  sixth but prior to the seventh anniversary of the
                                                                  closing date, 35% of the aggregate of the initial
                                                                  Invested Amounts of the Class B notes;

                                                               o  seventh but prior to the eighth anniversary of the
                                                                  closing date, 40% of the aggregate of the initial
                                                                  Invested Amounts of the Class B notes;

                                                               o  eighth but prior to the ninth anniversary of the
                                                                  closing date, 45% of the aggregate of the initial
                                                                  Invested Amounts of the Class B notes; or

                                                               o  ninth anniversary of the closing date, 50% of the
                                                                  aggregate of the initial Invested Amounts of the Class
                                                                  B notes.

STEPDOWN PERCENTAGE..................................    on a Determination Date is determined as follows. If the
                                                         Stepdown Conditions are satisfied on that Determination Date, the Stepdown Percentage is 100% unless the following apply:

                                                         o     if the Determination Date falls prior to the third
                                                               anniversary of the closing date, the Stepdown Percentage
                                                               is 50%;

                                                         o     if:

                                                               o  the Determination Date falls on or after the third
                                                                  anniversary of the closing date but prior to the tenth
                                                                  anniversary of the closing date; and

                                                               o  the Class B Available Support on the Determination
                                                                  Date is equal to or greater than two times the Class B
                                                                  Required Support on the Determination Date;

                                                         the Stepdown Percentage is 0%;

                                                         o     if:

                                                               o  the preceding 2 bullet points do not apply;

                                                               o  the Determination Date falls on or after the fifth
                                                                  anniversary of the closing date but prior to the

                                      S-118

                                                                  tenth anniversary of the closing date; and

                                                               o  the Class B Available Support on the Determination
                                                                  Date is equal to or greater than the Class B Required
                                                                  Support on the Determination Date;

                                                         then if the Determination Date falls on or after the:

                                                               o  fifth but prior to the sixth anniversary of the
                                                                  closing date, the Stepdown Percentage is 70%;

                                                               o  sixth but prior to the seventh anniversary of the
                                                                  closing date, the Stepdown Percentage is 60%;

                                                               o  seventh but prior to the eighth anniversary of the
                                                                  closing date, the Stepdown Percentage is 40%;

                                                               o  eighth but prior to the ninth anniversary of the
                                                                  closing date, the Stepdown Percentage is 20%;

                                                               o  ninth but prior to the tenth anniversary of the
                                                                  closing date, the Stepdown Percentage is 0%; or

                                                               o  if the Determination Date falls on or after the tenth
                                                                  anniversary of the closing date, the Stepdown
                                                                  Percentage is 0%.

STEP-UP DATE.........................................    see page S-58.

SUPPORT FACILITY.....................................    means the Class A-1 currency swap, the Class A-3 currency swap, the basis swaps, the fixed rate swaps, the liquidity facility and the mortgage insurance policies.

TARGET SETTLEMENT DAY................................    means any day on which TARGET (the Trans-European Automated
                                                         Real-time Gross settlement Express Transfer system) is open.

US$ EXCHANGE RATE....................................    means a rate of US$    = A$1.00.

                                      S-119

                      APPENDIX A - HOUSING LOAN INFORMATION

                 POOL PROFILE BY YEAR OF ORIGINATION (QUARTERLY)

                                                                                      WEIGHTED
                                                                                      AVERAGE      AVERAGE       % BY
                               NO. OF         TOTAL SECURITY         TOTAL LOAN       CURRENT        LOAN        LOAN
YEAR OF ORIGINATION             LOANS         VALUATIONS (A$)       BALANCE (A$)      LTV (%)    BALANCE (A$)   BALANCE
-------------------          ------------   -------------------   -----------------   --------   ------------   -------

2003 Q1                               524        162,065,181.00       87,047,968.56     61.40%     166,122.08     1.47%
2003 Q2                               626        194,679,538.00      110,607,367.85     64.01%     176,689.09     1.87%
2003 Q3                               916        293,349,823.00      167,453,901.38     64.25%     182,809.94     2.83%
2003 Q4                               806        269,284,710.00      156,817,505.48     65.39%     194,562.66     2.65%
2004 Q1                               941        301,560,021.00      183,646,571.01     67.96%     195,161.07     3.10%
2004 Q2                             1,150        383,194,006.00      229,918,322.77     67.16%     199,928.98     3.88%
2004 Q3                             1,480        469,520,056.00      286,131,220.10     67.56%     193,331.91     4.83%
2004 Q4                             2,336        783,745,844.00      462,571,895.62     65.42%     198,018.79     7.81%
2005 Q1                             2,365        809,471,053.00      468,321,595.13     64.38%     198,021.82     7.91%
2005 Q2                             3,859      1,266,315,989.00      704,519,081.09     62.42%     182,565.19    11.90%
2005 Q3                             3,773      1,262,879,635.00      701,489,630.26     61.91%     185,923.57    11.85%
2005 Q4                             3,935      1,335,328,932.00      747,408,240.48     62.71%     189,938.56    12.62%
2006 Q1                             3,604      1,203,492,810.00      665,084,118.49     61.82%     184,540.54    11.23%
2006 Q2                             3,721      1,282,043,169.00      709,996,089.12     61.37%     190,807.87    11.99%
2006 Q3                               920        282,233,973.00      155,384,144.87     59.93%     168,895.81     2.62%
2006 Q4                               479        150,906,380.00       85,572,779.48     61.54%     178,648.81     1.45%
                             ------------   -------------------   -----------------   --------   ------------   -------
TOTAL                              31,435     10,450,071,120.00    5,921,970,431.69     63.26%     188,387.80   100.00%
                             ------------   -------------------   -----------------   --------   ------------   -------

                                       A-1

                   POOL PROFILE BY GEOGRAPHIC DISTRIBUTION(2)

                                                                                      WEIGHTED
                                                                                      AVERAGE      AVERAGE       % BY
                               NO. OF         TOTAL SECURITY         TOTAL LOAN       CURRENT        LOAN        LOAN
        REGION                  LOANS         VALUATIONS (A$)       BALANCE (A$)      LTV (%)    BALANCE (A$)   BALANCE
----------------------       ------------   -------------------   -----------------   --------   ------------   -------

AUSTRALIAN CAPITAL
TERRITORY
Metro                                 532        195,980,321.00      111,654,405.30     64.08%     209,876.70     1.89%

NEW SOUTH WALES
Metro                               5,036      2,367,858,290.00    1,346,349,114.04     63.77%     267,344.94    22.73%
Other                               4,068      1,204,535,341.00      679,983,829.35     62.82%     167,154.33    11.48%

QUEENSLAND
Metro                               2,575        858,217,005.00      488,766,891.14     63.20%     189,812.38     8.25%
Non Metro - Gold Coast                638        228,162,541.00      127,390,697.12     62.91%     199,671.94     2.15%
Non Metro - Sunshine                  432        160,983,510.00       85,149,878.47     58.84%     197,106.20     1.44%
Non Metro - Other                   1,797        449,272,275.00      274,756,306.64     66.95%     152,897.22     4.64%

VICTORIA
Metro                               7,497      2,399,917,568.00    1,355,882,901.33     63.48%     180,856.73    22.90%
Other                               1,829        407,449,779.00      241,786,099.29     65.16%     132,195.79     4.08%

WESTERN AUSTRALIA
Metro                               3,074      1,090,257,527.00      595,264,211.07     60.57%     193,644.83    10.05%
Other                                 377        104,077,629.00       60,971,817.72     64.80%     161,728.96     1.03%

SOUTH AUSTRALIA
Metro                               1,814        550,413,111.00      310,800,973.24     63.08%     171,334.60     5.25%
Other                                 487        121,510,041.00       66,849,136.37     61.43%     137,267.22     1.13%

NORTHERN TERRITORY
Metro                                 260         81,861,784.00       49,936,902.91     67.15%     192,065.01     0.84%
Other                                  57         15,159,972.00        9,772,091.02     70.16%     171,440.19     0.17%

TASMANIA
Metro                                 521        123,033,666.00       67,144,330.62     60.19%     128,875.87     1.13%
Other                                 441         91,380,760.00       49,510,846.06     60.34%     112,269.49     0.84%
                                ---------    ------------------   -----------------   --------   ------------   -------
TOTAL                              31,435     10,450,071,120.00    5,921,970,431.69     63.26%     188,387.80   100.00%
                                ---------    ------------------   -----------------   --------   ------------   -------

_____________________
(2)   Geographic distributions are split by State or Territory and by metropolitan (metro) or country (other). Metro areas comprise the city and surrounding suburbs of the capital city of each State or Territory and Other comprises all other areas.

                                       A-2

                       POOL PROFILE BY BALANCE OUTSTANDING

                                                                                      WEIGHTED     AVERAGE
                                                                                      AVERAGE        LOAN        % BY
                                 NO. OF        TOTAL SECURITY        TOTAL LOAN       CURRENT      BALANCE       LOAN
  CURRENT LOAN BALANCE (A$)       LOANS       VALUATIONS (A$)       BALANCE (A$)      LTV (%)        (A$)       BALANCE
-----------------------------   ---------    ------------------   -----------------   --------   ------------   -------

0.00 < A$ <= 50,000.00                  1            171,000.00           50,000.00     29.24%      50,000.00     0.00%
50,000.00 < A$ <= 100,000.00        5,898      1,123,653,999.00      456,531,935.71     45.81%      77,404.53     7.71%
100,000.00 < A$ <= 150,000.00       7,209      1,863,110,581.00      907,569,006.53     54.53%     125,893.88    15.33%
150,000.00 < A$ <= 200,000.00       6,795      2,106,274,555.00    1,188,344,012.41     62.07%     174,885.06    20.07%
200,000.00 < A$ <= 250,000.00       4,835      1,763,311,942.00    1,082,873,413.54     67.32%     223,965.55    18.29%
250,000.00 < A$ <= 300,000.00       2,978      1,279,019,089.00      814,559,396.35     69.38%     273,525.65    13.75%
300,000.00 < A$ <= 350,000.00       1,544        783,326,656.00      499,061,179.25     69.35%     323,226.15     8.43%
350,000.00 < A$ <= 400,000.00         926        536,535,878.00      345,621,506.87     69.56%     373,241.37     5.84%
400,000.00 < A$ <= 450,000.00         512        341,245,149.00      216,847,866.70     68.66%     423,530.99     3.66%
450,000.00 < A$ <= 500,000.00         285        208,183,378.00      134,710,555.99     69.74%     472,668.62     2.27%
500,000.00 < A$ <= 550,000.00         178        146,316,248.00       92,870,438.63     67.10%     521,744.04     1.57%
550,000.00 < A$ <= 600,000.00          95         86,392,136.00       54,577,631.69     67.27%     574,501.39     0.92%
600,000.00 < A$ <= 650,000.00          61         61,910,649.00       38,036,231.21     65.01%     623,544.77     0.64%
650,000.00 < A$ <= 700,000.00          37         40,126,200.00       24,886,651.77     65.43%     672,612.21     0.42%
700,000.00 < A$ <= 750,000.00          22         25,048,180.00       15,934,160.65     67.40%     724,280.03     0.27%
750,000.00 < A$ <= 800,000.00          22         30,790,500.00       16,913,045.51     58.28%     768,774.80     0.29%
800,000.00 < A$ <= 850,000.00          14         19,445,000.00       11,518,276.51     65.20%     822,734.04     0.19%
850,000.00 < A$ <= 900,000.00          11         15,048,980.00        9,582,995.52     64.92%     871,181.41     0.16%
900,000.00 < A$ <= 950,000.00           7         11,206,000.00        6,513,537.35     60.41%     930,505.34     0.11%
950,000.00 < A$ <=
1,000,000.00                            5          8,955,000.00        4,968,589.50     59.88%     993,717.90     0.08%
                                ---------    ------------------   -----------------   --------   ------------   -------
TOTAL                              31,435     10,450,071,120.00    5,921,970,431.69     63.26%     188,387.80   100.00%
                                ---------    ------------------   -----------------   --------   ------------   -------

                POOL PROFILE BY CURRENT LOAN TO VALUE RATIO (LTV)

                                                                                      WEIGHTED     AVERAGE
                                                                                      AVERAGE        LOAN        % BY
                                 NO. OF        TOTAL SECURITY        TOTAL LOAN       CURRENT      BALANCE       LOAN
CURRENT LTV (%)                   LOANS       VALUATIONS (A$)       BALANCE (A$)      LTV (%)        (A$)       BALANCE
-----------------------------   ---------    ------------------   -----------------   --------   ------------   -------

25.00 < LTV <= 30.00                2,464      1,036,144,658.00      289,827,430.16     28.04%     117,624.77     4.89%
30.00 < LTV <= 35.00                2,131        880,990,394.00      292,516,886.14     33.27%     137,267.43     4.94%
35.00 < LTV <= 40.00                1,442        560,522,989.00      202,686,609.85     36.17%     140,559.37     3.42%
40.00 < LTV <= 45.00                1,932        725,738,531.00      301,144,447.33     41.51%     155,871.87     5.09%
45.00 < LTV <= 50.00                2,161        791,853,255.00      368,064,300.50     46.50%     170,321.29     6.22%
50.00 < LTV <= 55.00                1,872        654,927,786.00      334,802,837.71     51.13%     178,847.67     5.65%
55.00 < LTV <= 60.00                3,410      1,147,277,485.00      652,240,775.87     56.87%     191,272.95    11.01%
60.00 < LTV <= 65.00                2,581        813,596,735.00      497,347,561.44     61.14%     192,695.68     8.40%
65.00 < LTV <= 70.00                3,038        916,273,381.00      604,962,666.05     66.03%     199,131.88    10.22%
70.00 < LTV <= 75.00                2,599        777,749,333.00      551,610,734.47     70.93%     212,239.61     9.31%
75.00 < LTV <= 80.00                1,326        369,168,232.00      282,075,580.38     76.45%     212,726.68     4.76%
80.00 < LTV <= 85.00                2,018        565,205,836.00      467,993,825.07     82.83%     231,909.73     7.90%
85.00 < LTV <= 90.00                2,171        587,903,100.00      509,834,850.43     86.73%     234,838.72     8.61%
90.00 < LTV <= 95.00                2,290        622,719,405.00      566,861,926.29     91.03%     247,537.96     9.57%
                                ---------    ------------------   -----------------   --------   -----------    -------
TOTAL                              31,435     10,450,071,120.00    5,921,970,431.69     63.26%     188,387.80   100.00%
                                ---------    ------------------   -----------------   --------   -----------    -------

                                       A-3

                      POOL VALUE BY CURRENT INTEREST RATES

                                                                                      WEIGHTED     AVERAGE
                                                                                      AVERAGE        LOAN        % BY
                                 NO. OF        TOTAL SECURITY        TOTAL LOAN       CURRENT      BALANCE       LOAN
  CURRENT INTEREST RATE (%)       LOANS       VALUATIONS (A$)       BALANCE (A$)      LTV (%)        (A$)       BALANCE
-----------------------------   ---------    ------------------   -----------------   --------   ------------   -------

5.50 < rate <= 6.00                   187         65,302,666.00       35,965,612.25     62.13%     192,329.48     0.61%
6.00 < rate <= 6.50                 1,971        799,769,889.00      456,480,892.36     63.70%     231,598.63     7.71%
6.50 < rate <= 7.00                 5,876      1,894,675,762.00    1,106,998,560.34     65.03%     188,393.22    18.69%
7.00 < rate <= 7.50                 6,881      2,637,701,326.00    1,580,003,022.01     66.31%     229,618.23    26.68%
7.50 < rate <= 8.00                11,532      3,762,122,484.00    2,076,542,162.70     61.51%     180,067.83    35.07%
8.00 < rate <= 8.50                 4,988      1,290,498,993.00      665,980,182.03     58.31%     133,516.48    11.25%
                                ---------    ------------------   -----------------   --------   ------------   -------
TOTAL                              31,435     10,450,071,120.00    5,921,970,431.69     63.26%     188,387.80   100.00%
                                ---------    ------------------   -----------------   --------   ------------   -------

                          POOL PROFILE BY LOAN PURPOSE

                                                                                      WEIGHTED     AVERAGE
                                                                                      AVERAGE        LOAN        % BY
                                 NO. OF        TOTAL SECURITY        TOTAL LOAN       CURRENT      BALANCE       LOAN
        LOAN PURPOSE              LOANS       VALUATIONS (A$)       BALANCE (A$)      LTV (%)        (A$)       BALANCE
-----------------------------   ---------    ------------------   -----------------   --------   ------------   -------

Owner Occupied                     25,935      8,217,184,309.00    4,699,955,064.23     63.86%    181,220.55     79.36%
Investment                          5,500      2,232,886,811.00    1,222,015,367.46     60.98%    222,184.61     20.64%
                                ---------    ------------------   -----------------   --------   ------------   -------
TOTAL                              31,435     10,450,071,120.00    5,921,970,431.69     63.26%    188,387.80    100.00%
                                ---------    ------------------   -----------------   --------   ------------   -------

                           POOL PROFILE BY AMORTIZATION

                                                                                      WEIGHTED     AVERAGE
                                                                                      AVERAGE        LOAN        % BY
                                 NO. OF        TOTAL SECURITY        TOTAL LOAN       CURRENT      BALANCE       LOAN
        PAYMENT TYPE              LOANS       VALUATIONS (A$)       BALANCE (A$)      LTV (%)        (A$)       BALANCE
-----------------------------   ---------    ------------------   -----------------   --------   ------------   -------

Principal and Interest             28,693      9,139,587,800.00    5,186,798,174.49     63.37%    180,768.77     87.59%
Interest Only                       2,742      1,310,483,320.00      735,172,257.20     62.55%    268,115.34     12.41%
                                ---------    ------------------   -----------------   --------   ------------   -------
TOTAL                              31,435     10,450,071,120.00    5,921,970,431.69     63.26%    188,387.80    100.00%
                                ---------    ------------------   -----------------   --------   ------------   -------

                                       A-4

                        POOL PROFILE BY YEAR OF MATURITY

                                                                                      WEIGHTED
                                                                                      AVERAGE                    % BY
                                 NO. OF        TOTAL SECURITY        TOTAL LOAN       CURRENT    AVERAGE LOAN    LOAN
      MATURITY YEAR               LOANS       VALUATIONS (A$)       BALANCE (A$)      LTV (%)    BALANCE (A$)   BALANCE
-----------------------------   ---------    ------------------   -----------------   --------   ------------   -------

           2010                         5          1,560,340.00          531,887.21     34.64%     106,377.44     0.01%
           2011                         9          1,780,740.00          699,407.77     42.10%      77,711.97     0.01%
           2012                        14          2,660,533.00        1,112,734.13     47.13%      79,481.01     0.02%
           2013                        36          8,943,804.00        3,283,793.94     41.56%      91,216.50     0.06%
           2014                        42          8,818,932.00        3,771,037.19     47.21%      89,786.60     0.06%
           2015                       134         29,515,554.00       12,748,747.31     48.11%      95,139.91     0.22%
           2016                       146         34,251,436.00       13,315,831.05     42.84%      91,204.32     0.22%
           2017                        80         20,300,971.00        8,460,442.35     45.99%     105,755.53     0.14%
           2018                       146         32,517,557.00       15,208,645.90     51.98%     104,168.81     0.26%
           2019                       188         48,300,679.00       21,260,273.61     49.66%     113,086.56     0.36%
           2020                       382         93,523,098.00       41,565,308.74     50.33%     108,809.71     0.70%
           2021                       339         82,804,817.00       37,849,419.43     51.01%     111,650.20     0.64%
           2022                       158         43,568,361.00       20,628,804.05     52.22%     130,562.05     0.35%
           2023                       317         84,731,736.00       40,926,735.42     54.48%     129,106.42     0.69%
           2024                       379        102,029,164.00       51,549,303.02     56.67%     136,013.99     0.87%
           2025                       816        231,857,672.00      116,049,610.93     55.80%     142,217.66     1.96%
           2026                       626        172,140,797.00       84,020,182.64     54.28%     134,217.54     1.42%
           2027                       239         73,413,928.00       37,074,946.12     57.12%     155,125.30     0.63%
           2028                       383        118,574,984.00       60,751,184.63     58.72%     158,619.28     1.03%
           2029                       504        154,731,451.00       85,680,385.84     62.00%     170,000.77     1.45%
           2030                     1,025        326,901,261.00      170,705,529.97     58.41%     166,541.98     2.88%
           2031                       784        250,072,392.00      129,934,281.31     57.22%     165,732.50     2.19%
           2032                       306         96,763,305.00       55,138,925.47     63.12%     180,192.57     0.93%
           2033                     2,029        663,056,115.00      388,280,024.18     65.45%     191,365.22     6.56%
           2034                     4,195      1,395,622,864.00      857,113,233.53     68.00%     204,317.81    14.47%
           2035                    10,667      3,729,975,354.00    2,147,142,650.67     64.08%     201,288.33    36.26%
           2036                     7,486      2,641,653,275.00    1,517,167,105.28     63.52%     202,667.26    25.62%
                                ---------    ------------------   -----------------   --------   ------------   -------
          TOTAL                    31,435     10,450,071,120.00    5,921,970,431.69     63.26%     188,387.80   100.00%
                                ---------    ------------------   -----------------   --------   ------------   -------

                           POOL PROFILE BY ORIGINATOR

                                                                                                                 WEIGHTED
                                                                                      WEIGHTED     WEIGHTED       AVERAGE
                                                                        % BY          AVERAGE      AVERAGE        TERM TO
                                 NO. OF          TOTAL LOAN             LOAN          INTEREST   CURRENT LTV     MATURITY
        ORIGINATOR                LOANS         BALANCE (A$)           BALANCE        RATE (%)       (%)        (IN MONTHS)
-----------------------------   ---------    ------------------   -----------------   --------   ------------   -----------

Commonwealth Bank                  22,861      3,939,445,348.78              66.52%      7.36%         61.35%           317
Commonwealth Bank
approved mortgage-broker
originated (Colonial
brand)                              7,931      1,843,723,375.27              31.13%      7.22%         67.38%           339
Homepath                              643        138,801,707.64               2.34%      7.16%         62.91%           315
                                ---------    ------------------   -----------------   --------   ------------   -----------
TOTAL                              31,435      5,921,970,431.69             100.00%      7.31%         63.26%           324
                                ---------    ------------------   -----------------   --------   ------------   -----------

                                       A-5

                            POOL PROFILE BY LOAN TYPE

                                                                                      WEIGHTED
                                                                                      AVERAGE      AVERAGE       % BY
                                 NO. OF        TOTAL SECURITY        TOTAL LOAN       CURRENT        LOAN        LOAN
        LOAN TYPE                 LOANS       VALUATIONS (A$)       BALANCE (A$)      LTV (%)    BALANCE (A$)   BALANCE
-----------------------------   ---------    ------------------   -----------------   --------   ------------   -------

STANDARD VARIABLE RATE             14,534      5,256,371,541.00    2,921,922,936.16     62.11%     201,040.52    49.34%
LOANS
FIXED RATE LOANS
1yr Fixed                             316        101,594,522.00       61,617,042.10     66.31%     194,990.64     1.04%
2yr Fixed                             634        207,234,750.00      127,713,155.48     67.60%     201,440.31     2.16%
3yr Fixed                           5,438      1,867,715,093.00    1,091,667,938.58     65.12%     200,748.06    18.43%
4yr Fixed                              92         26,871,439.00       14,477,360.15     60.60%     157,362.61     0.24%
5yr Fixed                           2,060        653,858,526.00      375,192,041.43     63.85%     182,132.06     6.34%
7yr Fixed                              22          5,308,395.00        2,897,266.62     62.07%     131,693.94     0.05%
15yr Fixed                             61         16,400,973.00        9,480,185.51     62.56%     155,412.88     0.16%
ECONOMISER LOANS                    8,278      2,314,715,881.00    1,317,002,505.66     63.59%     159,096.70    22.24%
                                ---------    ------------------   -----------------   --------   ------------   -------
TOTAL                              31,435     10,450,071,120.00    5,921,970,431.69     63.26%     188,387.80   100.00%
                                ---------    ------------------   -----------------   --------   ------------   -------

                        POOL PROFILE BY MORTGAGE INSURER

                                                                                      WEIGHTED     AVERAGE
                                                                                      AVERAGE        LOAN        % BY
                                 NO. OF        TOTAL SECURITY        TOTAL LOAN       CURRENT      BALANCE       LOAN
     MORTGAGE INSURER             LOANS       VALUATIONS (A$)       BALANCE (A$)      LTV (%)        (A$)       BALANCE
-----------------------------   ---------    ------------------   -----------------   --------   ------------   -------

Genworth Primary LMI                7,070    $ 1,944,486,784.00   $1,633,948,792.38     84.88%   $ 231,110.15    27.59%
Genworth Pool Policy               24,365    $ 8,505,584,336.00   $4,288,021,639.31     55.03%   $ 175,991.04    72.41%
                                ---------    ------------------   -----------------   --------   ------------   -------
TOTAL                              31,435    $10,450,071,120.00   $5,921,970,431.69     63.26%     188,387.80   100.00%
                                ---------    ------------------   -----------------   --------   ------------   -------

                                       A-6

                     NUMBER OF LOANS IN DELINQUENCY CATEGORY

NUMBER OF DELINQUENT     JAN      FEB      MAR      APR      MAY      JUN      JUL      AUG      SEP      OCT      NOV      DEC
LOANS:                   2004     2004     2004     2004     2004     2004     2004     2004     2004     2004     2004     2004
                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

Not delinquent           1,761    1,971    2,074    2,403    2,636    3,004    3,289    3,707    4,118    4,443    4,834    5,456
1 to 29 days               495      525      648      563      649      662      688      712      684      752      784      905
30 days exactly             47       39       50       58       58       48       52       25       45       40       39       52
31 to 60 days               49       43       52       63       63       59       49       48       44       48       59       70
61 to 90 days                5       10       12       15       11       14       14        9       11        6       11        6
91 to 120 days               5        3        4        4        5        3        7        8        3        2        2        3
121 to 150 days             --        3       --       --        1       --        1        2        4        1        1        1
151 to 180 days             --       --       --       --       --        1        1        1        1        1       --       --
181 days or more             6        9        9        6        5       10       17       17       14       10       19       20
                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
TOTAL NUMBER OF LOANS
OUTSTANDING              2,368    2,603    2,849    3,112    3,428    3,801    4,118    4,529    4,924    5,303    5,749    6,513
                        ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

NUMBER OF DELINQUENT     JAN      FEB      MAR      APR      MAY      JUN      JUL      AUG      SEP      OCT      NOV      DEC
LOANS:                   2005     2005     2005     2005     2005     2005     2005     2005     2005     2005     2005     2005
                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

Not delinquent           6,261    6,908    7,224    8,122    9,040   10,392   11,587   12,946   14,243   15,369   16,738   17,927
1 to 29 days               962    1,003    1,300    1,122    1,247    1,242    1,321    1,276    1,222    1,315    1,299    1,449
30 days exactly             75       61       72       62       69       80       77       71       65       74       90      114
31 to 60 days               92       91      106      124      111       94      107      108      109       97      108      127
61 to 90 days               13       19       22       22       28       32       25       20       12       18       13       20
91 to 120 days               3        7        9        6       10        6        6        5        3       --        6        7
121 to 150 days              1       --        2        4        1        4        2        1        1       --       --        3
151 to 180 days             --        1       --        1        2       --        2        1        1        1       --       --
181 days or more            22       21       56       38       30       20       14       13       16       20       15       12
                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
TOTAL NUMBER OF LOANS
OUTSTANDING              7,429    8,111    8,791    9,501   10,538   11,870   13,141   14,441   15,672   16,894   18,269   19,659
                        ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

                                       A-7

NUMBER OF DELINQUENT     JAN      FEB      MAR      APR      MAY      JUN      JUL      AUG      SEP      OCT      NOV
LOANS:                   2006     2006     2006     2006     2006     2006     2006     2006     2006     2006     2006
                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

Not delinquent          19,663   20,697   21,381   23,041   24,113   25,682   27,215   28,540   29,138   29,334   29,824
1 to 29 days             1,500    1,479    1,856    1,568    1,656    1,602    1,749    1,668    1,437    1,351    1,128
30 days exactly            157      105      109      103      140      156      116      105       75       81       61
31 to 60 days              132      151      153      130      161      148      142      125      134      174       95
61 to 90 days               24       20       29       20       20       12        8        4        3       10        9
91 to 120 days               6        8        5        5        4        5        3       --       --        1        3
121 to 150 days              1        2        3        2        2        2        2       --       --        1       --
151 to 180 days              2        2       --        1       --       --       --       --       --       --       --
181 days or more             8        7        7        9       16       11       16        4        1        1        1
                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
TOTAL NUMBER OF LOANS
OUTSTANDING             21,493   22,471   23,543   24,879   26,112   27,618   29,251   30,446   30,788   30,953   31,121
                        ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

NUMBER OF DELINQUENT     DEC      JAN
LOANS:                   2006     2007
                        ------   ------

Not delinquent          29,847   29,795
1 to 29 days             1,262    1,312
30 days exactly             71      109
31 to 60 days              146      190
61 to 90 days                1       26
91 to 120 days              --       --
121 to 150 days             --       --
151 to 180 days             --       --
181 days or more             2        3
                        ------   ------
TOTAL NUMBER OF LOANS
OUTSTANDING             31,329   31,435
                        ======   ======

                                       A-8

                  % BY NUMBER OF LOANS IN DELINQUENCY CATEGORY

% BY NUMBER OF DELINQUENT    JAN       FEB       MAR       APR       MAY       JUN       JUL       AUG       SEP       OCT
LOANS:                       2004      2004      2004      2004      2004      2004      2004      2004      2004      2004
                            -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Not delinquent               74.4%     75.7%     72.8%     77.2%     76.9%      79.0%    79.9%     81.9%     83.6%     83.8%
1 to 29 days                 20.9%     20.2%     22.7%     18.1%     18.9%      17.4%    16.7%     15.7%     13.9%     14.2%
30 days exactly               2.0%      1.5%      1.8%      1.9%      1.7%       1.3%     1.3%      0.6%      0.9%      0.8%
31 to 60 days                 2.1%      1.7%      1.8%      2.0%      1.8%       1.6%     1.2%      1.1%      0.9%      0.9%
61 to 90 days                 0.2%      0.4%      0.4%      0.5%      0.3%       0.4%     0.3%      0.2%      0.2%      0.1%
91 to 120 days                0.2%      0.1%      0.1%      0.1%      0.1%       0.1%     0.2%      0.2%      0.1%      0.0%
121 to 150 days               0.0%      0.1%      0.0%      0.0%      0.0%       0.0%     0.0%      0.0%      0.1%      0.0%
151 to 180 days               0.0%      0.0%      0.0%      0.0%      0.0%       0.0%     0.0%      0.0%      0.0%      0.0%
181 days or more              0.3%      0.3%      0.3%      0.2%      0.1%       0.3%     0.4%      0.4%      0.3%      0.2%
                            -------   -------   -------   -------   -------   -------  --------   -------   -------   -------
TOTAL                         100%      100%      100%      100%      100%       100%     100%      100%      100%      100%
                            =======   =======   =======   =======   ========  =======  ========   =======   =======   =======

% BY NUMBER OF DELINQUENT    NOV        DEC
LOANS:                       2004       2004
                            -------   -------

Not delinquent               84.1%     83.8%
1 to 29 days                 13.6%     13.9%
30 days exactly               0.7%      0.8%
31 to 60 days                 1.0%      1.1%
61 to 90 days                 0.2%      0.1%
91 to 120 days                0.0%      0.0%
121 to 150 days               0.0%      0.0%
151 to 180 days               0.0%      0.0%
181 days or more              0.3%      0.3%
                            -------   -------
TOTAL                         100%      100%
                            =======   =======

% BY NUMBER OF DELINQUENT    JAN       FEB       MAR       APR       MAY       JUN       JUL       AUG       SEP       OCT
LOANS:                       2005      2005      2005      2005      2005      2005      2005      2005      2005      2005
                            -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Not delinquent               84.3%     85.2%     82.2%     85.5%      85.8%    87.5%     88.2%     89.6%     90.9%     91.0%
1 to 29 days                 12.9%     12.4%     14.8%     11.8%      11.8%    10.5%     10.1%      8.8%      7.8%      7.8%
30 days exactly               1.0%      0.8%      0.8%      0.7%       0.7%     0.7%      0.6%      0.5%      0.4%      0.4%
31 to 60 days                 1.2%      1.1%      1.2%      1.3%       1.1%     0.8%      0.8%      0.7%      0.7%      0.6%
61 to 90 days                 0.2%      0.2%      0.3%      0.2%       0.3%     0.3%      0.2%      0.1%      0.1%      0.1%
91 to 120 days                0.0%      0.1%      0.1%      0.1%       0.1%     0.1%      0.0%      0.0%      0.0%      0.0%
121 to 150 days               0.0%      0.0%      0.0%      0.0%       0.0%     0.0%      0.0%      0.0%      0.0%      0.0%
151 to 180 days               0.0%      0.0%      0.0%      0.0%       0.0%     0.0%      0.0%      0.0%      0.0%      0.0%
181 days or more              0.3%      0.3%      0.6%      0.4%       0.3%     0.2%      0.1%      0.1%      0.1%      0.1%
                            -------   -------   -------   -------   --------  -------   -------   -------   -------   -------
TOTAL                         100%      100%      100%      100%       100%     100%      100%      100%      100%      100%
                            =======   =======   =======   =======   ========  =======   =======   =======   =======   =======

% BY NUMBER OF DELINQUENT    NOV       DEC
LOANS:                       2005      2005
                            -------   -------

Not delinquent               91.6%     91.2%
1 to 29 days                  7.1%      7.4%
30 days exactly               0.5%      0.6%
31 to 60 days                 0.6%      0.6%
61 to 90 days                 0.1%      0.1%
91 to 120 days                0.0%      0.0%
121 to 150 days               0.0%      0.0%
151 to 180 days               0.0%      0.0%
181 days or more              0.1%      0.1%
                            -------   -------
TOTAL                         100%      100%
                            =======   =======

                                       A-9

% BY NUMBER OF DELINQUENT    JAN       FEB       MAR       APR       MAY       JUN       JUL       AUG       SEP       OCT
LOANS:                       2006      2006      2006      2006      2006      2006      2006      2006      2006      2006
                            -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Not delinquent               91.5%     92.1%     90.8%     92.6%     92.3%     93.0%     93.0%     93.7%     94.6%     94.8%
1 to 29 days                  7.0%      6.6%      7.9%      6.3%      6.3%      5.8%      6.0%      5.5%      4.7%      4.4%
30 days exactly               0.7%      0.5%      0.5%      0.4%      0.5%      0.6%      0.4%      0.3%      0.2%      0.3%
31 to 60 days                 0.6%      0.7%      0.6%      0.5%      0.6%      0.5%      0.5%      0.4%      0.4%      0.6%
61 to 90 days                 0.1%      0.1%      0.1%      0.1%      0.1%      0.0%      0.0%      0.0%      0.0%      0.0%
91 to 120 days                0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
121 to 150 days               0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
151 to 180 days               0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
181 days or more              0.0%      0.0%      0.0%      0.0%      0.1%      0.0%      0.1%      0.0%      0.0%      0.0%
                            -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL                         100%      100%      100%      100%      100%      100%      100%      100%      100%      100%
                            =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

% BY NUMBER OF DELINQUENT    NOV       DEC        JAN
LOANS:                       2006       2006       2007
                            -------   -------   -------

Not delinquent               95.8%     95.3%     94.8%
1 to 29 days                  3.6%      4.0%      4.2%
30 days exactly               0.2%      0.2%      0.3%
31 to 60 days                 0.3%      0.5%      0.6%
61 to 90 days                 0.0%      0.0%      0.1%
91 to 120 days                0.0%      0.0%      0.0%
121 to 150 days               0.0%      0.0%      0.0%
151 to 180 days               0.0%      0.0%      0.0%
181 days or more              0.0%      0.0%      0.0%
                            -------   -------   -------
TOTAL                         100%      100%      100%
                            =======   =======   =======

                                      A-10

                                            AGENTS

PRINCIPAL PAYING AGENT:            The Bank of New York
                                   Global Structured Finance
                                   101 Barclay Street, 4E
                                   New York, New York, 10286

US DOLLAR NOTE REGISTRAR:          The Bank of New York
                                   Global Structured Finance
                                   101 Barclay Street, 4E
                                   New York, New York, 10286

                                   Or

                                   c/- The Bank of New York, London Branch
                                   Global Structured Finance
                                   48th Floor
                                   One Canada Square
                                   London E14 5AL

EURO NOTE REGISTRAR:               The Bank of New York, London Branch
                                   Global Structured Finance
                                   48th Floor
                                   One Canada Square
                                   London E14 5AL

AGENT BANK:                        The Bank of New York
                                   Corporate Trust - Global Structured Finance
                                   101 Barclay Street, 4E
                                   New York, New York, 10286

PAYING AGENT:                      The Bank of New York, London Branch
                                   Global Structured Finance
                                   48th Floor
                                   Once Canada Square
                                   London E14 5AL

IRISH LISTING AGENT:               Deutsche Bank Luxembourg SA
                                   2, Boulevard Konrad Adenauer
                                   L-1115 Luxembourg

IRISH PAYING AGENT:                Deutsche International Corporate Services
                                   (Ireland) Limited
                                   5 Harbourmaster Place
                                   International Financial Services Centre
                                   Dublin 1
                                   Republic of Ireland

                  SECURITISATION ADVISORY SERVICES PTY LIMITED
                              (ABN 88 064 133 946)
                         SPONSOR, DEPOSITOR AND MANAGER

                              MORTGAGE BACKED NOTES
                      ISSUABLE IN SERIES BY SEPARATE TRUSTS

EACH SERIES OF NOTES:

o    will consist of one or more classes of mortgage backed floating or fixed rate notes representing interests in the assets of a trust;

o    may consist of notes denominated in US dollars, Australian dollars or any other currency specified in the accompanying prospectus supplement for a trust;

o    will receive principal and interest only from payments collected on the assets of the related trust;

o    will not be insured or guaranteed by any government agency or instrumentality and will not be the personal obligations of the entity acting as issuer trustee of the related trust or any of its affiliates; and

o    will not represent deposits or other liabilities of Commonwealth Bank of
     Australia, Securitisation Advisory Services Pty Limited or any other member of the Commonwealth Bank group.

EACH TRUST:

o    will own a pool of housing loans secured by first ranking mortgages on owner-occupied and non-owner occupied residential properties located in
     Australia;

o    may have rights under insurance policies relating to the housing loans, to amounts on deposit in the trust accounts and income earned on those deposits and to authorized investments of the trust;

o    will include the issuer trustee's rights under the transaction documents for that trust; and

o    may include housing loans subject to redraws or further advances

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE NOTES OR DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS FEBRUARY 8, 2007.

                                                                            PAGE
                                                                            ----
Important Notice About Information Presented in this Prospectus and each

                                      -i-

                                   (continued)

                                                                            PAGE
                                                                            ----

                                      -ii-

                                   (continued)

                                                                            PAGE
                                                                            ----

                                     -iii-

         IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS
                   AND EACH ACCOMPANYING PROSPECTUS SUPPLEMENT

     For each series, the issuer trustee of that series will issue notes denominated in U.S. dollars, Australian dollars or any other currency specified in the prospectus supplement for that series. The prospectus supplement for a series will specify which class(es) of notes will be offered pursuant to this prospectus and the prospectus supplement for that series and provide details in relation to those notes. This prospectus and the prospectus supplement for a series will also provide details of all other classes of notes to be issued (if any) for that series.

     References in this prospectus to offered notes are to the class(es) of notes specified in the prospectus supplement for a series as being offered by this prospectus and the prospectus supplement for that series. The prospectus supplement for a series may also specify that another class of notes, not offered by that prospectus supplement, is included in the term "offered notes"
for purposes of this prospectus.

     References in this prospectus to Non-offered notes, if any, are to all other classes of notes specified in the prospectus supplement for a series to be issued by the issuer trustee for that series which are not being offered by this prospectus and the prospectus supplement for that series.

     References in this prospectus to notes are to both offered notes and, if any, Non-offered notes.

     A SERIES OF OFFERED NOTES WILL BE DESCRIBED IN TWO SEPARATE DOCUMENTS: (1)
THIS PROSPECTUS, WHICH PROVIDES GENERAL INFORMATION, SOME OF WHICH MAY NOT APPLY
TO THAT PARTICULAR SERIES OF OFFERED NOTES; AND (2) THE PROSPECTUS SUPPLEMENT
FOR THAT SERIES, WHICH DESCRIBES THE SPECIFIC TERMS OF THAT SERIES OF OFFERED
NOTES.

     Neither this prospectus nor any prospectus supplement will contain all of the information included in the registration statement. The registration statement also includes copies of the various agreements referred to in this prospectus and each prospectus supplement. You may obtain copies of these documents for review. See "Available Information".

     Each prospectus supplement for a series will usually include the following information regarding the related series of offered notes:

     o    the currency, principal amount, interest rate, authorized
          denominations and maturity date of each class of offered notes;

     o    the method for calculating the amount of interest and principal to be paid to each class of notes, and the timing and order of priority of such interest and principal payments on the offered notes;

     o    information concerning the pool of housing loans and other assets of the relevant trust;

     o    information regarding the risk factors relating to the offered notes;
          and

     o    the particulars of the plan of payment for the offered notes.

     We include cross-references in this prospectus and in each prospectus supplement to captions where further related discussions appear. The preceding
Table of Contents and the Table of Contents included in each prospectus supplement provide the pages on which these captions are located. You can find definitions of capitalized terms used in this prospectus and each prospectus supplement under the caption "Glossary" in this prospectus and in the relevant prospectus supplement.

     In this prospectus the terms "we", "us" and "our" refer to Securitisation
Advisory Services Pty Limited.

                                CAPITALIZED TERMS

     The capitalized terms used in this prospectus, unless defined elsewhere in this prospectus, have the meanings set forth in the Glossary starting on page
105.

               THE ISSUER TRUSTEE, COMMONWEALTH BANK OF AUSTRALIA
                                 AND THE MANAGER

THE ISSUER TRUSTEE

     Perpetual Trustee Company Limited will act as the issuer trustee for each trust unless the prospectus supplement for a series identifies another entity that will serve as issuer trustee for that series.

     Perpetual Trustee Company Limited was incorporated on September 28, 1886 as
Perpetual Trustee Company (Limited) under the Companies Statute of New South
Wales as a public company. Perpetual Trustee Company (Limited) changed its name to Perpetual Trustee Company Limited on December 14, 1971 and now operates as a limited liability public company under the Australian Corporations Act 2001.
Perpetual Trustee Company Limited has its registered office at Level 12, 123
Pitt Street, Sydney. Perpetual Trustee Company Limited's principal business is the provision of fiduciary, trustee and other commercial services. Perpetual
Trustee Company Limited has obtained an Australian Financial Services License under Part 7.6 of the Australian Corporations Act 2001 (Australian Financial
Services License No. 236643).

     Perpetual Trustee Company Limited has acted as issuer trustee for all of the trusts established under Commonwealth Bank's Securitization Trust Program since 1997.

     The prospectus supplement for a series may specify additional or different details regarding Perpetual Trustee Company Limited or any other entity identified in that prospectus supplement as the issuer trustee for that series.

     The issuer trustee with respect to each series will act as trustee of the related trust and, in such capacity, as issuer of the notes for such series under the terms set out in the transaction documents for that series.

ORIGINATOR AND SERVICER - COMMONWEALTH BANK OF AUSTRALIA

     Commonwealth Bank of Australia, COMMONWEALTH BANK, is responsible for originating and servicing the housing loans relating to the trusts and participated in the structuring of this transaction. For a description of the origination activities of Commonwealth Bank see "Commonwealth Bank Residential
Loan Program". Commonwealth Bank or the entity specified in the prospectus supplement for a series will be appointed as the initial servicer of the housing loans acquired by each trust. Commonwealth Bank will also act as originator of the assets acquired by each trust, in addition to any other entity identified in the prospectus supplement for a series as a originator in relation to that series.

     Commonwealth Bank was established in 1911 by an Act of Australia's
Commonwealth Parliament as a government owned enterprise to conduct commercial and savings banking business. For a period it also operated as Australia's central bank until this function was transferred to the Reserve Bank of
Australia in 1959. The process of privatization of Commonwealth Bank was commenced by Australia's Commonwealth Government in 1990 and was completed in
July 1996. Commonwealth Bank is now a public company listed on the Australian
Stock Exchange Limited.

     Commonwealth Bank is one of the four major banks in Australia. It is a provider of integrated financial services including retail, premium, business, corporate and institutional banking, funds management, superannuation, insurance, investment and sharebroking products and services.

     Commonwealth Bank currently files periodic reports with the Securities and
Exchange Commission pursuant to the Exchange Act. The prospectus supplement for a series will specify details of Commonwealth Bank's recent filings of Annual
Reports and where copies may be obtained.

     The Australian banking activities of Commonwealth Bank come under the regulatory supervision of the Australian Prudential Regulation Authority, which is responsible (with the Reserve Bank of Australia) for the maintenance of the overall stability of the Australian financial system. Commonwealth Bank's registered office is at Level 7, 48 Martin Place, Sydney, NSW 2000. Commonwealth
Bank maintains a World Wide Web site at the address
"http://www.commbank.com.au". For a further description of the business operations of Commonwealth Bank, see "The Sponsor and Servicer" in the related prospectus supplement.

     As described below under "Description of the Trusts - Commonwealth Bank
Securitization Trust Program", Commonwealth Bank has been engaged in the securitization of its assets since 1997.

     The prospectus supplement for a series may specify additional or different details regarding Commonwealth Bank.

THE SPONSOR, DEPOSITOR AND MANAGER

     Securitisation Advisory Services Pty Limited will be appointed as manager for each trust on the terms set out in the master trust deed and the related series supplement.

     Securitisation Advisory Services Pty Limited will serve as the sponsor and will participate in the structuring of each transaction and the negotiation of transaction documents. Securitisation Advisory Services Pty Limited will calculate all income and expenses allocated to each trust in accordance with the allocation of cash flows described in the relevant prospectus supplement.
Securitisation Advisory Services Pty Limited will also manage all ongoing reporting requirements of each trust as required by the relevant transaction documents and regulations.

     Securitisation Advisory Services Pty Limited will be the depositor for each trust formed under the Medallion program. See "Description of the Trusts -
Establishing the Trusts" in this base prospectus. See also "The Issuing Entity"
in the prospectus supplement.

     Securitisation Advisory Services Pty Limited is a wholly owned subsidiary of Commonwealth Bank. It is a proprietary company established under the laws of
Australia. Its principal business activity is the management of securitization trusts established under Commonwealth Bank's Medallion Program and the management of other securitization programs established by Commonwealth Bank or its clients.

     The prospectus supplement for a series may specify additional or different details regarding Securitisation Advisory Services Pty Limited.

     The manager has obtained an Australian Financial Services License under
Part 7.6 of the Australian Corporations Act 2001 (Australian Financial Services
License No. 241216). The manager's registered office is at Level 7, 48 Martin
Place Sydney NSW 2000.

                            DESCRIPTION OF THE TRUSTS

COMMONWEALTH BANK SECURITIZATION TRUST PROGRAM

     Commonwealth Bank established its Medallion Trust Program pursuant to a master trust deed dated October 8, 1997 for the purpose of enabling Perpetual
Trustee Company Limited, as trustee of each trust established pursuant to the
Medallion Trust Program, to invest in pools of assets originated by or purchased from time to time from Commonwealth Bank, its subsidiaries and/or other persons.
Trusts under the Medallion Trust Program may also be established under other master trust deeds, entered into in the future, if so specified in the relevant prospectus supplement for the trust and, if so specified, a reference in this prospectus to the master trust deed will be to the relevant master trust deed for that trust.

ESTABLISHING THE TRUSTS

     The master trust deed provides for the creation of an unlimited number of trusts and may be varied or amended by a series supplement in respect of a corresponding trust. The master trust deed establishes the general framework under which trusts may be established from time to time, with each such trust established under the master trust deed and the corresponding series supplement.
Each trust is separate and distinct from any other trust. The assets of each trust are not available to meet the liabilities of any other trust.

     The detailed terms of each trust established to acquire housing loans will be as set out in the master trust deed and the series supplement relating to that trust.

     Each series supplement, which supplements the general framework under the master trust deed with respect to a trust established to acquire housing loans, will do, amongst other things, the following:

     o    specify the details of the series of notes other than for the offered notes which will be contained in the corresponding note trust deed and the note terms and conditions annexed to the offered notes for that series;

     o    establish the cash flow allocation;

     o    set out the mechanism for the acquisition of the pool of housing loans by the related trust and contain various representations and warranties by Commonwealth Bank in relation to the housing loans;

     o    contains the appointment of the initial servicer of the housing loans and the various powers, discretions, rights, obligations and protections of the initial servicer in this role;

     o    provide for the beneficial ownership of the trust by one or more unitholders; and

     o    specify a number of ancillary matters associated with the operation of the related trust and the housing pool such as the arrangements regarding the operation of the collections account, the

          custody of the title documents in relation to the housing loans, the fees payable to the issuer trustee, the manager and the servicer, the perfection of the issuer trustee's title to the housing loans, the termination of the trust and the limitation on the issuer trustee's liability.

TRANSFER OF ASSETS BETWEEN TRUSTS

     The master trust deed provides for the transfer of some or all of the assets of one trust, the DISPOSING TRUST, to another trust, the ACQUIRING TRUST, subject to the requirements of the master trust deed and the series supplements for both the Disposing Trust and the Acquiring Trust.

     Under the master trust deed, if the issuer trustee as trustee of a
Disposing Trust has received:

     o    a Transfer Proposal in accordance with the master trust deed;

     o    the Transfer Amount in respect of that Transfer Proposal; and

     o    a direction from the manager to accept that Transfer Proposal,

then, subject to the requirements of the master trust deed and the series supplements for both the Disposing Trust and the Acquiring Trust, the issuer trustee will hold the Assigned Assets in respect of that Transfer Proposal as trustee of the Acquiring Trust in accordance with the terms of the series supplement in relation to the Acquiring Trust.

     To ensure that the Disposing Trust has the benefit of any receipts (other than receipts in the nature of principal), and bears the cost of any outgoings, in respect of the Assigned Assets for the period up to (but excluding) the
Assignment Date and the Acquiring Trust has the benefit of such receipts and bears such costs for the period after (and including) that Assignment Date, the manager will direct the issuer trustee as trustee of the Acquiring Trust to pay an Adjustment Advance to the Disposing Trust on the Assignment Date.

OTHER TRUSTS

     In addition to each trust, three other trusts will be established in relation to an issue of the notes as follows:

     o    NOTE TRUST. Unless otherwise specified in the prospectus supplement for a series, The Bank of New York will be appointed as note trustee for each series of offered notes. The note trustee will act as trustee of the note trust under the note trust deed for the benefit of holders of the offered notes for that particular series. For a description of the principal functions, responsibilities, powers, discretions and protections of the note trustee, see "Description of the Offered
          Notes--The Note Trustee".

     o    SECURITY TRUST. Unless otherwise specified in the prospectus supplement for a series, P.T. Limited will be appointed as security trustee under the terms of the security trust deed for that series.
          The security trustee will hold the charge over the assets of the corresponding trust granted by the issuer trustee under the security trust deed on trust for the benefit of the noteholders, any redraw bondholders and all other Secured Creditors of that series. If an event of default occurs under the security trust deed and the charge is enforced, the security trustee, or a receiver appointed by it, will be responsible for realizing the assets of the corresponding trust and the security trustee will be responsible for distributing the proceeds of realization to Secured Creditors in the order prescribed under the security trust deed.

     o    CBA TRUST. Unless otherwise specified in the prospectus supplement for a series, Perpetual Trustee Company Limited will be appointed under the series supplement for that series as trustee under the terms of a trust in favor of each originator for that series. Perpetual Trustee
          Company Limited, in its capacity as trustee of the CBA trusts will hold certain financial indebtedness and security not directly related to the housing loans. The CBA trust is described in more detail in
          "Description of the Assets of a Trust-- CBA Trust".

                      DESCRIPTION OF THE ASSETS OF A TRUST

ASSETS OF A TRUST

     The assets of a trust may include the following:

     o    the pool of housing loans assigned to the trust, including all:

          o    principal payments paid or payable on the housing loans at any time from and after the cut-off date;

          o    interest payments paid or payable on the housing loans before or after the cut-off date (other than the Accrued Interest
               Adjustment which is to be paid on the first payment date to each originator of the housing loans); and

          o    fees paid or payable on the housing loans at any time from and after the cut-off date;

     o    rights under any mortgage insurance policies covering the housing loans and any individual property insurance policies covering the mortgaged properties relating to the housing loans;

     o    rights under the mortgages in relation to the housing loans;

     o    rights under collateral securities appearing on an originator's records as securing the housing loans;

     o    amounts on deposit in the accounts established in connection with the creation of the trust and the issuance of the notes, including the collections account, and any instruments in which these amounts are invested; and

     o    the issuer trustee's rights under the transaction documents.

     The prospectus supplement for each series will include information describing the assets of the related trust.

     The offered notes will be non recourse obligations of the related trust.
The assets of the trust specified in the prospectus supplement for that series will serve as collateral only for that series of offered notes. Noteholders of a series of offered notes may only proceed against the collateral securing that series of offered notes in the case of a default on that series of offered notes and may not proceed against any assets of Commonwealth Bank or any of its affiliates, any other originator specified in the prospectus supplement for that series, or any of its affiliates, or the assets of any other trust.

THE HOUSING LOANS

     The housing loans will be secured by registered first ranking mortgages on properties located in Australia. To the extent described in any prospectus supplement, the housing loans may also be secured

by registered first ranking mortgages on properties located in New Zealand. Each housing loan will be from a originator's general residential mortgage product pool and will be originated by that originator in the ordinary course of its business. Each housing loan to be sold to a trust:

     o    by Commonwealth Bank will be one of the types of products described in
          "Commonwealth Bank Residential Loan Program--Commonwealth Bank's
          Product Types" and may have some or all of the features described in
          "Commonwealth Bank Residential Loan Program--Special Features of the
          Housing Loans";

     o    by Homepath Pty Limited will be one of the types of products described in "Homepath Residential Loan Program--Homepath's Product Types" and
          may have some or all of the features described in "Homepath
          Residential Loan Program--Special Features of the Housing Loans"; and

     o    by Commonwealth Bank or any of its subsidiaries identified in the prospectus supplement for a series as an originator in relation to that series will be described in the prospectus supplement for that series.

     The housing loans will be either fixed rate or variable rate loans. The mortgaged properties will consist of one-to-four family owner-occupied properties and one-to-four family non-owner occupied properties, but will not include mobile homes which are not permanently affixed to the ground, commercial properties or unimproved land.

     The prospectus supplement for each series may provide additional information with respect to the housing loans that are assets of the related trust as of the cut-off date specified in the prospectus supplement which may include, among other things, to the extent relevant:

     o    the aggregate outstanding principal balance of the housing loans included in the assets of the related trust;

     o    the range and average outstanding principal balance of the housing loans;

     o    the range and weighted average loan rate on the housing loans, if any;

     o    the percentage by outstanding principal balance as of the cut-off date of housing loans that accrue interest at variable or fixed interest rates;

     o    the weighted average remaining term-to-stated maturity of the housing loans;

     o    the year of origination of the housing loans;

     o    the range and weighted average of loan-to-value ratios for the housing loans;

     o    the geographic distribution of any mortgaged properties securing the housing loans; and

     o    distribution by number and aggregate outstanding principal balance of the types of properties securing the housing loans.

OTHER FEATURES OF THE HOUSING LOANS

     The housing loans will have the following features.

     o    Interest will be calculated daily and charged in arrears.

     o    Payments can be on a monthly, two weekly or weekly basis. Payments will be made by borrowers using a number of difference methods, including cash payments at branches, checks and in most cases automatic transfer.

     o    They are governed by the laws of the Commonwealth of Australia and one of the following Australian States or Territories:

          o    New South Wales;

          o    Victoria;

          o    Western Australia;

          o    Queensland

          o    South Australia;

          o    Tasmania;

          o    Northern Territory; or

          o    the Australian Capital Territory.

     The accompanying prospectus supplement will provide material information concerning the types and characteristics of the housing loans included in the related trust as of the related cut-off date. A Current Report on Form 8-K will be available on request to holders of the related series of offered notes and will be filed, together with the related note trust deed, series supplement and security trust deed, with the Securities and Exchange Commission in a timely manner after the initial issuance of the offered notes. In the event housing loans are removed from or added to the related housing loan pool after the date of the applicable prospectus supplement prior to the related closing date and any material pool characteristics of the actual housing loan pool differ by 5%
or more (other than as a result of the housing loans converting into cash in accordance with their terms) from the description of the housing loan pool in the applicable prospectus supplement, a current report on Form 8-K describing the final housing loan pool will be filed with the Securities and Exchange
Commission in a timely manner.

THE ORIGINATORS

     The housing loans included in the assets of a trust will be sold to the trust by Commonwealth Bank, Homepath Pty Limited, and/or other subsidiaries of
Commonwealth Bank identified in the prospectus supplement for a series as an originator in relation to that Series.

COMMONWEALTH BANK

     See "The Issuer Trustee, Commonwealth Bank of Australia and the
Manager--Sponsor, Originator and Servicer-Commonwealth Bank of Australia" for a
description of Commonwealth Bank.

HOMEPATH PTY LIMITED

     Homepath Pty Limited, HOMEPATH, was established on March 16, 1998 as a provider of home loans and property related information services via the internet. It is a proprietary company established

under the laws of Australia. Homepath is a wholly owned, but not guaranteed, subsidiary of Commonwealth Bank. Its registered office is at Level 7, 48 Martin
Place, Sydney New South Wales, Australia.

     Homepath is consolidated with the Commonwealth Bank group in the Annual
Report of the Commonwealth Bank group filed with the Securities and Exchange
Commission on Form 20-F.

     The prospectus supplement for a series may specify additional or different details regarding Homepath.

OTHER COMMONWEALTH BANK SUBSIDIARIES

     Details of any other subsidiary of Commonwealth Bank which is a originator in respect of a trust will be specified in the corresponding prospectus supplement.

TRANSFER AND ASSIGNMENT OF THE HOUSING LOANS

     The housing loans assigned to a trust on the closing date for that trust will be specified in a sale notice from each originator to the issuer trustee.

     Each originator will equitably assign housing loans, the mortgages and any collateral securities from time to time appearing in its records as securing those housing loans, any mortgage insurance policies in relation to the housing loans and its interest in any insurance policies on the mortgaged properties relating to those housing loans to the issuer trustee pursuant to its sale notice. After this assignment, the issuer trustee will be entitled to the collections, subject to certain exceptions, on the housing loans the subject of the sale notice.

     If the issuer trustee is actually aware of the occurrence of a Perfection of Title Event which is subsisting then, unless each rating agency confirms that a failure to perfect the issuer trustee's title to the relevant housing loans will not result in a reduction, qualification or withdrawal of the credit ratings assigned by them to the notes and any redraw bonds, the issuer trustee must declare that a Perfection of Title Event has occurred and the issuer trustee and the manager must as soon as practicable take steps to perfect the issuer trustee's legal title to those housing loans. These steps will include the lodgment of transfers of the mortgages securing the housing loans with the appropriate land titles office in each applicable Australian State and
Territory. The issuer trustee will hold at the closing date for a trust irrevocable powers of attorney from each originator to enable it to execute such mortgage transfers.

CBA TRUST

     An originator may in some instances equitably assign to the issuer trustee a housing loan secured by an "all moneys" mortgage, which may also secure other financial indebtedness. An originator will also assign these other loans to the issuer trustee which will hold these by way of a separate trust for the originator, established under the series supplement relating to the trust and known as the CBA trust. The other loans will not be assets of the relevant trust. The issuer trustee will hold the proceeds of enforcement of the related mortgage, to the extent they exceed the amount required to repay the housing loan, as trustee for the CBA trust, in relation to that other loan. The mortgage will secure the housing loan equitably assigned to the trust in priority to that other loan.

     Because an originator's standard security documentation may secure all moneys owing by the provider of the security to that originator, it is possible that a security held by that originator in relation to other facilities provided by it could also secure a housing loan, even though in that originator's records the particular security was not taken for this purpose. An originator will only assign to the issuer trustee in its capacity as trustee of the trust those securities that appear in its records as intended to secure the housing loans.
Other securities which by their terms technically secure a housing loan, but which were not taken for that purpose, will not be assigned for the benefit of the noteholders or any redraw bondholders of the series.

REPRESENTATIONS, WARRANTIES AND ELIGIBILITY CRITERIA

     Commonwealth Bank will represent and warrant to the issuer trustee in respect of each originator specified in the prospectus supplement for a series and each housing loan being equitably assigned to the issuer trustee that, amongst other things, as at the cut off date specified in that prospectus supplement:

     o    at the time the originator of the housing loan entered into the related mortgage, the mortgage complied in all material respects with applicable laws;

     o    at the time the originator of the housing loan entered into the housing loan, it did so in good faith;

     o    at the time the originator of the housing loan entered into the housing loan, the housing loan was originated in the ordinary course of that originator's business and since then that originator has dealt with the housing loan in accordance with its servicing guidelines and servicing standards;

     o    at the time the originator of the housing loan entered into the housing loan, all necessary steps were taken to ensure that the related mortgage complied with the legal requirements applicable at that time to ensure that the mortgage was a first ranking mortgage, subject to any statutory charges, any prior charges of a body corporate, service company or equivalent, whether registered or not, and any other prior security interests which do not prevent the mortgage from being considered to be a first ranking mortgage in accordance with the servicing standards, secured over land, subject to stamping and registration in due course;

     o    where there is a second or other mortgage in respect of the land the subject of the related mortgage and the originator of the housing loan is not the mortgagee of that second or other mortgage, the originator has ensured whether by a priority agreement or otherwise, that the mortgage ranks ahead in priority to the second or other mortgage on enforcement for at least the principal amount plus accrued but unpaid interest of the housing loan and such other amount determined in accordance with the servicing guidelines;

     o    at the time the housing loan was approved, the originator of that housing loan had received no notice of the insolvency or bankruptcy of the relevant borrower or any notice that the relevant borrower did not have the legal capacity to enter into the relevant mortgage;

     o    the originator of the housing loan is the sole legal and beneficial owner of that housing loan and the related securities assigned to the issuer trustee as trustee of the trust and, to its knowledge, no prior ranking security interest exists in relation to its right, title and interest in the housing loan and related securities;

     o    each of the relevant mortgage documents, other than any insurance policies in respect of land, which is required to be stamped with stamp duty has been duly stamped;

                                       10

     o    the terms of the loan agreement in relation to each housing loan require payments in respect of the housing loan to the relevant originator to be made free of set-off unless prohibited by law;

     o    other than in respect of priorities granted by statute, the originator of the housing loan has not received notice from any person that it claims to have a security interest ranking in priority to or equal with the security interest held by that originator and constituted by the relevant mortgage;

     o    each housing loan is, or will on the closing date specified in relation to the equitable assignment of that housing loan in the relevant prospectus supplement be, insured under a mortgage insurance policy; and

     o    the housing loan satisfies the following eligibility criteria:

          o    it is from the originator's general housing loan pool;

          o    it is secured by a mortgage over land which has erected on or within it a residential dwelling or unit;

          o    it has a loan-to-value ratio based on the outstanding balance of the housing loan and the most recent valuation of the mortgaged property, at the commencement of business on the cut-off date, less than or equal to 95%;

          o    the amount outstanding, assuming all due payments have been made by the borrower, will not exceed the amount specified in the relevant prospectus supplement;

          o    the borrower is required to repay that loan within 30 years of the cut-off date;

          o    no payment from the borrower under the housing loan is in arrears for more than 30 consecutive days;

          o    the housing loan was advanced in, and is repayable in, Australian dollars;

          o    it is or has been fully drawn; and

          o    the borrower under the housing loan is not an employee of the originator of that housing loan who is paying a concessional rate of interest under the housing loan as a result of that
               employment, other than a concessional rate of interest which is offered to other groups of borrowers who are not also employees of the originator.

     The issuer trustee will not investigate or make any inquiries regarding the accuracy of the representations and warranties given by Commonwealth Bank and has no obligation to do so. The issuer trustee will be entitled to rely entirely upon the representations and warranties being correct, unless an officer of the issuer trustee involved in the day to day administration of the trust is actually aware of any breach.

BREACH OF REPRESENTATIONS AND WARRANTIES

     If Commonwealth Bank, any other originator specified in the prospectus supplement for a series, the manager or the issuer trustee becomes actually aware that a material representation or warranty from

                                       11

Commonwealth Bank relating to any housing loan or mortgage was incorrect when given, including that a housing loan not meeting the eligibility criteria has been included in the housing loan pool, it must notify the others within 5
Business Days, and provide to them sufficient details to identify the housing loan and the reasons for believing the representation or warranty is incorrect.
None of Commonwealth Bank, any other originator specified in that prospectus supplement, the manager or the issuer trustee is under any ongoing obligation to determine whether any representation or warranty is incorrect when given.

     If any representation or warranty is incorrect when given and notice of this is given not later than 5 Business Days prior to 120 days after the closing date specified in the prospectus supplement, or such other date after 120 days as the Australian Prudential Regulation Authority may allow, and the originator of that housing loan does not remedy the breach to the satisfaction of the issuer trustee within 5 Business Days of the originator or the manager giving or receiving the notice as the case may be, the housing loan and its related securities will no longer form part of the assets of the corresponding trust.
The issuer trustee will, however, retain all collections received in connection with that housing loan from the cut-off date specified in the prospectus supplement to the date of delivery of the notice. Commonwealth Bank must pay or procure payment to the issuer trustee the principal amount of, and interest accrued but unpaid under, the housing loan as at the date of delivery of the relevant notice within 2 Business Days of that housing loan ceasing to form part of the corresponding trust.

     During the 120 days after the closing date specified in a prospectus supplement or such longer period as the Australian Prudential Regulation
Authority may allow, the issuer trustee's sole remedy for any of the representations or warranties being incorrect is the right to the above payment from Commonwealth Bank and neither Commonwealth Bank nor any other originator has any other liability for any loss or damage caused to the issuer trustee, any noteholder or any other person, for any of the representations or warranties being incorrect.

     If the breach of a representation or warranty in relation to a housing loan is discovered after the last day for giving notices in the period 120 days after the closing date specified in a prospectus supplement or such longer period as the Australian Prudential Regulation Authority may allow, Commonwealth Bank will pay damages to the issuer trustee limited to the principal amount outstanding and any accrued but unpaid interest and any outstanding fees in respect of the housing loan. The amount of the damages must be agreed between the issuer trustee and Commonwealth Bank or, failing this, will be determined by
Commonwealth Bank's external auditors.

     The prospectus supplement for a series may specify additional or different provisions regarding the transfer of housing loans, representations and warranties in relation to the transfer, breaches of such representations and warranties and different notice provisions, cure periods and remedies for such breaches.

UNDERTAKINGS BY THE ORIGINATORS

     Each originator undertakes to the issuer trustee and the manager in respect of each housing loan being equitably assigned to the issuer trustee that, amongst other things, on or after the closing date specified in that prospectus supplement:

     o    Following the occurrence of a perfection of title event and at the written request of the issuer trustee, it will promptly execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such amendments to the series supplement and such further instruments and take such further action as may be reasonably necessary to preserve and protect the interest of the issuer trustee in and the value of the mortgage loan rights and assist in the issuer trustee obtaining legal title to the mortgage loan rights;

                                       12

     o    Following receipt of actual notice of a claim by a third party with respect to or a challenge to the sale and/or assignment of any mortgage loan right, it will promptly give notice in writing of such claim to the trustee, the servicer and Commonwealth Bank (if not the servicer), give notice in writing to the third party, the issuer trustee and the court in which the claim was filed, of the issuer trustee's interest in the mortgage loan rights and reimburse the issuer trustee immediately upon demand all reasonable costs and expenses necessarily incurred by the issuer trustee in maintaining its interest in the mortgage loan rights;

     o    It will take such action as the servicer may from time to time reasonably request in connection with the management, maintenance and enforcement of the mortgage loan rights;

     o    It will promptly notify the issuer trustee after it becomes aware of the creation or existence of any security interest in relation to any mortgage loan rights competing with its interest or the interest of the issuer trustee in any mortgage loan rights;

     o    It will ensure that it retains legal ownership of its mortgage loan rights;

     o    It will execute such documents and instruments as will reasonably be requested by the issuer trustee to effect the extinguishment of the issuer trustee's right, title and interest in a mortgage loan right pursuant to the series supplement for a series;

     o    it will duly and punctually perform each of its obligations under each of the mortgage documents to which it is a party, including any obligation to notify a borrower of any change in interest rates;

     o    It will reimburse the issuer trustee immediately upon demand all reasonable costs and expenses necessarily incurred in connection with the extinguishment of the issuer trustee's right, title and interest in a mortgage loan right pursuant to the series supplement for a series;

     o    If an originator exercises a right of set-off or combination in respect of any mortgage loan, or if any right of set-off is exercised against an originator in respect of any mortgage loan, it will pay to the trustee, subject to any laws relating to preferences (or the equivalent), the amount of, respectively, any benefit accruing to it as a result of the exercise of its right of set-off or combination or the amount of any right of set-off exercised against it; and

     o    It will not grant any security interest over its remaining right, title and interest in any mortgage loan right.

SUBSTITUTION PERIODS

If specified in the related prospectus supplement, a substitution period may apply to the assets of the relevant trust. If substitution applies, the issuer trustee may acquire additional housing loans during the specified substitution period. It will fund the acquisition of those additional housing loans out of the funds available for this purpose in the substitution reserve. Once these additional housing loans have been acquired they will form part of the assets of the relevant trust.

                   COMMONWEALTH BANK RESIDENTIAL LOAN PROGRAM

     Set out below is a summary of Commonwealth Bank's residential loan program.
The prospectus supplement for a series may specify additional or different provisions regarding Commonwealth Bank's residential loan program.

                                       13

ORIGINATION PROCESS

     The housing loans to be assigned to a trust by Commonwealth Bank will comprise a portfolio of variable and fixed rate loans originated by Commonwealth
Bank through loan applications from new and existing customers. Housing loan applications in relation to each series will be sourced from Commonwealth Bank's branch networks, their mobile sales forces, their telephone sales operations, approved mortgage brokers, and through the internet from Commonwealth Bank's website at www.commbank.com.au and other sources specified in the prospectus supplement for a series.

APPROVAL AND UNDERWRITING PROCESS

     When a housing loan application is received it is processed in accordance with Commonwealth Bank's approval policies. These policies are monitored and are subject to continuous review by Commonwealth Bank which, like other lenders in the Australian residential housing loan market, does not divide its borrowers into groups of differing credit quality for the purposes of setting standard interest rates for their residential housing loans. In certain situations discounted interest rates are provided to retain existing borrowers or to attract certain high income individuals. All Commonwealth Bank's borrowers must satisfy the approval criteria as described in this section. The prospectus supplement relating to a series of notes will contain a description of any changes to the underwriting process relating to the housing loans to be included in the assets of the trust.

     Each lending officer of Commonwealth Bank must be assessed prior to a credit approval authority delegation being approved. The lending officer's performance and approval authority is constantly monitored and reviewed by
Commonwealth Bank. This ensures that loans are approved by a lending officer with the proper authority level and that the quality of the underwriting process by each individual lending officer is maintained.

     Housing loans processed by Commonwealth Bank will either be approved or declined by a credit scorecard system or referred to a lending officer holding a credit approval authority. A loan will be approved or rejected by a lending officer holding the appropriate level of delegation and loans which have higher risk characteristics or does not meet the Commonwealth Bank's approval criteria are assessed by a loan officer with higher level of experience.

     The approval process includes verifying the borrower's application details, assessing their ability to repay the housing loan and determining the valuation of the mortgaged property.

VERIFICATION OF APPLICATION DETAILS

     The verification process involves borrowers providing proof of identity, evidence of income and evidence of savings. For an employed applicant, it includes confirming employment and income levels by way of recent payslips, tax assessments or letter from the employer. For a self-employed or business applicant it includes checking annual accounts and tax assessments. Where applicants are refinancing debts from another financial institution, a check of recent statements of the existing loan is made to determine the regularity of debt payments. The credit history of any existing borrowings from Commonwealth
Bank is also checked.

ASSESSING ABILITY TO REPAY

     Based upon the application, once verified, an assessment is made of the applicant's ability to repay the housing loan. This is primarily based on the applicant's debt servicing to income commitment

                                       14

ratio along with any risk factors identified in verifying the applicant's income, savings or credit history. The credit decision is made using one of the following processes.

     o    Credit scorecard. A credit scorecard system automatically and consistently applies Commonwealth Bank's credit assessment rules without relying on the credit experience of the inputting officer. The credit scorecard returns a decision to approve, reject or refer an application. An application is referred by the system if certain risk factors, such as loan size or a high commitment level, are present which require the application to be assessed by an experienced loan officer. The credit score determined by this system is based on historical performance data of Commonwealth Bank's housing loan portfolio.

     o    Credit approval authorities. Housing loan applications which are not credit scored and those which are referred by the credit scorecard are assessed by a loan officer. Each loan officer is allocated a credit approval authority based on their level of experience and past performance. Loans which have certain risk characteristics, such as loan size or a high commitment level, are assessed by more experienced loan officers. Commonwealth Bank monitors the quality of lending decisions and conducts regular audits of approvals.

     In addition to the processes described above, housing loan applications sourced through Commonwealth Bank's approved mortgage brokers are also subject to a credit history search of the borrower which is provided by Baycorp
Advantage Ltd, formerly known as Credit Advantage Ltd.

     Borrowers in respect of housing loans may be natural persons, corporations or trusts. Housing loans to corporations and trusts may be secured, if deemed necessary, by guarantees from directors. Guarantees may also be obtained in other circumstances.

VALUATION OF MORTGAGED PROPERTY

     For applications which successfully pass the credit decision process, the maximum allowable loan-to-value ratio, being the ratio of the housing loan amount to the value of the mortgaged property, is calculated and an offer for finance is made conditional upon a satisfactory valuation of the mortgaged property and any other outstanding conditions being satisfied. The amount of the housing loan that will be approved for a successful applicant is based on an assessment of the applicant's ability to service the proposed housing loan and the loan-to-value ratio. For the purposes of calculating the loan-to-value ratio, the value of a mortgaged property in relation to housing loans to be assigned to the trust has been determined at origination by a qualified professional valuer or, subject to certain risk criteria, an externally provided database value or an acceptable source document such as a contract for the purchase of the mortgaged property or rates notice. The risk criteria include limits on the loan amount and the value and geographical location of the security property.

     The maximum loan-to-value ratio that is permitted for any loan is determined according to Commonwealth Bank credit policy and is dependent on the size of the proposed loan, the nature and location of the proposed mortgaged property and other relevant factors. Where more than one mortgaged property is offered as security for a housing loan, the sum of the valuations for each mortgaged property is assessed against the housing loan amount sought.

     The Commonwealth Bank of Australia's formal loan offer with the loan security documentation is sent by one of Commonwealth Bank of Australia's loan processing centres to borrowers for acceptance/execution. Once Commonwealth
Bank's formal loan offer has been accepted by the applicant, one of Commonwealth
Bank's loan processing centers prepares the loan security documentation and dispatches it to the borrower for execution. After execution, the documentation,

                                       15

together with signed acknowledgement that all non-documentary conditions of approval have been met, is returned by the business unit to the loan processing center authorizing settlement and funding of the housing loan to proceed. In certain circumstances, settlement and funding are completed at the business unit level.

     Commonwealth Bank's normal practice is to request that borrowers establish and maintain full replacement general home owner's insurance on the mortgaged property. Some of the housing loans have home owner's insurance provided by
Commonwealth Insurance Limited, a subsidiary of Commonwealth Bank. However, there is no ongoing monitoring of the level of home owner's insurance maintained by borrowers.

     The prospectus supplement for a series may specify additional or different provisions regarding Commonwealth Bank's approval and underwriting process.

COMMONWEALTH BANK'S PRODUCT TYPES

     Set out below is a summary of Commonwealth Bank's housing loan product types. The prospectus supplement for a series may specify additional or different product types or changes to the product types of Commonwealth Bank housing loans in relation to that series.

PRODUCT TYPES

     Commonwealth Bank offers a wide variety of housing loan product types with various features and options that are further described in this section. Market competition and economics may require that Commonwealth Bank offer new product types or add features to a housing loan which are not described in this section.
However, before doing so, Commonwealth Bank must satisfy the manager that the additional features would not affect any mortgage insurance policy covering the housing loans and would not cause a downgrade or withdrawal of the rating of any series of notes if those housing loans remain in the trusts.

STANDARD VARIABLE RATE LOAN AND FIXED RATE LOAN

     These types of loan are Commonwealth Bank's traditional standard mortgage products which consists of standard variable rate and fixed rate options. The standard variable rate is set at Commonwealth Bank's discretion. However, it may fluctuate with market conditions. Borrowers may switch to a fixed interest rate at any time upon payment of a switching fee as described below in "Switching
Interest Rates". Some of the housing loans will be subject to fixed rates for differing periods.

     In addition, some of these loans have an interest rate which is discounted by a fixed percentage to the standard variable rate or fixed rate. These discounts are offered to members of certain professional groups, other high income individuals and borrowers who meet certain loan size requirements.

ECONOMISER HOME LOAN AND RATE SAVER HOME LOAN

     These types of loans have a variable interest rate which is not linked to the standard variable rate product and which may fluctuate independently of this and other standard variable rates in the market. These types of loans were introduced by Commonwealth Bank to allow borrowers who did not require a full range of product features to reduce their interest rate. The interest rate for the Economiser Home Loan and Rate Saver Home Loan historically has been less than that for the standard variable rate product. Of the features described below, at present only those headed "Switching Interest Rates",

                                       16

"Substitution of Security", "Redraws and Further Advances", "Interest Only
Periods", "Repayment Holiday" and "Early Repayment" are available.

     However, any borrowers availing themselves of the "Interest Only Periods"
product feature will currently cease to be eligible for the product feature
"Redraws and Further Advances". To take advantage of other features borrowers must, with the agreement of Commonwealth Bank and upon payment of a fee, switch their housing loan to a Standard Variable Rate Loan or Fixed Rate Loan product.
However, these or other features may in the future be offered to borrowers.

SPECIAL FEATURES OF THE HOUSING LOANS

     Each housing loan in relation to a series may have some or all of the features described in this section. During the term of any housing loan,
Commonwealth Bank may agree to the following changes that are described below to the terms of that housing loan from time to time at the request of the borrower:

     o    switching interest rates;

     o    substitution of security;

     o    redraws and further advances;

     o    repayment holiday;

     o    early repayment;

     o    combination or "split" housing loans;

     o    interest offset; and

     o    interest only periods.

SWITCHING INTEREST RATES

     Borrowers may elect for a fixed rate, as determined by Commonwealth Bank, to apply to their housing loan for a period of up to 15 years. These housing loans convert to the standard variable interest rate at the end of the agreed fixed rate period unless the borrower elects to fix the interest rate for a further period.

     Any variable rate housing loan of a trust converting to a fixed rate product will be hedged in the manner described in the relevant prospectus supplement.

SUBSTITUTION OF SECURITY

     Under the series supplement for a series, the servicer for that series is empowered in relation to each housing loan to, amongst other things, substitute any corresponding mortgage, or collateral security appearing in the records of
Commonwealth Bank or Homepath as intending to secure the housing loan, as long as this is done in accordance with the relevant mortgage insurance policy and the servicing guidelines. Under these guidelines, a borrower may apply to the servicer to achieve the following:

     o    substitute a different mortgaged property in place of the existing mortgaged property securing a housing loan; or

                                       17

     o    release a mortgaged property from a mortgage.

     If the servicer's credit criteria are satisfied and another property is substituted for the existing security for the housing loan, the mortgage which secures the existing housing loan may be discharged without the borrower being required to repay the housing loan. The servicer must obtain the consent of any relevant mortgage insurer to the substitution of security or a release of a mortgage where this is required by the terms of a mortgage insurance policy.

REDRAWS AND FURTHER ADVANCES

     Each of the variable rate housing loans allows the borrower to redraw principal repayments made in excess of scheduled principal repayments during the period in which the relevant housing loan is charged a variable rate of interest. Borrowers may request a redraw at any time subject to meeting certain credit criteria at that time. The borrower may be required to pay a fee to
Commonwealth Bank in connection with a redraw. Currently, Commonwealth Bank does not permit redraws on fixed rate housing loans, interest only Enconomiser Home
Loans and Rate Saver Home Loans. A redraw will not result in the related housing loan being removed from the trust.

     In addition, Commonwealth Bank may agree to make a further advance to a borrower under the terms of a housing loan subject to a credit assessment.

     Where a further advance does not result in the previous scheduled principal balance of the housing loan being exceeded by more than one scheduled monthly installment, the further advance will not result in the housing loan being removed from the trust.

     Where a further advance does result in the previous scheduled principal balance of the housing loan being exceeded by more than one scheduled monthly installment, Commonwealth Bank must pay to the trust the principal balance of the housing loan and accrued and unpaid interest and fees on the housing loan.
If this occurs the housing loan will be treated as being repaid and will cease to be an asset of the trust. A further advance to a borrower may also be made under the terms of another loan or as a new loan. These loans may share the same security as a housing loan assigned to the trust but will be subordinated upon the enforcement of that security to the housing loan.

REPAYMENT HOLIDAY

     A borrower is allowed a repayment holiday where the borrower has prepaid principal, creating a difference between the outstanding principal balance of the loan and the scheduled amortized principal balance of the housing loan. The borrower is not required to make any payments, including payments of interest, until the outstanding principal balance of the housing loan plus unpaid interest equals the scheduled amortized principal balance. The failure by the borrower to make payments during a repayment holiday will not cause the related housing loan to be considered delinquent.

EARLY REPAYMENT

     A borrower may incur a fee if an early repayment occurs on either a fixed rate or variable rate housing loan. A borrower may also incur break fees if an early repayment or partial prepayment of principal occurs on a fixed rate housing loan. However, at present fixed rate loans allow for partial prepayment by the borrower of up to A$10,000 in any 12 month period without any break fees being applicable.

                                       18

COMBINATION OR "SPLIT" HOUSING LOANS

     A borrower may elect to split a housing loan into separate funding portions which may, among other things, be subject to different types of interest rates.
Each part of the housing loan is effectively a separate loan contract, even though all the separate loans are secured by the same mortgage.

INTEREST OFFSET

     Commonwealth Bank offers borrowers an interest offset product known as a mortgage interest saver account under which the interest accrued on the borrower's deposit account is offset against interest on the borrower's housing loan. Commonwealth Bank does not actually pay interest to the borrower on the loan offset account, but simply reduces the amount of interest which is payable by the borrower under its housing loan. The borrower continues to make its scheduled mortgage payment with the result that the portion allocated to principal is increased by the amount of interest offset. Commonwealth Bank will pay to the trust the aggregate of all interest amounts offset in respect of the housing loans for which it is the originator. These amounts will constitute interest collections for the relevant period.

     If, following a Perfection of Title Event, the trust obtains legal title to a housing loan, Commonwealth Bank will no longer be able to offer an interest offset arrangement for that housing loan.

INTEREST ONLY PERIODS

     A borrower may also request to make payments of interest only on his or her housing loan. If Commonwealth Bank agrees to such a request it does so conditional upon higher principal repayments or a bulk reduction of principal applying upon expiry of the interest only period so that the housing loan is repaid within its original term.

                        HOMEPATH RESIDENTIAL LOAN PROGRAM

     Set out below is a summary of Homepath's residential loan program. The prospectus supplement for a series may specify additional or different provisions regarding Homepath's residential loan program.

ORIGINATION PROCESS

     The housing loans to be assigned to a trust by Homepath will comprise a portfolio of variable and fixed rate loans originated by Homepath through loan applications from new and existing customers. All Homepath applications are sourced through the internet from Homepath's website at "www.homepath.com.au".

APPROVAL AND UNDERWRITING PROCESS

     When a housing loan application is received it is processed by Commonwealth
Bank as servicer for Homepath in accordance with the same process described above in "Commonwealth Bank Residential Loan Program--Approval and Underwriting
Process".

HOMEPATH'S PRODUCT TYPES

     Homepath only offers a variable and a fixed interest rate home loan product, the Homepath Loan.

                                       19

SPECIAL FEATURES OF THE HOUSING LOANS

     Each Homepath Loan in relation to a series may have some or all of the features described in this section. During the term of any Homepath Loan,
Homepath may agree to the following changes that are described above in
"Commonwealth Bank Residential Loan Program - Special Features of the Housing
Loans" to the terms of that loan at the request of the borrower:

     o    switching interest rates;

     o    substitution of security;

     o    redraws and further advances;

     o    early repayment;

     o    interest only periods; and

     o    combination or "split" housing loans.

     Homepath Loans have an interest rate which is not linked to the interest rate of Commonwealth Bank products and which may fluctuate independently of other interest rates in the market. The variable interest rate for the Homepath
Loan historically has been less than that for the Commonwealth Bank standard variable rate product.

     Of the features described above in "Commonwealth Bank Residential Loan
Program--Special Features of the Housing Loans" at present only those headed
"Switching of Interest Rates", "Substitution of Security", "Redraw and Further
Advances", "Early Repayment", "Interest Only Periods" and "Combination or
"Split" Housing Loans" are available for Homepath Loans.

         OTHER COMMONWEALTH BANK SUBSIDIARIES RESIDENTIAL LOAN PROGRAMS

     The prospectus supplement for a series will set out details of the residential loan program for any other originator specified in that prospectus supplement.

                        DESCRIPTION OF THE OFFERED NOTES

     The following summary, together with the description of the offered notes in the prospectus supplement, describes the material terms of the offered notes for a series except as already described above or in the prospectus supplement for that series. The summary does not purport to be complete and is subject to the terms and conditions of the offered notes and to the provisions of the transaction documents for that series and the prospectus supplement for that series.

     The prospectus supplement for a series may specify additional or different terms for the offered notes for that series.

GENERAL

     The issuer trustee will issue each series of offered notes on the closing date specified in the relevant prospectus supplement pursuant to a direction from the manager to the issuer trustee to issue the offered notes and the terms of the master trust deed and the corresponding series supplement, note trust deed and underwriting agreement. The laws of the Australian Capital Territory,
Australia or such other jurisdiction as is specified in the relevant prospectus supplement will govern the offered notes.

                                       20

CLASSES OF NOTES

     Each series of notes will be issued in one or more classes. Each class of notes may have different rights to receive or not receive payments of principal and interest on each payment date as specified in the prospectus supplement. The prospectus supplement for each series will outline these classes, their rights and the timing and priority of payments.

SOURCES OF FUNDS FOR PAYMENT

     The notes of a series will be entitled to payment only from the assets of the trust issuing that series of notes, including the proceeds from the housing loans included in that trust. Noteholders will not be entitled to payments from the housing loans included in any other trust. The notes are not obligations of the issuer trustee in its personal capacity, the manager or any of their affiliates. The notes will not be guaranteed by any governmental agency.

     Noteholders may experience delays in payment on the notes or losses on the notes if delinquent payments or losses on defaulted housing loans are not paid from any credit enhancement arrangement in the related trust.

PAYMENTS

GENERAL

     Payments on the notes of each series will be made on each payment date as specified in the prospectus supplement for that series. Payment dates may be monthly, quarterly, semi-annually or at another interval, as specified in the prospectus supplement for that series. The timing and priority of payment, interest rate and amount of or method of determining payments of interest and principal on each class of notes of a given series will be described in the prospectus supplement for that series. The rights of noteholders of any class of notes to receive payments of principal and interest may be senior, subordinate or equal to the rights of noteholders of any other class or classes of notes of such series, as described in the prospectus supplement for that series.

PAYMENTS OF INTEREST

     Each class of notes of a series will accrue interest from the date and at the interest rate described in the prospectus supplement for that series. Each class of notes of a series may have a different interest rate, which in each case may be fixed, variable or adjustable, or any combination of the foregoing.
The prospectus supplement for a series will specify the interest rate or, in the case of a variable rate, the method for determining the interest rate, for each class of notes of that series.

PAYMENTS OF PRINCIPAL

     Each class of notes of a series will have an Invested Amount which, at any time, will equal the then maximum amount that the noteholders of that class will be entitled to receive in respect of principal out of the housing loans and other assets of the related trust. The initial Invested Amount of each class of a series of notes will be specified in the prospectus supplement for that series. The Invested Amount of a class of notes will be reduced by payments of principal on the notes from time to time. Each class of notes of a series will have a Stated Amount which, at any time, will generally equal the Invested
Amount of the class less any principal charge-offs incurred in respect of the housing loans in the related trust allocated to that class of notes as described in the prospectus supplement for that series. Payments of principal will be made, and losses on the housing loans will be allocated, on each payment date to the

                                       21

holders of the class or classes of notes of each series until the Stated Amount of the notes in that series have been reduced to zero. Payments of principal with respect to one or more classes of notes may be made at a rate that is faster, and in some cases substantially faster, than the rate at which payments or other collections of principal are received on the housing loans in the related trust. Payments of principal with respect to one or more classes of notes may not commence until the occurrence of certain events, including the retirement of one or more other classes of notes of the same series, or may be made at a rate that is slower, and in some cases substantially slower, than the rate at which payments or other collections of principal are received on the housing loans in the related trust. Payments of principal with respect to one or more classes of notes may be made, subject to available funds, based on a specified principal payment schedule. Payments of principal with respect to one or more classes of notes may be contingent on the specified principal payment schedule of another class of the same series and the rate at which payments or other collections of principal on the housing loans in the related trust are received.

     In addition, the prospectus supplement will specify whether all or a portion of principal collected on the housing loans may be retained by the issuer trustee or the servicer and held in temporary investments for a specified period prior to being used to make payments of principal to noteholders, purchase additional assets for the trust if the prospectus supplement for a series specifies that there is to be a revolving period (provided that such assets are of the same general character as the original housing loan pool and that such assets may not be purchased after the date specified in the relevant prospectus supplement, which in no event may be more than three years from the closing date specified in the relevant prospectus supplement) or fund redraws or further advances. Payments of principal of any class of notes in each series will be made on a pro rata basis among all of the notes of that class in that series.

FORM OF THE OFFERED NOTES

BOOK-ENTRY REGISTRATION

     Offered notes that are denominated in US Dollars, if any, US DOLLAR OFFERED
NOTES, will be issued only in permanent book-entry format in minimum denominations as specified in the relevant prospectus supplement. While the US
Dollar offered notes are in book-entry format all references to actions by the corresponding holders of the US Dollar offered notes will refer to actions taken by the Depository Trust Company, DTC, upon instructions from its participating organizations and all references in this prospectus to payments, notices, reports and statements to holders of the US Dollar offered notes will refer to payments, notices, reports and statements to DTC or its nominee, as the registered noteholder, for payment to owners of the US Dollar offered notes in accordance with DTC's procedures.

     Holders of the US Dollar offered notes may hold their interests in their US
Dollar offered notes in a series through DTC in the United States or, if specified in the applicable prospectus supplement, through Clearstream Banking, societe anonyme, previously named Cedelbank, CLEARSTREAM, LUXEMBOURG, or the
Euroclear System, EUROCLEAR, in Europe, which in turn hold through DTC, if they are participants in those systems, or indirectly through organizations that are participants in those systems.

     Cede & Co, as nominee for DTC, will hold the US Dollar offered notes in its name on the books of DTC. If applicable, Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their respective participants, through customers' securities accounts in Clearstream, Luxembourg and Euroclear's names on the books of their respective depositaries. The depositaries in turn will hold the positions in the customers' securities accounts in the depositaries'
names on the books of DTC.

     Offered notes that are not US Dollar offered notes, if any, NON-US DOLLAR
OFFERED NOTES, will be issued only in permanent book-entry format in minimum denominations as specified in the relevant prospectus supplement. Non-US Dollar offered notes will be issued to a common depositary for and on

                                       22

behalf of Clearstream, Luxembourg and Euroclear. While the non-US Dollar offered notes are in book-entry format, all references to actions by the corresponding holders of non-US Dollar offered notes will refer to actions taken by the common depositary for Clearstream, Luxembourg and Euroclear and all references in this prospectus to payments, notices, reports and statements to holders of non-US
Dollar offered notes will refer to payments, notices, reports and statements to the common depositary, as the registered noteholder, for payment to Clearstream,
Luxembourg and Euroclear and to owners of the non-US Dollar offered notes in accordance with the procedures of Clearstream, Luxembourg and Euroclear, respectively. Non-US Dollar offered notes will not be held through DTC and will not be tradeable through DTC.

     DTC has advised the manager and the underwriters that it is:

     o    a limited-purpose trust company organized under the New York Banking
          Law;

     o    a "banking organization" within the meaning of the New York Banking
          Law;

     o    a member of the Federal Reserve System;

     o    a "clearing corporation" within the meaning of the New York Uniform
          Commercial Code; and

     o    a "clearing agency" registered under the provisions of Section 17A of the Exchange Act.

     DTC holds securities for its participants and facilitates the clearance and settlement among its participants of securities transactions, including transfers and pledges, in deposited securities through electronic book-entry changes in its participants' accounts. This eliminates the need for physical movement of securities. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. Indirect access to the DTC system is also available to others including securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The rules applicable to DTC and its participants are on file with the Securities and
Exchange Commission.

     Transfers between participants on the DTC system will occur in accordance with DTC rules. If applicable, transfers between participants on the
Clearstream, Luxembourg system and participants on the Euroclear system will occur in accordance with their rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream,
Luxembourg participants or Euroclear participants, on the other, will be effected by DTC in accordance with DTC rules on behalf of the relevant European international clearing system by that system's depositary. However, these cross-market transactions will require delivery of instructions to the relevant
European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines,
European time. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC.
Clearstream, Luxembourg participants and Euroclear participants may not deliver instructions directly to their system's depositary.

     Because of time-zone differences, credits of securities in Clearstream,
Luxembourg or Euroclear as a result of a transaction with a DTC participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date. The credits for any

                                       23

transactions in these securities settled during this processing will be reported to the relevant Clearstream, Luxembourg participant or Euroclear participant on that business day. Cash received in Clearstream, Luxembourg or Euroclear as a result of sales of securities by or through a Clearstream, Luxembourg participant or a Euroclear participant to a DTC participant will be received and available on the DTC settlement date. However, it will not be available in the relevant Clearstream, Luxembourg or Euroclear cash account until the business day following settlement in DTC.

     Purchases of US Dollar offered notes held through the DTC system must be made by or through DTC participants, which will receive a credit for the US
Dollar offered notes on DTC's records. The ownership interest of each actual holder of a US Dollar offered note is in turn to be recorded on the DTC participants' and indirect participants' records. Holders of US Dollar offered notes will not receive written confirmation from DTC of their purchase. However, holders of US Dollar offered notes are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the DTC participant or indirect participant through which the holder of the US Dollar offered notes entered into the transaction. Transfers of ownership interests in the US Dollar offered notes are to be accomplished by entries made on the books of DTC participants acting on behalf of the holders of
US Dollar offered notes. Holders of US Dollar offered notes will not receive US
Dollar offered notes representing their ownership interest in offered US Dollar offered notes unless use of the book-entry system for the US Dollar offered notes is discontinued.

     To facilitate subsequent transfers, all securities deposited by DTC participants with DTC are registered in the name of DTC's nominee, Cede & Co.
The deposit of securities with DTC and their registration in the name of Cede &
Co. effects no change in beneficial ownership. DTC has no knowledge of the actual holders of US Dollar offered notes; DTC's records reflect only the identity of the DTC participants to whose accounts the notes are credited, which may or may not be the actual beneficial owners of the US Dollar offered notes.
The DTC participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to DTC participants, by DTC participants to indirect participants, and by DTC participants and indirect participants to holders of US Dollar offered notes will be governed by arrangements among them and by any statutory or regulatory requirements as may be in effect from time to time.

     Neither DTC nor Cede & Co. will consent or vote on behalf of the US Dollar offered notes. Under its usual procedures, DTC mails an omnibus proxy to the issuer trustee, the security trustee or the note trustee as soon as possible after the record date, which assigns Cede & Co.'s consenting or voting rights to those DTC participants to whose accounts the US Dollar offered notes are credited on the record date, identified in a listing attached to the proxy.

     Principal and interest payments on the US Dollar offered notes will be made to DTC. DTC's practice is to credit its participants' accounts on the applicable payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on that payment date. Standing instructions, customary practices and any statutory or regulatory requirements as may be in effect from time to time will govern payments by DTC participants to holders of US Dollar offered notes. These payments will be the responsibility of the DTC participant and not of DTC, the issuer trustee, the note trustee or the principal paying agent. Payment of principal and interest to DTC is the responsibility of the issuer trustee, disbursement of the payments to DTC participants is the responsibility of DTC, and disbursement of the payments to holders of US Dollar offered notes is the responsibility of DTC participants and indirect participants.

                                       24

     DTC may discontinue providing its services as securities depository for the
US Dollar offered notes at any time by giving reasonable notice to the principal paying agent. Under these circumstances, if a successor securities depository is not obtained, definitive offered notes are required to be printed and delivered.

     According to DTC, the foregoing information about DTC has been provided for informational purposes only and is not intended to serve as a representation, warranty or contract modification of any kind.

     Clearstream, Luxembourg is a company with limited liability incorporated under the laws of Luxembourg. Clearstream, Luxembourg holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg participants through electronic book-entry changes in accounts of Clearstream, Luxembourg participants, thereby eliminating the need for physical movement of notes.
Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including the currency (or currencies, if the relevant prospectus supplement specifies that the offered notes are denominated in more than one currency) in which the offered notes are denominated.

     Clearstream, Luxembourg participants are financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, and clearing corporations. Indirect access to Clearstream, Luxembourg is also available to others, including banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a
Clearstream, Luxembourg participant, either directly or indirectly.

     The Euroclear System was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment. This eliminates the need for physical movement of notes. Transactions may be settled in multiple currencies.

     The Euroclear System is owned by Euroclear Clearance System Public Limited
Company (ECSplc) and operated through a license agreement by Euroclear Bank
S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium, the
EUROCLEAR OPERATOR. The Euroclear operator is regulated and examined by the
Belgian Banking and Finance Commission and the National Bank of Belgium.

     Euroclear participants include banks, including central banks, securities brokers and dealers and other professional financial intermediaries. Indirect access to the Euroclear System is also available to other firms that maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

     Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the
related Operating Procedures of the Euroclear System. These terms and conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments for securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific notes to specific securities clearance accounts. The Euroclear operator acts under these terms and conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

     Clearstream, Luxembourg and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

                                       25

     Distributions on the offered notes held through Clearstream, Luxembourg or
Euroclear will be credited to the cash accounts of Clearstream, Luxembourg participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by its depositary. These payments must be reported for tax purposes in accordance with United States tax laws and regulations. Clearstream, Luxembourg or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a holder of an offered note on behalf of a Clearstream, Luxembourg participant or Euroclear participant only in accordance with its rules and procedures, and, with respect to US Dollar offered notes, depending on its depositary's ability to effect these actions on its behalf through DTC.

     Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of interests in US Dollar offered notes among participants of DTC, Clearstream, Luxembourg or Euroclear, as applicable, they are under no obligation to perform or continue to perform these procedures and these procedures may be discontinued at any time.

GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     In most circumstances, the offered notes will be issued only as GLOBAL
NOTES which are registered and held by a depository. Note owners of the global notes may hold their global notes through any of DTC, Clearstream, Luxembourg or
Euroclear. Note owners of global notes which represent interests in non-US
Dollar offered notes may hold their global notes through Clearstream, Luxembourg or Euroclear. The global notes which represent interests in US Dollar offered notes will be tradeable as home market instruments in both the European and U.S.
domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding global notes through
Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way under their normal rules and operating procedures and under conventional eurobond practice, which is seven calendar day settlement.

     Secondary market trading between investors holding global notes through DTC will be conducted according to the rules and procedures applicable to U.S.
corporate debt obligations.

     Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC participants holding global notes will be effected on a delivery-against-payment basis through the respective depositaries of
Clearstream, Luxembourg and Euroclear, and the DTC participants.

INITIAL SETTLEMENT

     All global notes representing interests in US Dollar offered notes will be held in book-entry form by DTC in the name of Cede & Co., as nominee of DTC.
Note owners' interests in the global notes will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC.
As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their respective depositaries which in turn will hold their positions in accounts as DTC participants.

     Holders of US Dollar offered notes electing to hold their global notes through DTC will follow the settlement practices applicable to U.S. corporate debt obligations. US Dollar offered noteholders' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

                                       26

     Holders of US Dollar offered notes electing to hold their global notes through Clearstream, Luxembourg or Euroclear accounts and holders of all non-US
Dollar offered notes bearing global notes through Clearstream, Luxembourg or
Euroclear will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no
"lock-up" or restricted period. Global notes will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC participants will be settled using the procedures applicable to U.S. corporate debt obligations in same-day funds.

     Trading between Clearstream, Luxembourg and/or Euroclear Participants.
Secondary market trading between Clearstream, Luxembourg participants or
Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC seller and Clearstream, Luxembourg or Euroclear purchaser. When global notes are to be transferred from the account of a DTC participant to the account of a Clearstream, Luxembourg participant or a
Euroclear participant, the purchaser will send instructions to Clearstream,
Luxembourg or Euroclear through a Clearstream, Luxembourg participant or
Euroclear participant at least one business day before settlement. Clearstream,
Luxembourg or Euroclear, as the case may be, will instruct the respective depositary to receive the global notes against payment. Payment will include interest accrued on the global notes from and including the last payment date to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the global notes. After settlement has been completed, the global notes will be credited to the respective clearing system and by the clearing system, under its usual procedures, to the Clearstream, Luxembourg participant's or Euroclear participant's account. The global notes credit will appear the next day accounting to European time and the cash debit will be back-valued to, and interest on the global notes will accrue from, the value date. The value date would be the day before the day that settlement occurred in New York. If the trade fails and settlement is not completed on the intended value date, the
Clearstream, Luxembourg or Euroclear cash debit will be valued instead on the actual settlement date.

     Clearstream, Luxembourg participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream,
Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the global notes are credited to their accounts one day later.

     As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream,
Luxembourg participants or Euroclear participants purchasing global notes would incur overdraft charges for one day, assuming they cleared the overdraft when the global notes were credited to their accounts. However, interest on the global notes would accrue from the value date. Therefore, in many cases the investment income on the global notes earned during that one-day period may substantially reduce or

                                       27

offset the amount of the overdraft charges, although this result will depend on each Clearstream, Luxembourg participant's or Euroclear participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global notes to the respective depositary for the benefit of Clearstream, Luxembourg participants or
Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

     Trading between Clearstream, Luxembourg or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg participants and Euroclear participants may employ their customary procedures for transactions in which global notes are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream, Luxembourg or Euroclear through a
Clearstream, Luxembourg participant or Euroclear participant at least one business day before settlement. In these cases, Clearstream, Luxembourg or
Euroclear will instruct the respective depositary, as appropriate, to deliver the bonds to the DTC participant's account against payment. Payment will include interest accrued on the global notes from and including the last payment date to and excluding the settlement date. The payment will then be reflected in the account of the Clearstream, Luxembourg participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg participant's or Euroclear participant's account would be back-valued to the value date. The value date would be the day before the day that settlement occurred in New York. Should the Clearstream, Luxembourg participant or
Euroclear participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If the trade fails and settlement is not completed on the intended value date, receipt of the cash proceeds in the Clearstream, Luxembourg participant's or Euroclear participant's account would instead be valued on the actual settlement date. Finally, day traders that use Clearstream, Luxembourg or
Euroclear and that purchase global notes from DTC participants for delivery to
Clearstream, Luxembourg participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     o    borrowing through Clearstream, Luxembourg or Euroclear for one day, until the purchase side of the day trade is reflected in their
          Clearstream, Luxembourg or Euroclear accounts, under the clearing system's customary procedures;

     o    borrowing the global notes in the U.S. from a DTC participant no later than one day prior to settlement, which would give the global notes sufficient time to be reflected in their Clearstream, Luxembourg or
          Euroclear account in order to settle the sale side of the trade; or

     o    staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day before the value date for the sale to the Clearstream,
          Luxembourg participant or Euroclear participant.

DEFINITIVE OFFERED NOTES

     Offered notes issued in definitive form are referred to in this prospectus as DEFINITIVE OFFERED NOTES. Offered notes issued in book-entry form are referred to in this prospectus as BOOK-ENTRY OFFERED NOTES. Offered notes will be issued as definitive offered notes, rather than in book-entry form to DTC
Euroclear or Clearstream, Luxembourg or their nominee, only if specified in the prospectus supplement or if one of the following events occurs:

                                       28

     o    DTC, Euroclear or Clearstream, Luxembourg, as the case maybe, advises the note trustee in writing that it is no longer willing or able to discharge properly its responsibilities as depository for those offered notes, and is not able to locate a qualified successor;

     o    the manager, at its option, advises the issuer trustee, the note trustee and DTC, Euroclear or Clearstream, Luxembourg, as the case may be in writing that those definitive offered notes are to be issued in replacement of the book-entry offered notes; or

     o    after an event of default under the security trust deed relating to the relevant series has occurred and is continuing and the beneficial owners of the offered notes, holding a majority of the outstanding principal balance of the offered notes, advises the issuer trustee through DTC, Euroclear or Clearstream, Luxembourg, as the case may be, that the continuation of a book-entry system is no longer in the best interest of the beneficial owners of the offered notes.

     If any of these events occurs, the issuer trustee, at the direction of the manager, must within 30 days of such event instruct DTC, Euroclear or
Clearstream, Luxembourg, as the case may be, (or their respective replacements)
to notify all of the beneficial owners of the relevant offered notes of the occurrence of the event and of the availability of definitive offered notes.
DTC, Euroclear or Clearstream, Luxembourg, as the case may be, will then surrender the relevant book-entry offered notes and provide the relevant registration instructions to the issuer trustee. The issuer trustee will then issue and execute and the note trustee will authenticate and deliver definitive offered notes of the same aggregate Invested Amount as those book-entry offered notes. Offered notes will be serially numbered if issued in definitive form.

     No holder of an offered note will be entitled to receive a definitive offered note representing its interest, except as described in the preceding paragraph.

     For each trust, definitive offered notes will be transferable and exchangeable at the specified offices of:

     o    with respect to the US Dollar offered notes, the note registrar designated for US Dollar offered notes in the prospectus supplement for the relevant trust; and

     o    with respect to non-US Dollar offered notes, the note registrar designated for non-US Dollar offered notes in the prospectus supplement for the relevant trust.

     The prospectus supplement for a series will specify the details of the note registrar designated for US Dollar offered notes or for non-US Dollar offered notes.

     The prospectus supplement for a series may specify different or additional provisions regarding definitive offered notes for that series.

COLLECTIONS

     Collections in respect of interest, principal and fees on the housing loans will be received during each collection period. Collection periods may be monthly, quarterly, semi-annually or at another interval as specified in the prospectus supplement. The amount of or method for determining collections of interest, principal and fees on housing loans of a given series will be described in the prospectus supplement for that series.

                                       29

WITHHOLDING OR TAX DEDUCTIONS

     All payments in respect of the notes of a series will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatever nature unless the issuer trustee or any paying agent is required by applicable law to make such a withholding or deduction. In that event the issuer trustee or the paying agent, as the case may be, will account to the relevant authorities for the amount so required to be withheld or deducted. Neither the issuer trustee nor any paying agent nor the note trustee will be obligated to make any additional payments to holders of the offered notes of a series with respect to that withholding or deduction. Immediately after becoming aware that such a withholding or deduction is or will be required, the issuer trustee will notify the note trustee, the principal paying agent and the relevant noteholders of that series.

REDEMPTION OF THE NOTES FOR TAXATION OR OTHER REASONS

     If the manager satisfies the issuer trustee and the note trustee of a series, immediately before giving the notice to the noteholders of that series as described in this section, that because of a change of law in Australia or any other jurisdiction to which the issuer trustee becomes subject either:

     o    on the next payment date specified in the relevant prospectus supplement the issuer trustee would be required to deduct or withhold from any payment of principal or interest in respect of any class of notes or redraw bonds of that series any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a government or authority of Australia or such other jurisdiction; or

     o    the total amount payable in respect of interest in relation to the housing loans in respect of that series for a collection period ceases to be receivable, whether or not actually received, by the issuer trustee during such collection period by reason of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a government or authority of Australia or such other jurisdiction,

and in each case such obligation cannot be avoided by the issuer trustee taking reasonable measures available to it, then the issuer trustee must, when so directed by the manager, at the manager's option, redeem all, but not some, of the notes and any redraw bonds of that series on any subsequent payment date specified in the relevant prospectus supplement at their then Invested Amounts, subject to the following, together with accrued but unpaid interest to but excluding the date of redemption. The issuer trustee may redeem the notes and any redraw bonds of each series at their Stated Amounts, instead of at their
Invested Amounts, together with accrued but unpaid interest to but excluding the date of redemption, if so approved by an Extraordinary Resolution of noteholders and any redraw bondholders together for that series.

     However, the manager will not direct the issuer trustee to, and the issuer trustee will not, redeem the notes or any redraw bonds of that series unless it is in a position on the relevant payment date to repay the then Invested Amounts or Stated Amounts, as required, of the notes and any redraw bonds of that series together with all accrued but unpaid interest to but excluding the date of redemption and to discharge all its liabilities in respect of amounts which are required under the security trust deed to be paid in priority to or equally with the notes or any redraw bonds of that series if the charge under the security trust deed were enforced.

     Holders of offered notes of that series must be given notice of a redemption not more than 60 nor less than 45 days prior to the date of redemption.

                                       30

     If a tax, duty or other amount described above applies only to the offered notes of a series and the issuer trustee gives notice that it proposes to redeem the notes and any redraw bonds of that series, the holders of 75% of the aggregate Invested Amount of the offered notes of that series may elect, in accordance with the terms of the note trust deed for that series, that they do not require the issuer trustee to redeem the offered notes. Upon being notified of such an election at least 21 days before the relevant payment date upon which redemption was to occur the issuer trustee must not redeem the notes or any redraw bonds.

REDEMPTION OF THE NOTES UPON AN EVENT OF DEFAULT

     If an event of default occurs under the security trust deed for a series the security trustee must, upon becoming aware of the event of default and subject to certain conditions, in accordance with an Extraordinary Resolution of
Voting Secured Creditors for that series and the provisions of the security trust deed, enforce the security created by the security trust deed. That enforcement can include the sale of some or all of the housing loans. Any proceeds from the enforcement of the security will be applied in accordance with the order of priority of payments as set out in the security trust deed for that series.

OPTIONAL REDEMPTION OF THE NOTES

     The issuer trustee must, when directed by the manager, at the manager's option, redeem all of the notes and any redraw bonds of a series at their then
Invested Amounts, subject to the following, together with accrued but unpaid interest to, but excluding, the date of redemption, on any payment date specified in the relevant prospectus supplement falling on or after the date of the occurrence of certain events specified in that prospectus supplement.

FINAL MATURITY DATE

     Unless previously redeemed, the issuer trustee must redeem the notes and any redraw bonds of a series by paying the Stated Amount, together with all accrued and unpaid interest, in relation to each note and any redraw bond on the payment date falling on the maturity date specified in the prospectus supplement for that series. The failure of the issuer trustee to pay the Stated Amount, together with all accrued and unpaid interest, within 10 days, or such other period as is specified in the prospectus supplement for a series, of the due date for payment, other than amounts due to such subordinated classes of notes as may be specified in the prospectus supplement for that series, will be an event of default under the security trust deed for that series.

REDEMPTION UPON FINAL PAYMENT

     Upon final payment being made in respect of any notes or any redraw bonds of a series following termination of the trust or enforcement of the charge under the security trust deed for that series, those notes or redraw bonds will be deemed to be redeemed and discharged in full and any obligation to pay any accrued but unpaid interest, the Stated Amount or the Invested Amount in relation to those notes or any redraw bonds will be extinguished in full.

NO PAYMENTS OF PRINCIPAL IN EXCESS OF STATED AMOUNT

     No amount of principal will be repaid in respect of a note or any redraw bond of any series in excess of its Stated Amount or, in the case of an optional redemption or redemption for taxation reasons, and where applicable, its
Invested Amount.

                                       31

     The prospectus supplement for a series may contain a description of different or additional provisions regarding the redemption of the notes or any redraw bonds.

TERMINATION OF A TRUST

TERMINATION OF TRUST

     Following the issue of notes in respect of a trust, that trust may only terminate prior to the redemption of the notes if a Potential Termination Event occurs and:

     o    the issuer trustee for that series determines that the Potential
          Termination Event has or will have an Adverse Effect, upon which it must promptly notify the manager, the servicer, the security trustee and the note trustee;

     o    the servicer, the issuer trustee and the manager for that series consult and use their reasonable endeavors, in consultation with the security trustee, the note trustee and, if necessary, the unitholders to amend or vary the terms of the series supplement for that series, any other relevant transaction document and the notes and any redraw bonds for that series in such a way so as to cure the Potential
          Termination Event or its Adverse Effect; and

     o    such consultations do not result in the cure of the Potential
          Termination Event or its Adverse Effect, with the consent of the servicer, the issuer trustee, the manager, the security trustee and the note trustee, within 60 days of notice being given by the issuer trustee as described above.

     If this occurs then the issuer trustee, in consultation with the manager, must proceed to liquidate the assets of the trust in accordance with the corresponding series supplement.

SALE OF HOUSING LOANS UPON TERMINATION

     Upon termination of a trust, the issuer trustee in consultation with the manager must sell and realize the assets of that trust within 180 days of the termination date of that trust. During this period the issuer trustee is not entitled to sell the housing loans of that trust and their related securities, mortgage insurance policies and other rights for less than the aggregate Fair
Market Value of the housing loans. The issuer trustee is only entitled to sell the housing loans of that trust and their related securities, mortgage insurance policies and other rights to a person other than Commonwealth Bank if
Commonwealth Bank, for itself and on behalf of any other originator specified in the prospectus supplement for that series, does not exercise its right of first refusal. The issuer trustee must not conclude a sale to a person other than
Commonwealth Bank unless, among other things, any housing loans of that trust and their related securities, mortgage insurance policies and other rights are assigned in equity only, except if the issuer trustee already has legal title, and the sale is expressly subject to the servicer's right to be retained as servicer and subject to the rights of the CBA trust and to the rights of
Commonwealth Bank and any other originator specified in the prospectus supplement for that series as beneficiaries of the CBA trust in respect of those housing loans and their related securities, mortgage insurance policies and other rights, as described in "Description of the Assets of a Trust--Transfer and Assignment of the Housing Loans".

     If the issuer trustee is unable to sell the housing loans of that trust and their related securities and mortgage insurance policies for Fair Market Value and on the terms in the previous paragraph during the 180 day period, it may then sell them free of the requirements of the previous paragraph and may perfect its legal title if necessary to obtain Fair Market Value for the housing loans. However upon such a sale

                                       32

the issuer trustee must use reasonable endeavors to include as a condition of the sale that a purchaser will agree to Commonwealth Bank or any other originator specified in the prospectus supplement for that series (as appropriate) taking second mortgages in order to retain second ranking security for the other loans secured by the mortgage and to entering into a priority agreement to give Commonwealth Bank or any other originator specified in the prospectus supplement for that series (as appropriate) second priority for its second mortgage and to use reasonable endeavors to obtain the consent of the relevant borrowers and security providers to the originator's second mortgage.

ORIGINATOR'S FIRST RIGHT OF REFUSAL

     On the termination date of a trust, the issuer trustee is deemed to offer to sell the housing loans of that trust and their related securities, mortgage insurance policies and other rights in relation to that trust to Commonwealth
Bank (for itself and any other originator specified in the prospectus supplement for that series) for at least the aggregate Fair Market Value of the housing loans.

     The issuer trustee must not sell the housing loans of that trust and their related securities, mortgage insurance policies and other rights unless
Commonwealth Bank has failed to accept that offer within 90 days of the termination date of the trust or has failed to pay the purchase price within 180 days of the termination date of that trust.

DISTRIBUTIONS OF TRUST ASSETS

     The issuer trustee must deposit the proceeds of realization of the assets of a trust into the collections account for that trust and, following the realization of all the assets of that trust, must distribute them on a payment date in accordance with the cash flow allocation methodology set out in the prospectus supplement for that series. Upon a final payment being made, the notes of that series will be deemed to be redeemed and discharged in full and the obligations of the issuer trustee with respect to the payment of principal, interest or any other amount on the notes of that series will be extinguished.

     The prospectus supplement for a series may contain a description of different or additional provisions regarding the termination of the relevant series trust and the sale of the assets of the trust upon termination.

PRESCRIPTION

     An offered note will be void in its entirety if not surrendered for final payment within ten years of the relevant date in respect of that payment of principal or interest on the offered note which would have the effect of reducing the Stated Amount of, and all accrued but unpaid interest on, the offered note to zero. The relevant date is the date on which a payment first becomes due but, if the full amount of the money payable has not been received by the principal paying agent or the note trustee on or prior to that date, it means the date on which the full amount of such money having been so received and notice to that effect is duly given in accordance with the terms of the relevant offered note. After the date on which an offered note becomes void in its entirety, no claim may be made in respect of it.

THE NOTE TRUSTEE

APPOINTMENT OF NOTE TRUSTEE

     Unless otherwise specified in the prospectus supplement for a series, The
Bank of New York will serve as the note trustee for the applicable series of offered notes. The Bank of New York is a banking corporation duly organized and existing under the laws of New York.

                                       33

NOTE TRUSTEE'S FEES AND EXPENSES

     Unless otherwise specified in the relevant prospectus supplement for each series, note trustee's fees and expenses will be paid from the assets of the relevant trust and payable out of the available income amount.

DELEGATION BY NOTE TRUSTEE

     The note trustee will be entitled to delegate its duties, powers, authorities, trusts and discretions under a note trust deed to any related company of the note trustee or to any other person in accordance with that note trust deed or as agreed by the manager.

INDEMNITY OF NOTE TRUSTEE

     The note trustee will be entitled to be indemnified from the assets of the corresponding trust against all liabilities, expenses, costs, charges, taxes and stamp duties, other than general overhead costs and expenses, properly incurred by the note trustee, or its properly appointed agents or delegates in the performance of its obligations under the corresponding note trust deed or any other transaction document.

     However, the note trustee will not be entitled to be indemnified against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of fraud or willful default of which it may be guilty in relation to its duties under the corresponding note trust deed.

QUALIFICATIONS OF NOTE TRUSTEE

     The note trustee is, and will at all times be, a corporation or association, organized and doing business under the laws of the United States of
America, any individual state or the District of Columbia, authorized under those laws to exercise corporate trust powers, having a combined capital of at least US$50,000,000, as set forth in its most recent published annual report of condition, and subject to supervision or examination by federal or state authority. The note trustee may also, if permitted by the Securities and
Exchange Commission, be organized under the laws of a jurisdiction other than the United States, provided that it is authorized under such laws to exercise corporate trust powers and is subject to examination by authority of such jurisdictions substantially equivalent to the supervision or examination applicable to a trustee in the United States.

REMOVAL OF NOTE TRUSTEE

     The note trustee will retire as note trustee in respect of a series if:

     o    an Insolvency Event occurs in relation to the note trustee in its personal capacity or in respect of its personal assets and not in its capacity as trustee of any trust or in respect of any assets it holds as trustee;

     o    it ceases to carry on business;

     o    it ceases to be an Eligible Trust Corporation;

     o    it is so directed by the holders of the offered notes of a series holding no less than 75% of the aggregate Invested Amount of the offered notes of that series;

                                       34

     o    when required to do so by the manager or the issuer trustee by notice in writing, it fails or neglects within 20 Business Days after receipt of such notice to carry out or satisfy any material duty imposed on it by the note trust deed or any transaction document; or

     o    there is a change in ownership of 50% or more of the issued equity share capital of the note trustee from the position as at the date of the relevant note trust deed or effective control of the note trustee alters from the position as at the date of the note trust deed unless in either case approved by the manager, whose approval must not be unreasonably withheld.

     If any of these events occurs and the note trustee refuses to retire, the manager may remove the note trustee from office immediately by notice in writing. On the retirement or removal of the note trustee of a series:

     o    the manager must promptly notify the rating agencies of that series;
          and

     o    subject to any approval required by law, the manager must use reasonable endeavors to appoint in writing some other Eligible Trust
          Corporation approved by the rating agencies of that series to be the substitute note trustee for that series.

NOTE TRUSTEE MAY RETIRE

     The note trustee may retire as note trustee of a series at any time on 3 months', or such lesser period as the manager, the issuer trustee and the note trustee agree, notice in writing to the issuer trustee, the manager and the rating agencies of that series, without giving any reason and without being responsible for any liabilities incurred by reason of its retirement provided that the period of notice may not expire within 30 days before a payment date specified in the prospectus supplement. Upon retirement the note trustee, subject to any approval required by law, may appoint in writing any other
Eligible Trust Corporation approved by the rating agencies and the manager, which approval must not be unreasonably withheld by the manager, as note trustee for the corresponding series. If the note trustee does not propose a replacement at least one month prior to its proposed retirement, the manager may appoint a substitute note trustee, which must be an Eligible Trust Corporation approved by the rating agencies of that series.

APPOINTMENT BY HOLDERS OF OFFERED NOTES

     No retirement or removal of the note trustee will be effective until a substitute note trustee has been appointed.

     If a substitute note trustee has not been appointed at a time when the position of note trustee would, but for the foregoing requirement, become vacant, the issuer trustee must promptly advise the holders of the offered notes of that series. A special majority of holders of offered notes, being holders of the offered notes who hold not less than 75% of the aggregate Invested Amount of all offered notes of that series, may appoint an Eligible Trust Corporation to act as note trustee.

     The prospectus supplement for each series may contain a description of additional or different qualifications, obligations, powers, discretions and protections of the note trustee for that series and different or additional requirements in relation to the retirement or removal of the note trustee and the appointment of a substitute note trustee.

                                       35

DIRECTIONS BY HOLDERS OF OFFERED NOTES

     Under the note trust deed the note trustee may seek directions from the holders of offered notes from time to time as described below, including following the occurrence of an event of default under the security trust deed.

     The note trustee will not be responsible for acting in good faith upon a direction given by holders of offered notes holding offered notes with an
Invested Amount of greater than 50% of the aggregate Invested Amount of all the offered notes.

     If the note trustee is entitled under the master trust deed or the security trust deed to vote at any meeting on behalf of the holders of the offered notes the note trustee must vote in accordance with the directions of the holders of the offered notes and otherwise in its absolute discretion. In acting in accordance with the directions of holders of the offered notes the note trustee must exercise its votes for or against any proposal to be put to a meeting in the same proportion as that of the aggregate Invested Amounts of the offered notes held by holders of the offered notes who have directed the note trustee to vote for or against that proposal.

     For the purposes of seeking any consent, direction or authorization from the holders of the offered notes the note trustee may by notice to the holders of the offered notes specify a date, not earlier than the date of the notice, upon which the persons who are the holders of the offered notes and the Invested
Amount of the offered notes held by them will be determined based upon the details recorded in the note register as at 5.30 pm on that date.

AMENDMENTS TO OFFERED NOTES AND NOTE TRUST DEED

     The issuer trustee, the manager and the note trustee, may alter, add to or revoke any provision of the note trust deed or the offered notes, without the consent or sanction of any holder of the offered notes, subject to the limitations described below, if the alteration, addition or revocation is not a
Payment Modification and, in the opinion of the note trustee:

     o    is made to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

     o    is necessary or expedient to comply with the provisions of any law or regulation or with the requirements of any governmental agency;

     o    is appropriate or expedient as a consequence of an alteration to any law or regulation or altered requirements of the government of any jurisdiction or any governmental agency or any decision of any court including an alteration, addition or modification which, in the opinion of the note trustee, is appropriate or expedient as a result of an alteration to Australia's tax laws or any ruling by the
          Australian Commissioner or Deputy Commissioner of Taxation or any
          governmental announcement or statement or any decision of any court which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the trust or to the trust under the note trust deed; or

     o    and in the opinion of the issuer trustee is otherwise desirable for any reason and:

     o    is not in the opinion of the note trustee likely, upon coming into effect, to be materially prejudicial to the interests of the holders of the offered notes; or

                                       36

     o    if it is in the opinion of the note trustee likely, upon coming into effect, to be materially prejudicial to the interests of the holders of the offered notes, the consent is obtained of holders of the offered notes owning 75% of the aggregate Invested Amount of the offered notes, excluding notes beneficially owned by the issuer trustee or the manager or any person controlling or controlled by or under common control with the issuer trustee or the manager.

     Any alteration, addition or revocation must be notified to the rating agencies for the series 5 Business Days in advance.

     The note trustee of a series will be entitled to assume that any proposed alteration, addition or revocation, other than a Payment Modification, will not be materially prejudicial to the interests of holders of the offered notes of that series if each of the rating agencies for that series confirms in writing that the alteration, addition or revocation, if effected, will not lead to a reduction, qualification or withdrawal of the rating given to the offered notes by that rating agency.

     The issuer trustee, the manager and the note trustee may make or effect any
Payment Modification to the note trust deed or the offered notes of a trust only if the consent has first been obtained of each holder of an offered note in respect of that trust to the Payment Modification.

     PAYMENT MODIFICATION means any alteration, addition or revocation of any provision of the relevant note trust deed, the offered notes, the master trust deed so far as it applies to the trust, the relevant series supplement or the relevant security trust deed which modifies:

     o    the amount, timing, currency or manner of payment of principal or interest in respect of the offered notes, including, without limitation, any modification to the Stated Amount, Invested Amount, interest rate or maturity date of the offered notes or the orders of payment of the proceeds of the trust assets under the relevant series supplement, the offered notes or the relevant security trust deed or which would impair rights of holders of the offered notes to institute suit for enforcement of such payment on or after the due date for such payment;

     o    the manner of determining whether holders of the offered notes owning
          75% of the aggregate Invested Amount of the offered notes have provided a consent or direction or the circumstances in which such a consent or direction is required or to reduce the percentage of the aggregate Invested Amount of the offered notes required for such a consent or direction;

     o    the provision of the relevant security trust deed that prohibits the issuer trustee from creating or permitting to exist any security interest, other than the Prior Interest, over the assets of the trust;
          or

     o    the requirements for altering, adding to or revoking any provision of the relevant note trust deed or the notes, including the note conditions.

     The issuer trustee must distribute to all holders of the offered notes of the relevant trust a copy of any amendment made as soon as reasonably practicable after the amendment has been made.

REPORTS TO HOLDERS OF OFFERED NOTES

     The manager or the servicer, as applicable, will forward or cause to be forwarded to each holder of an offered note of record, or will make available to each holder of an offered note of record in the manner described in the accompanying prospectus supplement, a statement or statements with respect to

                                       37

the related trust setting forth the information described in the related note trust deed. Except as otherwise provided in the related note trust deed, the information will include the following (as applicable):

     o    the applicable record date, determination date and payment date;

     o    the aggregate amount of payments received with respect to the housing loans, including prepayment amounts;

     o    the available income;

     o    the aggregate of all redraws and further advances made during the collection period;

     o    the redraw shortfall, if any;

     o    the payment shortfall;

     o    the principal draw, if any, for that collection period, together with all principal draws made before the start of that collection period and not repaid;

     o    the bond factor for each class of notes;

     o    charge-offs for each class of notes and redraw charge-offs, if any;

     o    all carryover charge-offs, if any;

     o    if required, the threshold rate at that collection determination date;

     o    the relevant interest rate, as of the first day of the related interest period;

     o    the servicing fee payable to the servicer and, if any, the subservicer;

     o    the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

     o    the amount, if any, of the payment allocable to principal on each class of notes;

     o    the amount, if any, of the payment allocable to interest and the amount, if any, of any shortfall in the amount of interest and principal on each class of notes;

     o    the outstanding principal amount or notional amount of each class of notes before and after giving effect to the payment of principal on that payment date;

     o    updated pool composition information, including weighted average interest rate and weighted average remaining term;

     o    the balance of the reserve fund, if any, as at that payment date;

     o    the percentage of the outstanding principal amounts of the senior notes, if applicable, after giving effect to the payments on that payment date;

     o    in the case of notes benefiting from alternative credit enhancement arrangements described in a prospectus supplement, the amount of coverage under alternative arrangements as of the

                                       38

          close of business on the applicable determination date and a description of any credit enhancement substituted therefore;

     o    the aggregate unpaid principal balance of the housing loans, both fixed rate and variable rate housing loans, after giving effect to the payment of principal on that payment date, and the number of housing loans at the beginning and end of the collection period;

     o    based on the most recent reports furnished by a servicer, the number and aggregate principal balances of any items of housing loans in the related trust that are delinquent (a) 30-59 days, (b) 60-89 days and
          (c) 90 or more days, and that are in foreclosure;

     o    the amount of any losses on the housing loans during the collection period;

     o    information about the amount, terms and general purpose of any advances made or reimbursed during the collection period;

     o    any material modifications, extensions or waivers to the terms of the housing loans during the collection period or that have cumulatively become material over time; and

     o    any material breaches of housing loan representations or warranties or covenants in the supplemental terms notice.

     In addition to the information described above, reports to noteholders will contain any other information as is described in the applicable note trust deed, which may include, without limitation, as applicable, information as to advances, reimbursements to a subservicer, if any, and the servicer and losses borne by the related trust.

     In addition, within a reasonable period of time after the end of each financial year, the manager or servicer, as applicable, will furnish on request a report to each person that was a holder of record of any class of notes at any time during that financial year. The report will include information as to the aggregate of amounts reported under the first two items in the list above for that financial year or, if the person was a holder of record of a class of notes during a portion of that financial year, for the applicable portion of that year.

PURCHASE OBLIGATIONS

     Some types of housing loans and some classes of notes of any series, as specified in the accompanying prospectus supplement, may be subject to a purchase obligation in order to facilitate the issuance of notes designated as money market notes in the applicable prospectus supplement that may have a final maturity date which will be less than 397 days from the closing date on which such notes were issued or that may be acquired by a note purchaser prior to maturity and which would be eligible for purchase by money market funds. The issuing entity will not issue any redeemable securities as defined under Section
2(a)(32) of the Investment Company Act of 1940. A purchase obligation may be in the form of a conditional or unconditional purchase commitment, liquidity facility, remarketing agreement, maturity guaranty, put option or demand feature. The terms and conditions of each purchase obligation, including the repurchase price, timing and payment procedure, will be described in the accompanying prospectus supplement. If applicable, the prospectus supplement will also specify the note purchaser and the terms of the note purchase agreement. A purchase obligation may apply to the housing loans or to a class of notes of the related series. Each purchase obligation may be a secured or unsecured obligation of its provider, which may include a bank or other financial institution or an insurance company. The accompanying prospectus supplement will specify whether each purchase obligation will be evidenced by

                                       39

an instrument delivered to the issuer trustee for the benefit of the applicable noteholders of the related series. The accompanying prospectus supplement will specify whether each purchase obligation for housing loans will be payable solely to the issuer trustee fort he benefit of the noteholders of the related series. Other purchase obligations may be payable to the issuer trustee or directly to the holders of the notes to which the obligations relate.

     A purchase commitment is a contractual obligation of an obligor to purchase either specified housing loans or classes of notes of any series, on one or more specified dates, or upon the occurrence of one or more specified events. A liquidity facility is an obligation of a lender to advance funds, which may be used to purchase specified housing loans from the issuing entity on one or more specified dates, or upon the occurrence of one or more specified events. A remarketing agreement is an obligation of a remarketing agent to sell specified housing loans or classes of notes of any series on behalf of the issuing entity on one or more specified dates, or upon the occurrence of one or more specified events, and may include an obligation of the remarketing agent to cover any shortfall between the sale proceeds and a specified level. A maturity guarantee is a contractual obligation of an obligor to purchase either specified housing loans or classes of notes of any series, on one or more specified maturity dates. A put option is a contractual obligation of an obligor to purchase either specified housing loans or classes of notes of any series upon the exercise of the option by a specified party, on one or more specified dates, or upon the occurrence of one or more specified events. A demand feature is a contractual obligation of an obligor to purchase either specified housing loans or classes of notes of any series upon demand made by a specified party, on one or more specified dates, or upon the occurrence of one or more specified events.

                    DESCRIPTION OF THE TRANSACTION DOCUMENTS

     The following summary describes the material terms of the transaction documents for a series other than the underwriting agreement and the dealer agreement for that series and except as already described above or in the prospectus supplement for that series. The summary does not purport to be complete and is subject to the provisions of the transaction documents for that series and the prospectus supplement for that series. The transaction documents, other than the underwriting agreement for any series of offered notes, will be governed by the laws of the Australian Capital Territory, Australia or such other jurisdiction as is specified in the relevant prospectus supplement. The underwriting agreement will be governed by the laws of the State of New York.

     In a timely manner after the closing date for each series of notes, the manager, as depositor, will file with the Securities and Exchange Commission copies of each of the material transaction documents on a Current Report on Form
8-K.

COLLECTIONS ACCOUNT AND AUTHORIZED SHORT-TERM INVESTMENTS

     For each series, the issuer trustee will establish and maintain a collections account with an Eligible Depositary. The collections account for that series will initially be established with Commonwealth Bank by the issuer trustee in its name and in its capacity as trustee of the relevant trust. The collections account will not be used for any purpose other than for the trust.
The account will be an interest bearing account.

     If the financial institution with which the collections account is held ceases to be an Eligible Depositary the issuer trustee must establish a new account with an Eligible Depositary as a replacement collections account. In addition, if the Eligible Depository has a short term credit rating of no higher than A-1 from Standard & Poor's the sum of the balance of the collections account and the value of Authorized Short-Term Investments with a short term rating of A-1 by Standard & Poor's must not exceed 20% of the aggregate Invested
Amount of all notes of that series.

                                       40

     The collections account and all rights to it and the funds standing to its credit from time to time is an asset of the corresponding series trust. At all times the collection account will be under the sole control of the issuer trustee. The manager has the discretion to propose to the issuer trustee, in writing, the manner in which any moneys forming part of a trust may be invested in Authorized Short-Term Investments and what purchases, sales, transfers, exchanges, realizations or other dealings with assets of that trust will be effected and when and how they should be effected. Provided that they meet certain requirements, the issuer trustee must give effect to the manager's proposals. Each investment of moneys required for the payment of liabilities of a trust must be in Authorized Short-Term Investments that will mature on or before the due date for payment of those liabilities.

     The prospectus supplement for a series may contain a description of additional or different provisions to apply with respect to the collections account or the Authorized Short-Term Investments of that series.

MODIFICATIONS OF THE MASTER TRUST DEED AND SERIES SUPPLEMENT

     The issuer trustee and the manager, with respect to the master trust deed, and the issuer trustee, the manager, each originator and the servicer, with respect to the series supplement for a series, may amend, add to or revoke any provision of the master trust deed or the corresponding series supplement, subject to the limitations described below, if the amendment, addition or revocation:

     o    in the opinion of the issuer trustee is necessary to correct a manifest error or is of a formal, technical or administrative nature only;

     o    in the opinion of the issuer trustee, or of a lawyer instructed by the issuer trustee, is necessary or expedient to comply with the provisions of any law or regulation or with the requirements of any statutory authority;

     o    in the opinion of the issuer trustee is required by, a consequence of, consistent with or appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of the government of any jurisdiction or any governmental agency including, an amendment, addition or revocation which in the opinion of the issuer trustee is appropriate or expedient as a result of an amendment to Australia's tax laws or any ruling by the Australian Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the Medallion Program trusts;

     o    in the case of the master trust deed, relates only to a Medallion
          Program trust not yet constituted;

     o    in the opinion of the issuer trustee, will enable the provisions of the master trust deed or the series supplement to be more
          conveniently, advantageously, profitably or economically administered;
          or

     o    in the opinion of the issuer trustee is otherwise desirable for any reason.

     Any amendment, addition or revocation referred to in the last two of the above paragraphs which in the opinion of the issuer trustee is likely to be prejudicial to the interests of:

     o    the unitholders of a trust, may only be effected with the consent of those unitholders;

                                       41

     o    a class of noteholders or any redraw bondholders of the corresponding series may only be effected if those noteholders or redraw bondholders pass a resolution by a majority of not less than 75% of the votes at a meeting approving the amendment, addition or revocation or all such noteholders or redraw bondholders sign a resolution approving the amendment, addition or revocation, subject to the following paragraph;
          or

     o    all noteholders and any redraw bondholders of the corresponding series, may only be effected if those noteholders and redraw bondholders pass a resolution by a majority of not less than 75% of the votes at a meeting approving the amendment, addition or revocation or all noteholders and redraw bondholders sign a resolution approving the amendment, addition or revocation. A separate resolution will not be required in relation to any class of noteholders or redraw bondholders.

     The manager must advise the rating agencies in respect of each trust affected by the amendment, addition or revocation no less than 10 Sydney business days prior to any amendment, addition or revocation of the master trust deed or the corresponding series supplement and must certify to the issuer trustee that no rating agency for the series has advised that the amendment, addition or revocation will cause a withdrawal, downgrading or qualification of the credit ratings assigned to the notes or any redraw bonds of that series before the amendment, addition, or revocation is effected. The issuer trustee may not amend, add to or revoke any provision of the master trust deed or the corresponding series supplement if the consent of a party is required under a transaction document unless that consent has been obtained.

     Any amendment, addition or revocation to the master trust deed or the corresponding series supplement with respect to a series that effects a Payment
Modification may only be made with the consent of each holder of an offered note in that series.

THE ISSUER TRUSTEE

GENERAL DUTIES OF ISSUER TRUSTEE

     Unless provided otherwise in the prospectus supplement for a series,
Perpetual Trustee Company Limited will act as issuer trustee of each trust on the terms set out in the master trust deed and the corresponding series supplement.

     Subject to the provisions of the master trust deed, the issuer trustee has all the powers in respect of the assets of a trust which it could exercise if it were the absolute and beneficial owner of the assets. The issuer trustee agrees to act in the interests of the unitholders, the noteholders and any redraw bondholders of a series. If there is a conflict between the interests of the unitholders on the one hand and the noteholders and any redraw bondholders on the other hand, the issuer trustee must act in the interests of the noteholders and the redraw bondholders.

     The issuer trustee must act honestly and in good faith in performance of its duties and in exercising its discretions under the master trust deed, use its best endeavors to carry on and conduct its business insofar as it relates to the master trust deed and the corresponding series supplement in a proper and efficient manner and exercise such diligence and prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under the master trust deed, having regard to the interests of noteholders, any redraw bondholders and the unitholders for each series.

                                       42

     The terms of the master trust deed and the corresponding series supplement will provide, amongst other things, that:

     o    the obligations of the issuer trustee to the noteholders expressed in the master trust deed or the series supplement are contractual obligations only and do not create any relationship of trustee or fiduciary between the issuer trustee and the noteholders;

     o    the issuer trustee has no duty, and is under no obligation, to investigate whether a Manager Default, a Servicer Default or a
          Perfection of Title Event has occurred in relation to the
          corresponding trust other than where it has actual notice;

     o    unless actually aware to the contrary, the issuer trustee is entitled to rely conclusively on, and is not required to investigate the accuracy of any calculation by, an originator, the servicer or the manager under the series supplement, the amount or allocation of collections or the contents of any certificate provided to the issuer trustee by the servicer or manager under a series supplement;

     o    the issuer trustee may obtain and act on the advice of experts, whether instructed by the issuer trustee or the manager, which are necessary, usual or desirable for the purpose of enabling the issuer trustee to be fully and properly advised and informed and will not be liable for acting in good faith on such advice; and

     o    the issuer trustee will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of the issuer trustee who have day-to-day responsibility for the administration or management of the issuer trustee's obligations in relation to the trust, having actual knowledge, actual awareness or actual notice of that thing, or grounds to believe that thing.

ANNUAL COMPLIANCE STATEMENT

     The issuer trustee in its capacity as trustee of a trust will not publish annual reports and accounts. The issuer trustee will deliver to the note trustee of each series annually a written statement as to the fulfillment of the issuer trustee's obligations under the corresponding note trust deed including compliance with its material obligations under the related transaction documents and whether an event of default or other matter which is required to be brought to the note trustee's attention has occurred.

DELEGATION

     In exercising its powers and performing its obligations and duties under the master trust deed, the issuer trustee may delegate any or all of the powers, discretions and authorities of the issuer trustee under the master trust deed or otherwise in relation to a trust, to a related company of the issuer trustee or otherwise in accordance with the master trust deed or corresponding series supplement, including, in respect of its payment obligations in respect of the offered notes, to the paying agents under an agency agreement in relation to each trust. The issuer trustee at all times remains liable for the acts or omissions of such related company when acting as delegate.

ISSUER TRUSTEE FEES AND EXPENSES

     The issuer trustee will be entitled to a fee in respect of a trust payable in arrears on each quarterly payment date specified in the corresponding prospectus supplement for that trust.

                                       43

     The fee payable to the issuer trustee in respect of a trust may be varied as agreed between the issuer trustee and the manager provided that each corresponding rating agency must be given 3 Business Days' prior notice of any variation and the fee must not be varied if this would result in a reduction, qualification or withdrawal of the credit rating of any note or redraw bond relating to that trust.

     If the issuer trustee becomes liable to remit to a governmental agency an additional amount of Australian goods and services tax or is otherwise disadvantaged by a change in the Australian goods and services tax legislation in connection with a trust, the issuer trustee will not be entitled to any reimbursement from the assets of that trust. However, the fees payable to the issuer trustee may be adjusted, in accordance with the series supplement for that trust.

     At any time within 12 months after the abolition of or a change in the goods and services tax laws becomes effective, the issuer trustee or the manager may, by written notice to the other, require negotiations to commence to adjust the fees payable to the issuer trustee in respect of a trust so that it is not economically advantaged or disadvantaged by the effect of the change in the goods and services tax. Any adjustment to fees will be subject to written confirmation from the corresponding rating agencies that the adjustment will not result in a reduction, qualification or withdrawal of the credit ratings then assigned to the notes relating to that trust.

     The issuer trustee is entitled to be reimbursed out of the assets of a trust for costs, charges and expenses which it may incur in respect of and can attribute to the trust including, amongst other costs, disbursements in connection with the assets of that trust, the auditing of the trust, taxes payable in respect of the trust, legal costs and other amounts in connection with the exercise of any power or discretion or the performance of any obligation in relation to the trust approved by the manager which approval is not to be unreasonably withheld.

RETIREMENT AND REMOVAL OF THE ISSUER TRUSTEE

     The issuer trustee is required to retire as issuer trustee of a trust following an Issuer Trustee Default. If the issuer trustee refuses to retire following an Issuer Trustee Default the manager may remove the issuer trustee immediately, or, if the Issuer Trustee Default relates only to a change in ownership or merger without assumption of the issuer trustee, upon 30 days'
notice in writing.

     The manager must use reasonable endeavors to appoint a qualified substitute issuer trustee who is approved by the rating agencies of all the Medallion
Program trusts established under the master trust deed within 30 days of the removal of the issuer trustee. Until a substitute issuer trustee is appointed, the manager must act as issuer trustee and will be entitled to receive the issuer trustee's fee.

     If after 30 days the manager is unable to appoint a qualified substitute issuer trustee who is approved by all such rating agencies, it must convene a meeting of all debt security holders, including the noteholders and any redraw bondholders of the trusts, and all beneficiaries, including the unitholders, of all the Medallion Program trusts under the master trust deed at which a substitute issuer trustee may be appointed by resolution of not less than 75% of the votes at that meeting or by a resolution in writing signed by all debt security holders and beneficiaries.

VOLUNTARY RETIREMENT OF THE ISSUER TRUSTEE

     The issuer trustee may resign as trustee of the trusts on giving to the manager not less than 3 months' notice in writing, or such lesser period as the manager and the issuer trustee may agree, of its intention to do so.

                                       44

     Upon retirement, the issuer trustee must appoint a qualified substitute issuer trustee who is approved by the rating agencies of all the Medallion
Program trusts established under the master trust deed and the manager. If the issuer trustee does not propose a substitute issuer trustee at least one month prior to its proposed retirement, the manager may appoint a qualified substitute issuer trustee who is approved by all such rating agencies.

     If a substitute issuer trustee has not been appointed upon the expiry of the 3 month notice period, the manager will act as issuer trustee. If the manager is unable to appoint a qualified substitute issuer trustee within a further 30 days, it must convene a meeting of all debt security holders, including the noteholders and any redraw bondholders of the trusts, and all beneficiaries, including the unitholders of the trusts, of all the Medallion
Program trusts under the master trust deed at which a substitute issuer trustee may be appointed by resolution of not less than 75% of the votes at that meeting or by a resolution in writing signed by all debt security holders and beneficiaries.

     The retiring issuer trustee must indemnify the manager and the substitute issuer trustee in respect of all costs incurred as a result of its removal or retirement.

LIMITATION OF THE ISSUER TRUSTEE'S LIABILITY

     The issuer trustee acts as trustee of a trust and issues the notes relating to that trust only in its capacity as trustee of that trust and in no other capacity. A liability incurred by the issuer trustee acting as trustee of a trust under or in connection with the related transaction documents, except with respect to the following paragraph, is limited to and can be enforced against the issuer trustee only to the extent to which it can be satisfied out of the assets of that trust out of which the issuer trustee is actually indemnified for the liability. Except in the circumstances described in the following paragraph, this limitation of the issuer trustee's liability applies despite any other provisions of the related transaction documents and extends to all liabilities and obligations of the issuer trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the notes, any redraw bonds, the master trust deed, the relevant series supplement or any other transaction document of the trust. Noteholders, redraw bondholders and the parties to the transaction documents may not sue the issuer trustee in respect of liabilities incurred by it acting as trustee of a trust in any capacity other than as trustee of the trust and may not seek to appoint a liquidator or administrator to the issuer trustee or to appoint a receiver to the issuer trustee, except in relation to the assets of the trust, and may not prove in any liquidation, administration or arrangements of or affecting the issuer trustee, except in relation to the assets of the trust.

     The limitation in the previous paragraph will not apply to any obligation or liability of the issuer trustee to the extent that it is not satisfied because under a transaction document or by operation of law there is a reduction in the extent of the issuer trustee's indemnification out of the assets of the trust as a result of the issuer trustee's fraud, negligence or willful default or the fraud, negligence or willful default of its officers, employees or agents or any person for whom the issuer trustee is liable under the terms of the transaction documents. For these purposes a willful default does not include a default which arises as a result of a breach of a transaction document by any other person, other than any person for whom the issuer trustee is liable under the terms of the transaction documents, or which is required by law or a proper instruction or direction of a meeting of Secured Creditors of a trust or noteholders, any redraw bondholders or other debt security holders or beneficiaries of a trust.

     In addition, the manager, the servicer, the agents, the note trustee and other persons are responsible for performing a variety of obligations in relation to a trust. An act or omission of the issuer trustee will not be considered to be fraudulent, negligent or a willful default to the extent to which it was

                                       45

caused or contributed to by any failure by any such person to fulfill its obligations relating to a trust or by any other act or omission of such a person.

RIGHTS OF INDEMNITY OF ISSUER TRUSTEE

     The issuer trustee is indemnified out of the assets of the applicable trust for any liability properly incurred by the issuer trustee in performing or exercising any of its powers or duties. This indemnity is in addition to any indemnity allowed to the issuer trustee by law, but does not extend to any liabilities arising from the issuer trustee's fraud, negligence or willful default.

     The issuer trustee is indemnified out of the assets of the applicable trust against certain payments it may be liable to make under the Australian Consumer
Credit Code. The servicer also indemnifies the issuer trustee in relation to such payments in certain circumstances and the issuer trustee is required to first call on the indemnity from the servicer before calling on the indemnity from the assets of the trust. See "Legal Aspects of the Housing
Loans--Australian Consumer Credit Code".

     The prospectus supplement for each series may contain a description of additional or different obligations, powers and protections of the issuer trustee and additional or different requirements in relation to the retirement or removal of the issuer trustee and the appointment of a substitute issuer trustee.

THE MANAGER

POWERS

     The manager's general duty is to manage the assets of each trust which are not serviced by the servicer. In addition, the manager has a number of specific responsibilities including making all necessary determinations to enable the issuer trustee to make the payments and allocations required on each payment date specified in the relevant prospectus supplement in accordance with the applicable series supplement, directing the issuer trustee to make those payments and allocations, keeping books of account and preparing the tax returns of each trust and monitoring support facilities.

     The manager must act honestly and in good faith in performance of its duties and in exercising its discretions under the master trust deed, use its best endeavors to carry on and conduct its business insofar as it relates to the master trust deed and the other transaction documents for each trust in a proper and efficient manner and exercise such prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under the master trust deed and the other transaction documents having regard to the interests of noteholders, any redraw bondholders and the unitholders of each trust.

DELEGATION

     The manager may, in carrying out and performing its duties and obligations in relation to a trust, appoint any person as attorney or agent of the manager with such powers as the manager thinks fit including the power to sub-delegate provided that the manager may not delegate a material part of its duties and obligations in relation to the trust. The manager remains liable for the acts or omissions of such attorneys or agents to the extent that the manager would itself be liable.

                                       46

MANAGER'S FEES, EXPENSES AND INDEMNIFICATION

     The manager is entitled to a management fee and arranging fee in respect of each trust payable in arrears on each payment date specified in the prospectus supplement for that trust.

     The management fee payable to the manager by the issuer trustee out of the available income amount for a trust may be varied as agreed between the income unitholder and the manager provided that each corresponding rating agency must be given 3 Business Days' prior notice of any variation and the fee must not be varied if this would result in a reduction, qualification or withdrawal of the credit rating of any note or redraw bond relating to that trust. The arranging fee payable to the manager by the issuer trustee out of the Available Income
Amount for the trust is agreed between the income unitholder and the manager prior to the date of the series supplement relating to that trust.

     The manager will be indemnified out of the assets of each trust for any liability, cost or expense properly incurred by it in its capacity as manager of the trust.

REMOVAL OR RETIREMENT OF THE MANAGER

     If the issuer trustee becomes aware that a Manager Default has occurred and is subsisting the issuer trustee must immediately terminate the appointment of the manager as manager of a trust and must appoint a substitute manager in its place. The manager indemnifies the issuer trustee in respect of all costs incurred as a result of its replacement by the issuer trustee.

     The manager may retire as manager of the trusts on giving to the issuer trustee 3 months', or such lesser period as the manager and the issuer trustee may agree, notice in writing of its intention to do so. Upon its retirement, the manager may appoint another corporation approved by the issuer trustee as manager in its place. If the manager does not propose a replacement by the date one month prior to the date of its retirement the issuer trustee may appoint a replacement manager as from the date of the manager's retirement.

     Until a substitute manager is appointed, the issuer trustee must act as manager and will be entitled to receive the manager's fee.

LIMITATION OF MANAGER'S LIABILITY

     The manager is not personally liable to indemnify the issuer trustee or to make any payments to any other person in relation to the applicable trust except where arising from any fraud, negligence, willful default or breach of duty by it in its capacity as manager of the trust. A number of limitations on the manager's liability are or will be set out in full in the master trust deed and the other transaction documents. These include the limitation that the manager will not be liable for any loss, costs, liabilities or expenses:

     o    arising out of the exercise or non-exercise of its discretions under any transaction document or otherwise in relation to the trust;

     o    arising out of the exercise or non-exercise of a discretion on the part of the issuer trustee, an originator or the servicer or any act or omission of the issuer trustee, an originator or the servicer; or

                                       47

     o    caused by its failure to check any calculation, information, document, form or list supplied or purported to be supplied to it by the issuer trustee, an originator, the servicer or any other person,

except to the extent that they are caused by the manager's own fraud, negligence or willful default.

     The prospectus supplement for each series may contain a description of additional or different obligations, powers and protections of the manager.

LIMITS ON RIGHTS OF NOTEHOLDERS AND REDRAW BONDHOLDERS

     Apart from the security interest arising under the security trust deed for a series, the noteholders and any redraw bondholders of each series do not own and have no interest in the corresponding trust or any of its assets. In particular, no noteholder or redraw bondholder is entitled to:

     o    an interest in any particular part of the trust or any asset of the trust;

     o    require the transfer to it of any asset of the trust;

     o    interfere with or question the exercise or non-exercise of the rights or powers of an originator, the servicer, the manager or the issuer trustee in their dealings with the trust or any assets of the trust;

     o    attend meetings or take part in or consent to any action concerning any property or corporation in which the issuer trustee has an interest;

     o    exercise any rights, powers or privileges in respect of any asset of the trust;

     o    lodge a caveat or other notice forbidding the registration of any person as transferee or proprietor of or any instrument affecting any asset of the trust or claiming any estate or interest in any asset of the trust;

     o    negotiate or communicate in any way with any borrower or security provider under any housing loan assigned to the issuer trustee or with any person providing a support facility to the issuer trustee;

     o    seek to wind up or terminate the trust;

     o    seek to remove the servicer, manager or issuer trustee;

     o    interfere in any way with the trust;

     o    take proceedings against the issuer trustee, the manager, an originator or the servicer or in respect of the trust or the assets of the trust. This will not limit the right of noteholders and any redraw bondholders to compel the issuer trustee, the manager and the security trustee to comply with their respective obligations under the master trust deed and the corresponding series supplement, note trust deed and security trust deed, in the case of the issuer trustee and the manager, and the security trust deed, in the case of the security trustee;

     o    have any recourse to the issuer trustee or the manager in their personal capacity, except to the extent of fraud, negligence or willful default on the part of the issuer trustee or the manager respectively; or

                                       48

     o    have any recourse whatsoever to an originator or to the servicer in respect of a breach by an originator or the servicer of their respective obligations and duties under the corresponding series supplement.

THE SECURITY TRUST DEED

GENERAL

     Unless otherwise specified in the prospectus supplement for a series, P.T.
Limited will serve as security trustee for each series under a security trust deed. The issuer trustee will grant a floating charge, registered with the
Australian Securities and Investments Commission, over all of the trust assets of that series in favor of the security trustee. The floating charge will secure the Secured Moneys owing to the noteholders, any redraw bondholders, the servicer, the note trustee in its personal capacity and for and on behalf of the holders of the offered notes, each agent, the originators, the liquidity facility provider and each swap provider in respect of that series. These secured parties, or such other persons as are specified in the relevant prospectus supplement, are collectively known as the SECURED CREDITORS.

     The principal terms of the security trust deed for each series will be as described below.

NATURE OF THE CHARGE

     A company may not deal with its assets over which it has granted a fixed charge without the consent of the relevant chargee. Fixed charges are usually given over real property, marketable securities and other assets which will not be dealt with by the company.

     A floating charge, like that created by the security trust deed, does not attach to specific assets but instead "floats" over a class of assets which may change from time to time. The company granting the floating charge may deal with those assets and give third parties title to those assets free from any encumbrance, provided such dealings and transfers of title are in the ordinary course of the company's business. The issuer trustee has agreed not to dispose of or create interests in the assets of a trust subject to a floating charge except in accordance with the master trust deed, the corresponding series supplement or any other related transaction document and the manager has agreed not to direct the issuer trustee to take any such actions. If, however, the issuer trustee disposes of any of a trust's assets, including any housing loan, other than in accordance with the master trust deed, the corresponding series supplement or any other related transaction document, the person acquiring the property may nevertheless take it free of the floating charge. The floating charge granted over a trust's assets will crystallize, which means it becomes a fixed charge, upon the occurrence of an event of default as described in the corresponding security trust or will become fixed over the affected assets in the case of certain of such events of default. Once the floating charge crystallizes, the issuer trustee will still be obliged not to dispose of or create interests in the assets of the trust except in accordance with the related transaction documents and, as a result of the crystallization of the charge, any attempt to do so in violation of the related transaction documents will not generally be effective to create interests in the assets of the trust ranking in priority to the charge.

THE SECURITY TRUSTEE

     The security trustee will be appointed to act as trustee on behalf of the
Secured Creditors of a trust and will hold the benefit of the charge over the trust's assets in trust for each such Secured Creditor on the terms and conditions of the security trust deed for that trust. If, in the security trustee's opinion, there is a conflict between the duties owed by the security trustee to any Secured Creditor or class of Secured Creditors of a trust and the interests of noteholders and any redraw bondholders of a trust as a

                                       49

whole, the security trustee will give priority to the interests of the noteholders and any redraw bondholders. The prospectus supplement for a series will specify the priority given to each class of noteholders and any redraw bondholders, if there is a conflict between the interests of particular classes of noteholders and any redraw bondholders of that trust.

DUTIES AND LIABILITIES OF THE SECURITY TRUSTEE

     The security trustee's liability to the Secured Creditors of a trust is limited to the amount the security trustee is entitled to recover through its right of indemnity from the assets held on trust by it under the security trust deed relating to that trust. However, this limitation will not apply to the extent that the security trustee limits its right of indemnity as a result of its own fraud, negligence or willful default.

     Each security trust deed will contain a range of other provisions regulating the scope of the security trustee's duties and liabilities. These include the following:

     o    the security trustee will not be required to monitor whether an event of default under the security trust deed for a series has occurred in relation to the trust for that series or compliance by the issuer trustee or manager with the transaction documents relating to a trust or their other activities;

     o    the security trustee will not be required to do anything unless its liability is limited in a manner satisfactory to it;

     o    the security trustee will not be responsible for the adequacy or enforceability of any transaction documents relating to a trust;

     o    except as expressly stated in the security trust deed, the security trustee will not be required to give to the corresponding Secured
          Creditors information concerning the issuer trustee or the related trust which comes into the possession of the security trustee;

     o    the issuer trustee will give wide ranging indemnities to the security trustee in relation to its role as security trustee; and

     o    the security trustee may be entitled to rely on documents and information provided by the issuer trustee or manager.

EVENTS OF DEFAULT

     Each of the following will be an event of default under the security trust deed for a series:

     o    the issuer trustee retires or is removed, or is required to retire or be removed, as trustee of the corresponding trust and is not replaced within 30 days and the manager fails within a further 20 days to convene a meeting of debt security holders and beneficiaries of the
          Medallion Program trusts established under the master trust deed in accordance with the master trust deed;

     o    the security trustee has actual notice or is notified by the manager or the issuer trustee that the issuer trustee is not entitled for any reason to fully exercise its right of indemnity against the assets of the corresponding trust to satisfy any liability to a Secured Creditor of that trust and

                                       50

          the circumstances are not rectified to the reasonable satisfaction of the security trustee within 14 days of the security trustee requiring this;

     o    the corresponding trust is not properly constituted or is imperfectly constituted in a manner or to an extent that is regarded by the security trustee acting reasonably to be materially prejudicial to the interests of any class of Secured Creditor of that trust and is incapable of being, or is not within 30 days of the discovery thereof, remedied;

     o    an Insolvency Event occurs in respect of the issuer trustee in its capacity as trustee of the corresponding trust;

     o    distress or execution is levied or a judgment, order or encumbrance is enforced, or becomes enforceable, over any of the assets of the corresponding trust for an amount exceeding A$1,000,000, either individually or in aggregate, or can be rendered enforceable by the giving of notice, lapse of time or fulfillment of any condition;

     o    the charge under the security trust deed:

          o    is or becomes wholly or partly void, voidable or unenforceable;
               or

          o    loses its priority, subject only to the Prior Interest, as a first ranking charge, other than as mandatorily preferred by law or by an act or omission of the security trustee;

     o    subject only to the Prior Interest, the issuer trustee attempts to create or allows to exist a security interest over the assets of the corresponding trust or transfers, assigns or otherwise disposes of, or creates or allows to exist, any other interest over the assets of the trust, otherwise than in accordance with the master trust deed, the corresponding series supplement or the security trust deed;

     o    the Australian Commissioner of Taxation, or its delegate, determines to issue a notice (under any legislation that imposes a tax) requiring any person obliged or authorized to pay money to the issuer trustee in respect of the corresponding trust to instead pay such money to the
          Commissioner in respect of any tax or any fines and costs imposed on the issuer trustee in respect of that trust; and

     o    any Secured Moneys of the corresponding trust are not paid within 10 days of when due, other than amounts due to any subordinated class of noteholders or other subordinated Secured Creditors so long as any
          Secured Moneys relating to any senior class of notes remain outstanding.

     The security trustee may determine that any event that would otherwise be an event of default under a security trust deed will not be treated as an event of default, where this will not in the opinion of the security trustee be materially prejudicial to the interests of the Secured Creditors of the corresponding trust. However, it must not do so in contravention of any prior directions in an Extraordinary Resolution of Voting Secured Creditors of that trust. Unless the security trustee has made such an election, and providing that the security trustee is actually aware of the occurrence of an event of default under a security trust deed, the security trustee will promptly and, in any event, within 2 Business Days, convene a meeting of the Voting Secured Creditors of the corresponding trust at which it will seek directions from the Voting
Secured Creditors of that trust by way of Extraordinary Resolution regarding the action it should take as a result of that event of default.

                                       51

MEETINGS OF VOTING SECURED CREDITORS

     The security trust deed for a series will contain provisions for convening meetings of the Voting Secured Creditors of the corresponding trust to enable the Voting Secured Creditors to direct or consent to the security trustee taking or not taking certain actions under the security trust deed, including directing the security trustee to enforce the security trust deed. Meetings may also be held of a class or classes of Voting Secured Creditors under a security trust deed.

VOTING PROCEDURES

     Every question submitted to a meeting of Voting Secured Creditors will be decided in the first instance by a show of hands. If a show of hands results in a tie, the chairman will both on a show of hands and on a poll have a casting vote. A representative is a person or body corporate appointed as a proxy for a
Voting Secured Creditor or a representative of a corporate Voting Secured
Creditor under the Australian Corporations Act 2001. On a show of hands, every person holding, or being a representative holding or representing other persons who hold, Secured Moneys will have one vote. If at any meeting a poll is demanded, every person who is present will have one vote for every A$10 of
Secured Moneys owing to it, converted, in the case of the holders of the offered notes, to Australian dollars at the exchange rate specified for this purpose in the prospectus supplement for a series or the spot rate used for the calculation of amounts payable on the early termination of the relevant currency swap of the trust, whichever produces the lowest amount in Australian dollars.

     A resolution of all the Voting Secured Creditors of a trust, including an
Extraordinary Resolution, may be passed, without any meeting or previous notice being required, by an instrument or notes in writing which have been signed by all of the Voting Secured Creditors of that trust.

ENFORCEMENT OF THE CHARGE

     Upon a vote at a meeting of Voting Secured Creditors of a trust called following an event of default under the security trust deed for that trust, or by a resolution in writing signed by all Voting Secured Creditors of that trust, the Voting Secured Creditors of that trust may direct the security trustee by
Extraordinary Resolution to do any or all of the following:

     o    declare all Secured Moneys relating to that trust immediately due and payable;

     o    appoint a receiver over that trust's assets and determine the remuneration to be paid to that receiver;

     o    sell and realize the assets of that trust and otherwise enforce the charge; or

     o    take any other action as the Voting Secured Creditors may specify in the terms of such Extraordinary Resolution.

     Any enforcement action taken by the security trustee relating to a trust will only relate to the same rights in relation to the assets of that trust as are held by the issuer trustee. This means that even after an enforcement, the security trustee's interest in the assets of the trust will remain subject to the rights of Commonwealth Bank and any other originator specified in the relevant prospectus supplement arising under the master trust deed and the corresponding series supplement.

                                       52

     No Secured Creditor of a trust is entitled to enforce the charge under the corresponding security trust deed, or appoint a receiver or otherwise exercise any power conferred by any applicable law on charges, otherwise than in accordance with that security trust deed.

     The prospectus supplement for each series will describe any additional or different voting percentages or procedures applicable to that series of notes.

THE NOTE TRUSTEE AS VOTING SECURED CREDITOR

     If an event of default, or any event which, with the giving of notice or lapse of time or both, would constitute an event of default, under a security trust deed relating to a trust occurs and is continuing, the note trustee of that trust must deliver notice of that event to each holder of an offered note issued by that trust within 10 days, or sooner if required by the rules of any stock exchange or listing authority on which the corresponding offered notes are listed, of becoming aware of that event provided that, except in the case of a default in payment of interest and principal on those offered notes, the note trustee may withhold such notice if it determines in good faith that withholding the notice is in the interests of the corresponding holders of the offered notes.

     The rights, remedies and discretion of the holders of the offered notes under a security trust deed relating to a trust, including all rights to vote or give instructions or consents to the security trustee and to enforce its undertakings and warranties, will only be exercised by the note trustee on behalf of the holders of the offered notes except in limited circumstances as specified in the corresponding security trust deed. The security trustee will be entitled to rely on any instructions or directions given to it by the note trustee as being given on behalf of the holders of the offered notes without inquiry about compliance with the note trust deed.

     If any of the offered notes of a trust remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the offered notes, the note trustee will not vote under the security trust deed to dispose of the assets of that trust unless:

     o    a sufficient amount would be realized to discharge in full all amounts owing to the holders of the offered notes, and any other amounts payable by the issuer trustee ranking in priority to or equal with the offered notes;

     o    the note trustee is of the opinion, reached after considering at any time and from time to time the advice of a investment bank or other financial adviser selected by the note trustee, that the cash flow receivable by the issuer trustee or the security trustee under the security trust deed will not, or that there is a significant risk that it will not, be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the issuer trustee, to discharge in full in due course all the amounts referred to in the preceding paragraph; or

     o    the note trustee is so directed by the holders of 75% of the aggregate
          Invested Amount of the offered notes.

LIMITATIONS OF ACTIONS BY THE SECURITY TRUSTEE

     The security trustee will not be obliged to take any action, give any consent or waiver or make any determination under a security trust deed relating to a trust without being directed to do so by an Extraordinary Resolution of the corresponding Voting Secured Creditors in accordance with the security trust deed, unless in the opinion of the security trustee the delay required to obtain such directions would be prejudicial to the Secured Creditors of that trust as a class. The security trustee is not obligated to act

                                       53

unless it obtains an indemnity from the Voting Secured Creditors of a trust and funds have been deposited on behalf of the security trustee to the extent to which it may become liable for the relevant enforcement actions.

     If the security trustee convenes a meeting of the Voting Secured Creditors of a trust, or is required by an Extraordinary Resolution to take any action under the corresponding security trust deed, and advises the Voting Secured
Creditors before or during the meeting that it will not act in relation to the enforcement of the security trust deed unless it is personally indemnified by the Voting Secured Creditors of the trust to its reasonable satisfaction against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur in relation to the enforcement of the security trust deed and is put in funds to the extent to which it may become liable, including costs and expenses, and the
Voting Secured Creditors refuse to grant the requested indemnity, and put the security trustee in funds, then the security trustee will not be obliged to act in relation to that enforcement under the security trust deed. In those circumstances, the Voting Secured Creditors may exercise such of those powers conferred on them by the security trust deed as they determine by Extraordinary
Resolution.

PRIORITIES UNDER THE SECURITY TRUST DEED

     The prospectus supplement for each series of notes will describe the order of priority in which the proceeds from the enforcement of the security trust deed are to be applied.

     Upon enforcement of a security created by the security trust deed, the net proceeds may be insufficient to pay all amounts due on redemption to the corresponding noteholders and any redraw bondholders. Any claims of the noteholders and any redraw bondholders remaining after realization of the security and application of the proceeds will be extinguished.

SECURITY TRUSTEE'S FEES AND EXPENSES

     The security trustee will receive a quarterly fee payable by the issuer trustee in respect of each trust in an amount agreed from time to time by the issuer trustee, the security trustee and the manager, provided that the corresponding rating agencies must be given prior notice of any variation of the fee and the fee may not be varied if this would result in a reduction, qualification or withdrawal of the credit rating of any note or redraw bond relating to that trust. The issuer trustee must reimburse the security trustee for all costs and expenses of the security trustee incurred in performing its duties under the security trust deed. These costs will form part of the expenses of each trust.

RETIREMENT AND REMOVAL OF THE SECURITY TRUSTEE

     The security trustee must retire as security trustee in respect of a trust if:

     o    an Insolvency Event occurs with respect to it;

     o    it ceases to carry on business;

     o    the issuer trustee, where it is a related body corporate, retires or is removed from office and the manager requires the security trustee by notice in writing to retire;

     o    the Voting Secured Creditors of the trust require it to retire by an
          Extraordinary Resolution;

                                       54

     o    it breaches a material duty and does not remedy the breach with 14 days notice from the manager or the issuer trustee; or

     o    there is a change in ownership or effective control of the security trustee without the consent of the manager.

     If the security trustee is removed, the issuer trustee, or failing it the manager, may appoint a replacement security trustee which is an authorized trustee corporation under the Australian Corporations Act 2001 with the approval of the corresponding rating agencies.

     The security trustee may retire as security trustee of a trust on 3 months notice. If the security trustee retires, it may appoint an authorized trustee corporation to act in its place with the approval of the manager, which must not be unreasonably withheld, and the corresponding rating agencies. If the security trustee does not propose a replacement by one month prior to the date of its retirement, the manager is entitled to appoint a substitute security trustee which must be an authorized trustee corporation approved by the corresponding rating agencies.

     If a substitute security trustee has not been appointed at a time when the position of security trustee becomes vacant, the manager must act as security trustee and must promptly convene a meeting of Voting Secured Creditors of the corresponding trust who may by Extraordinary Resolution appoint a replacement security trustee. While the manager acts as security trustee, it is entitled to the security trustee's fee.

AMENDMENT

     The issuer trustee, the manager, the security trustee and the note trustee may alter, add to or revoke any provision of a security trust deed relating to a series, subject to the limitations described below, if the alteration, addition or revocation:

     o    in the opinion of the security trustee is made to correct a manifest error or is of a formal, technical or administrative nature only;

     o    in the opinion of the security trustee, or of a lawyer instructed by the security trustee, is necessary or expedient to comply with the provisions of any law or regulation or with the requirements of any statutory authority;

     o    in the opinion of the security trustee is appropriate or expedient as a consequence of an alteration to any law or regulation or altered requirements of the government of any jurisdiction or any governmental agency or any decision of any court including an alteration, addition or revocation which is appropriate or expedient as a result of an alteration to Australia's tax laws or any ruling by the Australian
          Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement or any decision of any court, which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the trust under the security trust deed; or

     o    in the opinion of the security trustee is otherwise desirable for any reason.

     If any alteration, addition or revocation referred to in the last bullet point above, in the opinion of the note trustee, affects the holders of the offered notes only or in a manner differently to Secured Creditors generally, alters the terms of the offered notes or is materially prejudicial to the interests of holders of the offered notes, the alteration, addition or revocation will not be effective unless the consent

                                       55

of holders of the offered notes owning 75% of the aggregate Invested Amount of the offered notes is obtained.

     Any alteration, addition or revocation must be notified to the corresponding rating agencies 5 Business Days in advance.

     The note trustee will be entitled to assume that any proposed alteration, addition or revocation will not be materially prejudicial to the interests of the holders of the offered notes if each of the corresponding rating agencies confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given to the offered notes by the rating agency.

     If any alteration, addition or revocation referred to above effects or purports to effect a Payment Modification it will not be effective as against a given holder of an offered note unless consented to by that noteholder.

INDEMNIFICATION

     The issuer trustee has agreed to indemnify the security trustee and each person to whom duties, powers, trusts, authorities or discretions may be delegated by the security trustee from and against all losses, costs, liabilities, expenses and damages arising out of or in connection with the execution of their respective duties under the security trust deed, except to the extent that they result from the fraud, negligence or willful default on the part of such persons.

THE LIQUIDITY FACILITY

GENERAL

     A liquidity facility agreement will be entered into in respect of each series between the issuer trustee, the manager and Commonwealth Bank as liquidity facility provider. The principal terms of the liquidity facility agreement for each series will be as follows.

ADVANCES AND FACILITY LIMIT

     Under the liquidity facility agreement for a series, the liquidity facility provider will agree to make advances to the issuer trustee for the purpose of meeting shortfalls in relation to the corresponding trust as described in the prospectus supplement for the series.

     The liquidity facility provider will agree to make advances to the issuer trustee up to the liquidity limit. The liquidity limit will be equal to the least of:

     o    the amount specified in the corresponding prospectus supplement;

     o    the Performing Housing Loans Amount at that time for that series; and

     o    the amount agreed by the liquidity facility provider, the manager and the rating agencies for that series.

                                       56

CONDITIONS PRECEDENT TO DRAWING

     The liquidity facility provider will only be obliged to make an advance if:

     o    no event of default under the liquidity facility exists or will result from the provision of the advance;

     o    the representations and warranties by the issuer trustee and the manager in any transaction document relating to the corresponding series are true and correct as of the date of the drawdown notice and the drawdown; and

     o    other than statutory priorities, the liquidity facility provider has not received notice of any security interest ranking in priority to or equal with its security interest under the security trust deed relating to that series.

INTEREST AND FEES UNDER THE LIQUIDITY FACILITY

     Interest will accrue daily on the principal outstanding under the liquidity facility at the relevant Australian bank bill rate plus a margin, calculated on the number of days elapsed and a 365 day year. Interest will be payable in arrears on each payment date specified in the relevant prospectus supplement to the extent that funds are available for this purpose in accordance with the relevant series supplement. Unpaid interest will be capitalized and will accrue interest from the date not paid.

     A commitment fee with respect to the unutilized portion of the liquidity limit will accrue daily, calculated on the number of days elapsed and a 365 day year. The commitment fee will be payable in arrears on each payment date specified in the relevant prospectus supplement to the extent that funds are available for this purpose in accordance with the relevant series supplement.

     The interest rate and the commitment fee under the liquidity facility may be varied by agreement between the liquidity facility provider, the issuer trustee and the manager. However, the corresponding rating agencies must be notified of any proposed variation and the interest rate and the commitment fee will not be varied if this would result in the reduction, qualification or withdrawal of any credit rating of a note or redraw bond of the series.

REPAYMENT OF LIQUIDITY ADVANCES

     Advances under a liquidity facility will be repayable on the following payment date from the funds available for this purpose in accordance with the relevant series supplement.

DOWNGRADE OF LIQUIDITY FACILITY PROVIDER

     If the liquidity facility provider does not have short term credit ratings of at least A-1 by Standard & Poor's, P-1 by Moody's or F1+ by Fitch Ratings, it
must within 5 Business Days, or longer if agreed by the rating agencies, deposit in the collections account of each trust an amount equal to the unutilized portion of the liquidity limit for that trust. Following this, all drawings under the liquidity facility will be made from the deposit relating to that trust. If the liquidity facility provider regains the required credit ratings, the unutilized portion of that deposit will be repaid to it.

                                       57

EVENTS OF DEFAULT UNDER THE LIQUIDITY FACILITY AGREEMENT

     The following will be events of default under the liquidity facility agreement relating to a series:

     o    the issuer trustee as trustee of the related trust fails to pay to the liquidity facility provider any amount owing to it under the liquidity facility agreement within 10 Business Days of its due date where funds are available for this purpose under the corresponding series supplement;

     o    the issuer trustee alters the priority of payments under the transaction documents relating to the trusts without the consent of the liquidity facility provider; and

     o    an event of default occurs under the security trust deed relating to the trust and any enforcement action is taken under that security trust deed.

CONSEQUENCES OF AN EVENT OF DEFAULT

     At any time after an event of default under the liquidity facility agreement relating to a series, the liquidity facility provider may do all or any of the following:

     o    declare all moneys actually or contingently owing under the liquidity facility agreement immediately due and payable; and

     o    terminate the liquidity facility.

TERMINATION

     The liquidity facility relating to a series will terminate upon the earlier to occur of:

     o    the date specified in the corresponding prospectus supplement;

     o    the date on which the liquidity facility provider declares the liquidity facility terminated following an event of default under the liquidity facility or where it becomes unlawful or impossible to maintain or give effect to its obligations under the liquidity facility;

     o    the date one month after all notes and any redraw bonds relating to the trust are redeemed;

     o    the payment date upon which the issuer trustee, as directed by the manager, appoints a replacement liquidity facility provider for the trust, provided that each corresponding rating agency has confirmed that this will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the notes or any redraw bonds of the trust; and

     o    the date on which the liquidity limit is reduced to zero by agreement between the liquidity facility provider, the manager and the corresponding rating agencies.

INCREASED COSTS

     If, by reason of any change in law or its interpretation or administration or because of compliance with any request from any fiscal, monetary, or other governmental agency, the liquidity facility provider in relation to a trust incurs new or increased costs, obtains reduced payments or returns or becomes liable to make any payment based on the amount of advances outstanding under the liquidity facility agreement, the issuer trustee as trustee of the trust must pay the liquidity facility provider an amount sufficient to indemnify it against that cost, increased cost, reduction or liability.

                                       58

PRINCIPAL DRAWS

     Interest collections on the housing loans and other income receipts of a trust are used to pay interest on the notes and any redraw bonds and other expenses of the trust while principal collections on the housing loans and other principal receipts of the trust are used to repay principal on the notes and any redraw bonds and to make other principal payments of the trust.

     However, if stated in the relevant prospectus supplement, if there are insufficient income receipts of a trust to be applied on a payment date toward payment of interest on the notes and any redraw bonds and other expenses of the trust, the manager may direct the issuer trustee to allocate some or all of the principal collections on the housing loans and other principal receipts of the trust towards meeting the shortfall. Such an application is referred to as a principal draw. Any principal draws will be reimbursed from available interest collections and other income of the trust on subsequent payment dates so as to be applied towards principal payments of the trust, including repayment of the notes and any redraw bonds.

     The relevant prospectus supplement will set out the circumstances in which principal draws will be made and reimbursed.

REDRAW BONDS

     In certain circumstances, as specified in the relevant prospectus supplement, the manager may direct the issuer trustee to issue redraw bonds. The redraw bonds will be denominated in Australian dollars and will be issued only in Australia.

     The manager must not direct the issuer trustee to issue redraw bonds unless it considers that on the following payment date, taking into account that issue of redraw bonds and any repayments of principal and principal charge-offs or reimbursement of principal charge-offs on the redraw bonds for a series expected on that payment date, the aggregate Stated Amount of all redraw bonds will not exceed the limit specified in the prospectus supplement for that series, or such other amount agreed between the manager and the rating agencies for that series and notified to the issuer trustee.

     Before issuing any redraw bonds in respect of a series, the issuer trustee must receive written confirmation from each rating agency for that series that the proposed issue of redraw bonds will not result in a reduction, qualification or withdrawal of any credit rating assigned by that rating agency to a note or redraw bond.

     The prospectus supplement for each series may contain a description of additional or different provisions relating to the issue of redraw bonds of that series.

INTEREST RATE SWAPS

     If stated in the relevant prospectus supplement, the issuer trustee will enter into one or more interest rate swaps with Commonwealth Bank. The actual swap agreements may vary for each series of notes depending upon the types of housing loan products included in the trust for that series. The prospectus supplement for each series will identify the interest rate swaps for that series and the terms for each interest rate swap. An ISDA Master Agreement, as amended by a schedule thereto, will govern each of the interest rate swaps. Each interest rate swap entered into will be confirmed by a written confirmation.

                                       59

CURRENCY SWAPS

     If stated in the relevant prospectus supplement, the issuer trustee will enter into one or more currency swaps with one or more currency swap providers.
Collections on the housing loan will be denominated in Australian dollars and amounts received under any interest rate swap are likely to be denominated in
Australian dollars. However, in most instances, the payment obligations of the issuer trustee on the offered notes will be denominated in a currency other than
Australian dollars. In these cases, to hedge its currency exposure, the issuer trustee may enter into one or more swap agreements with the currency swap providers. The actual swap agreements may vary for each series of notes. The prospectus supplement for each series will identify and describe the currency swaps and currency swap providers for that series and the terms for each currency swap. If stated in the prospectus supplement, Commonwealth Bank may be the swap provider for one or more of the currency swaps. An ISDA Master
Agreement, as amended by a schedule thereto, will govern each of the currency swaps. Each currency swap entered into will be confirmed by a written confirmation.

CREDIT ENHANCEMENT

TYPES OF ENHANCEMENTS

     If specified in the relevant prospectus supplement, credit enhancement may be provided for one or more classes of a series of notes in relation to a trust.
Credit enhancement is intended to enhance the likelihood of full payment of principal and interest due on the offered notes and to decrease the likelihood that noteholders will experience losses. The credit enhancement for a class or series of notes will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance and accrued interest. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, noteholders of any class or series will bear their allocated share of losses, as described in the prospectus supplement.

     Credit enhancement may be in one or more of the following forms:

     o    the subordination of one or more classes of the notes of the series;

     o    primary mortgage insurance on all or a portion of the housing loans;

     o    a pool mortgage insurance policy;

     o    the utilization of excess available income of the series;

     o    the establishment of one or more reserve funds;

     o    overcollateralization;

     o    letters of credit;

     o    guarantees;

     o    surety bonds; or

     o    a minimum principal payment agreement.

                                       60

SUBORDINATION

     If specified in the relevant prospectus supplement, a series of notes may provide for the subordination of payments to one or more subordinate classes of notes. In this case, scheduled payments of principal, principal prepayments, interest or any combination of these items that otherwise would have been payable to holders of one or more classes of subordinate notes will instead be payable to holders of one or more classes of senior notes under the circumstances and to the extent specified in the prospectus supplement. If stated in the prospectus supplement, losses on defaulted housing loans may be borne first by the various classes of subordinate notes and thereafter by the various classes of senior notes. The prospectus supplement will set forth information concerning the amount of subordination of a class or classes in a series, the circumstances in which this subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

PRIMARY MORTGAGE INSURANCE POLICY

     In order to reduce the likelihood that noteholders will experience losses,
Commonwealth Bank or any other originator specified in the prospectus supplement for a series may, if specified in the relevant prospectus supplement, require borrowers with loan-to-value ratios greater than a percentage specified in the relevant prospectus supplement to obtain primary mortgage insurance.
Commonwealth Bank or any other originator specified in the relevant prospectus supplement will equitably assign its interest in these policies, if any, to the issuer trustee after receiving the consent of the insurers.

     The amount of coverage under each policy will be the amount owed on the related housing loan, including unpaid principal, accrued interest at any non-default rate up to specified dates, fines, fees, charges and proper enforcement costs, less all amounts recovered from enforcement of the mortgage.

POOL MORTGAGE INSURANCE POLICY

     In order to decrease the likelihood that noteholders will experience losses the issuer trustee may, if specified in the relevant prospectus supplement, obtain one or more pool mortgage insurance policies. The pool mortgage insurance policy will cover the housing loans specified in the relevant prospectus supplement. However, the pool mortgage insurance policy will not cover housing loans in a pool which have the benefit of a primary mortgage insurance policy.
Subject to the limitations described in the relevant prospectus supplement, the policy will cover loss by reason of default in payments on the housing loans up to the amounts specified in the prospectus supplement and for the periods specified in the prospectus supplement. The servicer will agree to act in accordance with the terms of any pool mortgage insurance policy obtained and to present claims thereunder to the pool mortgage insurer on behalf of itself, the issuer trustee and the noteholders. However, the pool mortgage insurance policy is not a blanket policy against loss. Claims under a pool mortgage insurance policy may only be made regarding a loss by reason of default insofar as the insurance policy applies to the relevant housing loan, and only upon satisfaction of specific conditions precedent as described in the relevant prospectus supplement.

     The original amount of coverage under any pool mortgage insurance policy will be reduced over the life of the related series of notes by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the pool mortgage insurer upon the disposition of all foreclosed properties. The amount of claims paid will include expenses incurred by the servicer on the foreclosed properties. Accordingly, if aggregate net claims paid under any pool mortgage insurance policy reach the original policy limit, coverage under that pool mortgage insurance policy may be exhausted and any further losses may be borne by one or more classes of noteholders.

                                       61

EXCESS AVAILABLE INCOME

     In order to decrease the likelihood that the noteholders will experience principal losses, if specified in the relevant prospectus supplement, the issuer trustee will apply interest collections on the housing loans and other income of the trust remaining after payments of interest on the notes and any redraw bonds and the trust's other expenses to reimburse noteholders for principal charge-offs allocated to the notes. These reimbursements will be allocated to the class or classes of notes and to any redraw bonds in the manner described in the prospectus supplement.

RESERVE FUND

     If specified in the relevant prospectus supplement, one or more reserve funds will be established for a series with an entity specified in the prospectus supplement. The prospectus supplement will state whether or not the reserve fund will be part of the assets of the related trust. The reserve fund may be funded with an initial cash or other deposit or from collections on the housing loans or other sources, in either case in the manner specified in the prospectus supplement. The prospectus supplement will specify the manner and timing of payments from the amounts in the reserve fund, which may include making payments of principal and interest on the notes and payment of other expenses of the relevant trust. The prospectus supplement will set forth the required reserve fund balance, if any, and when and to what extent the required reserve fund balance may be reduced. The prospectus supplement will further specify how any funds remaining in the reserve fund will be distributed after termination of the related trust or reduction of the required reserve fund balance to zero.

OVERCOLLATERALIZATION

     If specified in the relevant prospectus supplement, credit enhancement for a series of notes may be provided by overcollateralization where the principal amount of the housing loans exceeds the principal amount of the notes. The prospectus supplement for the series will specify the manner in which the interest in the excess amount of the housing loans is held by Commonwealth Bank or any other originator and the extent to which the level of overcollateralization must be maintained while the offered notes are outstanding.

LETTERS OF CREDIT

     If specified in the relevant prospectus supplement, credit enhancement for a series of notes may be provided by the issuance of one or more letters of credit by a bank or financial institution specified in the relevant prospectus supplement. The maximum obligation of the issuer of the letter of credit will be to honor requests for payment in an aggregate fixed dollar amount, net of unreimbursed payments under the letter of credit, as specified in the prospectus supplement. The duration of coverage and the amount and frequency and circumstances of any reduction in coverage provided by the letter of credit for a series will be described in the prospectus supplement.

MINIMUM PRINCIPAL PAYMENT AGREEMENT

     If specified in the relevant prospectus supplement, the issuer trustee will enter into a minimum principal payment agreement with an entity meeting the criteria of the relevant rating agencies, under which agreement that entity will provide payments on some or all of the notes of the series in the event that aggregate scheduled principal payments and/or prepayments on the assets of the trust for that series are not sufficient to make payments on those notes to the extent specified in the prospectus supplement. The provisions of such an agreement will be more fully described in the prospectus supplement.

                                       62

GUARANTEED INVESTMENT CONTRACT

     If specified in the relevant prospectus supplement, the issuer trustee for a series will enter into a guaranteed investment contract or an investment agreement with an entity specified in such prospectus supplement. Pursuant to the agreement, all or a portion of the amounts which would otherwise be held in the collections account would be invested with the entity specified in the prospectus supplement and earn an agreed rate of return. The issuer trustee would be entitled to withdraw amounts invested pursuant to the agreement in the manner specified in the prospectus supplement. The prospectus supplement for a series pursuant to which such an agreement is used will contain a description of the terms of the agreement.

SERVICING OF THE HOUSING LOANS

APPOINTMENT AND OBLIGATIONS OF SERVICER

     Commonwealth Bank will be appointed as the initial servicer of the housing loans on the terms set out in the series supplement for each series. The series supplement may be amended as described in "Description of the Transaction
Documents--Modification of the Master Trust Deed and Series Supplement." The
principal terms of Commonwealth Bank's appointment as servicer will be as follows.

GENERAL SERVICING OBLIGATION

     The servicer will be required to administer the housing loans of a series in the following manner:

     o    in accordance with the corresponding series supplement;

     o    in accordance with the servicer's procedures manual and policies as they apply to those housing loans, which are under regular review and may change from time to time in accordance with business judgment and changes to legislation and guidelines established by relevant regulatory bodies; and

     o    to the extent not covered by the preceding paragraphs, in accordance with the standards and practices of a prudent lender in the business of originating and servicing retail home loans.

     The servicer's actions in servicing the housing loans will be binding on the issuer trustee, whether or not such actions are in accordance with the servicer's obligations. The servicer for a series will be entitled to delegate its duties under the series supplement for that series. The servicer at all time will remain liable for the acts or omissions of any delegate to the extent that those acts or omissions constitute a breach of the servicer's obligations.

POWERS

     The function of servicing the housing loans of a series will be vested in the servicer and it will be entitled to service the housing loans to the exclusion of the issuer trustee. The servicer will have a number of express powers, which include the power:

     o    to release a borrower from any amount owing where the servicer has written-off or determined to write-off that amount or where it is required to do so by a court or other binding authority;

                                       63

     o    subject to the preceding paragraph, to waive any right in respect of the housing loans and their securities, except that the servicer may not increase the term of a housing loan beyond 30 years from its settlement date unless required to do so by law or by the order of a court or other binding authority or if, in its opinion, such an increase would be made or required by a court or other binding authority;

     o    to release or substitute any security for a housing loan in accordance with the relevant mortgage insurance policy;

     o    to consent to subsequent securities over a mortgaged property for a housing loan, provided that the security for the housing loan retains priority over any subsequent security for at least the principal amount and accrued and unpaid interest on the housing loan plus any extra amount determined in accordance with the servicer's procedures manual and policies;

     o    to institute litigation to recover amounts owing under a housing loan, but it is not required to do so if, based on advice from internal or external legal counsel, it believes that the housing loan is unenforceable or such proceedings would be uneconomical;

     o    to take other enforcement action in relation to a housing loan as it determines should be taken; and

     o    to compromise, compound or settle any claim in respect of a mortgage insurance policy or a general insurance policy in relation to a housing loan or a mortgaged property for a housing loan.

UNDERTAKINGS BY THE SERVICER

     The servicer will undertake, among other things, the following:

     o    upon being directed by the issuer trustee following a Perfection of
          Title Event in relation to a series, it will promptly take all action required or permitted by law to assist the issuer trustee to perfect the issuer trustee's legal title to the housing loans and related securities of that series;

     o    to make reasonable efforts to collect all moneys due under the housing loans and related securities of that series and, to the extent consistent with the corresponding series supplement, to follow such normal collection procedures as it deems necessary and advisable;

     o    to comply with its material obligations under each mortgage insurance policy which is an asset of the trust;

     o    it will notify the issuer trustee if it becomes actually aware of the occurrence of any Servicer Default or Perfection of Title Event in
          relation to a series;

     o    it will obtain and maintain all authorizations, filings and registrations necessary to properly service the housing loans;

     o    it will only consent to the creation of a security interest in favor of a party, other than the issuer trustee or a originator, if by way of priority agreement or otherwise the servicer ensures that the relevant mortgage will rank ahead in priority to the third party's interest on enforcement for an amount not less than the principal amount (plus accrued unpaid interest)

                                       64

          outstanding on the mortgage loan plus such extra amount as is determined in accordance with the servicing guidelines; and

     o    subject to the provisions of the Australian Privacy Act and its duty of confidentiality to its clients, it will promptly make available to the manager, the auditor of the corresponding trust and the issuer trustee any books, reports or other oral or written information and supporting evidence of which the servicer is aware that they reasonably request with respect to the trust or the assets of the trust or with respect to all matters in respect of the activities of the servicer to which the corresponding series supplement relates.

EVIDENCE AS TO COMPLIANCE

     Pursuant to the terms of the relevant series supplement, the servicer is required to deliver to the manager, as depositor, on or before the date in each year specified in such series supplement, and if required, file with the SEC a part of a report on Form 10-K filed in respect of the issuing entity for each series, the following documents:

     o    a report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant SEC regulations with respect to asset-backed securities transactions taken as a whole involving the servicer that are backed by the same types of assets as those backing the notes, as well as similar reports on assessment of compliance received from certain other parties participating in the servicing function as required by relevant SEC regulations;

     o    with respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant SEC regulations; and

     o    a servicer compliance certificate, signed by an authorized officer of each servicer that meets the criteria in Item 1108(a)(2)(i) through
          (iii) of Regulation AB, to the effect that:

          o    A review of the servicer's activities during the reporting period and of its performance under the series supplement for that series has been made under such officer's supervision.

          o    To the best of such officer's knowledge, based on such review, the servicer has fulfilled all of its obligations under the servicing agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

     Each servicer's obligation to deliver to the manager, as depositor, any assessment or attestation report described above and, if required, to file the same with the SEC, is limited to those reports prepared by such servicer and, in the case of reports prepared by any other party, those reports actually received by such servicer on or before June 30 in each year. In addition, each servicer or other party, if any, participating in the servicing function with respect to more than 5% of the housing loans will provide the foregoing assessment reports with respect to itself and each servicer or subservicer of at least 10% of the housing loans will provide the compliance certificate described above with respect to its servicing activities.

                                       65

ADMINISTER INTEREST RATES

     The servicer will set the interest rates to be charged on the variable rate housing loans and the monthly installment to be paid in relation to each housing loan. Subject to the next paragraph, while Commonwealth Bank is the servicer, it must charge the same interest rates on the variable rate housing loans in the pool as it does for housing loans of the same product type which have not been assigned to the issuer trustee.

     Unless one or more interest rate swaps are in place with respect to a trust to hedge any mismatch between the interest earned on the housing loans and the expenses of the trust, then, while any notes or redraw bonds are outstanding, the servicer must, subject to applicable laws, adjust the rates at which interest set-off benefits are calculated under the mortgage interest saver accounts in relation to the housing loans to rates which produce an amount of income which is sufficient to ensure that the issuer trustee has sufficient funds to comply with its obligations under the relevant transaction documents as they fall due. If rates at which such interest set-off benefits are calculated have been reduced to zero and the amount of income produced by the reduction of the rates on the mortgage interest saver accounts is not sufficient, the servicer must, subject to applicable laws, including the Australian Consumer
Credit Code, ensure that the weighted average of the variable rates charged on the housing loans is sufficient, assuming that all relevant parties comply with their obligations under the housing loans and the transaction documents, to ensure that issuer trustee has sufficient funds to comply with its obligations under the transaction documents as they fall due.

COLLECTIONS

     The servicer will receive collections on the housing loans from borrowers.
The servicer must deposit any collections into the collections account of the corresponding trust within 5 Business Days following its receipt. However, if the collections account for a trust is permitted to be maintained with the servicer and:

     o    the servicer has short-term credit ratings of A-1+ from Standard &
          Poor's, P-1 from Moody's and F1 from Fitch Ratings, it may retain collections until 10:00 am on the monthly payment date for the relevant collection period;

     o    the servicer has short-term credit ratings of no lower than A-1 from
          Standard & Poor's, P-1 from Moody's and F1 from Fitch Ratings, it may retain collections until 10.00 am on the monthly payment date for the relevant collection period. However, while the sum of all collections held by the servicer and the value of any Authorized Short-Term
          Investments which are with, or issued by, a bank or financial institution which has a short-term credit rating of A-1 from Standard
          & Poor's, exceeds 20% of the aggregate of the Stated Amounts of the notes and any redraw bonds, the servicer will only be entitled to retain any additional collections received for 2 Business Days following receipt;

     o    the servicer has no credit ratings or has short-term credit ratings of lower than A-1 from Standard & Poor's, P-1 from Moody's or F1 from
          Fitch Ratings, it may retain collections for 2 Business Days following receipt.

     After the applicable period referred to above, the servicer must deposit the collections into the collections account of the applicable trust.

     If collections are retained by the servicer in accordance with the first two paragraphs above, the servicer may retain any interest and other income derived from those collections but must when

                                       66

depositing the collections into the collections account also deposit interest on the collections retained equal to the interest that would have been earned on the collections if they had been deposited in the collections account within 5
Business Days of their receipt by the servicer.

SERVICING COMPENSATION AND EXPENSES

     The servicer will be entitled to a monthly fee in respect of each series, payable in arrears on each payment date specified in the relevant prospectus supplement. The servicer's fee may be varied by agreement between the income unitholder, the manager and the servicer provided that the corresponding rating agencies are notified and the servicer's fee is not varied if it would cause a reduction, qualification or withdrawal in the credit rating of a note or any redraw bond of the series.

     The servicer must pay from its own funds all expenses incurred in connection with servicing the housing loans except for certain specified expenses in connection with, amongst other things, the enforcement of any housing loan or its related securities, the recovery of any amounts owing under any housing loan or any amount repaid to a liquidator or trustee in bankruptcy pursuant to any applicable law, binding code, order or decision of any court, tribunal or the like or based on advice of the servicer's legal advisers, which amounts are recoverable from the assets of the trust.

LIABILITY OF THE SERVICER

     The servicer will not be liable for any loss incurred by any noteholder, any redraw bondholder, any creditor of a trust or any other person except to the extent that such loss is caused by a breach by the servicer or any delegate of the servicer of the corresponding series supplement or any fraud, negligence or willful default by the servicer. In addition, the servicer will not be liable for any loss in respect of a default in relation to a housing loan in excess of the amount outstanding under the housing loan at the time of default less any amounts that the issuer trustee has received or is entitled to receive under a mortgage insurance policy in relation to that housing loan.

REMOVAL, RESIGNATION AND REPLACEMENT OF THE SERVICER

     If the issuer trustee determines that the performance by the servicer of its obligations under a series supplement relating to a series is no longer lawful and there is no reasonable action that the servicer can take to remedy this, or a Servicer Default is subsisting, the issuer trustee must by notice to the servicer immediately terminate the rights and obligations of the servicer in relation to the housing loans of that series and appoint another bank or appropriately qualified organization to act in its place.

     A SERVICER DEFAULT in relation to a series will occur if:

     o    the servicer fails to remit any collections or other amounts received within the time periods specified in the corresponding series supplement and that failure is not remedied within 5 Business Days, or such longer period as the issuer trustee may agree, of notice of that failure given by the manager or the issuer trustee;

     o    the servicer fails to prepare and transmit the information required by the manager by the date specified in the corresponding series supplement and that failure is not remedied within 20 Business Days, or such longer period as the issuer trustee may agree, of notice of that failure given by the manager or the issuer trustee and has or will have an Adverse Effect in relation to that trust as reasonably determined by the issuer trustee;

                                       67

     o    a representation, warranty or certification made by the servicer in a transaction document, or in any certificate delivered pursuant to a transaction document in relation to that series, proves incorrect when made and has or will have an Adverse Effect in relation to that series as reasonably determined by the issuer trustee and is not remedied within 60 Business Days after receipt by the servicer of notice from the issuer trustee requiring remedy;

     o    an Insolvency Event occurs in relation to the servicer;

     o    if the servicer is an originator and is acting as custodian, it fails to deliver all the mortgage documents to the issuer trustee following a document transfer event in accordance with the corresponding series supplement and does not deliver to the issuer trustee the outstanding documents within 20 Business Days of receipt of a notice from the issuer trustee specifying the outstanding documents;

     o    the servicer fails to adjust the rates on the mortgage interest saver accounts or fails to maintain the required threshold rate on the housing loans following termination of a basis swap and that failure is not remedied within 20 Business Days of its occurrence; or

     o    the servicer breaches its other obligations under a transaction document in relation to that series and that breach has or will have an Adverse Effect in relation to that series as reasonably determined by the issuer trustee and:

          o    the breach is not remedied within 20 Business Days after receipt of notice from the trustee or manager requiring its remedy; and

          o    the servicer has not paid satisfactory compensation to the issuer trustee.

     The servicer will, within two Business Days after the servicer becomes aware of any Servicer Default, give notice of such Servicer Default to the issuer trustee, the manager, the note trustee and the rating agencies. The manager will give notice or cause notice to be given of the Servicer Default to the noteholders.

     The servicer indemnifies the issuer trustee in respect of all costs, damages, losses and expenses incurred by the issuer trustee as a result of any
Servicer Default (including, without limitation, legal costs charged at the usual commercial rate of the relevant legal services provider and the costs of the transfer of the servicing functions to the new servicer) but excluding any costs, damages, losses and expenses which the servicer is not liable or responsible for under the series supplement relating to that series.

     The servicer may voluntarily retire as the servicer of the housing loans relating to a series if it gives the issuer trustee 3 months' notice in writing or such lesser period as the servicer and the issuer trustee agree. Upon retirement the servicer may appoint in writing any other corporation approved by the issuer trustee, acting reasonably. If the servicer does not propose a replacement by one month prior to its proposed retirement, the issuer trustee may appoint a replacement.

     Pending the appointment of a new servicer, the issuer trustee will act as servicer and will be entitled to the servicer's fee.

                                       68

     The appointment of a new servicer in relation to a series is subject to:

     o    the new servicer executing a deed under which it covenants to act as servicer in accordance with the series supplement for that series and all other transaction documents relating to the trust for that series to which the servicer is a party; and

     o    confirmation from the corresponding rating agencies that the appointment will not cause a reduction, qualification or withdrawal in the credit ratings of the notes or any redraw bonds of that series

     Upon any retirement or termination of the servicer or appointment of a new servicer the issuer trustee will give or cause to be given notice of that retirement, termination or appointment to the manager, the note trustee, the noteholders and the rating agencies.

     The servicer and the manager agree to provide their full co-operation with the transfer of the servicing functions to a new servicer. The servicer and manager must, subject to Australian privacy legislation and the servicer's duty of confidentiality to its customers under general law or otherwise, provide the new servicer with copies of all paper and electronic files, information and other materials as the issuer trustee or the new servicer may reasonably request within 90 days of the removal of the servicer.

     The servicer's duties and obligations under a series supplement relating to a series continue until the date of the servicer's retirement or removal as servicer under that series supplement.

CUSTODY OF THE HOUSING LOAN DOCUMENTS

DOCUMENT CUSTODY

     The servicer will act as custodian in relation to all documents relating to the housing loans, an originator's securities and, where applicable, the certificates of title to property subject to those securities, until a transfer of the housing loan documents to the issuer trustee for a series as described below.

     The principal terms of the servicer's appointment as custodian will be as follows.

RESPONSIBILITIES AS CUSTODIAN

     The servicer's duties and responsibilities as custodian will include:

     o    holding the housing loan documents in accordance with its standard safe keeping practices and in the same manner and to the same extent as it holds its own documents;

     o    marking and segregating the security packages containing the housing loan documents in a manner to enable easy identification by the issuer trustee when the issuer trustee is at the premises where the housing loan documents are located with a letter provided by that originator explaining how those security packages are marked or segregated;

     o    maintaining reports on movements of the housing loan documents;

     o    providing to the issuer trustee prior to the closing date for a series and quarterly thereafter a file, as provided by each originator, containing certain information in relation to the storage

                                       69

          of the housing loan documents and the borrower, mortgaged property and housing loan account number in relation to each housing loan; and

     o    curing any deficiencies noted by the auditor in a document custody audit report for that series.

AUDIT

     The servicer will be audited by the auditor of each trust on an annual basis in relation to its compliance with its obligations as custodian of the housing loan documents for that trust and will be instructed to provide a document custody audit report. The document custody audit report will grade the servicer from "A" (good) to "D" (adverse). If the servicer receives an adverse document custody audit report in relation to that trust, the issuer trustee must instruct the auditor to conduct a further document custody audit report.

TRANSFER OF HOUSING LOAN DOCUMENTS

     If:

     o    an adverse document custody audit report for a trust is provided by the auditor and a further report, conducted no earlier than one month nor later than two months after the first report, is also an adverse report for that trust; or

     o    the issuer trustee replaces Commonwealth Bank as the servicer for that trust when entitled to do so,

the servicer, upon notice from the issuer trustee, will transfer custody of the housing loan documents for that trust to the issuer trustee. This obligation will be satisfied if the servicer delivers the housing loan documents in relation to 90% by number of the housing loans within 5 Business Days of that notice and the balance within 10 Business Days of that notice.

     If the servicer does not transfer custody of the housing loan documents as outlined above and the trustee is not satisfied that the servicer has used its best endeavors to do so, the trustee must within a reasonable period:

     o    execute and lodge caveats in respect of all land or mortgages for which all housing loan documents in respect of the trust have not been delivered; and

     o    initiate legal proceedings to take possession of the housing loan documents that have not been delivered.

     In addition, if:

     o    the issuer trustee declares that a Perfection of Title Event has occurred in relation to a trust other than a Servicer Default referred to in the next bullet point; or

     o    the issuer trustee considers in good faith that a Servicer Default has occurred in relation to a trust as a result of a breach of certain of the servicer's obligations which has or will have an Adverse Effect in relation to that trust which is not remedied within the required period, and the issuer trustee serves a notice on the servicer identifying the reasons why it believes that has occurred,

                                       70

the servicer will, immediately following notice from the issuer trustee, transfer custody of the mortgage documents relating to that trust to the issuer trustee. The issuer trustee may commence legal proceedings to obtain possession of the mortgage documents relating to that trust.

     The servicer, as custodian, will not be required to deliver housing loan documents that are deposited with a solicitor, acting on behalf of the servicer, a land titles office, a stamp duty office or a governmental agency or lost but will provide a list of these to the issuer trustee and deliver them upon receipt or take steps to replace them, as applicable.

INDEMNITY

     The servicer as custodian will indemnify the issuer trustee against all loss, costs, damages, charges and expenses incurred by the issuer trustee:

     o    As a result of the servicer as custodian failing to transfer custody of the mortgage documents after the issuance of the further adverse audit report referred to above.

     o    In connection with the issuer trustee taking the action to lodge caveats and taking legal proceedings to take possession of the mortgage loan documents that have not been delivered.

     o    In connection with the issuer trustee taking legal proceedings to take possession of the mortgage loan documents following the failure of the servicer as custodian to deliver the mortgage loan documents as required after a perfection of title event.

REAPPOINTMENT OF SERVICER AS CUSTODIAN

     The issuer trustee may, following a transfer of the housing loan documents of a trust, reappoint the servicer as custodian of those housing loan documents provided that the corresponding rating agencies confirm that this will not cause a reduction, qualification or withdrawal in the credit rating of any note or redraw bond of that trust.

CLEAN-UP AND EXTINGUISHMENT

     Commonwealth Bank, for itself and on behalf of any other originator specified in the prospectus supplement for a series, will have certain rights to extinguish the issuer trustee's interest in the housing loans for a series and the related securities, mortgage insurance policies and other rights, or to otherwise regain the benefit of the housing loans and the related securities, mortgage insurance policies and other rights, if:

     o    the date on which the total principal outstanding on the housing loans of the series is less than 10% of the total principal outstanding on those housing loans on the cut-off date for that series has occurred or is expected to occur on or before the next payment date; or

     o    both of the following events occur:

          o    the issuer trustee will be entitled to redeem the notes and any redraw bonds of the series because of the imposition of a
               withholding or other tax; and

          o    Commonwealth Bank has previously notified the manager that the
               Australian Prudential Regulation Authority will permit it to exercise on behalf of itself and any other originator specified in the prospectus supplement its rights to extinguish the issuer trustee's interest

                                       71

               in the housing loans of the series notwithstanding that the total principal outstanding on the housing loans of the series is greater than 10% of the total principal outstanding on those housing loans on the cut-off date for that series.

     Commonwealth Bank may only exercise those rights by paying to the issuer trustee for the relevant series on a payment date specified in the relevant prospectus supplement the amount determined by the manager to be the aggregate of the Fair Market Value as at the last day of the immediately preceding accrual period of the housing loans for that series. If any notes or redraw bonds of a series are outstanding Commonwealth Bank will not be able to exercise those rights unless the amount to be paid by Commonwealth Bank to the issuer trustee will be sufficient to redeem those notes and redraw bonds. In addition,
Commonwealth Bank may not exercise those rights where the issuer trustee's right to redeem the notes and any redraw bonds of a series arises from the imposition of a tax or duty applicable only to the offered notes and the holders of 75% of the aggregate Invested Amount of the offered notes have elected that they do not require the issuer trustee to redeem the offered notes.

     The prospectus supplement for a series may specify additional or different provisions for that series in relation to the extinguishment of the issuer trustee's interest in the housing loans of that series.

CHANGES TO THE TRANSACTION DOCUMENTS

     Subject to the provisions described above in relation to amendments to the master trust deed, the offered notes, any note trust deed, any series supplement or any security trust deed, the issuer trustee and the manager may agree to amend any transaction document of a series, and may enter into new transaction documents for a series, after the relevant offered notes have been issued and without the consent of the holders of the offered notes in that series, provided that each rating agency for that series has advised the manager that this will not result in a reduction, qualification or withdrawal of the ratings given to the notes of that series by that rating agency.

                      PREPAYMENT AND YIELD CONSIDERATIONS

     The following discussions of prepayment and yield considerations is intended to be general in nature and reference is made to the discussion in each prospectus supplement for a series regarding prepayment and yield considerations particular to that series.

GENERAL

     The rate of principal payments and aggregate amount of payments on the notes and the yield to maturity of the notes will relate to the rate and timing of payments of principal on the housing loans. The rate of principal payments on the housing loans will in turn be affected by the amortization schedules of the housing loans and by the rate of principal prepayments, including for this purpose prepayments resulting from refinancing, liquidations of the housing loans due to defaults, casualties, condemnations and repurchases by an originator. Subject to the payment of any applicable fees and break costs, in the case of fixed rate loans, the housing loans may be prepaid by the mortgagors at any time.

PREPAYMENTS

     Prepayments, liquidations and purchases of the housing loans, including the optional purchase of the remaining housing loans in connection with the termination of a trust, will result in early payments of principal amounts on the notes.

                                       72

     Since the rate of payment of principal of the housing loans cannot be predicted and will depend on future events and a variety of factors, we cannot assure you as to the rate of payment or the rate of principal prepayments. The extent to which the yield to maturity of any note may vary from the anticipated yield will depend upon the following factors:

     o    the degree to which a note is purchased at a discount or premium; and

     o    the degree to which the timing of payments on the note is sensitive to prepayments, liquidations and purchases of the housing loans.

     A wide variety of factors, including economic, demographic, geographic, legal, tax, social and other factors may affect the trust's prepayment experience with respect to the housing loans. For example, under Australian law, unlike the law of the United States, interest on loans used to purchase a principal place of residence is not ordinarily deductible for taxation purposes.

     There is no assurance that the prepayment of the housing loans included in the related trust will conform to any level of any prepayment standard or model specified in the prospectus supplement.

WEIGHTED AVERAGE LIVES

     The weighted average life of a note refers to the average amount of time that will elapse from the date of issuance of the note to the date the amount in respect of principal repayable under the note is reduced to zero.

     Usually greater than anticipated principal prepayments will increase the yield on notes purchased at a discount and will decrease the yield on notes purchased at a premium. The effect on yield due to principal prepayments occurring at a rate that is faster or slower than the rate anticipated will not be entirely offset by a subsequent similar reduction or increase, as applicable, in the rate of principal payments. The amount and timing of delinquencies and defaults on the housing loans and the recoveries, if any, on defaulted housing loans and foreclosed properties will also affect the weighted average life of the notes.

                                  THE SERVICER

     The following description of the servicing, collection and enforcement procedures and processes of the servicer apply in respect of housing loans originated by each originator and is intended to be general in nature. The prospectus supplement for a series may specify different or additional servicing procedures in respect of that series for the servicer. Reference is therefore made to the discussion in each prospectus supplement for a series regarding the servicing, collection and enforcement procedures and processes of the servicer particular to that series.

GENERAL

     Commonwealth Bank will be appointed as the initial servicer of the housing loans with a power to delegate to related companies within the Commonwealth Bank group. For a description of Commonwealth Bank's servicing experience see "The
Issuer Trustee, Commonwealth Bank and the Manager--Sponsor, Originator and
Servicer-Commonwealth Bank of Australia". The day to day servicing of the housing loans will be performed by the servicer at Commonwealth Bank's loan processing centers, presently located in Sydney, Melbourne, Brisbane, Perth and
Adelaide, and at the retail branches and telephone banking and marketing centers of Commonwealth Bank and a Homepath contact center operated by Commonwealth
Bank. Servicing procedures undertaken by loan processing

                                       73

centers include partial loan security discharges, loan security substitutions, consents for subsequent mortgages and arrears management. Customer enquiries will be dealt with by the retail branches and telephone banking and marketing centers. For a further description of the duties of the servicer, see
"Description of the Transaction Documents--Servicing of the Housing Loans".

COLLECTION AND ENFORCEMENT PROCEDURES

     Pursuant to the terms of the housing loans, borrowers must make the minimum repayment due under the terms and conditions of the housing loans, on or before each monthly installment due date. A borrower may elect to make his or her repayments weekly or fortnightly so long as the equivalent of the minimum monthly repayment is received on or before the monthly installment due date.
Borrowers often select repayment dates to coincide with receipt of their salary or other income. Scheduled loan repayments in respect of housing loans for each series may be made by payment to a retail branch by cash or check or by direct debit to a nominated bank account or direct credit from the borrower's salary by their employer. The scheduled loan repayments on Homepath loans are only made by way of direct debits to a nominated bank account. Payments in addition to scheduled payments can also be made via electronic funds transfer.

     A housing loan is subject to action in relation to arrears of payment whenever the monthly repayment is not paid by the monthly installment due date.
However, under the terms of the housing loans, borrowers may prepay amounts which are additional to their required monthly repayments to build up a "credit buffer," being the difference between the total amount paid by them and the total of the monthly repayments required to be made by them. If a borrower subsequently fails to make some or all of a required monthly repayment, the servicing system will apply the amount not paid against the credit buffer until the total amount of missed payments exceeds the credit buffer. The housing loan will be considered to be arrears only in relation to that excess. See
"Commonwealth Bank Residential Loan Program--Commonwealth Bank's Product
Types--Repayment Holidays" in this prospectus.

     Commonwealth Bank's automated collections system identifies all housing loan accounts which are in arrears and produces lists of those housing loans.
The collection system allocates overdue loans to designated collection officers within Commonwealth Bank who take action in relation to the arrears.

     Actions taken by Commonwealth Bank in relation to delinquent accounts will vary depending on a number of elements, including the following and, if applicable, with the input of a mortgage insurer:

     o    arrears history;

     o    equity in the property; and

     o    arrangements made with the borrower to meet overdue payments.

     If satisfactory arrangements cannot be made to rectify a delinquent housing loan, legal notices are issued and recovery action is initiated by Commonwealth
Bank in the name of the mortgagee. This includes, if the mortgagee obtains possession of the mortgaged property, ensuring that the mortgaged property supporting the housing loan still has adequate general home owner's insurance and that the upkeep of the mortgaged property is maintained. Recovery action is arranged by experienced collections staff in conjunction with internal or external legal advisers. A number of sources of recovery are pursued including the following:

     o    voluntary sale by the mortgagor;

                                       74

     o    guarantees;

     o    government assistance schemes;

     o    mortgagee sale;

     o    claims on mortgage insurance; and

     o    action against the mortgagor/borrower personally.

     It should be noted that Commonwealth Bank reports all actions that it takes on overdue housing loans to the relevant mortgage insurer where required in accordance with the terms of the mortgage insurance policies.

COLLECTION AND ENFORCEMENT PROCESS

     When a housing loan is more than 7 days delinquent, a letter is issued to the borrower to seek full and immediate clearance of all arrears. In the absence of successful contact, a phone call is made to the borrower. If the housing loans have a direct debit payment arrangement, a sweep of the nominated account is made to rectify the arrears.

     When a housing loan reaches 60 days delinquent, a default notice is sent advising the borrower that if the matter is not rectified within a period of 30 days, Commonwealth Bank is entitled to commence enforcement proceedings in the name of the mortgagee without further notice. Normally a further notice will be issued to a borrower on an account which is 90 days delinquent advising the borrower that failure to comply within 30 days will result in Commonwealth Bank exercising the mortgagee's power of sale in the name of the mortgagee. At 120 days delinquent, a letter of demand and notice to vacate is issued to the borrower, followed by a statement of claim at 150 days delinquent.

     Service of a statement of claim is the initiating process in the relevant
Supreme Court. Once a borrower is served with a statement of claim, the borrower is given, depending on the jurisdiction, from 14 up to 40 days to file a notice of appearance and defense and, failing this, Commonwealth Bank in the name of the mortgagee will apply to the court to have judgment entered in the mortgagee's favor. Commonwealth Bank will then apply in the name of the mortgagee for a writ of possession whereby the sheriff will set an eviction date. Appraisals and valuations are ordered and a reserve price is set for sale by way of public auction, tender or private treaty. These time frames assume that the borrower has either taken no action or has not honored any commitments made in relation to the delinquency to the satisfaction of Commonwealth Bank and the mortgage insurers.

     It should also be noted that Commonwealth Bank's ability to exercise the mortgagee's power of sale in the mortgagee's name is dependent upon the statutory restrictions of the relevant state or territory as to notice requirements. In addition, there may be factors outside the control of
Commonwealth Bank such as whether the mortgagor contests the sale and the market conditions at the time of sale. These issues may affect the length of time between the decision of Commonwealth Bank to exercise the mortgagee's power of sale on the mortgagee's behalf and final completion of the sale.

                                USE OF PROCEEDS

     The issuer trustee will apply all or substantially all of the net proceeds from the sale of offered notes of each series, after exchange under any applicable currency swap, for one or more of the following purposes as specified in the relevant prospectus supplement:

                                       75

     o    to purchase the assets of the trust;

     o    to repay indebtedness which has been incurred to obtain funds to acquire the assets of the trust;

     o    to establish any reserve funds described in the prospectus supplement;
          and

     o    to pay costs of structuring and issuing the notes, including the costs of obtaining any credit enhancement.

     If so specified in the prospectus supplement, the purchase of the assets of the trust for a series may be effected by an exchange of notes with the originator of such assets of the trust.

                       LEGAL ASPECTS OF THE HOUSING LOANS

     The following discussion is a summary of the material legal aspects of
Australian retail housing loans and mortgages and represent the opinions of
Clayton Utz, legal counsel for Commonwealth Bank. It is not an exhaustive analysis of the relevant law. Some of the legal aspects are governed by the law of the applicable State or Territory. Laws may differ between States and
Territories. The summary does not reflect the laws of any particular jurisdiction or cover all relevant laws of all jurisdictions in which a mortgaged property may be situated, although it reflects the material aspects of the laws of New South Wales, Australia (except where it expressly provides otherwise), without referring to any specific legislation of that State. It is suggested that purchasers of the offered notes should consult their own legal advisers for advice on the legal aspects of Australian retail housing loans and mortgages.

     The prospectus supplement for a series will provide analysis on any additional legal aspects of Australian retail housing loans and mortgages which are considered material for that series or updates to the legal analysis in this section as a result of changes in law or in the interpretation of that law.

GENERAL

     There are two parties to a mortgage. The first party is the mortgagor, who is either the borrower or, where the relevant loan is guaranteed and the guarantee is secured by a mortgage, the guarantor. The mortgagor grants the mortgage over its property. The second party is the mortgagee, who is the lender. Each housing loan will be secured by a mortgage which has a first ranking priority in respect of the mortgaged property over all other mortgages granted by the relevant borrower or guarantor and over all unsecured creditors of the borrower or guarantor, except in respect of certain statutory rights such as some rates and taxes, which are granted statutory priority. Each borrower under the housing loans is prohibited under its loan documents from creating another mortgage or other security interest over the relevant mortgaged property without the consent of the originator of that housing loan.

NATURE OF HOUSING LOANS AS SECURITY

     There are a number of different forms of title to land in Australia. The most common form of title in Australia is "Torrens title."

     "Torrens title" land is freehold or leasehold title, interests in which are created by registration in one or more central land registries of the relevant
State or Territory. Each parcel of land is represented by a specific certificate of title. The original certificate is retained by the registry, and in most
States a duplicate certificate is issued to the owner. Pro forma instruments are used to register most dealings with the relevant land.

                                       76

     Torrens title system differs from that in the United States in that it is a statutory based system of indefeasible title by registration with a central land registry. This means that conclusive evidence of a proprietor's title to the land can be ascertained from examination of the register, and upon registration a proprietor's interest is not dependant on his predecessor's title. As a result it is not necessary to investigate the previous chain of title for the property, or obtain title insurance to guarantee valid title. Additionally, under the
Torrens title system, transfer of title occurs by way of registration, rather than being effected by a deed.

     Ordinarily the relevant certificate of title, or any registered plan referred to in it, will reveal the position and dimensions of the land, the present owner, and any mortgages, registered easements and other dealings to which it is subject. In some jurisdictions, leases of more than three years are required to be registered. Otherwise, leases are generally not registered. The certificate is conclusive evidence, except in limited circumstances, such as fraud, of the matters stated in it.

     Some Torrens title property securing housing loans and thus comprised in the mortgaged property, will be "strata title," "stratum title" or "residential
Crown leasehold."

STRATA TITLE AND STRATUM TITLE

     "Strata title" and "stratum title" were developed to enable the creation of, and dealings with, apartment units which are similar to condominiums in the
United States, and are governed by the legislation of the State or Territory in which the property is situated. Under both strata title and stratum title, each proprietor has title to, and may freely dispose of, their apartment unit.
Certain parts of the property, such as the land on which the building is erected, the stairwells, entrance lobbies and the like, are known as "common property" and are held by an "owners corporation" or a "service company" for the benefit of the individual proprietors. All proprietors are members of the owners corporation or service company, which is vested with the control, management and administration of the common property and the strata scheme generally, for the benefit of the proprietors.

     Only Torrens title land can be the subject of strata or stratum title in this way, and so the provisions referred to in this section in relation to
Torrens title apply to the title in an apartment unit held by a strata or stratum proprietor.

RESIDENTIAL CROWN LEASEHOLD

     All land in the Australian Capital Territory is owned by the Commonwealth of Australia and is subject to a leasehold system of land title known as Crown leasehold. Mortgaged residential property in that jurisdiction comprises a Crown lease and developments on the land are subject to the terms of that lease. Any such lease:

     o    cannot have a term exceeding 99 years, although the term can be extended in effect under a straightforward administrative process, whereby the existing lease is surrendered and a new lease is granted for a term not exceeding 99 years, unless the Commonwealth or
          Australian Capital Territory Government considers that the land is required for a public purpose; and

     o    is subject to a nominal rent of 5 cents per annum on demand.

     As with other Torrens title land, the mortgagor's leasehold interest in the land is entered in a central register and, subject to some exceptions, the mortgagor may deal with its residential leasehold interest, including granting a mortgage over the property, without consent from the government.

                                       77

     In all cases where mortgaged property consists of a leasehold interest, the unexpired term of the lease exceeds the term of the housing loan secured by that mortgaged property.

     Leasehold property may become subject to native title claims. Native title has only quite recently been recognized by Australian courts. Native title to particular property is based on the traditional laws and customs of indigenous
Australians and is not necessarily extinguished by grants of Crown leases over that property. The extent to which native title exists over property, including property subject to a Crown lease, depends on how that property was previously used by the indigenous claimants asserting native title, and whether the native title has been extinguished by the granting of the leasehold interest. If the lease confers the right of exclusive possession over the property, which is typically the case with residential leases, the current view is that native title over the relevant property would be extinguished. Whether a lease confers exclusive possession will depend on a construction of the lease and the legislation under which the lease was granted.

TAKING SECURITY OVER LAND

     The law relating to the granting of security over real property is made complex by the fact that each State and Territory has separate governing legislation. The following is a brief overview of some issues involved in taking security over land.

     Under Torrens title, registration of a mortgage using the prescribed form executed by the mortgagor is required in order for the mortgagee to obtain both the remedies of a mortgagee granted by statute and the relevant priorities against other secured creditors. To this extent, the mortgagee is said to have a legal or registered interest in the property. However, unlike the position in the United States, the grant of the mortgage does not transfer title in the property, and the mortgagor remains as legal owner. Rather, once registered in the Torrens Title system, the Torrens mortgage operates as a statutory charge.
The mortgagee does not obtain an estate in the property but does have an interest in the land which is marked on the register and the certificate of title for the property. A search of the register by any subsequent creditor or proposed creditor will reveal the existence of any prior registered mortgage.

     In most States and Territories, a mortgagee will retain a duplicate certificate of title which mirrors the original certificate of title held at the relevant land registry office. Although the certificate is not a document of title as such, the procedure for replacement is sufficiently onerous to act as a deterrent against most mortgagor fraud. Failure to retain the certificate may in certain circumstances constitute negligent conduct resulting in a postponement of the mortgagee's priority to a later secured creditor.

     In Queensland, under the Land Title Act 1994, duplicate certificates of title are no longer issued to mortgagees as a matter of practice. A record of the title is stored on computer at the land registry office and the mortgage is registered on that computerized title.

     Once the mortgagor has repaid his or her debt, a discharge executed by the mortgagee is lodged with the relevant registrar by the mortgagor or the mortgagee and the mortgage is noted as having been released.

EACH ORIGINATOR AS MORTGAGEE

     Commonwealth Bank, or any other originator specified in the prospectus supplement for a series, as applicable, is, and until a Perfection of Title
Event in relation to that series occurs, intends to remain the registered mortgagee of all the mortgages originated by it. The borrowers will not be aware of the equitable assignment of the housing loans and mortgages to the issuer trustee.

                                       78

     Prior to any Perfection of Title Event in relation to a series,
Commonwealth Bank, as servicer, will undertake any necessary enforcement action with respect to defaulted housing loans and mortgages relating to that series.
Following a Perfection of Title Event in relation to a series, the issuer trustee will be entitled, under an irrevocable power of attorney granted to it by each originator, to be registered as mortgagee of the applicable mortgages.
Until that registration is achieved, the issuer trustee or the manager will be entitled to lodge caveats on the register publicly to notify its interest in the applicable mortgages (and must do so if it has not commenced to take all necessary steps to perfect its legal title within 30 Business Days of its declaration that a Perfection of Title Event has occurred).

ENFORCEMENT OF REGISTERED MORTGAGES

     Subject to the discussion in this section, if a borrower defaults under a housing loan, the loan documents provide that all moneys under the housing loan may be declared immediately due and payable. In Australia, a lender may sue to recover all outstanding principal, interest and fees under the personal covenant of a borrower contained in the loan documents to repay those amounts. In addition, the lender may enforce a registered mortgage in relation to the defaulted loan. Enforcement may occur in a number of ways, including the following:

     o    The mortgagee may enter into possession of the property. If it does so, it does so in its own right and not as agent of the mortgagor, and so may be personally liable for mismanagement of the property and to third parties as occupier of the property.

     o    The mortgagee may, in limited circumstances, lease the property to third parties.

     o    The mortgagee may foreclose on the property. The expression
          "foreclosure" has a very different meaning from that used in the
          United States. Under foreclosure procedures, the mortgagee extinguishes the mortgagor's title to the property so that the mortgagee becomes the absolute owner of the property, a remedy that is, because of procedural constraints, almost never used. If the mortgagee forecloses on the property, it loses the right to sue the borrower under the personal covenant to repay and can look only to the value of the property for satisfaction of the debt.

     o    The mortgagee may appoint a receiver to deal with income from the property or exercise other rights delegated to the receiver by the mortgagee. A receiver is the agent of the mortgagor and so, unlike when the mortgagee enters into possession of the property, in theory the mortgagee is not liable for the receiver's acts nor is the mortgagee liable as occupier of the property. In practice, however, the receiver will require indemnities from the mortgagee that appoints
          it.

     o    The mortgagee may sell the property, subject to various duties to ensure that the mortgagee exercises the power of sale properly. In some jurisdictions in Australia this equates with a duty of care to act reasonably (as in the United Kingdom), while in others the standard is lower, being a requirement only to act in good faith and not sacrifice the mortgagor's interests. Where the mortgagor however is a company, the Australian Corporations Act 2001 imposes a separate duty of care to obtain the market value or the best price otherwise reasonably obtainable for the property. This standard is effectively the same as the duty of care standard referred to above. The power of sale is usually expressly contained in the mortgage documents, and is also implied in registered mortgages under the relevant Torrens title legislation. The Torrens title legislation prescribes certain forms and periods of notice to be given to the mortgagor prior to enforcement. A sale under a mortgage may be by public auction, tender or private treaty. No specific method of sale is set down by law. Once

                                       79

          registered, the purchaser of property sold pursuant to a mortgagee's power of sale becomes the absolute owner of the property. Provided that the mortgagee has not exchanged contracts for the sale of the mortgaged property (or otherwise irrevocably bound itself to sell to a third party), the borrower may always redeem the mortgage by tendering to the mortgagee all monies due under it.

     A mortgagee's ability to call in all amounts under a housing loan or enforce a mortgage which is subject to the Australian Consumer Credit Code is limited by various demand and notice procedures which must be followed. For example, as a general rule enforcement cannot occur unless the relevant default is not remedied within 30 days after a default notice is given. Borrowers may also be entitled to initiate negotiations with the mortgagee for a postponement of enforcement proceedings.

PENALTIES AND PROHIBITED FEES

     Australian courts will not enforce an obligation of a borrower to pay default interest on delinquent payments if the court determines that the relevant default interest rate is a penalty. A default interest rate will not be a penalty if the amount payable on default is a genuine pre-estimate of the loss that the lender will suffer as a result of the default. In addition, if the rate is too high, the Australian Consumer Credit Code may entitle the borrower to have the loan agreement re-opened on the ground that it is unjust. Under the
Australian Corporations Act 2001, where a company is being wound up, a loan is voidable if it is an unfair loan. A loan will only be unfair if the interest or charges on the loan were extortionate when the loan was made or have become extortionate because of a variation.

     The Australian Consumer Credit Code requires that certain fees or charges to be levied by the lender must be provided for in the contract, otherwise they cannot be levied. The Australian Consumer Credit Code and the regulations under the Australian Consumer Credit Code may also from time to time prohibit certain fees and charges. There are none currently so prohibited. The Australian
Consumer Credit Code also requires that establishment fees, early termination fees and prepayment fees must not be unconscionable otherwise a Court may reduce or set them aside and make ancillary or consequential orders.

BANKRUPTCY AND INSOLVENCY

     The insolvency of a natural person is governed by the provisions of the
Bankruptcy Act 1966 of Australia, which is a federal statute. Generally, secured creditors of a natural person, such as mortgagees under real property mortgages, stand outside the bankruptcy. That is, the property of the bankrupt which is available for payment by the trustee in bankruptcy does not include the secured property. The secured creditor may, if it wishes, prove, or file a claim, in the bankruptcy proceeding as an unsecured creditor in a number of circumstances, including if it has realized the related mortgaged property and its debt has not been fully repaid, in which case it can prove for the unpaid balance. Certain dispositions of property by a bankrupt may be avoided by the trustee in bankruptcy. These include where:

     o    the disposition was made to defraud creditors;

     o    the disposition was made by a debtor within varying a prescribed periods and that disposition had the effect of giving a creditor a preference, priority or advantage over other creditors or was made to a recipient who gave no consideration or considerations being less than the value of the asset disposed of.

     The insolvency of a company is governed by the Australian Corporations Act
2001. Again, secured creditors generally stand outside the insolvency. However, a liquidator may avoid a housing loan

                                       80

or a mortgage which is voidable under the Australian Corporations Act 2001 because it is an uncommercial transaction, or an unfair preference to a creditor and that transaction occurs:

     o    when the company is insolvent, or an act is done, or an omission is made, to give effect to the transaction when the company is insolvent, or the company becomes insolvent because of, or because of matters including, the entering into of the transaction or the doing of an act, or the making of an omission, to give effect to the transaction;
          and

     o    within a prescribed period prior to the commencement of the winding up of the company.

     A liquidator may also avoid a housing loan if it is an unfair loan being a loan in relation to which an extortionate interest rate or charges are levied.
The appointment of an administrator to a company will give rise to a statutory moratorium which delays enforcement of a mortgage given by a company unless it is over all or substantially all of its assets.

ENVIRONMENTAL

     Real property in Australia is subject to a range of environmental laws, which deal with issues such as planning regulation and land contamination. Most environmental laws in Australia are State-based, and laws may therefore vary among the various Australian States and Territories. Federal laws provide additional regulation in respect of some environmental issues.

     Planning laws in Australia regulate the way in which land is used and developed and generally rely on planning policies to identify appropriate land uses and impose restrictions on certain types of development. Those policies and laws may require planning approvals to be obtained for the relevant permissible use or development in order to be a lawful use. If land is used or developed in a manner which is not permissible or if an appropriate planning approval has not been obtained, it is possible for the unlawful use or development to be restrained. Proceedings to restrain the unlawful use or development of land will generally be taken by the relevant consent authority but in some States legislation permits these proceedings to be brought by any person without the need to establish standing.

     Most Australian jurisdictions have, or are proposing to introduce, legislation which addresses the management of and responsibility for contamination of land. Initial responsibility is usually (but not always) cast on the person whose activities are likely to have caused the contamination.
However, in some circumstances, other classes of persons such as an owner or occupier of land may bear some responsibility at law for contamination of that land. These other classes of persons may include lenders or security holders, but generally only where they take possession or control of the land (for example, to enforce a security).

     Land which becomes regulated as a result of contamination may become listed on a public register maintained by the relevant public authority which register will disclose the declarations and orders made in relation to the land, and provide details of the contamination. Land which is contaminated may also become unsuitable for particular (sensitive) land uses. A consent authority will generally need to be satisfied before it can grant a planning approval that the land is suitable for the proposed use. In relation to contaminated land, the consent authority may require independent certification of the completion of remedial works before it can grant planning approval for particular land uses.
This may result in conditions attaching to the planning approval requiring the maintenance of remedial action or the monitoring of contamination on land.

     Regulatory authorities usually have power to require persons whom they hold responsible for contaminated land to investigate the contamination and/or clean up the contamination. Alternatively, a

                                       81

regulatory authority may carry out investigation or clean up work itself and recover the cost of doing so from other persons held responsible for the contamination. Many jurisdictions provide for the recovery of costs of investigation and/or clean up as between persons who may be held responsible for the contamination. In addition, some jurisdictions provide for the creation of security interests over land to protect claims for contribution to these costs.
This may give rise to issues of priority of security interests. The security interests may have priority over pre-existing mortgages. To the extent that the issuer trustee or a receiver appointed on its behalf incurs any such liabilities, it will be entitled to be indemnified out of the assets of the trust.

INSOLVENCY CONSIDERATIONS

     The structure of the Medallion program is intended to mitigate insolvency risk. For example, the equitable assignment of the housing loans by an originator to the issuer trustee should ensure that the housing loans are not assets available to the liquidator or creditors of the originator in the event of the insolvency of that originator. Upon the insolvency of an originator, the housing loans which that originator has assigned in equity to the issuer trustee will not be considered to be the assets of that originator upon its winding up.

     Similarly, the assets in a trust will not be available to other creditors of the issuer trustee in its personal capacity or as trustee of any other trust in the event of the insolvency of the issuer trustee.

     The trust for any series is not a separate legal entity that can sue or be sued. Any dealings with a trust are in fact dealings with the issuer trustee in relation to that trust. The solvency of the trust is therefore determined by reference to the ability of the issuer trustee to pay its debts when they fall due in relation to that trust. If the issuer trustee becomes insolvent, the master trust deed provides that no noteholder or beneficiary may seek to have the issuer trustee wound up. However, the insolvency of the issuer trustee will give rise to enforcement rights under the charge granted in favor of the security trustee under the security trust deed. All moneys received by the security trustee or the receiver following enforcement of the charge (including the sale proceeds of any trust assets) will be applied to meet the obligations owed by the issuer trustee in the order set out in the security trust deed. This process is controlled by a third party, namely the security trustee and the receiver which it appoints.

DEDUCTIBILITY OF INTEREST ON AUSTRALIAN HOUSING LOANS

     Under Australian tax laws, interest on loans used to purchase a person's primary place of residence is not ordinarily deductible for taxation purposes.
Conversely, interest payments on loans and other non-capital expenditures relating to non-owner occupied properties that generate taxable income are generally allowable as tax deductions.

AUSTRALIAN CONSUMER CREDIT CODE

     Some or all of the housing loans and related mortgages and guarantees are regulated by the Australian Consumer Credit Code. Under that legislation, a borrower, guarantor or mortgagor may have a right to apply to a court to make orders in relation to the following, among other things:

     o    in the case of a borrower, vary the terms of a housing loan on the grounds of hardship;

     o    vary the terms of a housing loan and related mortgage or guarantee or a change to such documents, that are unjust, and reopen the transaction that gave rise to the housing loan and any related mortgage or guarantee or change;

                                       82

     o    in the case of a borrower or guarantor, reduce or cancel any interest rate payable on the housing loan arising from a change to that rate which is unconscionable;

     o    have certain provisions of the housing loan or a related mortgage, guarantee which are in breach of the legislation declared void or unenforceable;

     o    obtain restitution or compensation from the credit provider in relation to any breaches of the Australian Consumer Credit Code in relation to the housing loan or a related mortgage or guarantee; or

     o    seek various remedies for other breaches of the Australian Consumer
          Credit Code.

     Any such order may affect the timing or amount of interest, fees or charges or principal payments under the relevant housing loan (which might in turn affect the timing or amount of interest or principal payments under the offered notes).

     Breaches of the Australian Consumer Credit Code may also lead to civil penalties or criminal fines being imposed on the originator, for so long as it holds legal title to the housing loans and the mortgages. If the issuer trustee acquires legal title, it will then become primarily responsible for compliance with the Australian Consumer Credit Code. The amount of any civil penalty payable by an originator may be set off against any amount payable by the borrower under the housing loans.

     Breaches of consumer protection laws could result in a borrower paying less principal under his or her housing loan as a consequence of either changes in that borrower's housing loan terms or the borrower setting off amounts it owes under housing loans against penalties payable to it by an originator in respect of the same housing loan. This may result in a delay or decrease in the amount of payments to investors.

     In addition, if the issuer trustee obtains legal title to the housing loans, the issuer trustee will be subject to the penalties and compensation provisions of the applicable consumer protection laws instead of Commonwealth
Bank or Homepath. To the extent that the issuer trustee is unable to recover any such liabilities under limited indemnities from Commonwealth Bank, as an originator and servicer, and Homepath as an originator, in respect of such liabilities, the assets of the trust will be used to indemnify the Trustee prior to payments to investors. This may delay or decrease the amount of collections available to make payments to investors.

     The issuer trustee will be indemnified out of the assets of the relevant trust for liabilities it incurs under the Australian Consumer Credit Code. Where the issuer trustee is held liable for breaches of the Australian Consumer Credit
Code, the issuer trustee must seek relief initially under any indemnities provided to it by the manager, the servicer or an originator before exercising its rights to recover against any assets of the trust.

     Commonwealth Bank will give certain representations and warranties that the mortgages relating to the housing loans complied in all material respects with all applicable laws when those mortgages were entered into. In addition, the servicer has undertaken to comply with the Australian Consumer Credit Code in carrying out its obligations under the transaction documents. In certain circumstances the issuer trustee may have the right to claim damages from
Commonwealth Bank (as originator or servicer) where the issuer trustee suffers loss in connection with a breach of the Australian Consumer Credit Code which is caused by a breach of a relevant representation or undertaking.

                                       83

PRIVACY

     The collection and handling of personal information (including credit reports) about individuals (including debtors, mortgagors and guarantors) is regulated by the Australian Privacy Act. The Act contains, amongst other things, restrictions on the use and disclosure of information. In most cases, if the collection and handling of credit information or reports does not comply with the Act, the contravening party can be guilty of an offence punishable by a fine. In addition, a person may complain to the Privacy Commissioner, who can investigate the complaint and make a determination that can include a declaration that the complainant is entitled to loss and damage suffered by reason of the act or practice the subject of the complaint. The determination may be enforced by the Federal Court. The Federal Court may also grant injunctions restraining conduct or requiring a person to do any act or thing on the application of the Privacy Commissioner or any other person. The Privacy
Commissioner has other powers including to investigate certain acts and conduct audits.

ANTI MONEY LAUNDERING AND COUNTER TERRORISM FINANCING

     The Anti-Money Laundering and Counter-Terrorism Financing Act (the "AML/CTF
ACT") received Royal Assent and certain parts of the Act came into effect on 12
December 2006. The AML/CTF Act will have a staggered commencement with the provisions commencing at various times during the period from Royal Assent to 24 months after Royal Assent. The AML/CTF Act brings about a number of significant changes to Australia's anti-money laundering and counter-terrorism financing regulation.

     Under the AML/CTF Act, if an entity has not met certain of its obligations under the AML/CTF Act, that entity will be prohibited from providing a designated service which includes:

     o    opening or providing certain accounts, allowing any transaction in relation to such an account or receiving instructions to transfer money in and out of such an account;

     o    making loans to a borrower or allowing a transaction to occur in respect of that loan in certain circumstances;

     o    providing a custodial or depository service;

     o    issuing or selling a security in certain circumstances; and

     o    exchanging one currency for another in certain circumstances.

     These obligations will include undertaking customer due diligence before a designated service is provided. Generally until these obligations have been met an entity will be prohibited from providing funds or services to a party or making any payments on behalf of a party. The obligations also include, but are not limited to, conducting on-going customer due diligence and reporting of suspicious and other transactions.

                    UNITED STATES FEDERAL INCOME TAX MATTERS

OVERVIEW

     The following is a summary of the material United States federal income tax consequences of the purchase, ownership and disposition of the US Dollar offered notes by investors who are United States persons (as defined in Section
7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "CODE"). This summary is based upon current provisions of the Code, proposed, temporary and final

                                       84

Treasury regulations under the Code, and published rulings and court decisions, all of which are subject to change, possibly retroactively, or to a different interpretation at a later date by a court or by the IRS. The parts of this summary which relate to matters of law or legal conclusions represent the opinion of Mayer, Brown, Rowe & Maw LLP, special United States federal tax counsel for the manager, and are as qualified in this summary. We have not sought and will not seek any rulings from the IRS about any of the United States federal income tax consequences we discuss, and we cannot assure you that the
IRS will not take contrary positions.

     Mayer, Brown, Rowe & Maw LLP has prepared or reviewed the statements under the heading "United States Federal Income Tax Matters" and is of the opinion that these statements discuss all material United States federal income tax consequences to investors generally of the purchase, ownership and disposition of the US Dollar offered notes. However, the following discussion does not discuss and Mayer, Brown, Rowe & Maw LLP is unable to opine as to the unique tax consequences of the purchase, ownership and disposition of the US Dollar offered notes by investors that are given special treatment under the United States federal income tax laws, including:

     o    banks and thrifts;

     o    insurance companies;

     o    regulated investment companies;

     o    dealers in securities;

     o    investors that will hold the notes as a position in a "straddle" for tax purposes or as a part of a "synthetic security," "hedging,"
          "conversion transaction" or other integrated investment comprised of the notes and one or more other investments;

     o    investors who are not "United States persons" (as defined in Section
          7701(a)(30) of the Code);

     o    trusts and estates; and

     o    pass-through entities, the equity holders of which are any of the foregoing.

     Additionally, the discussion regarding the US Dollar offered notes is limited to the United States income tax consequences to the initial investors and not to a purchaser in a secondary market and is limited to investors who will hold the US Dollar offered notes as "capital assets" within the meaning of
Section 1221 of the Code.

     It is suggested that prospective investors consult their own tax advisors about the United States federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the US Dollar offered notes, including the advisability of making any election discussed under
"Market Discount" or "Premium".

     The issuer trustee will be reimbursed for any United States federal income taxes imposed on it in its capacity as trustee of the trust out of the assets of the trust. Based on the representation of the manager that the trust does not and will not have an office in the United States, and that the trust is not conducting, and will not conduct any activities in the United States, other than in connection with its issuance of the US Dollar offered notes, in the opinion of Mayer, Brown, Rowe & Maw LLP, neither the trust nor the issuer trustee will be subject to United States federal income tax.

                                       85

     We will agree, and if you purchase US Dollar offered notes or a beneficial interest therein, you will agree by your purchase of the notes or a beneficial interest therein, to treat the US Dollar offered notes as debt for United States
Federal, State and local income and franchise tax purposes. In the opinion of
Mayer, Brown, Rowe & Maw LLP, for United States Federal income tax purposes, the
US Dollar offered notes will be characterized as debt of the issuer trustee.
Each noteholder or beneficial owner, by the acceptance of an offered note or beneficial interest therein, will agree to treat the US Dollar offered notes as indebtedness for Federal income tax purposes.

     The prospectus supplement for a series will specify any additional material
United States Federal income tax consequences for that series.

ORIGINAL ISSUE DISCOUNT, INDEXED SECURITIES, ETC.

     The discussion below assumes that all payments on the US Dollar offered notes are denominated in U.S. Dollars, and that the offered notes are not indexed securities or strip notes. Additionally, the discussion assumes that the interest formula for the US Dollar offered notes meets the requirements for
"qualified stated interest" under Treasury regulations, called the "OID
Regulations," relating to original issue discount, or "OID." This discussion assumes that any original issue discount on the US Dollar offered notes is a de minimis amount, within the meaning of the OID Regulations. Under the OID
Regulations, the offered notes will have original issue discount to the extent the sum of all payments on the US Dollar offered notes other than qualified stated interest exceeds their issue price. Further, if the US Dollar offered notes have any original issue discount, it will be de minimis if it is less than
1/4% of the sum of all payments on the US Dollar offered notes other than qualified stated interest principal amount of the offered notes multiplied by the number of full years included in their term.

INTEREST INCOME ON THE US DOLLAR OFFERED NOTES

     Based on the above assumptions, except as discussed below, the US Dollar offered notes will not be considered issued with original issue discount. If you buy US Dollar offered notes, you will be required to report as ordinary interest income the stated interest on the notes when received or accrued in accordance with your regular method of tax accounting for United States federal income tax purposes. Such interest income will be considered foreign source income. Under the OID Regulations, if you hold a note issued with a de minimis amount of original issue discount, you must include this original issue discount in income, on a pro rata basis, as stated principal payments are made on the note.
De minimis OID includible in income in accordance with the preceding sentence is treated as gain reorganized in retirement of the note. If you purchase a note for more or less than its principal amount, you will generally be subject, respectively, to the premium amortization or market discount rules of the Code, discussed below.

SALE OF NOTES

     Mayer, Brown, Rowe & Maw LLP, is of the opinion that if you sell an US
Dollar offered note, you will recognize gain or loss equal to the difference between the amount realized on the sale (other than amounts attributable to accrued and unpaid interest which will be taxable as such), and your adjusted tax basis in the US Dollar offered note. Your adjusted tax basis in a note will generally equal your cost for the US Dollar offered note, decreased by any amortized premium and any payments other than qualified stated interest made on the US Dollar offered note and increased by any market discount or original issue discount previously included in income. Any gain or loss will generally be a capital gain or loss, other than amounts representing accrued interest or market discount (which will be taxable as such), and will be long-term capital gain or loss if the US Dollar offered note was held as a capital asset for more than one year. In the case of an individual taxpayer, the maximum long-term capital gains tax rate is lower than

                                       86

the maximum ordinary income tax rate. Any capital losses realized may be deducted by a corporate taxpayer only to the extent of capital gains and by an individual taxpayer only to the extent of capital gains plus $3,000 of other
U.S. income.

MARKET DISCOUNT

     In the opinion of Mayer, Brown, Rowe & Maw LLP, you will be considered to have acquired a US Dollar offered note at a "market discount" to the extent the sum of all remaining payments on the US Dollar offered note other than qualified stated interest exceeds your tax basis in the note, unless the excess does not exceed a prescribed de minimis amount. If the excess exceeds the de minimis amount, you will be subject to the market discount rules of Sections 1276 and
1278 of the Code with regard to the note.

     In the case of a sale, exchange or other disposition of a US Dollar offered note subject to the market discount rules, Section 1276 of the Code requires that gain, if any, from the sale, exchange or disposition be treated as ordinary income to the extent the gain represents market discount accrued during the period the note was held by you, reduced by the amount of accrued market discount previously included in income.

     In the case of a partial principal payment of a US Dollar offered note subject to the market discount rules, Section 1276 of the Code requires that the payment be included in ordinary income to the extent the payment does not exceed the market discount accrued during the period the note was held by you, reduced by the amount of accrued market discount previously included in income.

     Generally, market discount accrues under a straight line method, or, at the election of the taxpayer, on a constant yield to maturity basis. However, in the case of bonds with principal payable in two or more installments, such as the US
Dollar offered notes, the manner in which market discount is to be accrued will be described in Treasury regulations not yet issued. Until these Treasury regulations are issued, you should follow the explanatory conference committee
Report to the Tax Reform Act of 1986 for your accrual of market discount. This conference committee Report indicates that holders of these obligations may elect to accrue market discount either on the basis of a constant interest rate or as follows:

     o    for those obligations that have original issue discount, market discount shall be deemed to accrue in proportion to the accrual of original issue discount for any accrual period; and

     o    for those obligations which do not have original issue discount, the amount of market discount that is deemed to accrue is the amount of market discount that bears the same ratio to the total amount of remaining market discount that the amount of stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the obligation at the beginning of the accrual period.

     Under Section 1277 of the Code, if you incur or continue debt that is used to purchase or to own a US Dollar offered note subject to the market discount rules, and the interest paid or accrued on this debt in any taxable year exceeds the interest and original issue discount currently includible in income on the note, deduction of this excess interest must be deferred to the extent of the market discount allocable to the taxable year. The deferred portion of any interest expense will generally be deductible when the market discount is included in income upon the sale, repayment, or other disposition of the indebtedness.

     Section 1278 of the Code allows a taxpayer to make an election to include market discount in gross income currently. If an election is made, the previously described rules of Sections 1276 and 1277 of the Code will not apply to the taxpayer.

                                       87

     Due to the complexity of the market discount rules, we suggest that you consult your own tax advisors as to the applicability and operation of these rules.

PREMIUM

     In the opinion of Mayer, Brown, Rowe & Maw LLP, you will generally be considered to have acquired a US Dollar offered note with "amortizable bond premium" if you purchase a US Dollar offered note for an amount which is greater than the sum of all amounts payable on the note after the purchase date other than payments of qualified stated interest. In that event, if you hold a US
Dollar offered note as a capital asset, you may amortize the premium as an offset to interest income under Section 171 of the Code, with corresponding reductions in your tax basis in the note if you have made an election under
Section 171 of the Code. Generally, any amortization is on a constant yield basis. However, in the case of bonds with principal payable in two or more installments, like the US Dollar offered notes, the previously discussed conference report, which indicates a Congressional intent that amortization be in accordance with the rules that will apply to the accrual of market discount on these obligations, should be followed for the amortization of such premium.
Any election to amortize bond premium applies to all taxable debt instruments acquired on or after the first day of the first taxable year to which that election applies and may only be revoked with the consent of the Internal
Revenue Service ("IRS"). We suggest that you consult your tax advisor as to the applicability and operation of the rules regarding amortization of premium.

BACKUP WITHHOLDING

     Mayer, Brown, Rowe & Maw LLP is of the opinion that backup withholding will be imposed on payments to you on original issue discount accrued, if any, on the
US Dollar offered notes if, upon issuance, you fail to supply the manager or its broker with a certified statement, under penalties of perjury, containing your name, address, correct taxpayer identification number, and a statement that you are not required to pay backup withholding. The backup withholding rate is currently 28%. For payments made after 2010, the backup withholding rate will be increased to 31%. Exempt investors, such as corporations, tax-exempt organizations, qualified pension and profit sharing trusts, individual retirement accounts or non-resident aliens who provide certification of their status as non-resident are not subject to backup withholding. Information returns will be sent annually to the IRS by the manager and to you stating the amount of interest paid, original issue discount accrued, if any, and the amount of tax withheld from payments on the US Dollar offered notes. Any amounts so withheld will be allowed as a credit against the holder's United States federal income tax liability provided the required information is timely furnished to the IRS. We suggest that you consult your tax advisors about your eligibility for, and the procedure for obtaining, exemption from backup withholding.

NON-U.S. DOLLAR DENOMINATED NOTES

     The United States federal income tax consequences for investors who are subject to United States federal income taxation and who hold notes denominated in a currency other than US dollars may vary from those described above. The prospectus supplement for a series denominated in a currency other than US dollars will specify the material United States federal income tax consequences with respect to such investors.

                             AUSTRALIAN TAX MATTERS

     The following statements with respect to Australian taxation are the material tax consequences to the holders of offered notes of purchasing, holding or disposing of the offered notes and are based on factual advice received by the manager and represent the opinions of Clayton Utz, Australian Tax

                                       88

Counsel for Commonwealth Bank and the Manager. It is suggested that purchasers of offered notes should consult their own tax advisers concerning the consequences, in their particular circumstances under Australian tax laws and the laws of any other taxing jurisdiction, of the ownership of or any dealing in the offered notes.

     The prospectus supplement for a series will specify any additional material consequences with respect to Australian income tax or any changes to the following analysis as a result of changes in Australian tax laws or in the interpretation of those laws.

AUSTRALIAN WITHHOLDING TAX

     Interest payments under the offered notes should be respected as interest for Australian tax purposes.

PAYMENT OF INTEREST

     Under existing Australian tax law, non-resident holders of offered notes or interests in any global offered note, other than persons holding such securities or interest as part of a business carried on, at or through a permanent establishment in Australia, are not subject to Australian income tax on payments of interest or amounts in the nature of interest where the exemption for interest withholding tax discussed below applies. If the exemption is not available, interest withholding tax will be levied at a rate of 10% on interest, or amounts in the nature of interest, paid on the offered notes.

     Australian residents who hold such securities or interests as part of a business carried on, at or through a permanent establishment in a country outside Australia are also subject to interest withholding tax.

EXEMPTION FROM AUSTRALIAN WITHHOLDING TAX

     Pursuant to section 128F of the Income Tax Assessment Act 1936 of the
Commonwealth of Australia, an exemption from Australian interest withholding tax applies to interest paid in respect of "debentures" such as the Notes or "debt interests" (but note the discussion in respect of proposed amendments to the interest withholding exemption under "Taxation Reform Proposals" below), provided all prescribed conditions are met. Where the section 128F exemption applies, the income ceases to be subject to Australian income tax.

     These conditions in section 128F include the following:

     o    the issuer trustee is a company which is tax resident in Australia or is a non-resident of Australia carrying on a business in Australia at or through a permanent establishment. For section 128F purposes, the term company includes a company acting as a trustee of an Australian trust estate, provided that all the beneficiaries are companies, and it is a resident of Australia when it issues the offered notes and when interest, as defined in section 128A(1AB) of the Income Tax
          Assessment Act 1936, is paid; and

     o    the offered notes, or a global offered note or interests in such a global offered note, were issued in a manner which satisfied the public offer test as prescribed under section 128F of the Income Tax
          Assessment Act 1936.

                                       89

PUBLIC OFFER TEST

     The issuer trustee intends to issue the offered notes and interests in any global offered note in a way that is expected to satisfy the public offer test and otherwise meet the requirements of section 128F of the Income Tax Assessment
Act 1936 including by listing the offered notes.

     The public offer test for offered notes will not be satisfied if the issuer trustee knew or had reasonable grounds to suspect that the offered notes were being or would later be acquired directly or indirectly by an Offshore Associate
(as defined below) of the issuer trustee, other than in the capacity of a dealer, manager or underwriter in relation to the placement of an offered note, or a clearing house, custodian, funds manager or responsible entity of a registered scheme.

     The exemption from Australian withholding tax will also not apply to interest paid by the issuer trustee to an Offshore Associate of the issuer trustee if, at the time of the payment, the issuer trustee knows, or has reasonable grounds to suspect, that such person is an Offshore Associate and the
Offshore Associate does not receive the payment in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered scheme.

     An OFFSHORE ASSOCIATE means an associate (as defined in section 128F(9) of the Income Tax Assessment Act 1936) of the issuer trustee, that is either:

     o    a non-resident of Australia that does not acquire the offered notes or an interest in the offered notes in carrying on a business in
          Australia at or through a permanent establishment of the associate in
          Australia; or

     o    a resident of Australia that acquires the offered notes or an interest in the offered notes in carrying on a business in a country outside
          Australia at or through a permanent establishment of the associate in that country.

     Accordingly, the offered notes should not be acquired by any Offshore
Associate of the issuer trustee (which may include associates of Commonwealth
Bank and the other beneficiaries of the trust, if any, from time to time) except in the circumstances listed above. However, the public offer test will not be failed if the offered notes are acquired by associates of the issuer trustee who are not Offshore Associates. The prospectus supplement for a series will describe the procedures that are in place to ensure that the requirements in relation to the non-acquisition by Offshore Associates are met in relation to the offered notes.

QUOTATION OF AUSTRALIAN BUSINESS NUMBERS OR TAX FILE NUMBERS

     If a holder of an offered note is an Australian resident or a non-resident that holds the offered notes at or through a permanent establishment in
Australia, withholding for tax of 46.5% must be deducted, unless that holder of an offered note supplies the issuer trustee with its Australian Business Number or Tax File Number or proof of an appropriate exemption to quote such numbers.
An Australian resident that holds an offered note may also be subject to
Australian income tax in respect of interest derived from the notes.

TAX TREATY BETWEEN AUSTRALIA AND THE UNITED STATES

     If, for any reason, the interest paid by the issuer trustee is not exempt from interest withholding tax, the treaty titled "Convention for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on
Income" between the United States and Australia or a similar treaty

                                       90

between Australia and another country apart from the United States may apply.
The treaty between the United States and Australia provides that interest which has its source in Australia, and to which a United States resident, as defined in the treaty and who is entitled to the benefit of the treaty, is beneficially entitled, may be taxed in Australia, but that any tax charged shall not exceed
10% of the gross amount of interest. However, this provision will not apply where the indebtedness giving rise to the interest entitlement is effectively connected with:

     o    the United States resident's permanent establishment, at or through which it carries on business in Australia; or

     o    the United States resident's fixed base, situated in Australia, from which it performs independent personal services.

     The treaty between the United States and Australia has been amended by the
Protocol entered into on September 27, 2001, which has effect in Australia, in relation to interest derived by United States residents, on or after July 1,
2003. The effect of the Protocol is that withholding tax may not be charged in respect of interest arising in Australia on or after July 1, 2003 if the United
States resident that is beneficially entitled to the interest is a financial institution as defined or a United States government entity as described below and in either case is entitled to the benefit of the treaty pursuant to Article
11 of the treaty as amended by the Protocol.

     In the case of a financial institution, as defined in Article 11(3)(b) of the treaty as amended by the Protocol, that is a United States resident, no tax may be charged on the interest provided the financial institution is unrelated to and dealing wholly independently with the payer and the interest is not paid as part of an arrangement involving back-to-back loans or similar arrangements.
Certain additional limitations apply.

     A United States government entity covers the United States, a political or administrative sub-division or local authority thereof, any other body exercising governmental functions in the United States, or a bank performing central banking functions in the United States.

NON-RESIDENT WITHHOLDING TAX REGIME

     The Australian withholding tax regime imposes certain obligations to withhold an amount in respect of, amongst other things, certain payments and non-cash benefits made to foreign residents on or after 1 July 2003. The non-resident withholding provisions will apply to "payments" as prescribed by the regulations.

     Regulations introduced to date (covering casino, gaming, junket arrangements, entertainment and sports activities and construction contracts)
will not affect the trust. This is consistent with the non-resident withholding provisions which provide that the regulations will not apply to interest and other payments which are already subject to the current withholding tax rules.

     Regulations which prescribe payments to which withholding applies can only be made where the Minister is satisfied that the payment could reasonably be related to assessable income of foreign residents. Accordingly, it is not expected that the regulations would apply to repayments of principal under the offered notes as such amounts will generally not be reasonably related to assessable income of foreign residents.

                                       91

AUSTRALIAN TAXATION OF PROFIT ON SALE

     Under existing Australian law, non-resident holders of notes will not be subject to Australian income tax on profits derived from the sale or disposal of the offered notes provided that:

     o    the profits do not have an Australian source; or

     o    the offered notes are not held, and the sale and disposal of the offered notes does not occur, as part of a business carried on, at or through a permanent establishment in Australia.

     The source of any profit on the disposal of the offered notes will depend on the factual circumstances of the actual disposal. Where the offered notes are acquired and disposed of pursuant to contractual arrangements entered into and concluded outside Australia, and the originator and the purchaser are non-residents of Australia and do not have a business carried on, at or through a permanent establishment in Australia, the profit would not be expected to have an Australian source.

     Where the offered notes are held, and the sale and disposal occurs, as part of a business carried on by the non-resident holder at or through a permanent establishment in Australia, the profits derived from the sale or disposal may be deemed to have an Australian source. Such deeming will depend upon the country in which the non-resident holder is located and any applicable double tax treaty between Australia and that country.

     However, a portion of the sale price of offered notes will be treated as interest for withholding tax purposes when:

     o    Offered notes are sold by a non-resident holder for any amount in excess of their issue price prior to maturity to a purchaser who is either a resident and who does not acquire the offered notes in the course of carrying on business in a country outside Australia at or through a permanent establishment in that country or a non-resident that acquires the offered notes in the course of carrying on a business in Australia at or through a permanent establishment in
          Australia where the issue of the offered notes did not satisfy the public offer test; or

     o    Offered notes are sold by a non-resident holder to an Australian resident or to a non-resident in connection with a business carried on, at or through a permanent establishment in Australia by the non-resident in connection with a "washing arrangement" as defined in section 128A(1AB) of the Income Tax Assessment Act 1936 in circumstances where the exemption conditions in section 128F of the
          Income Tax Assessment Act 1936 are not met.

AUSTRALIAN INCOME TAX

TAX NEUTRALITY

     Each trust will be structured in a manner so that, based on the opinion of
Clayton Utz, Australian tax law and the rulings and approach of the Australian
Commissioner of Taxation, and subject to certain assumptions regarding the operation of the trusts, neither the trusts nor the issuer trustee, in its capacity as trustee of the trusts (as an unconsolidated entity), will be liable for any Australian income tax.

CONSOLIDATION

     In general terms, a consolidated or consolidatable group for income tax purposes consists of a head company and all companies or trusts that are wholly-owned Australian subsidiaries of the head

                                       92

company. If 100% of the units in a trust are owned by the Commonwealth Bank group, that trust may be consolidated as part of that group.

     The consolidation measures contain specific rules dealing with the allocation of the liability of group members in respect of the tax-related liabilities of the group.

     The Class A Capital Unit in each trust will be held by CU Securitisation
Services Pty Limited. CU Securitisation Services Pty Limited is an entity which is unrelated to the Commonwealth Bank group and accordingly no trust should be a consolidatable entity with respect to the consolidated Commonwealth Bank group.

THIN CAPITALIZATION

     In general terms, the Australian thin capitalization rules could apply to the trusts to deny a deduction for those trusts for some of their interest expenses if the relevant requirements are met.

     However, the Australian thin capitalization measures have no application to bona fide securitization vehicles (referred to in the legislation as SPECIAL
PURPOSE ENTITIES).

     The trusts would fall within the exemption for special purpose entities, provided that each trust is an "insolvency remote special purpose entity". The present structure is designed to achieve such "insolvency remote special purpose entity" status. In this regard, the thin capitalization measures should not apply to the trusts.

     If, notwithstanding the above, the thin capitalization measures were to apply to the trusts in a manner that denied interest deductions that would otherwise have been allowable, there would be increased tax net income. However, the tax neutrality of the trusts would be preserved as the Income Unitholder would be presently entitled to such income.

MUTUAL ASSISTANCE IN THE COLLECTION OF DEBTS

     Previously, the Commissioner of Taxation had very limited authority to collect a tax debt from a foreign country debtor on behalf of the country in which the tax debt arose. Consistent with Article 27 of the OECD Model Tax
Convention on Income and on Capital, recent Protocols (including the New Zealand
Protocol) allow for mutual assistance in the collection of debts.

     To ensure that Australia can meet its obligations to provide such assistance, the International Tax Agreements Amendment Act (No 1) 2006, which contains amendments to the Taxation Administration Act and the Income Tax
Assessment Act 1997, received Royal Assent on 14 September 2006. The amendments enable the Commissioner of Taxation to collect a taxation debt on behalf of a foreign taxation authority if formally requested to do so, or to take conservancy measures to ensure the collection of that debt. Conservancy is concerned with preventing a taxpaying entity from dissipating their assets when they have a tax related liability. The provisions also treat Australian tax debts collected and remitted to Australia by a foreign tax authority as tax debts collected in Australia. As a result of the new provisions, in certain circumstances, any foreign tax liabilities of a non-resident holder of the notes the subject of the measures may be collected by Australia on behalf of another country.

                                       93

TAX REFORM PROPOSALS

     The Australian Federal Government is undertaking a program of reform of business taxation. In addition to many measures that have been enacted, there remain some outstanding areas where the Federal Government has indicated that changes are being considered or may be introduced.

TAXATION OF FINANCIAL ARRANGEMENTS

     Revised exposure Draft legislation was introduced as part of the final stages of the taxation of financial arrangements reform measures on 3 January
2007. The revised exposure draft legislation introduces tax-timing rules for the treatment of gains and losses from "financial arrangements", which are defined as rights and obligations to receive or provide something of economic value in the future. There are five tax-timing methods - accruals, realisation, fair value, retranslation and hedging. Gains are assessable and losses are deductible
(i.e. on revenue account) under these proposed rules. If the exposure draft legislation is enacted in its current form, these reform measures could affect the calculation of the net income of the trust for tax purposes due to the broad definition of "financial arrangements".

     The new taxation of financial arrangements rules are currently only in revised exposure draft form and may change when the formal bill implementing the new arrangements is introduced into Parliament. The new arrangements are also intended to be prospective in nature. That is, the rules will apply only to financial arrangements entered into on or after 1 July 2008, unless a taxpayer elects to apply the new rules to their financial arrangements from an earlier date.

PROPOSED AMENDMENTS TO THE INTEREST WITHHOLDING TAX EXEMPTION

     Taxation Laws Amendment (2006 Measures No. 7) Bill 2006, containing proposed amendments limiting the availability of the section 128F interest withholding tax exemption, was introduced into the House of Representatives on 7
December 2006.

     The proposed amendments specify that non-debenture debt interests will be eligible for the interest withholding tax exemption only if:

     o    the non-debenture debt interest is a non-equity share eg a redeemable preference share or a redeemable interest in a limited partnership that is characterised as debt under the debt-equity rules; or

     o    the non-debenture debt interest is eligible for exemption by regulation.

     The proposed amendments also include a regulation-making power that may be used to prevent certain debentures from qualifying for the exemption. The
Explanatory Memorandum to the Bill states that this will be used where the particular outcome is not supported by the overall policy intent for these provisions and indicates that it is not intended that regulations will be made to upset the long held and accepted market views as to what constitutes a debenture.

     If passed in their current form, the amendments limiting eligible debt interests to non-debenture debt interests that are non-equity shares will apply to debt interests issued on or after 7 December 2006. The amendments establishing regulation-making powers will have effect from the date of Royal
Assent.

     The Notes to be issued by the Trustee are debentures under the current law and do not need to rely on satisfying the debt test to qualify for the exemption. It is unlikely that the regulation-making power to prevent certain debentures from qualifying for the exemption will be exercised in a manner

                                       94

which would impact on the Notes to be issued. Discussions with Treasury officers have indicated that the regulation making power will only be used to the extent that specific abuses emerge which are seen as problematic on a case by case basis.

AUSTRALIAN GOODS AND SERVICES TAX

     A goods and services tax is payable by all entities that make "taxable supplies". The GST law adopts a broad meaning of "entity", including within that term legal constructs such as partnerships and trusts. Therefore, for goods and services tax purposes, the trust will be treated as a separate entity, making supplies and acquisitions. A reference to the issuer trustee in this part is a reference to the issuer trustee in its capacity as trustee of the trust.

     A supply of goods, services or any other thing could be a taxable supply where, amongst other things, the supply is connected with Australia and is made in the course of an enterprise by an entity who is registered or required to be registered for goods and services tax in Australia.

     If an entity, such as the trust, makes a taxable supply, it will have to pay goods and services tax equal to 1/11th of the total consideration provided in connection with that supply. However, if the supply by the trust is:

     o    "GST-free", the trust does not have to remit goods and services tax on the supply and can obtain input tax credits for goods and services taxes included in the consideration provided by the trust for acquisitions to the extent they relate to the making of this supply;
          or

     o    "input taxed", which includes "financial supplies", as defined by regulation 40-5.09 of the A New Tax System (Goods and Services Tax)
          Regulations 1999, the trust does not have to remit goods and services tax on the supply, but may not be able to claim input tax credits for goods and services tax included in the consideration provided for acquisitions to the extent they relate to the making of this supply, unless one of the relevant exceptions applies, such as acquisitions that are eligible for reduced input tax credits.

     On the basis of the current goods and services tax legislation and regulations, in the opinion of Clayton Utz, the issue of the offered notes and the payment of interest or principal on the offered notes to you will not involve taxable supplies.

     It is expected that the trust, would mainly make input taxed "financial supplies". As such, the trust may be restricted in its ability to claim input tax credits for acquisitions that relate to the making of these supplies.
However, to the extent that the trust makes supplies (e.g. issues notes) to non-residents of Australia that are not in Australia, the trust may also make goods and services tax-free supplies. If the trust makes goods and services tax-free supplies, this could increase the trust's ability to claim input tax credits where these supplies would otherwise have been made to Australian residents and input taxed.

     Most of the services that the trust would acquire are expected to be taxable supplies for goods and services tax purposes. Where this is the case, it will generally be the service provider who is liable to pay goods and services tax in respect of that supply, although in certain circumstances, the trust may become liable to remit goods and services tax in respect of its acquisition of certain offshore services. Whether a service provider is able to recoup an additional amount from the trust on account of the service provider's goods and services tax liability will depend on the terms of the contract with that service provider Under the series supplement for a series, the issuer trustee's fee for that series will only be able to be increased by reference to the trust's goods and services tax liability, if any, if:

                                       95

     o    there is a significant change in the goods and services tax legislation (including a change in the rate of goods and services tax);

     o    the issuer trustee and the manager agree or, failing agreement, the issuer trustee's goods and services tax liability is determined by an expert; and

     o    each rating agency confirms in writing that the increase will not result in the reduction, qualification or withdrawal of the credit rating of any offered notes or redraw bonds.

     The manager and the servicer may agree to adjust the manager's fee and the servicer's fee provided that the adjustment will not result in the reduction, qualification or withdrawal of the credit rating of any offered notes or redraw bonds.

     If amounts payable by the trust are consideration for a taxable supply under the goods and services tax legislation, the trust may be restricted in its ability to claim an input tax credit for the goods and services tax included in the consideration.

     However, there are three important circumstances in which the trust may be entitled to input tax credits in relation to input taxed supplies.

     First, a "reduced input tax credit" may be claimed for "reduced credit acquisitions" that relate to the making of financial supplies by the trust.
Where available, the amount of the reduced input tax credit is currently 75% of the goods and services tax which is payable by the service provider on the taxable supplies made to the trust. The availability of input tax credits or reduced input tax credits will reduce the extent to which the expenses of the trust will increase on account of GST being payable by service providers.

     Secondly, an entity will not be precluded from claiming an input tax credit for an acquisition to the extent the acquisition relates to the making of financial supplies and the entity making the acquisition does not "exceed the financial acquisitions threshold".

     Thirdly, an entity could be entitled to input tax credits for acquisitions relating to a financial supply that consists of a borrowing, provided that the borrowing relates to supplies that are not input taxed.

     The goods and services tax may increase the cost of repairing or replacing damaged properties offered as security for housing loans. However, it is a condition of each originator's loan contract and mortgage documentation that the borrower must maintain full replacement value property insurance at all times during the loan term.

     The goods and services tax legislation, in certain circumstances, could treat the issuer trustee as making a taxable supply if it enforces a security by selling the mortgaged property and applying the proceeds of sale to satisfy the housing loan. In such a case, the issuer trustee would have to account for goods and services tax out of the sale proceeds, with the result that the remaining sale proceeds may be insufficient to cover the unpaid balance of the related loan. However, the general position is that a sale of residential property is an input taxed supply for goods and services tax purposes and so the enforced sale of property which secures the housing loans will generally not be treated as a taxable supply.

     As an exception, the issuer trustee may still have to account for goods and services tax out of the proceeds of sale recovered when a housing loan is enforced where the borrower carries on an enterprise

                                       96

which is registered for goods and services tax purposes, uses the mortgaged property as an asset of its enterprise and any of the following are relevant:

     o    the property can no longer be used as a residence; or

     o    the property is used as commercial residential premises such as a hostel or boarding house; or

     o    the borrower is the first vendor of the property--the borrower built the property and the property was not used for residential accommodation before December 2, 1998 and has not been used for leasing or similar activities or residential premises for at least 5 years since being built; or

     o    the borrower has undertaken substantial renovation of the property since December 2, 1998; or

     o    the property is not residential premises to be used predominantly for residential accommodation.

     Any reduction as a result of goods and services tax in the amount recovered by the issuer trustee when enforcing the housing loans could decrease the funds available to the trust to pay you to the extent not covered by the mortgage insurance policies. The extent to which the issuer trustee is able to recover an amount on account of the goods and services tax, if any, payable on the proceeds of sale in the circumstances described in this section, will depend on the terms of the related mortgage insurance policy.

OTHER AUSTRALIAN TAXES

     In the opinion of Clayton Utz, subject to the assumptions and qualifications contained in the formal Clayton Utz opinion on this subject, no stamp, issue, registration or similar taxes are payable in Australia in connection with the issue of the offered notes other than nominal duty payable in relation to the execution of certain transaction documents. Furthermore, a transfer of, or agreement to transfer, notes executed outside of Australia will not be subject to Australian stamp duty.

                 ENFORCEMENT OF FOREIGN JUDGMENTS IN AUSTRALIA

     Each of Securitisation Advisory Services Pty Limited and Perpetual Trustee
Company Limited is an Australian company registered with limited liability under the Australian Corporations Act 2001. Any final and conclusive judgment of any
New York State or United States Federal Court sitting in the Borough of
Manhattan in the City of New York having jurisdiction under New York law in respect of an obligation of either Securitisation Advisory Services Pty Limited or Perpetual Trustee Company Limited in respect of a note, which is for a fixed sum of money and which has not been stayed or satisfied in full, would be enforceable by action by the judgment creditor against either Securitisation
Advisory Services Pty Limited or Perpetual Trustee Company Limited, as
applicable, in the courts of the relevant Australian jurisdiction without a re-examination of the merits of the issues determined by the proceedings in the
New York State or United States Federal Court, as applicable, unless:

     o    the proceedings in the New York State or United States Federal Court,
          as applicable, involved a denial of the principles of natural justice;

     o    the judgment is contrary to the public policy of the relevant
          Australian jurisdiction;

                                       97

     o    judgment was obtained by fraud or duress or was based on a clear mistake of fact;

     o    the judgment is a penal or revenue judgment;

     o    there has been a prior judgment in another court between the same parties concerning the same issues as are dealt with in the judgment of the New York State or United States Federal Court, as applicable;
          or

     o    the judgment is one in respect of which the Australian Commonwealth
          Attorney-General has made a declaration or order under the Australian
          Foreign Proceedings (Excess of Jurisdiction) Act 1984.

     A judgment by a court may be given in some cases only in Australian dollars. Each of Securitisation Advisory Services Pty Limited and Perpetual
Trustee Company Limited expressly submits to the jurisdiction of any New York
State and United States Federal Courts sitting in the Borough of Manhattan in the City of New York for the purpose of any suit, action or proceeding arising out of this offering. Securitisation Advisory Services Pty Limited has appointed
Commonwealth Bank of Australia, 599 Lexington Avenue, New York, New York 10022,
as its agent upon whom process may be served in any such action. Perpetual
Trustee Company Limited has appointed CT Corporation, 111 Eighth Avenue, New
York, NY 10011, USA, as its agent upon whom process may be served in any such action.

     All of the directors and executive officers of Securitisation Advisory
Services Pty Limited, and certain experts named in this prospectus, reside outside the United States in the Commonwealth of Australia. Substantially all or
a substantial portion of the assets of all or many of such persons are located outside the United States. As a result, it may not be possible for holders of the offered notes to effect service of process within the United States upon such persons or to enforce against them judgments obtained in United States courts predicated upon the civil liability provisions of federal securities laws of the United States. Securitisation Advisory Services Pty Limited and Perpetual
Trustee Company Limited have been advised by Clayton Utz, that, based on the restrictions discussed in this section, there is doubt as to the enforceability in the Commonwealth of Australia, in original actions or in actions for enforcement of judgments of United States courts, of civil liabilities predicated upon the federal securities laws of the United States.

     The prospectus supplement for a series will specify any additional or different considerations in relation to the enforcement of foreign judgments in
Australia in relation to that series or any changes to the above analysis as a result of changes in Australian laws or in the interpretation of those laws.

                            PROCEEDINGS IN AUSTRALIA

     Generally, Australian courts will not entertain an action for the enforcement, directly or indirectly, of a penal, revenue or other public law of a foreign state. Accordingly, there is doubt as to the enforceability of the
Federal Securities Law of the United States by original action in the courts of the Commonwealth of Australia.

     A holder of the offered notes could commence proceedings against the issuer trustee in the Supreme Court of the Australian Capital Territory for moneys due but unpaid on the offered notes held by that holder by issuing process out of that Court and serving that process at the registered office in Australia of the issuer trustee.

                                       98

     In any such proceedings, the holder of the offered notes could claim in the currency of denomination of the offered notes held by that holder. There is
Australian common law precedent for judgments in a currency other than
Australian dollars.

     Procedurally, a foreign holder commencing any such court proceedings will be in the same position in respect of the conduct of those proceedings as would an Australian resident holder of offered notes commencing the same proceedings, except that the foreign holder should expect a claim by the issuer trustee for security for costs.

                       EXCHANGE CONTROLS AND LIMITATIONS

     The prospectus supplement for a series will specify any Australian foreign exchange controls and limitations that apply to payments by an Australian resident.

                              ERISA CONSIDERATIONS

     Subject to the considerations discussed in this section and in the prospectus supplement for a series, the offered notes are eligible for purchase by employee benefit plans.

     Section 406 of the Employee Retirement Income Security Act of 1974, as
amended, ERISA, and Section 4975 of the Code prohibit a pension, profit-sharing or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh plans and any entity deemed to hold the "plan assets" of the foregoing (each, a BENEFIT PLAN) from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons"
under the Code with respect to these Benefit Plans. A violation of these
"prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for these persons or the fiduciaries of the Benefit Plan. Title I of ERISA also imposes certain duties on fiduciaries of a Benefit Plan subject to ERISA including those of loyalty and prudence.

     Some transactions involving the purchase, holding or transfer of the offered notes might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan that purchased offered notes if assets of the trust were deemed to be assets of a Benefit Plan. Under a regulation issued by the United States Department of Labor, as modified by section 3(42) of ERISA, the assets of the trust would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit
Plan acquires an "equity interest" in the trust and none of the exceptions to plan assets contained in the regulation are applicable. An equity interest is defined under the regulation as an interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is no specific guidance in the regulation regarding whether a principal charge-off feature under the circumstances described herein would constitute a "substantial equity feature", the regulation does state that an instrument will not fail to be treated as indebtedness merely because it has certain equity features, such as additional variable interest or conversion rights, that are incidental to the instrument's primary fixed obligation. Although there can be no assurances in this regard, assuming the offered notes constitute debt for local law purposes, it appears, at the time of their issuance that the offered notes should not be treated as an equity interest for purposes of the regulation. The debt characterization of the offered notes for ERISA purposes could change after their issuance (i.e. they could be treated as equity) if the trust incurs losses or the rating of the offered notes changes. This risk of recharacterization is enhanced for notes that are subordinated to other classes of securities.

     However, without regard to whether the offered notes are treated as an equity interest for these purposes, the acquisition or holding of the offered notes by or on behalf of a Benefit Plan could be

                                       99

considered to give rise to a prohibited transaction if the corresponding trust, the issuer trustee, the servicer, the manager, the note trustee, the originator, the custodian, any holder of 50% or more of any equity interests in the trust, any of the swap providers, the underwriters or the security trustee is or becomes a party in interest or a disqualified person with respect to such
Benefit Plan. In such case, certain exemptions from the prohibited transaction rules could be applicable depending on the type and circumstances of the plan fiduciary making the decision to acquire a note. Included among these exemptions are:

     o    Prohibited Transaction Class Exemption 96-23, regarding transactions effected by "in-house asset managers";

     o    Prohibited Transaction Class Exemption 90-1, regarding investments by insurance company pooled separate accounts;

     o    Prohibited Transaction Class Exemption 95-60, regarding transactions effected by "insurance company general accounts";

     o    Prohibited Transaction Class Exemption 91-38, regarding investments by bank collective investment funds; and

     o    Prohibited Transaction Class Exemption 84-14, regarding transactions effected by "qualified professional asset managers."

     In addition to the class exemptions listed above, the Pension Protection
Act of 2006 provides a statutory exemption under Section 408(b)(17) of ERISA and
Section 4975(d)(20) of the Code for prohibited transactions between a Benefit
Plan and a person or entity that is a party in interest to such Benefit Plan solely by reason of providing services to the Benefit Plan (other than a party in interest that is a fiduciary, or its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the Benefit Plan involved in the transaction), provided that there is adequate consideration for the transaction.

     There can be no assurance that any of the exemptions referenced above, or any other exemption, will be available with respect to any transaction involving the offered notes. By your acquisition of an offered note, you shall be deemed to represent and warrant that either (x) you are not a Benefit Plan or any other plan that is subject to a law that is substantially similar to Title I of ERISA or Section 4975 of the Code or (y) your purchase and holding of the offered note will not result in a non-exempt prohibited transaction under Section 406 of
ERISA, Section 4975 of the Code or any substantially similar applicable law.

     Employee benefit plans that are governmental plans, as defined in Section
3(32) of ERISA, certain church plans, as defined in Section 3(33) of ERISA, and foreign plans are not subject to ERISA requirements, but may be subject to state or other laws that are substantially similar to ERISA or the Code.

     If you are a plan fiduciary considering the purchase of any of the offered notes, you should consult your tax and legal advisors regarding whether the assets of the trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

     The prospectus supplement for a series will specify any additional or different ERISA considerations for that series.

                                      100

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The SEC allows the manager, as depositor, to "incorporate by reference" the information filed with the SEC by the manager, as depositor, under Section
13(a), 13(c), 14 or 15(d) of the Exchange Act, that relates to any trust relating to the offered notes. This means that the manager, as depositor, can disclose important information to any investor by referring the investor to these documents. The information incorporated by reference is an important part of this prospectus, and information filed by the manager, as depositor, with the
SEC that relates to a trust will automatically update and supersede this information. Documents that may be incorporated by reference with respect to a particular series of offered notes include, as applicable, an insurer's financials, a certificate policy, mortgage pool policy, computational materials, collateral term sheets, certain material transaction documents and amendments thereto, other documents on Form 8-K and Section 13(a), 13(c), 14 or 15(d) of
Exchange Act as may be required in connection with the related trust.

     The manager, as depositor, will provide or cause to be provided without charge to each person to whom this prospectus and accompanying prospectus supplement is delivered in connection with the offering of one or more classes of the offered notes, upon written or oral request of that person, a copy of any or all reports incorporated in this prospectus by reference, in each case to the extent the reports relate to one or more of the classes of the related offered notes, other than the exhibits to those documents, unless the exhibits are specifically incorporated by reference in the documents. Requests should be directed in writing to: Securitisation Advisory Services Pty Limited, C/-
Commonwealth Bank of Australia, 599 Lexington Avenue, New York, NY 10022,
Attention: Executive Vice President, Head of North America Phone (212) 848 9241.

     The manager may provide static pool information, in response to Item 1105 of Regulation AB, through an internet web site, and if the manager decides to provide information through such means, the applicable prospectus supplement accompanying this prospectus will disclose the specific internet address where such information is posted.

                        LEGAL INVESTMENT CONSIDERATIONS

     The offered notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 under United
States Federal law, because the originator of the housing loans was not subject to United States state or federal regulatory authority. Accordingly, some U.S.
institutions with legal authority to invest in comparably rated securities based on such housing loans may not be legally authorized to invest in the offered notes. No representation is made as to whether the notes constitute legal investments under any applicable statute, law, rule, regulation or order for any entity whose investment activities are subject to investment laws and regulations or to review by any regulatory authorities. You are urged to consult with your counsel concerning the status of the offered notes as legal investments for you.

                             AVAILABLE INFORMATION

     The manager, as depositor and each issuing entity are subject to some of the information requirements of the Exchange Act, and, accordingly, each issuing entity will file reports thereunder with the SEC. The registration statement and the exhibits thereto, and reports and other information filed by the manager, as depositor and each issuing entity with the SEC pursuant to the Exchange Act can be read and copied at the SEC's Public Reference Room at 100 F Street, N.E.,
Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the
SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at

                                      101

http://www.sec.gov. For purposes of any electronic version of this prospectus, the preceding uniform resource locator, or URL, is an inactive textual reference only. Steps have been taken to ensure that this URL reference was inactive at the time the electronic version of this prospectus was created.

     Upon receipt of a request by an investor who has received an electronic prospectus supplement and prospectus from the underwriter or a request by the investor's representative within the period during which there is an obligation to deliver a prospectus supplement and prospectus, the underwriter will promptly deliver, or cause to be delivered, without charge, to the investor a paper copy of the prospectus supplement and prospectus.

     See "Description of the Offered Notes--Reports to Noteholders" in the
prospectus supplement.

                              RATINGS OF THE NOTES

     Any class of notes of a series offered by this prospectus and the corresponding prospectus supplement will be:

     o    rated by at least one nationally recognized statistical rating agency or organization that initially rates the series at the request of the issuer trustee; and

     o    identified in the prospectus supplement in one of the rating agency's four highest rating categories which are referred to as investment grade.

     The security ratings of the notes should be evaluated independently from similar ratings on other types of securities. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the rating agencies. The rating does not address the expected schedule of principal repayments other than to say that principal will be returned no later than the final maturity date.

     A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.
Each rating should be evaluated independently of similar ratings on different securities.

                              PLAN OF DISTRIBUTION

     The issuer trustee may sell the offered notes in any of three ways:

     o    through underwriters or dealers;

     o    directly to a limited number of purchasers or to a single purchaser;
          or

     o    through agents.

     The prospectus supplement for a series will set for the terms of the offering of that series of offered notes including:

     o    the name or names of any underwriters, dealers or agents;

     o    the purchase price of the offered notes and the proceeds to the issuer trustee from the sale;

     o    any underwriting discounts and other items constituting underwriters'
          compensation; and

                                      102

     o    any discounts and commissions allowed or paid to dealers.

     Any initial public offering prices and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     If so specified in the prospectus supplement for a series, the issuer trustee, the manager or any of their affiliates may purchase or retain some or all of one or more classes of notes of the series. The purchaser may thereafter from time to time offer and sell, pursuant to this prospectus and that prospectus supplement, some or all of the notes so purchased directly, through one or more underwriters to be designated at the time of the offering of the notes or through broker-dealers acting as agent and/or principal. The offering may be restricted in the manner specified in the prospectus supplement. The transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. In addition, the issuer trustee, the manager or one of their affiliates may pledge notes retained or purchased by the issuer trustee in connection with borrowings or use them in repurchase transactions.

     If any offered notes of any series are sold through underwriters, the prospectus supplement will describe the nature of the obligation of the underwriters to purchase the notes. The offered notes may be offered to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more underwriting firms acting alone. The underwriter or underwriters for a particular underwritten offering of offered notes will be named in the prospectus supplement relating to that offering, and, if an underwriting syndicate is used, the managing underwriter or underwriters will be set forth on the cover of the prospectus supplement. The obligation of the underwriters to purchase any offered notes of the related series will be subject to various conditions precedent, and the underwriters will be obligated to purchase all of the offered notes if any are purchased.

     Underwriters and agents who participate in the distribution of a series of offered notes may be entitled under agreements which may be entered into by the issuer trustee to indemnification by the issuer trustee against specific liabilities, including liabilities under the Securities Act, as amended, or to contribution for payments which the underwriters or agents may be required to make under the terms of the agreements.

     The prospectus supplement for any series of offered notes offered other than through the underwriters will contain information regarding the nature of the offering and any agreements to be entered into between the issuer trustee and dealers for the offered notes of that series.

     Affiliates of the manager, including Commonwealth Bank, may act as agents or underwriters in connection with the sale of a series of offered notes.
Securities sold, offered or recommended by Securitisation Advisory Services Pty
Limited, are not deposits, are not insured by the Federal Deposit Insurance
Corporation, are not guaranteed by, and are not otherwise obligations of,
Securitisation Advisory Services Pty Limited, and involve investment risks, including the possible loss of principal.

     Any affiliate of the issuer trustee or the manager acting as agent or underwriter in connection with the sale of a series of notes will be named, and its affiliation with the issuer trustee or the manager described, in the prospectus supplement. For underwritten offerings, any of these affiliates not named in the prospectus supplement will not be parties to the related underwriting agreement, will not be purchasing the related offered notes from the issuer trustee and will have no direct or indirect participation in the underwriting of the notes, although the affiliates may participate in the distribution of the offered notes under circumstances entitling it to a dealer's commission. An affiliate of the issuer trustee or the manager may act as a placement agent for offered notes not offered through underwriters. If an affiliate does act as placement agent on behalf of the issuer trustee in the sale of offered notes, it will

                                      103

receive a selling commission which will be disclosed in the prospectus supplement. To the extent permitted by law, affiliates of the issuer trustee or the manager may purchase notes acting as principal.

     The issuer trustee anticipates that the offered notes will be sold to institutional and retail investors. Purchasers of offered notes, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with re-offers and sales by them of offered notes. Offered noteholders should consult with their legal advisors in this regard prior to any re-offer or sale.

     There is currently no secondary market for the offered notes. The issuer trustee does not intend to make a secondary market for the offered notes. There can be no assurance that a secondary market for the offered notes will develop or, if it does develop, that it will continue. The issuer trustee may list the offered notes on a national or foreign stock exchange.

                                 LEGAL MATTERS

     Mayer, Brown, Rowe & Maw LLP, New York, New York, will pass upon some legal matters with respect to the offered notes, including the material U.S. federal income tax matters, for Commonwealth Bank and Securitisation Advisory Services
Pty Limited. Clayton Utz, Sydney, Australia, will pass upon some legal matters, including the material Australian tax matters, with respect to the offered notes for Commonwealth Bank and Securitisation Advisory Services Pty Limited.

                                      104

                                    GLOSSARY

Capitalized terms in this prospectus have the meaning set out below unless, in relation to a particular series, they are given a different meaning in the prospectus supplement for that series.

ACCRUED INTEREST ADJUSTMENT      in relation to a series, the amount of interest
                                 accrued on the housing loans of that series
                                 for, and any fees in relation to the housing
                                 loans falling due for payment during, the
                                 period commencing on and including the date on
                                 which interest is debited to the relevant
                                 housing loan accounts by the servicer for that
                                 housing loan immediately prior to the cut-off
                                 date for those housing loans and ending on but
                                 excluding the closing date for those housing
                                 loans and any accrued interest and fees due but
                                 unpaid in relation to the housing loan prior to
                                 the date that interest is debited to the
                                 relevant housing loan accounts.

ACQUIRING TRUST                  see page 5.

ADJUSTMENT ADVANCE               in relation to Assigned Assets and an
                                 Assignment Date, an amount, as determined by
                                 the manager and specified in the corresponding
                                 Transfer Proposal, not exceeding an amount
                                 equal to the accrued and unpaid interest in
                                 respect of the Assigned Assets (less any
                                 accrued and unpaid costs and expenses in
                                 respect of the Assigned Assets) during the
                                 period up to (but not including) that
                                 Assignment Date.

ADVERSE EFFECT                   any event which, determined by the manager
                                 unless specifically provided otherwise,
                                 materially and adversely affects the amount or
                                 timing of any payment due to any noteholder or
                                 redraw bondholder.

ASSIGNED ASSETS                  in relation to a Transfer Proposal and a
                                 Disposing Trust, the issuer trustee's entire
                                 right, title and interest (including the
                                 beneficial interest of each unitholder in
                                 relation to the Disposing Trust) as trustee of
                                 the Disposing Trust in:

                                 o    the assets of the Disposing Trust insofar
                                      as they relate to the housing loans
                                      referred to in that Transfer Proposal; and

                                 o    unless otherwise specified in that
                                      Transfer Proposal, the benefit of all
                                      representations and warranties given to
                                      the Trustee by the originator of the
                                      housing loans referred to in that Transfer
                                      Proposal, the servicer or any other person
                                      in relation to those assets.

ASSIGNMENT DATE                  in relation to a Transfer Proposal, the date
                                 specified as such in that Transfer Proposal on
                                 which the housing loans are transferred from
                                 the Disposing Trust to the Acquiring Trust.

                                      105

AUSTRALIAN CONSUMER              the Consumer Credit Code set out in the
CREDIT CODE                      Appendix to the Consumer Credit (Queensland)
                                 Act 1994, as amended by the Consumer Credit
                                 (Queensland) Amendment Act 1998, as in force or
                                 applied as a law of any jurisdiction in
                                 Australia.

AUTHORIZED SHORT-TERM            see page 40.
INVESTMENTS

BUSINESS DAY                     any day on which banks are open for business in
                                 Sydney, New York City and London which is also
                                 a TARGET Settlement Day other than a Saturday,
                                 a Sunday or a public holiday in Sydney, New
                                 York City or London.

CLEARSTREAM, LUXEMBOURG          see page 22.

DISPOSING TRUST                  see page 5.

DTC                              see page 22.

ELIGIBLE DEPOSITORY              a financial institution which has assigned to
                                 it short term credit ratings equal to or higher
                                 than A-1 by Standard & Poor's, F1 by Fitch
                                 Ratings and P-1 by Moody's and includes the
                                 servicer to the extent that:

                                 o    it is rated in this manner; or

                                 o    the rating agencies confirm that the
                                      rating of the servicer at a lower level
                                      will not result in a reduction,
                                      qualification or withdrawal of the ratings
                                      given by the rating agencies to the notes
                                      and any redraw bonds of the series.

ELIGIBLE TRUST CORPORATION       any person eligible for appointment as an
                                 institutional trustee under an indenture to be
                                 qualified pursuant to the Trust Indenture Act
                                 of 1939 of the United States of America as
                                 prescribed in section 310(a) of the Trust
                                 Indenture Act.

EUROCLEAR                        see page 22.

EXTRAORDINARY RESOLUTION         in relation to Voting Secured Creditors or a
                                 class of Voting Secured Creditors means a
                                 resolution passed at a duly convened meeting of
                                 the Voting Secured Creditors or a class of
                                 Voting Secured Creditors under the security
                                 trust deed by a majority consisting of not less
                                 than 75% of the votes of such Voting Secured
                                 Creditors or their representatives present and
                                 voting or, if a poll is demanded, by such
                                 Voting Secured Creditors holding or
                                 representing between them Voting Entitlements
                                 comprising in aggregate not less than 75% of
                                 the aggregate number of votes comprised in the
                                 Voting Entitlements held or represented by all
                                 the persons present and voting at the meeting
                                 or a written resolution signed by all the
                                 Voting Secured Creditors or the class of Voting
                                 Secured Creditors, as the case may be.

                                      106

FAIR MARKET VALUE                in relation to a housing loan means the fair
                                 market value for that housing loan determined
                                 by Commonwealth Bank's external auditors and
                                 which value reflects the performing or
                                 non-performing status, as determined by the
                                 servicer, of that housing loan and any benefit
                                 which the intended purchaser will have in
                                 respect of such housing loan under any relevant
                                 support facility. If the price offered to the
                                 issuer trustee in respect of a housing loan is
                                 equal to, or more than the principal
                                 outstanding plus accrued interest in respect of
                                 that housing loan, the issuer trustee is
                                 entitled to assume that this price represents
                                 the Fair Market Value in respect of that
                                 housing loan.

FITCH RATINGS                    Fitch Australia Pty Ltd, ABN 93 081 339 184.

INSOLVENCY EVENT                 means, in relation to:

                                 o    the issuer trustee in its capacity as
                                      trustee of a trust, the occurrence of any
                                      of the following events in relation to the
                                      issuer trustee in that capacity (and not
                                      in any other capacity):

                                      o    an application is made and not
                                           dismissed or stayed on appeal within
                                           30 days or an order is made that the
                                           issuer trustee be wound up or
                                           dissolved;

                                      o    an application for an order is made
                                           and not dismissed or stayed on appeal
                                           within 30 days appointing a
                                           liquidator, a provisional liquidator,
                                           a receiver or a receiver and manager
                                           in respect of the issuer trustee or
                                           one of them is appointed;

                                      o    except on terms approved by the
                                           security trustee, the issuer trustee
                                           enters into, or resolves to enter
                                           into, a scheme of arrangement, deed
                                           of company arrangement or composition
                                           with, or assignment for the benefit
                                           of, all or any class of its
                                           creditors, or it proposes a
                                           reorganization, moratorium or other
                                           administration involving any of them;

                                      o    the issuer trustee resolves to wind
                                           itself up, or otherwise dissolve
                                           itself, or gives notice of intention
                                           to do so, except to reconstruct or
                                           amalgamate while solvent on terms
                                           approved by the security trustee or
                                           is otherwise wound up or dissolved;

                                      o    the issuer trustee is or states that
                                           it is unable to pay its debts when
                                           they fall due;

                                      o    as a result of the operation of
                                           section 459(1) of the Australian
                                           Corporations Act 2001, the issuer
                                           trustee is taken to have failed to
                                           have complied with a statutory
                                           demand;

                                      o    the issuer trustee is or makes a
                                           statement from which it may be
                                           reasonably deduced by the security
                                           trustee that the issuer trustee is,
                                           the subject of an event described in
                                           section

                                      107

                                           459C(2)(b) or section 585 of the
                                           Australian Corporations Act 2001;

                                      o    the issuer trustee takes any step to
                                           obtain protection or is granted
                                           protection from its creditors, under
                                           any applicable legislation or an
                                           administrator is appointed to the
                                           issuer trustee or the board of
                                           directors of the issuer trustee
                                           propose to appoint an administrator
                                           to the issuer trustee or the issuer
                                           trustee becomes aware that a person
                                           who is entitled to enforce a charge
                                           on the whole or substantially the
                                           whole of the issuer trustee's
                                           property proposes to appoint an
                                           administrator to the issuer trustee;
                                           or

                                      o    anything analogous or having a
                                           substantially similar effect to any
                                           of the events specified above happens
                                           under the law of any applicable
                                           jurisdiction; and

                                 o    any other body corporate and the issuer
                                      trustee in its personal capacity, each of
                                      the following events:

                                      o    an order is made that the body
                                           corporate be wound up;

                                      o    a liquidator, provisional liquidator,
                                           controller or administrator is
                                           appointed in respect of the body
                                           corporate or a substantial portion of
                                           its assets whether or not under an
                                           order;

                                      o    except to reconstruct or amalgamate
                                           on terms reasonably approved by the
                                           issuer trustee (or in the case of a
                                           reconstruction or amalgamation of the
                                           issuer trustee in its personal
                                           capacity or the security trustee, on
                                           terms reasonably approved by the
                                           manager), the body corporate enters
                                           into, or resolves to enter into, a
                                           scheme of arrangement, deed of
                                           company arrangement or composition
                                           with, or assignment for the benefit
                                           of, all or any class of its
                                           creditors;

                                      o    the body corporate resolves to wind
                                           itself up, or otherwise dissolve
                                           itself, or gives notice of its
                                           intention to do so, except to
                                           reconstruct or amalgamate on terms
                                           reasonably approved by the issuer
                                           trustee (or in the case of a
                                           reconstruction or amalgamation of the
                                           issuer trustee in its personal
                                           capacity or the security trustee,
                                           except on terms reasonably approved
                                           by the manager) or is otherwise wound
                                           up or dissolved;

                                      o    the body corporate is or states that
                                           it is insolvent;

                                      108

                                      o    as a result of the operation of
                                           section 459F(1) of the Australian
                                           Corporations Act 2001, the body
                                           corporate is taken to have failed to
                                           comply with a statutory demand;

                                      o    the body corporate takes any step to
                                           obtain protection or is granted
                                           protection from its creditors, under
                                           any applicable legislation;

                                      o    any writ of execution, attachment,
                                           distress or similar process is made,
                                           levied or issued against or in
                                           relation to a substantial portion of
                                           the body corporate's assets and is
                                           not satisfied or withdrawn or
                                           contested in good faith by the body
                                           corporate within 21 days; or

                                      o    anything analogous or having a
                                           substantially similar effect to any
                                           of the events specified above happens
                                           under the law of any applicable
                                           jurisdiction.

INVESTED AMOUNT                  in relation to a note or any redraw bond, the
                                 principal amount of that note or redraw bond
                                 upon issue less the aggregate of all principal
                                 payments made on that note or redraw bond.

ISSUER TRUSTEE DEFAULT           means:

                                 o    the issuer trustee fails within 20 Sydney
                                      business days, or such longer period as
                                      the manager may agree to, after notice
                                      from the manager to carry out or satisfy
                                      any material duty or obligation imposed on
                                      the issuer trustee by the master trust
                                      deed or any other transaction document in
                                      respect of a Medallion Program trust
                                      established under the master trust deed;

                                 o    an Insolvency Event occurs with respect to
                                      the issuer trustee in its personal
                                      capacity;

                                 o    the issuer trustee ceases to carry on
                                      business;

                                 o    the issuer trustee merges or consolidates
                                      into another entity, unless approved by
                                      the manager, which approval will not be
                                      withheld if, in the manager's reasonable
                                      opinion, the commercial reputation and
                                      standing of the surviving entity will not
                                      be less than that of the issuer trustee
                                      prior to such merger or consolidation, and
                                      unless the surviving entity assumes the
                                      obligations of the issuer trustee under
                                      the transaction documents in respect of a
                                      Medallion Program trust established under
                                      the master trust deed; or

                                 o    there is a change in the ownership of 50
                                      per cent or more of the issued equity
                                      share capital of the issuer trustee from
                                      the position as at the date of the master
                                      trust deed, or effective control of the
                                      issuer trustee alters from the position as
                                      at the date of the master trust deed,
                                      unless in either case approved by the
                                      manager, which

                                      109

                                      approval will not be withheld if, in the
                                      manager's reasonable opinion, the change
                                      in ownership or control of the issuer
                                      trustee will not result in a lessening of
                                      the commercial reputation and standing of
                                      the issuer trustee.

MANAGER DEFAULT                  means:

                                 o    an Insolvency Event occurs in relation to
                                      the manager;

                                 o    the manager does not instruct the issuer
                                      trustee to pay the required amounts to the
                                      noteholders within the time periods
                                      specified in the relevant series
                                      supplement and that failure is not
                                      remedied within 10 Business Days, or such
                                      longer period as the issuer trustee may
                                      agree, of notice of failure being
                                      delivered to the manager by the issuer
                                      trustee;

                                 o    the manager does not prepare and transmit
                                      to the issuer trustee the monthly or
                                      quarterly certificates or any other
                                      reports required to be prepared by the
                                      manager and such failure is not remedied
                                      within 10 Business Days, or such longer
                                      period as the issuer trustee may agree, of
                                      notice being delivered to the manager by
                                      the issuer trustee. However, such a
                                      failure by the manager does not constitute
                                      a Manager Default if it is as a result of
                                      a Servicer Default referred to in the
                                      second paragraph of the definition of that
                                      term provided that, if the servicer
                                      subsequently provides the information to
                                      the manager, the manager prepares and
                                      submits to the issuer trustee the
                                      outstanding monthly or quarterly
                                      certificates or other reports within 10
                                      Business Days, or such longer period as
                                      the issuer trustee may agree to, of
                                      receipt of the required information from
                                      the servicer;

                                 o    any representation, warranty,
                                      certification or statement made by the
                                      manager in a transaction document or in
                                      any document provided by the manager under
                                      or in connection with a transaction
                                      document proves to be incorrect when made
                                      or is incorrect when repeated, in a manner
                                      which as reasonably determined by the
                                      issuer trustee has an Adverse Effect and
                                      is not remedied to the issuer trustee's
                                      reasonable satisfaction within 60 Business
                                      Days of notice to the manager by the
                                      issuer trustee; or

                                 o    the manager has breached its other
                                      obligations under a transaction document
                                      or any other deed, agreement or
                                      arrangement entered into by the manager
                                      under the master trust deed and relating
                                      to the trust or the notes or any redraw
                                      bonds, other than an obligation which
                                      depends upon information provided by, or
                                      action taken by, the servicer and the
                                      servicer has not provided the information
                                      or taken the action, and that breach has
                                      had or, if continued, will have an Adverse
                                      Effect as reasonably determined by the
                                      issuer trustee, and either:

                                      110

                                      o    such breach is not remedied so that
                                           it no longer has or will have to such
                                           an Adverse Effect, within 20 Business
                                           Days of notice delivered to the
                                           manager by the issuer trustee; or

                                      o    the manager has not within 20
                                           Business Days of receipt of such
                                           notice paid compensation to the
                                           issuer trustee for its loss from such
                                           breach in an amount satisfactory to
                                           the issuer trustee, acting
                                           reasonably.

                                 The issuer trustee must, in such notice,
                                 specify the reasons why it believes an Adverse
                                 Effect has occurred, or will occur, as the case
                                 may be.

MOODY'S                          Moody's Investors Service Inc.

OFFSHORE ASSOCIATE               see page 90.

PAYMENT MODIFICATION             see page 37.

PERFECTION OF TITLE EVENT        means:

                                 o    the originator makes any representation or
                                      warranty under a transaction document that
                                      proves to be incorrect when made, other
                                      than a representation or warranty in
                                      respect of which damages have been paid or
                                      for which payment is not yet due, for
                                      breach, or breaches any covenant or
                                      undertaking given by it in a transaction
                                      document, and that has or, if continued
                                      will have, an Adverse Effect; and:

                                      o    the same is not satisfactorily
                                           remedied so that it no longer has or
                                           will have, an Adverse Effect, within
                                           20 Business Days of notice being
                                           delivered to the originator by the
                                           manager or the issuer trustee; or

                                      o    if the preceding paragraph is not
                                           satisfied, the originator has not
                                           within 20 Business Days of such
                                           notice paid compensation to the
                                           issuer trustee for its loss from that
                                           breach in an amount satisfactory to
                                           the issuer trustee acting reasonably.
                                           Such compensation cannot exceed the
                                           aggregate of the principal amount
                                           outstanding in respect of the
                                           corresponding housing loan and any
                                           accrued or unpaid interest in respect
                                           of the housing loan, calculated in
                                           both cases at the time of payment of
                                           the compensation.

                                 The issuer trustee must, in such notice,
                                 specify the reasons why it believes an Adverse
                                 Effect has occurred, or will occur;

                                 o    if the originator is the servicer, a
                                      Servicer Default occurs;

                                 o    an Insolvency Event occurs in relation to
                                      the originator;

                                      111

                                 o    if the originator is the swap provider
                                      under a fixed rate swap or an interest
                                      rate basis cap, the originator fails to
                                      make any payment due under a swap or cap
                                      and that failure:

                                      o    has or will have an Adverse Effect as
                                           reasonably determined by the issuer
                                           trustee; and

                                      o    is not remedied by the originator
                                           within 20 Business Days, or such
                                           longer period as the issuer trustee
                                           agrees, of notice to the originator
                                           by the manager or the issuer trustee;

                                      o    a downgrading in the long term debt
                                           rating of the originator below BBB by
                                           Standard & Poor's, Baa2 by Moody's or
                                           BBB by Fitch Ratings or such other
                                           rating in respect of the originator
                                           as is agreed between the manager, the
                                           originator and the rating agency
                                           which had assigned the relevant
                                           rating.

PERFORMING HOUSING LOANS         means in relation to a series the aggregate of
AMOUNT                           the following:

                                 o    the amount outstanding under housing loans
                                      of that series under which no payment due
                                      from the borrower has been in arrears by
                                      more than 90 days; and

                                 o    the amount outstanding under housing loans
                                      of that series under which a payment due
                                      from the borrower has been in arrears by
                                      more than 90 days and which are insured
                                      under a mortgage insurance policy.

POTENTIAL TERMINATION EVENT      means:

                                 o    as a result of the introduction,
                                      imposition or variation of any law it is
                                      or becomes unlawful for the issuer
                                      trustee, and would also be unlawful for
                                      any new issuer trustee, to carry out any
                                      of its obligations under the relevant
                                      series supplement, the master trust deed
                                      (insofar as it relates to the trust), the
                                      note trust deed, the offered notes or the
                                      security trust deed; or

                                 o    all or any part of the relevant series
                                      supplement, the master trust deed (insofar
                                      as it relates to the trust) the note trust
                                      deed, the offered notes or the security
                                      trust deed is or has become void, illegal,
                                      unenforceable or of limited force and
                                      effect.

PRIOR INTEREST                   the issuer trustee's lien over, and right of
                                 indemnification from, the assets of the trust
                                 calculated in accordance with the master trust
                                 deed for fees and expenses payable to the
                                 issuer trustee, other than the Secured Moneys
                                 and the arranging fees payable to the manager,
                                 which are unpaid, or paid by the issuer trustee
                                 but not reimbursed to the issuer trustee from
                                 the assets of the trust.

                                      112

SECURED CREDITORS                see page 49.

SECURED MONEYS                   the aggregate of all moneys owing to the
                                 security trustee or to a Secured Creditor under
                                 any of the transaction documents whether such
                                 amounts are liquidated or not or are contingent
                                 or presently accrued due, and including rights
                                 sounding in damages only, provided that the
                                 amount owing by the issuer trustee in relation
                                 to the principal component of a note or any
                                 redraw bond is to be calculated by reference to
                                 the Invested Amount of that note or redraw
                                 bond.

SERVICER DEFAULT                 see page 67.

STANDARD & POOR'S                Standard & Poor's (Australia) Pty Ltd ABN 62
                                 007 324 852.

STATED AMOUNT                    for a note or a redraw bond means:

                                 o    the principal amount of that note or
                                      redraw bond upon issue; less

                                 o    the aggregate of principal payments
                                      previously made on that note or redraw
                                      bond; less

                                 o    the aggregate of all then unreimbursed
                                      principal charge-offs on that note or
                                      redraw bond.

TARGET SETTLEMENT DAY            any day on which TARGET (the Trans-European
                                 Automated Real-time Gross Settlement Express
                                 Transfer System) is open.

TRANSFER AMOUNT                  in relation to a Transfer Proposal means the
                                 amount specified as such in that Transfer
                                 Proposal, as determined by the manager, which
                                 must be:

                                 o    the aggregate principal outstanding of the
                                      Assigned Assets in relation to that
                                      Transfer Proposal as at close of business
                                      on the Business Day immediately preceding
                                      the cut-off date in relation to that
                                      Transfer Proposal; or

                                 o    such other amount as is agreed between the
                                      issuer trustee and the manager provided
                                      that the manager has given written
                                      confirmation to the issuer trustee that
                                      the manager has received confirmation from
                                      each rating agency in relation to the
                                      Acquiring Trust that the transfer of the
                                      Assigned Assets in relation to that
                                      Transfer Proposal for that amount will not
                                      result in a reduction, qualification or
                                      withdrawal of any ratings then assigned by
                                      it in relation to any note or redraw bond
                                      in relation to the Acquiring Trust or the
                                      Disposing Trust.

TRANSFER PROPOSAL                a proposal from the manager to the issuer
                                 trustee given in accordance with the master
                                 trust deed, for the issuer trustee to transfer
                                 Assigned Assets from one series trust under the
                                 master trust

                                      113

                                 deed to another series trust under the master
                                 trust deed.

VOTING ENTITLEMENTS              on a particular date, means the number of votes
                                 which a Voting Secured Creditor would be
                                 entitled to exercise if a meeting of Voting
                                 Secured Creditors were held on that date, being
                                 the number calculated by dividing the Secured
                                 Moneys owing to that Voting Secured Creditor by
                                 10 and rounding the resultant figure down to
                                 the nearest whole number. If the note trustee
                                 is a Voting Secured Creditor it will have a
                                 Voting Entitlement equal to the aggregate
                                 Voting Entitlement for all holders of offered
                                 notes.

                                 Secured Moneys in respect of the offered notes
                                 will be converted to Australian dollars at the
                                 exchange rates specified for this purpose in
                                 the relevant prospectus supplement or the spot
                                 rate used for the calculation of amounts
                                 payable on the early termination of the
                                 applicable currency swap, whichever produces
                                 the lowest amount in Australian dollars.

VOTING SECURED CREDITORS         means:

                                 o    for so long as the Secured Moneys of the
                                      noteholders, converted, in the case of the
                                      offered notes, to Australian dollars in
                                      the manner described in the definition of
                                      "Voting Entitlements" and any redraw
                                      bondholders are 75% or more of the then
                                      total Secured Moneys:

                                      o    if any offered note then remains
                                           outstanding, the note trustee, or, if
                                           the note trustee has become bound to
                                           notify, or seek directions from, the
                                           offered notes or take steps and/or to
                                           proceed under the note trust deed and
                                           fails to do so when required by the
                                           note trustee and such failure is
                                           continuing, the holders of the
                                           offered notes;

                                      o    if any other senior notes remain
                                           outstanding, the other senior
                                           noteholders; and

                                      o    if any redraw bonds remain
                                           outstanding, the redraw bondholders;
                                           or

                                      o    if none of the above securities then
                                           remain outstanding, the subordinated
                                           noteholders; and

                                 o    otherwise:

                                           o    if any offered note remains
                                                outstanding, the note trustee,
                                                or, if the note trustee has
                                                become bound to take steps
                                                and/or to proceed under the note
                                                trust deed and fails to do so
                                                when required by the note trust
                                                deed and such failure is
                                                continuing, the holders of the
                                                offered notes; and

                                      114

                                           o    each other then Secured Creditor
                                                other than the note trustee and
                                                the holders of the offered
                                                notes.

                                      115

                 SECURITISATION ADVISORY SERVICES PTY LIMITED

                       AS SPONSOR, DEPOSITOR AND MANAGER

                        COMMONWEALTH BANK OF AUSTRALIA

                          AS ORIGINATOR AND SERVICER

                             HOMEPATH PTY LIMITED

                                 AS ORIGINATOR

                       PERPETUAL TRUSTEE COMPANY LIMITED

    in its capacity as Issuer Trustee of the Medallion Trust Series 2007-1G

                      MORTGAGE BACKED FLOATING RATE NOTES

                                 [LOGO OMITTED]

                               ----------------

                              PROSPECTUS SUPPLEMENT

                               ----------------

                   Joint Lead Managers and Joint Bookrunners
CREDIT SUISSE               DEUTSCHE BANK SECURITIES            SOCIETE GENERALE

                               Joint Lead Manager
                        COMMONWEALTH BANK OF AUSTRALIA

     You should rely on the information contained or incorporated in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the notes in any state where the offer is not permitted.

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the notes and with respect to their unsold allotments and subscriptions. In addition, all dealers selling the notes will deliver a
prospectus supplement and prospectus until     .